UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	August 31, 2008

Date of reporting period:	February 29, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Semiannual Report

February 29, 2008

Columbia Funds

■  Columbia International Stock Fund

■  Columbia Mid Cap Growth Fund

■  Columbia Small Cap Growth Fund I

■  Columbia Real Estate Equity Fund

■  Columbia Technology Fund

■  Columbia Strategic Investor Fund

■  Columbia Balanced Fund

■  Columbia Oregon Intermediate Municipal Bond Fund

■  Columbia Conservative High Yield Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Columbia International Stock Fund	1

Columbia Mid Cap Growth Fund	5

Columbia Small Cap Growth Fund I	9

Columbia Real Estate Equity Fund	13

Columbia Technology Fund	17

Columbia Strategic Investor Fund	21

Columbia Balanced Fund	25

Columbia Oregon Intermediate Municipal Bond Fund	29

Columbia Conservative High Yield Fund	33

Financial Statements	37

Investment Portfolios	38

Statements of Assets and Liabilities	86

Statements of Operations	90

Statements of Changes in Net Assets	94

Financial Highlights	107

Notes to Financial Statements	145

Board Consideration and Approval of Advisory Agreements	162

Summary of Management Fee Evaluation by Independent Fee Consultant	166

Important Information About This Report	173

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. It's been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management's investment professionals have responded to these issues, I encourage you to read the portfolio managers' summary on the following pages. I believe these discussions reflect Columbia Management's investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia Funds. Columbia Management's commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past six months and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as the Funds' investment manager include:

■  Broad and deep investment expertise, including dedicated portfolio management, research and trading

■  Strategically positioned investment disciplines and processes

■  Comprehensive compliance and risk management

■  A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■  A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach—Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people—including portfolio managers, research analysts and traders—to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus—At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients' interests first and we understand the premium our clients place on reliability—whether it's related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you've chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Fund Profile – Columbia International Stock Fund

Summary

■  For the six-month period that ended February 29, 2008, the fund's Class A shares returned negative 8.06% without sales charge. The fund's benchmarks, the MSCI EAFE Index and the MSCI All Country World ex U.S. Index, returned negative 4.71% and negative 1.52%1, respectively. The average return of the fund's peer group, the Lipper International Multi-Cap Core Fund Classification, was negative 4.53%.2 Stock selection accounted for the shortfall in return. As corporate earnings declined because of slower economic growth, some investors were willing to pay more for those earnings than we were, and they bid up the prices of stocks to what we believed were unsustainable levels. Because our investment approach focuses on value and on choosing stocks whose prices are consistent with a company's long-term business prospects, we did not participate in this run-up in valuations or in the short-term gains that some stocks provided. However, we believe the fund's approach is prudent in the long term.

■  We maintained a large position in China, whose economy continued to be buoyed by robust exports and increasing domestic demand for goods and services. We increased the fund's weight in Hong Kong stocks, which has benefited from ties to mainland China's economic growth and to its link to the relatively weak U.S. dollar and declining U.S. interest rates. However, the fund had less exposure than the index to Hong Kong. By contrast, we were underweight in Japan and Europe, where we believe slower economic growth could put a damper on stock prices going forward. In Japan, the domestic economy continues to be weak, and the sharp decline in the U.S. dollar jeopardizes the growth from exports. In Europe, high interest rates and a strong euro are likely to be negative for economic growth. In the Middle East, huge oil revenues have sparked a wave of infrastructure development. To take advantage of this situation, we invested in Emaar Properties PJSC (0.5% of net assets), the largest property developer in the United Arab Emirates.

■  As economic growth slowed, we bought cyclical stocks that we believe had become relatively cheap. We also began to focus on companies that we believed could benefit from long-term trends, such as the search for alternative energy. Vestas Wind Systems A/S in Denmark is an example (0.6% of net assets).

■  We believe that the Federal Reserve Board's short-term interest-rate cuts could be positive for the global economy—and also for stocks down the road. In the meantime, we plan to use market volatility to put our value investment approach to work by investing in what we believe to be solid companies at attractive share prices.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI All Country World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the U.S. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/29/08

–8.06%

Class A shares (without sales charge)

–4.71%

MSCI EAFE Index

–1.52%

MSCI All Country World ex U.S. Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 01/31/2008.

Fund Profile (continued) – Columbia International Stock Fund

Portfolio Management

Fred Copper, lead manager of the fund, has managed or co-managed the fund since October 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2003.

Timothy R. Anderson has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Paul J. DiGiacomo has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Daisuke Nomoto has co-managed the fund since May 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2005.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Performance Information – Columbia International Stock Fund

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	18,730	17,650
Class B	17,952	17,952
Class C	18,024	18,024
Class Z	19,123	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia International Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception date	11/01/02		11/01/02		10/13/03		10/01/92
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–8.06	–13.35	–8.41	–12.34	–8.42	–9.20	–7.96
1-year	–3.00	–8.57	–3.74	–7.88	–3.72	–4.55	–2.78
5-year	17.23	15.85	16.36	16.14	16.45	16.45	17.69
10-year	6.48	5.85	6.03	6.03	6.07	6.07	6.70

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–12.38	–17.42	–12.66	–16.41	–12.70	–13.45	–12.28
1-year	–4.70	–10.18	–5.38	–9.44	–5.41	–6.22	–4.47
5-year	17.48	16.09	16.66	16.44	16.74	16.74	17.90
10-year	6.15	5.53	5.71	5.71	5.74	5.74	6.38

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B, and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.36
Class B	2.11
Class C	2.11
Class Z	1.11

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)

Class A	15.67
Class B	15.26
Class C	15.34
Class Z	15.79

Distributions declared per share

09/01/07 – 02/29/08 ($)

Class A	2.85
Class B	2.70
Class C	2.70
Class Z	2.90

Understanding Your Expenses – Columbia International Stock Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	919.39	1,018.60	6.01	6.32	1.26
Class B	1,000.00	1,000.00	915.91	1,014.87	9.57	10.07	2.01
Class C	1,000.00	1,000.00	915.81	1,014.87	9.57	10.07	2.01
Class Z	1,000.00	1,000.00	920.39	1,019.84	4.82	5.07	1.01

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Mid Cap Growth Fund

Summary

■  For the six-month period that ended February 29, 2008, the fund's Class A shares returned negative 3.42% without sales charge. Both of the fund's benchmarks, the Russell Midcap Growth Index returned negative 7.39% and the Russell Midcap Index returned negative 8.99%1 for the same period. The average return of the fund's peer group, the Lipper Mid-Cap Growth Funds Classification, was negative 7.25%.2 Mounting concerns about an economic recession, financial market illiquidity, declining home prices and weakened consumer spending caused the markets to sell off broadly in January. We believe that stock selection in the materials, energy and information technology sectors helped the fund weather a challenging environment better than its benchmark and peer group.

■  Energy names were among the top positive contributors during the period. Domestic oil exploration and production companies, Continental Resources, Inc. and Denbury Resources, Inc. (1.1% and 1.3% of net assets, respectively), benefited from good production growth, low exploration and development costs and high exposure to oil, which continued to climb in price. In the technology sector, Blackberry-maker Research in Motion Ltd. experienced broad demand for its new Pearl device, while customer relationships software maker Salesforce.com, Inc. enjoyed robust returns (0.5% and 0.5% of net assets, respectively). In the materials sector, agricultural companies led the way. Potash Corp. of Saskatchewan, Inc., a global fertilizer manufacturer, and Monsanto Co., which makes genetically modified seed, benefited as farmers sought to increase crop yields to take advantage of high commodity prices (1.4% and 1.1% of net assets, respectively).

■  Poor performance in the telecommunications and utilities sectors, along with selected individual holdings, hurt returns during the period. Footwear maker CROCS, Inc. (0.5% of net assets) suffered from disappointing earnings and concerns about inventory levels. We continue to own the stock on the belief that CROCS has the potential to continue to generate strong demand for its products globally. We subsequently sold two underperformers during the period: NII Holdings, Inc. in the telecommunications industry and technology provider to the automotive retail industry, DealerTrack Holdings, Inc.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2 Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/29/08

–3.42%

Class A shares (without sales charge)

–7.39%

Russell Midcap Growth Index

–8.99%

Russell Midcap Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 01/31/2008.

Fund Profile (continued) – Columbia Mid Cap Growth Fund

■  Going forward, we anticipate continued stock price volatility due to a weak economy and heightened risk sensitivity in the market. With the goal of maximizing returns and minimizing risk, we intend to take advantage of opportunities arising from investors' fears by screening the investment universe for what we believe to be attractively valued growth companies with strong business models, improving profit margins and improving returns on capital. Our focus remains on U.S.-based companies that derive a significant portion of revenues from abroad because we believe such companies can capitalize on rising global demand for goods and services.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006. Mr. Myers has been associated with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor or its predecessors or affiliate organizations since 2007.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance Information – Columbia Mid Cap Growth Fund

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	20,071	18,917
Class B	19,289	19,289
Class C	19,332	19,332
Class R	19,965	n/a
Class T	20,081	18,926
Class Z	20,423	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		R	T		Z
Inception	11/01/02		11/01/02		10/13/03		01/23/06	11/01/02		11/20/85
Sales charge	without	with	without	with	without	with	without	without	with	without
6-month (cumulative)	–3.42	–8.97	–3.75	–7.93	–3.73	–4.57	–3.52	–3.44	–8.99	–3.28
1-year	3.95	–2.03	3.19	–1.29	3.23	2.33	3.71	3.92	–2.05	4.22
5-year	14.57	13.22	13.71	13.47	13.76	13.76	14.44	14.54	13.20	14.92
10-year	7.22	6.58	6.79	6.79	6.81	6.81	7.16	7.22	6.59	7.40

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		R	T		Z
Sales charge	without	with	without	with	without	with	without	without	with	without
6-month (cumulative)	–10.62	–15.75	–10.95	–14.82	–10.92	–11.69	–10.72	–10.67	–15.81	–10.51
1-year	0.71	–5.07	–0.07	–4.42	–0.03	–0.90	0.46	0.65	–5.12	0.94
5-year	14.05	12.70	13.19	12.94	13.24	13.24	13.92	14.03	12.68	14.40
10-year	6.38	5.75	5.95	5.95	5.98	5.98	6.33	6.39	5.76	6.57

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class R shares and Class Z shares are each sold only at net asset value, have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A, B, and T (newer class shares) share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund.

The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund. The returns shown for Class R also include the performance of Class Z prior to the inception of Class A (11/01/02). If differences in expenses had been reflected, the returns would have been lower, since the Class R shares are subject to a higher Rule 12b-1 fee than Class A shares. Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B, C, R, and T would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.19
Class B	1.94
Class C	1.94
Class R	1.44
Class T	1.24
Class Z	0.94

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)

Class A	23.18
Class B	22.16
Class C	22.22
Class R	23.06
Class T	23.20
Class Z	23.60

Distributions declared per share

09/01/07 – 02/29/08 ($)

Class A	3.86
Class B	3.78
Class C	3.78
Class R	3.83
Class T	3.85
Class Z	3.88

Understanding Your Expenses – Columbia Mid Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	965.79	1,019.10	5.67	5.82	1.16
Class B	1,000.00	1,000.00	962.51	1,015.37	9.32	9.57	1.91
Class C	1,000.00	1,000.00	962.70	1,015.37	9.32	9.57	1.91
Class R	1,000.00	1,000.00	964.79	1,017.85	6.89	7.07	1.41
Class T	1,000.00	1,000.00	965.59	1,018.85	5.91	6.07	1.21
Class Z	1,000.00	1,000.00	967.18	1,020.34	4.45	4.57	0.91

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Small Cap Growth Fund I

Summary

■  For the six-month period that ended February 29, 2008, the fund's Class A shares returned negative 7.15% without sales charge. The fund's benchmarks, the Russell 2000 Growth Index, returned negative 11.67%, and the Russell 2000 Index, returned negative 12.91%1, for the same period. The average return of the fund's peer group, the Lipper Small-Cap Growth Funds Classification was negative 13.04%.2 Mounting concerns about recession, financial market illiquidity, declining home prices and weakened consumer spending caused the markets to sell off broadly early in 2008. We believe positive stock selection in the health care, consumer discretionary and energy sectors helped the fund weather a challenging environment better than its benchmark and peer group.

■  In the health care sector, top contract research organization ICON PLC (2.7% of net assets) benefited from increased outsourcing of pharmaceutical and biotechnology research. In addition, BioMarin Pharmaceutical, Inc. (1.0% of net assets) increased on robust revenue growth. Among consumer discretionary names, China-based New Oriental Education & Technology Group, Inc. had better-than-anticipated enrollment in its English test preparation programs. We subsequently sold the stock as it approached our price target. Top energy holdings included oil exploration and production company, Concho Resources, Inc. (0.7% of net assets), which benefited from rising oil prices, high production growth and a low cost structure. Foundation Coal Holdings, Inc. (0.5% of net assets), with strong geographic exposure across the country, was a beneficiary of strong worldwide demand for coal.

■  Detractors from return included the financials and telecommunications sectors, along with selected individual holdings. Align Technology projected a decline in demand for its Invisalign orthodontic system due to the weakened macroeconomic climate. China-based Noah Education Holdings had losses due to labeling problems with some of its digital learning devices. We subsequently sold both stocks. Footwear maker CROCS, Inc. (0.6% of net assets) suffered from excess inventory and disappointing earnings expectations.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/29/08

–7.15%

Class A shares (without sales charge)

–11.67%

Russell 2000 Growth Index

–12.91%

Russell 2000 Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 01/31/2008.

Fund Profile (continued) – Columbia Small Cap Growth Fund I

■  Going forward, we anticipate continued stock price volatility due to weakening economic indicators and heightened risk sensitivity in the market. With the goal of maximizing returns and minimizing risk, we intend to take advantage of opportunities arising from investors' fears by screening the investment universe for what we believe to be attractively valued growth companies with strong business models, improving profit margins and improving returns on capital. We remain focused on U.S.-based companies that derive a significant portion of revenues from abroad because we believe that such companies can capitalize on rising global demand for goods and services.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been associated with the advisor or its predecessor or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006. Mr. Myers has been associated with the advisor or its predecessor or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been associated with the advisor or its predecessor or affiliate organizations since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been associated with the advisor or its predecessor or affiliate organizations since 2007.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Stocks of small-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance Information – Columbia Small Cap Growth Fund I

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	23,289	21,953
Class B	22,907	22,907
Class C	22,889	22,889
Class Z	23,418	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Small Cap Fund I during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	11/01/05		11/01/05		11/01/05		10/01/96
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–7.15	–12.48	–7.53	–11.67	–7.58	–8.40	–7.06
1-year	0.97	–4.84	0.19	–4.29	0.11	–0.78	1.20
5-year	17.21	15.82	16.82	16.60	16.80	16.80	17.34
10-year	8.82	8.18	8.64	8.64	8.63	8.63	8.88

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–12.99	–18.00	–13.35	–17.22	–13.41	–14.19	–12.89
1-year	–0.59	–6.31	–1.35	–5.76	–1.43	–2.31	–0.36
5-year	16.55	15.17	16.15	15.93	16.13	16.13	16.69
10-year	7.82	7.19	7.64	7.64	7.63	7.63	7.89

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A, B and C (newer class shares) share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.45
Class B	2.20
Class C	2.20
Class Z	1.20

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)

Class A	26.18
Class B	25.87
Class C	25.85
Class Z	26.30

Distributions declared per share

09/01/07 – 02/29/08 ($)

Class A	3.80
Class B	3.56
Class C	3.56
Class Z	3.88

Understanding Your Expenses – Columbia Small Cap Growth Fund I

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	928.49	1,018.00	6.62	6.92	1.38
Class B	1,000.00	1,000.00	924.71	1,014.27	10.19	10.67	2.13
Class C	1,000.00	1,000.00	924.22	1,014.27	10.19	10.67	2.13
Class Z	1,000.00	1,000.00	929.39	1,019.24	5.42	5.67	1.13

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Real Estate Equity Fund

Summary

■  For the six-month period that ended February 29, 2008, the fund's Class A shares returned negative 14.78% without sales charge. The fund's benchmark, the FTSE NAREIT Equity REITs Index, returned negative 12.97%.1 The average return of its peer group, the Lipper Real Estate Funds Classification, was negative 12.27%.2 The 2007 credit crisis had a dramatic effect on the U.S. REIT market, culminating in the REIT group's first negative year since 1999. While few areas of the market escaped unscathed, the performance of the REIT group also compared poorly to broader market benchmarks. Relative to the benchmark and its peer group, we believe the fund's underperformance was primarily due to an emphasis on apartment REITs, which underperformed the remainder of the group. Poor performance from several retail REIT holdings also hurt returns.

■  A slight underweight in REITs that operate office properties helped buoy the fund's returns. This sector of the real estate market outperformed other sectors during the period. Alexandria Real Estate (5.0% of net assets), a niche office REIT specializing in the life sciences sector, benefited from higher rental rates and lower vacancy levels due to increased demand driven by continued investment in the sector from venture capital and pharmaceutical companies. The fund also enjoyed positive results from an emphasis on industrial REITs. In particular, ProLogis (3.5% of net assets) experienced significant growth in global trade, continued infrastructure development in Asia, and strong investor demand for its industrial properties fund management services.

■  A key detractor from performance during the period was iStar Financial (2.1% of net assets), which underwrites commercial mortgage loans. The stock fell out of favor with investors on concerns that credit issues in the housing market could be replicated in the commercial real estate market. The fund's exposure to the apartment property group also hurt relative returns during the period. Among detractors in this segment were American Campus Communities and Sun Communities (2.2% and 2.7% of net assets, respectively). Underperformance in the residential sector can be attributed to two main factors: A slowdown in business fundamentals from peak levels and an increase in supply of condominiums and single family homes available for rent. The slowing economy and weaker consumer spending patterns also negatively affected several of the fund's retail REIT holdings.

1The FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/29/08

–14.78%

Class A shares (without sales charge)

–12.97%

FTSE NAREIT Equity REITs Index

Fund Profile (continued) – Columbia Real Estate Equity Fund

■  With underlying business fundamentals remaining firm throughout 2007 and real estate pricing in both the public and private markets down strongly, it is no surprise that REIT valuations have declined dramatically. For the first time in many years, REIT stocks finished the year trading at a discount to the underlying real estate. The income component of many REITs has also become more attractive. In view of the current environment, we have reduced the fund's exposure to large development and redevelopment pipelines and have tilted the portfolio to favor companies with strong balance sheets and visible funding sources.

Portfolio Management

Arthur J. Hurley has managed the fund since September 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 2006.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investments in real estate securities can be subject to fluctuations in the value of the underlying properties, the effect of economic conditions on real estate values, changes in interest rates, and risks related to renting properties, such as rental defaults.

Performance Information – Columbia Real Estate Equity Fund

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	23,926	22,552
Class B	23,018	23,018
Class C	22,996	22,996
Class Z	24,304	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		04/01/94
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–14.78	–19.66	–15.13	–18.16	–15.12	–15.72	–14.71
1-year	–26.22	–30.47	–26.78	–28.97	–26.80	–27.23	–26.05
5-year	14.72	13.37	13.87	13.70	13.85	13.85	15.04
10-year	9.12	8.47	8.69	8.69	8.68	8.68	9.29

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–13.30	–18.30	–13.67	–16.75	–13.70	–14.31	–13.20
1-year	–19.67	–24.28	–20.33	–23.16	–20.33	–20.89	–19.49
5-year	15.61	14.25	14.74	14.57	14.72	14.72	15.92
10-year	9.36	8.72	8.93	8.93	8.92	8.92	9.54

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares in the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B (newer class shares) share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.23
Class B	1.98
Class C	1.98
Class Z	0.98

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)

Class A	12.57
Class B	12.57
Class C	12.54
Class Z	12.59

Distributions declared per share

09/01/07 – 02/29/08 ($)

Class A	5.97
Class B	5.94
Class C	5.94
Class Z	5.99

Understanding Your Expenses – Columbia Real Estate Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	852.21	1,018.15	6.22	6.77	1.35
Class B	1,000.00	1,000.00	848.68	1,014.42	9.65	10.52	2.10
Class C	1,000.00	1,000.00	848.78	1,014.42	9.65	10.52	2.10
Class Z	1,000.00	1,000.00	852.91	1,019.39	5.07	5.52	1.10

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Technology Fund

Summary

■  For the six-month period that ended February 29, 2008, the fund's Class A shares returned negative 12.31% without sales charge. In a weak environment for stocks, in general, and the technology sector, in particular, the fund held up better than its benchmark, the Merrill Lynch 100 Technology Index, which returned negative 14.40%1 for the same period. Its losses were less than the average for its peer group, the Lipper Science & Technology Funds Classification, which returned negative 13.01%.2 The fund's performance was aided by positive stock selection. Light exposure to the semiconductor area, which underperformed, also helped its return.

■  Communications equipment stocks were solid performers during the period. Research in Motion Ltd. (2.2% of net assets) benefited from continued strong subscriber growth, and Finnish handset maker, Nokia (10.5% of net assets), experienced success from its product differentiation strategy, skillful inventory management and solid distribution. Despite a tough economic environment, QUALCOMM, Inc. (3.7% of net assets), also experienced broad demand for its handsets, which support multi-media functionality. In the computer and peripherals segment, the fund had less exposure than the index to Apple, Inc. (0.5% of net assets), which benefited performance. Concerns about weakened consumer spending hurt the stock. Laptop touchpad maker Synaptics, Inc. generated a 23% return for the fund, helping offset losses in other areas. We took profits and sold the stock. The weak dollar boosted International Business Machines Corp. (1.4% of net assets), which derives a significant portion of its revenues from overseas markets.

■  Several internet software and services names detracted from returns. Shares of Equinix, Inc. (1.3% of net assets), which services internet exchanges services and data centers, declined on concerns about business prospects in a weak economy. We continue to hold the stock on the belief that these fears are overblown. We also continue to hold Chinese Internet search firm Baidu.com, Inc. (1.5% of net assets), which was hurt by a slowdown in revenue growth. We sold software maker Dealer Track Holdings, Inc., which serves car dealers, after sales declined in a soft auto sales environment.

■  In light of a slowing U.S. economy and lower earnings expectations, we took a more cautious stance on the technology sector during the period. Corporate spending on technology has slowed. However, we remain hopeful for a pick-up in spending in the second half of the year. In the meantime, we continue to focus on higher quality companies with solid earnings and strong business fundamentals.

1The Merrill Lynch 100 Technology Index is an equally-weighted index of 100 leading technology stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/29/08

–12.31%

Class A shares (without sales charge)

–14.40%

Merrill Lynch 100 Technology Index

Fund Profile (continued) – Columbia Technology Fund

Portfolio Management

Wayne Collette has managed the fund since June 2002 and has been with the advisor or its predecessors or affiliate organizations since 2001.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. Technology stocks may be more volatile than stocks in other sectors. The fund should be considered part of an overall investment program, and not a complete investment program.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Investing in emerging markets may involve greater risks than investing in more developed countries.. In addition, concentration of investments in a single region may result in greater volatility.

Performance Information – Columbia Technology Fund

Performance of a $10,000 investment 11/09/00 – 02/29/08 ($)

Sales charge	without	with
Class A	10,791	10,172
Class B	10,346	10,346
Class C	10,366	10,366
Class Z	10,960	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Technology Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–12.31	–17.35	–12.71	–16.89	–12.69	–13.52	–12.29
1-year	–1.27	–6.94	–1.99	–6.68	–2.09	–3.03	–1.03
5-year	23.17	21.72	22.20	22.02	22.25	22.25	23.49
Life	1.05	0.23	0.47	0.47	0.49	0.49	1.26

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month
(cumulative)	–19.97	–24.57	–20.22	–24.04	–20.25	–21.02	–19.84
1-year	–3.58	–9.11	–4.26	–8.84	–4.25	–5.17	–3.32
5-year	23.51	22.09	22.55	22.38	22.60	22.60	23.86
Life	0.75	–0.05	0.18	0.18	0.21	0.21	0.98

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.46
Class B	2.21
Class C	2.21
Class Z	1.21

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)

Class A	9.70
Class B	9.40
Class C	9.42
Class Z	9.82

Distributions declared per share

09/01/07 – 02/29/08 ($)

Class A	0.61
Class B	0.52
Class C	0.52
Class Z	0.64

Understanding Your Expenses – Columbia Technology Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	876.88	1,018.20	6.25	6.72	1.34
Class B	1,000.00	1,000.00	872.90	1,014.47	9.73	10.47	2.09
Class C	1,000.00	1,000.00	873.10	1,014.47	9.73	10.47	2.09
Class Z	1,000.00	1,000.00	877.08	1,019.44	5.09	5.47	1.09

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Strategic Investor Fund

Summary

■  For the six-month period that ended February 29, 2008, the fund's Class A shares returned negative 4.56% without sales charge. The fund's benchmark, the Russell 1000 Index, returned negative 8.44%.1 The average return of the fund's peer group, the Lipper Multi-Cap Core Funds Classification, was negative 7.84%.2 In a period that was challenging for stocks, in general, the fund held up better than its benchmark or peer group because of strong stock selection and, to a lesser extent, because of favorable sector weights.

■  Stock selection in the energy, health care and materials sectors benefited the fund's return. In the energy sector, Wellstream Holdings PLC (1.0% of net assets) and Continental Resources, Inc. (0.6% of net assets) were strong performers. In the health care sector, positive contributors included Masimo Corp. and Illumina, Inc. (0.5% and 0.2% of net assets, respectively), while Monsanto Co. (0.9% of net assets) was an important holding among materials companies.

■  We remained concerned about credit issues and the state of the U.S. economy. As a result, the fund maintained its underweight in the financials sector, which benefited relative performance. However, fund holdings Ambac Financial Group, Inc. and Freddie Mac faced a challenging environment and were eliminated from the portfolio. The fund also experienced disappointments from Spirit Aerosystems Holdings, Inc., Equifax, Inc. and Genco Shipping & Trading Ltd. in the industrials sector. All three were sold.

■  Because we continue to believe that the credit market issues that weighed on the U.S. financial system and the broader economy in late 2007 are still present in 2008, we remain cautious about the prospects for the financials sector in the near term. However, recent interest-rate reductions by the Federal Reserve Board, coupled with the potential benefits of a proposed economic stimulus package, could provide some support to the U.S. economy. As a result, we have begun to find selected opportunities in the consumer discretionary sector, which historically has been attractive in the early stage of an economic recovery. We also continue to view the energy sector favorably. Finally, we will continue to evaluate compelling growth trends and valuations in overseas markets.

1The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/29/08

–4.56%

Class A shares (without sales charge)

–8.44%

Russell 1000 Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 11/30/2007.

Fund Profile (continued) – Columbia Strategic Investor Fund

Portfolio Management

Emil A. Gjester, lead manager of the fund, has managed or co-managed the fund since May 2002 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Dara J. White has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Michael T. Welter has co-managed the fund since July 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Performance Information – Columbia Strategic Investor Fund

Performance of a $10,000 investment 11/09/00 – 02/29/08 ($)

Sales charge	without	with
Class A	26,260	24,753
Class B	25,204	25,204
Class C	25,214	25,214
Class Z	26,617	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Strategic Investor Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–4.56	–10.05	–4.92	–9.21	–4.87	–5.73	–4.42
1-year	2.76	–3.15	1.99	–2.61	2.04	1.12	3.05
5-year	15.67	14.31	14.80	14.57	14.81	14.81	15.95
Life	14.13	13.21	13.49	13.49	13.50	13.50	14.34

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–11.16	–16.26	–11.54	–15.53	–11.49	–12.29	–11.05
1-year	0.13	–5.61	–0.64	–5.12	–0.63	–1.53	0.36
5-year	15.51	14.15	14.65	14.42	14.66	14.66	15.78
Life	13.77	12.87	13.13	13.13	13.14	13.14	13.98

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.32
Class B	2.07
Class C	2.07
Class Z	1.07

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)

Class A	18.50
Class B	17.99
Class C	18.00
Class Z	18.53

Distributions declared per share

09/01/07 – 02/29/08 ($)

Class A	2.28
Class B	2.21
Class C	2.21
Class Z	2.33

Understanding Your Expenses – Columbia Strategic Investor Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	954.40	1,018.80	5.93	6.12	1.22
Class B	1,000.00	1,000.00	950.82	1,015.07	9.56	9.87	1.97
Class C	1,000.00	1,000.00	951.32	1,015.07	9.56	9.87	1.97
Class Z	1,000.00	1,000.00	955.79	1,020.04	4.72	4.87	0.97

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Balanced Fund

Summary

■  For the six-month period that ended February 29, 2008, the fund's Class A shares returned 0.04% without sales charge. The fund's benchmarks, the S&P 500 Index returned negative 8.79% and the Lehman Brothers U.S. Aggregate Bond Index returned 5.67%1 for the same period. The fund's return was higher than the blended average of its two benchmarks, which was negative 3.12% on a 60/40 basis. It was also higher than the negative 4.31% average return of its peer group, the Lipper Mixed-Asset Target Allocation Growth Funds Classification.2 This performance was made possible by the fund's stock selection, which limited losses in a difficult equity environment.

■  The equity portion of the portfolio experienced especially favorable results from its investments in the energy, technology and financials sectors. Top performers in the energy group included exploration and production companies such as Apache, Devon Energy, and Anadarko Petroleum (1.4%, 1.4%, and 0.8% of net assets, respectively), which continued to benefit from the sustained upturn in crude oil prices. Although the technology and financial sectors performed poorly during the period, the fund's defensive stance helped it hold up better than the index. In technology, the fund benefited from a reduction of its semiconductor holdings in favor of less cyclical large-capitalization stocks. In the financials sector, we did better than the index by concentrating on companies with limited exposure to the difficulties in the credit markets, notably Berkshire Hathaway and State Street (0.9% and 1.1% of net assets, respectively).

■  The fixed-income portion of the portfolio underperformed its benchmark during the period. Performance was hurt by overweight positions in commercial mortgage-backed securities and by its corporate bond holdings, especially within the finance and wireless sectors. Many fixed-income markets experienced a dramatic drop-off in liquidity during the period, and the ensuing flight-to-quality meant that any fund with extensive positions outside the Treasury market was likely to underperform. As the period wore on, we cut the fund's exposure to corporate bonds and made incremental increases to Treasuries.

■  Looking ahead, there is considerable uncertainty regarding the weakness of the overall economy. The fund's equity holdings remain defensively positioned, while its fixed-income investments reflect the expectation that the Federal Reserve Board will be forced to continue its rate-cutting regimen. Although the performance of non-Treasury holdings hurt results for the past six months, the portfolio enters this new reporting period with a significant yield advantage versus Treasury securities.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/29/08

+0.04%

Class A shares (without sales charge)

–8.79%

S&P 500 Index

+5.67%

Lehman Brothers U.S. Aggregate Bond Index

Fund Profile (continued) – Columbia Balanced Fund

Portfolio Management

Columbia Balanced Fund is managed by a manager from Columbia's large cap core team:

Guy W. Pope

and Columbia's bond team:

Leonard A. Aplet  Ron B. Stahl  Kevin L. Cronk  Thomas A. LaPointe

Guy W. Pope has co-managed the fund since 1997 and has been associated with the advisors or its predecessor or affiliate organizations since 1993.

Leonard A. Aplet has co-managed the fund since October 1991 and has been associated with the advisors or its predecessor or affiliate organizations since 1987.

Ron B. Stahl has co-managed the fund since March 2005 and has been associated with the advisors or its predecessor or affiliate organizations since 1998.

Kevin L. Cronk has co-managed the fund since November 2006 and has been associated with the advisors or its predecessor or affiliate organizations since 1999.

Thomas A. Lapointe has co-managed the fund since November 2006 and has been associated with the advisors or its predecessor or affiliate organizations since 1999.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investments in high-yield bonds (sometimes referred to as "junk bonds") offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments.

Performance Information – Columbia Balanced Fund

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	16,048	15,126
Class B	15,421	15,421
Class C	15,421	15,421
Class Z	16,311	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/91
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	0.04	–5.72	–0.33	–5.25	–0.33	–1.31	0.20
1-year	4.48	–1.53	3.72	–1.28	3.72	2.72	4.74
5-year	9.32	8.03	8.51	8.22	8.51	8.51	9.65
10-year	4.84	4.23	4.43	4.43	4.43	4.43	5.01

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–2.93	–8.50	–3.29	–8.07	–3.33	–4.29	–2.81
1-year	3.93	–2.06	3.16	–1.84	3.12	2.12	4.19
5-year	9.30	8.01	8.48	8.19	8.48	8.48	9.62
10-year	4.58	3.96	4.16	4.16	4.16	4.16	4.75

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B, and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class Z	0.78

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)

Class A	24.37
Class B	24.33
Class C	24.33
Class Z	24.36

Distributions declared per share

09/01/07 – 02/29/08 ($)

Class A	0.43
Class B	0.34
Class C	0.34
Class Z	0.46

Understanding Your Expenses – Columbia Balanced Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000, For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.40	1,019.69	5.17	5.22	1.04
Class B	1,000.00	1,000.00	996.72	1,015.96	8.89	8.97	1.79
Class C	1,000.00	1,000.00	996.72	1,015.96	8.89	8.97	1.79
Class Z	1,000.00	1,000.00	1,001.99	1,020.93	3.93	3.97	0.79

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Oregon Intermediate Municipal Bond Fund

Summary

■  For the six-month period that ended February 29, 2008, the fund's Class A shares returned 0.13% without sales charge. The fund's benchmark, the Lehman Brothers General Obligation Bond Index, returned 0.43%.1 The average return of the fund's peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification, was 0.26%.2

■  February 2008 was one of worst months for the municipal market in the last 10 years, wiping out what had been relatively strong performance in the early part of the period. The municipal market confronted challenges brought on by de-leveraging hedge funds and by ratings downgrades of the large, "monoline" insurers, who guarantee the timely repayment of bond principal and interest when an issuer defaults (so named because they only provide their services to the capital markets). An overall lack of liquidity in the fixed income markets, particularly in the auction-rate markets, which have failed to attract buyers, also weighed on the market.

■  In this environment, higher quality non-insured bonds, especially pre-refunded bonds, which are backed by U.S. government securities, performed the best. The fund benefited by holding 27% of its assets in these bonds. However, performance was hampered because the fund had over 30% of its assets in bonds with maturities of 10 years or longer. While bonds with maturities between three and seven years posted returns between 2% and 3%, those with maturities of 10+ years produced returns ranging from negative 1.5% to negative 5%. Holdings of lower rated or non-rated credits also hurt performance as the market demanded higher yields for bonds rated "A" or lower. Also, the fund's zero coupon bonds underperformed during the period.

■  Going forward, we hope to enhance the fund's yield by taking advantage of the recent dislocation in the municipal market. We believe security selection will be critical in the coming months as the market sorts through the decreased availability of insured bonds, the de-leveraging of hedge funds and other factors.

1The Lehman Brothers General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate market risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/29/08

+0.13%

Class A shares (without sales charge)

+0.43%

Lehman Brothers General Obligation Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/2007.

Fund Profile (continued) – Columbia Oregon Intermediate Municipal Bond Fund

Portfolio Management

Brian McGreevy has managed the fund since December 2003 and has been with the advisor and its predecessors or affiliate organizations since 1994.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the AMT. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Performance Information – Columbia Oregon Intermediate Municipal Bond Fund

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	14,907	14,202
Class B	14,326	14,326
Class C	14,545	14,545
Class Z	15,138	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The performance of $10,000 with sales charge for Class A is calculated with an initial sales charge of 4.75%.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		07/02/84
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	0.13	–3.12	–0.22	–3.17	–0.08	–1.06	0.27
1-year	–0.07	–3.31	–0.79	–3.68	–0.48	–1.44	0.19
5-year	2.82	1.83	2.05	2.05	2.36	2.36	3.10
10-year	4.07	3.57	3.66	3.66	3.82	3.82	4.23

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	1.17	–2.14	0.81	–2.17	0.95	–0.04	1.30
1-year	2.23	–1.09	1.49	–1.47	1.80	0.82	2.49
5-year	3.29	2.29	2.51	2.51	2.83	2.83	3.57
10-year	4.31	3.80	3.89	3.89	4.05	4.05	4.47

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

The 5 & 10-year Class A average annual returns with sales charge as of 02/29/08 and 03/31/08 include the previous sales charge of 4.75%. The Class A 6-month cumulative return and the 1-year annual returns with sales charge as of 02/29/08 and 03/31/08 include the new sales charge of 3.25%. This change was effective beginning August 22, 2005.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B (newer class shares) share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.88
Class B	1.63
Class C	1.63
Class Z	0.63

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

*The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 12/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)

Class A	11.81
Class B	11.81
Class C	11.81
Class Z	11.81

Distributions declared per share

09/01/07 – 02/29/08 ($)

Class A	0.23
Class B	0.19
Class C	0.20
Class Z	0.25

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Understanding Your Expenses – Columbia Oregon Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,001.29	1,020.93	3.93	3.97	0.79
Class B	1,000.00	1,000.00	997.81	1,017.21	7.65	7.72	1.54
Class C	1,000.00	1,000.00	999.20	1,018.95	5.92	5.97	1.19
Class Z	1,000.00	1,000.00	1,002.69	1,022.18	2.69	2.72	0.54

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Fund Profile – Columbia Conservative High Yield Fund

Summary

■  For the six-month period that ended February 29, 2008, the fund's Class A shares returned negative 0.58% without sales charge. The fund's return was lower than the 1.97% return of its benchmark, the JPMorgan Developed BB High Yield Index.1 However, it held up better than its peer group, the Lipper High Current Yield Funds Classification, which returned negative 2.48%.2 The fund was positioned more conservatively than its peers but less conservatively than the benchmark in a period of considerable volatility for the financial markets, which, in general, drove investors toward less risky market segments.

■  Well-publicized difficulties in the mortgage sector created a market environment in which creditworthiness commanded a premium and liquidity dried up for many classes of low-rated securities. In this setting, the fund benefited from its ownership of higher-quality BB-bonds and from its holdings in defensive sectors, such as health care, utilities and energy. Although the fund was underweight in the beleaguered finance and housing sectors, specific holdings, including GMAC and E*TRADE (0.9% and 0.4% of net assets, respectively) detracted from overall results.

■  Recognizing the market's reduced appetite for risk, we increased the fund's holdings in what we believed were good quality defensive bonds and steered away from credits with deteriorating credit profiles and poor liquidity. We believe that liquidity pressures faced by marginal credits could cause the corporate default rate to rise in the coming year, and we believe that the fund's focus on companies with strong balance sheets and robust asset values will benefit the fund in these circumstances.

1The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard and Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/29/08

–0.58%

Class A shares (without sales charge)

+1.97%

JPMorgan Developed BB High Yield Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long ). All these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 09/30/2007.

Fund Profile (continued) – Columbia Conservative High Yield Fund

Portfolio Management

Thomas A. LaPointe has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Kevin L. Cronk has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

The term "conservative" in the Columbia Conservative High Yield Fund's name, and as used in the discussion above, is intended to describe the fund's credit approach relative to other high yield funds; the fund invests primarily in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's. These lower rated bonds, commonly referred to as "junk" bonds, are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. Also changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Performance Information – Columbia Conservative High Yield Fund

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)

Sales charge	without	with
Class A	15,493	14,751
Class B	14,870	14,870
Class C	14,958	14,958
Class Z	15,707	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Conservative High Yield Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/93
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–0.58	–5.24	–0.94	–5.75	–0.87	–1.83	–0.45
1-year	–1.88	–6.50	–2.61	–7.21	–2.47	–3.38	–1.64
5-year	4.89	3.88	4.10	3.78	4.22	4.22	5.15
10-year	4.48	3.96	4.05	4.05	4.11	4.11	4.62

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	–3.02	–7.60	–3.38	–8.08	–3.31	–4.25	–2.90
1-year	–2.21	–6.83	–2.93	–7.52	–2.79	–3.71	–1.96
5-year	4.51	3.51	3.71	3.40	3.84	3.84	4.76
10-year	4.40	3.89	3.96	3.96	4.03	4.03	4.54

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Classes A and B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Classes A, B, and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class Z	0.78

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)

Class A	7.81
Class B	7.81
Class C	7.81
Class Z	7.81

Distributions declared per share

09/01/07 – 02/29/08 ($)

Class A	0.27
Class B	0.24
Class C	0.24
Class Z	0.28

Understanding Your Expenses – Columbia Conservative High Yield Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	994.18	1,019.39	5.45	5.52	1.10
Class B	1,000.00	1,000.00	990.60	1,015.66	9.16	9.27	1.85
Class C	1,000.00	1,000.00	991.30	1,016.41	8.42	8.52	1.70
Class Z	1,000.00	1,000.00	995.52	1,020.64	4.22	4.27	0.85

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of Class C expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Financial Statements – Columbia Funds
February 29, 2008 (Unaudited)

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Investment Portfolio – Columbia International Stock Fund

February 29, 2008 (Unaudited)

Common Stocks – 97.5%
	Shares	Value ($)
Consumer Discretionary – 10.0%
Auto Components – 2.7%
Continental AG	70,424	6,865,609
Denso Corp.	279,100	10,429,242
Stanley Electric Co., Ltd.	361,700	7,659,827
Toyota Boshoku Corp.	160,100	5,512,893
Auto Components Total		30,467,571
Automobiles – 1.8%
Dongfeng Motor Group Co., Ltd., Class H	13,812,000	8,363,906
Toyota Motor Corp.	204,900	11,151,224
Automobiles Total		19,515,130
Hotels, Restaurants & Leisure – 2.0%
Genting Berhad	2,764,300	5,853,761
Kangwon Land, Inc.	228,720	4,981,939
Paddy Power PLC	337,013	10,771,651
Hotels, Restaurants & Leisure Total		21,607,351
Household Durables – 1.0%
Matsushita Electric Industrial Co., Ltd.	549,000	11,537,378
Household Durables Total		11,537,378
Leisure Equipment & Products – 0.6%
Nikon Corp.	223,000	6,256,234
Leisure Equipment & Products Total		6,256,234
Media – 1.3%
Vivendi	369,490	14,590,049
Media Total		14,590,049
Specialty Retail – 0.6%
Esprit Holdings Ltd.	561,900	6,983,383
Specialty Retail Total		6,983,383
Consumer Discretionary Total		110,957,096
Consumer Staples – 7.6%
Beverages – 1.3%
Fomento Economico Mexicano SAB de CV, ADR	192,472	7,698,880
Heineken NV	113,821	6,417,842
Beverages Total		14,116,722
Food Products – 3.2%
China Milk Products Group Ltd.	6,358,000	3,790,998
Nestle SA, Registered Shares	23,514	11,238,314

	Shares	Value ($)
Toyo Suisan Kaisha Ltd.	352,000	5,726,519
Unilever PLC	484,165	15,274,869
Food Products Total		36,030,700
Personal Products – 0.7%
Shiseido Co., Ltd.	335,000	7,659,983
Personal Products Total		7,659,983
Tobacco – 2.4%
British American Tobacco PLC	180,028	6,739,857
Imperial Tobacco Group PLC	113,034	5,247,741
Japan Tobacco, Inc.	2,809	14,156,648
Tobacco Total		26,144,246
Consumer Staples Total		83,951,651
Energy – 8.3%
Energy Equipment & Services – 1.9%
Technip SA	107,028	8,701,201
TGS Nopec Geophysical Co. ASA (a)	586,700	8,666,042
Wellstream Holdings PLC (a)	140,335	3,535,885
Energy Equipment & Services Total		20,903,128
Oil, Gas & Consumable Fuels – 6.4%
BP PLC	619,566	6,703,718
BP PLC, ADR	146,092	9,476,988
PetroChina Co., Ltd., Class H	7,692,000	11,279,720
Royal Dutch Shell PLC, Class B	233,411	8,214,622
StatoilHydro ASA	317,850	9,728,273
Total SA	230,030	17,369,920
Yanzhou Coal Mining Co., Ltd., Class H	4,796,000	7,915,096
Oil, Gas & Consumable Fuels Total		70,688,337
Energy Total		91,591,465
Financials – 24.3%
Capital Markets – 2.5%
Credit Suisse Group, Registered Shares	266,446	13,084,121
Deutsche Bank AG, Registered Shares	134,025	14,897,209
Capital Markets Total		27,981,330
Commercial Banks – 14.3%
Australia & New Zealand Banking Group Ltd.	291,521	5,876,274
Banco Bilbao Vizcaya Argentaria SA	819,290	16,951,906
Banco Santander SA	1,188,820	21,249,367

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Bank of Ireland	779,861	10,993,963
Barclays PLC	1,384,546	13,011,729
BNP Paribas	73,196	6,575,228
Bumiputra-Commerce Holdings Berhad	1,468,000	4,770,277
DBS Group Holdings Ltd.	552,000	6,719,822
HBOS PLC	361,337	4,283,991
HSBC Holdings PLC	854,296	12,918,047
Industrial & Commercial Bank of China, Class H	5,635,000	3,901,213
Mizuho Financial Group, Inc.	1,376	5,715,832
Societe Generale	98,845	10,590,408
Societe Generale NV (a)	24,711	2,715,365
Swedbank AB, Class A	352,800	9,532,688
United Overseas Bank Ltd.	1,001,900	12,723,585
Westpac Banking Corp.	487,194	10,396,080
Commercial Banks Total		158,925,775
Consumer Finance – 0.4%
ORIX Corp.	26,340	3,914,079
Consumer Finance Total		3,914,079
Diversified Financial Services – 0.5%
Fortis	259,203	5,710,244
Diversified Financial Services Total		5,710,244
Insurance – 4.6%
Aviva PLC	593,819	7,150,489
Axis Capital Holdings Ltd.	261,577	9,644,344
Baloise Holding AG, Registered Shares	127,554	11,512,925
Brit Insurance Holdings PLC	1,801,495	8,252,020
Swiss Reinsurance, Registered Shares	178,814	14,347,565
Insurance Total		50,907,343
Real Estate Management & Development – 2.0%
Emaar Properties PJSC	1,608,351	5,452,408
Hongkong Land Holdings Ltd.	1,965,000	8,481,516
Swire Pacific Ltd., Class A	732,300	8,376,357
Real Estate Management & Development Total		22,310,281
Financials Total		269,749,052
Health Care – 7.5%
Pharmaceuticals – 7.5%
AstraZeneca PLC	329,152	12,352,519
Biovail Corp.	636,296	9,016,314
Novartis AG, Registered Shares	438,966	21,574,865
Novo-Nordisk A/S, Class B	86,425	5,916,946

	Shares	Value ($)
Roche Holding AG, Genusschein Shares	89,368	17,551,127
Takeda Pharmaceutical Co., Ltd.	165,100	9,177,353
Teva Pharmaceutical Industries Ltd., ADR	162,434	7,970,636
Pharmaceuticals Total		83,559,760
Health Care Total		83,559,760
Industrials – 12.4%
Aerospace & Defense – 0.8%
MTU Aero Engines Holding AG	165,977	8,407,700
Aerospace & Defense Total		8,407,700
Airlines – 0.3%
British Airways PLC (a)	676,018	3,419,658
Airlines Total		3,419,658
Building Products – 1.0%
Geberit AG, Registered Shares	75,700	11,130,448
Building Products Total		11,130,448
Commercial Services & Supplies – 0.7%
Randstad Holding NV	205,400	7,826,078
Commercial Services & Supplies Total		7,826,078
Construction & Engineering – 0.8%
Outotec Oyj	169,909	9,338,314
Construction & Engineering Total		9,338,314
Electrical Equipment – 2.3%
ABB Ltd., Registered Shares	378,115	9,433,406
Mitsubishi Electric Corp.	981,000	8,962,048
Vestas Wind Systems A/S (a)	70,661	7,205,806
Electrical Equipment Total		25,601,260
Industrial Conglomerates – 0.9%
Keppel Corp., Ltd.	1,364,000	10,269,321
Industrial Conglomerates Total		10,269,321
Machinery – 4.1%
Georg Fischer AG, Registered Shares (a)	13,536	6,779,823
Gildemeister AG	104,988	2,443,406
Glory Ltd.	280,600	6,354,721
Hino Motors Ltd.	1,014,000	7,150,867
Komatsu Ltd.	330,200	8,390,606
SKF AB, Class B	338,200	6,203,662
Volvo AB, Class B	518,650	7,675,804
Machinery Total		44,998,889

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Marine – 0.4%
U-Ming Marine Transport Corp.	1,729,000	4,617,349
Marine Total		4,617,349
Trading Companies & Distributors – 1.1%
Itochu Corp.	1,161,000	12,210,346
Trading Companies & Distributors Total		12,210,346
Industrials Total		137,819,363
Information Technology – 7.1%
Communications Equipment – 1.1%
Nokia Oyj	328,529	11,816,932
Communications Equipment Total		11,816,932
Electronic Equipment & Instruments – 1.1%
FUJIFILM Holdings Corp.	337,900	12,680,318
Electronic Equipment & Instruments Total		12,680,318
Internet Software & Services – 1.0%
United Internet AG, Registered Shares	604,347	11,439,964
Internet Software & Services Total		11,439,964
IT Services – 1.3%
CGI Group, Inc., Class A (a)	668,300	7,401,036
Computershare Ltd.	851,616	6,650,556
IT Services Total		14,051,592
Office Electronics – 1.0%
Canon, Inc.	258,500	11,570,143
Office Electronics Total		11,570,143
Semiconductors & Semiconductor Equipment – 0.6%
Verigy Ltd. (a)	322,917	6,490,632
Semiconductors & Semiconductor Equipment Total		6,490,632
Software – 1.0%
Nintendo Co., Ltd.	22,500	11,171,614
Software Total		11,171,614
Information Technology Total		79,221,195
Materials – 9.9%
Chemicals – 2.6%
BASF SE	130,175	16,486,721
Linde AG	90,671	12,019,838
Chemicals Total		28,506,559

	Shares	Value ($)
Construction Materials – 0.9%
Ciments Francais SA	66,335	10,457,127
Construction Materials Total		10,457,127
Metals & Mining – 6.4%
BHP Biliton PLC	499,607	16,106,114
Kazakhmys PLC	212,400	6,455,552
Norsk Hydro ASA	635,200	8,989,938
Rio Tinto PLC	107,690	12,067,250
Salzgitter AG	62,475	10,936,808
SSAB Svenskt Stal AB, Series A	171,800	4,789,175
Yamato Kogyo Co., Ltd.	277,200	11,627,848
Metals & Mining Total		70,972,685
Materials Total		109,936,371
Telecommunication Services – 5.8%
Diversified Telecommunication Services – 3.1%
Bezeq Israeli Telecommunication Corp., Ltd.	5,501,689	10,158,096
Chunghwa Telecom Co., Ltd., ADR	164,904	4,046,744
Telefonica O2 Czech Republic AS	392,299	12,273,849
Telekomunikacja Polska SA	849,946	7,947,422
Diversified Telecommunication Services Total		34,426,111
Wireless Telecommunication Services – 2.7%
China Mobile Ltd.	706,800	10,634,535
KDDI Corp.	1,003	6,068,872
Mobile TeleSystems OJSC, ADR	50,297	4,127,372
Philippine Long Distance Telephone Co., ADR	64,238	4,557,686
Vodafone Group PLC	1,456,365	4,674,074
Wireless Telecommunication Services Total		30,062,539
Telecommunication Services Total		64,488,650
Utilities – 4.6%
Electric Utilities – 3.7%
British Energy Group PLC	810,518	9,081,511
E.ON AG	118,052	22,182,914
Tenaga Nasional Berhad	3,746,900	10,497,524
Electric Utilities Total		41,761,949

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Multi-Utilities – 0.9%
United Utilities PLC	716,177	9,786,342
Multi-Utilities Total		9,786,342
Utilities Total		51,548,291
Total Common Stocks (cost of $961,555,245)		1,082,822,894
Investment Companies – 1.9%
iShares MSCI Brazil Index Fund	71,098	5,969,388
iShares MSCI EAFE Index Fund	206,437	14,751,988
Total Investment Companies (cost of $19,992,622)		20,721,376
Preferred Stock – 0.5%
Telecommunication Services – 0.5%
Diversified Telecommunication – 0.5%
Brasil Telecom Participacoes SA	396,800	5,537,508
Diversified Telecommunication Total		5,537,508
Telecommunication Services Total		5,537,508
Total Preferred Stock (cost of $6,049,736)		5,537,508
Short-Term Obligation – 0.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 1.770%, collateralized by a U.S. Treasury Obligation maturing 08/15/26, market value $5,700,500 (repurchase proceeds $5,588,824)	5,588,000	5,588,000
Total Short-Term Obligation (cost of $5,588,000)		5,588,000
Total Investments – 100.4% (cost of $993,185,603) (b)		1,114,669,778
Other Assets & Liabilities, Net – (0.4)%		(4,758,300)
Net Assets – 100.0%		1,109,911,478

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $993,185,603.

For the six month period ended February 29, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2007	1,340	$63,381
Options written	2,680	261,821
Options expired	(4,020)	(325,202)
Options outstanding at February 29, 2008	–	$–

The Fund is invested in the following countries at February 29, 2008:

Country	Value	% of Total Investments
Japan	$195,084,594	17.5
United Kingdom	174,752,977	15.7
Switzerland	116,652,594	10.5
Germany	105,680,168	9.5
France	70,999,298	6.4
United States*	51,418,618	4.6
Singapore	39,994,357	3.6
Spain	38,201,273	3.4
China	31,459,934	2.8
Sweden	28,201,330	2.5
Norway	27,384,254	2.4
Australia	22,922,911	2.0
Ireland	21,765,614	1.9
Finland	21,155,246	1.9
Malaysia	21,121,562	1.9
Hong Kong	19,010,892	1.7
Israel	18,128,732	1.6
Canada	16,417,351	1.5
Netherlands	14,243,920	1.3
Denmark	13,122,752	1.2
Czech Republic	12,273,849	1.1
Taiwan	8,664,093	0.8
Poland	7,947,422	0.7
Mexico	7,698,880	0.7
Belgium	5,710,244	0.5
Brazil	5,537,508	0.5
United Arab Emirates	5,452,408	0.5
South Korea	4,981,939	0.5
Philippines	4,557,686	0.4
Russia	4,127,372	0.4
	$1,114,669,778	100.0

* Includes short-term obligation and investment companies.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

At February 29, 2008, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$67,961,357	$63,817,554	03/18/08	$4,143,803
AUD	1,109,854	1,120,677	03/18/08	(10,823)
CAD	8,461,567	8,134,153	03/18/08	327,414
CHF	7,842,238	7,109,405	03/18/08	732,833
DKK	4,318,076	4,164,727	03/18/08	153,349
EUR	107,813,333	104,023,767	03/18/08	3,789,566
EUR	1,257,878	1,221,250	03/18/08	36,628
EUR	12,381,524	11,966,314	03/18/08	415,210
EUR	6,843,220	6,698,162	03/18/08	145,058
EUR	6,623,205	6,358,801	03/18/08	264,404

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

February 29, 2008 (Unaudited)

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	$5,709,764	$5,525,213	03/18/08	$184,551
GBP	117,859,807	120,795,964	03/18/08	(2,936,157)
JPY	3,949,552	3,621,287	03/18/08	328,265
JPY	2,554,715	2,442,630	03/18/08	112,085
JPY	3,586,070	3,478,347	03/18/08	107,723
JPY	3,193,977	3,123,521	03/18/08	70,456
JPY	6,857,756	6,746,151	03/18/08	111,605
JPY	14,875,680	14,295,340	03/18/08	580,340
MXN	3,192,600	3,182,578	03/18/08	10,022
NOK	1,117,525	1,120,974	03/18/08	(3,449)
NZD	2,848,282	2,774,551	03/18/08	73,731
PLN	2,459,943	2,326,139	03/18/08	133,804
SEK	5,047,969	4,746,297	03/18/08	301,672
SEK	6,058,244	5,818,094	03/18/08	240,150
SEK	3,443,425	3,332,079	03/18/08	111,346
SEK	7,151,492	6,851,584	03/18/08	299,908
SGD	3,700,197	3,567,377	03/18/08	132,820
TWD	3,724,987	3,559,304	03/18/08	165,683
				$10,021,997
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$10,308,442	$9,562,685	03/18/08	$(745,757)
AUD	6,820,861	6,365,715	03/18/08	(455,146)
CAD	24,419,814	23,671,360	03/18/08	(748,454)
CHF	39,221,751	35,970,868	03/18/08	(3,250,883)
CHF	3,491,413	3,302,212	03/18/08	(189,201)
CZK	16,402,638	15,142,411	03/18/08	(1,260,227)
DKK	3,795,476	3,622,228	03/18/08	(173,248)
DKK	522,601	506,759	03/18/08	(15,842)
DKK	2,090,403	2,027,036	03/18/08	(63,367)
DKK	2,404,656	2,321,790	03/18/08	(82,866)
EUR	6,254,490	5,930,280	03/18/08	(324,210)
EUR	8,421,257	8,127,364	03/18/08	(293,893)
EUR	8,783,902	8,455,818	03/18/08	(328,084)
GBP	11,876,483	11,852,269	03/18/08	(24,214)
GBP	3,649,875	3,591,604	03/18/08	(58,271)
GBP	7,065,555	6,972,260	03/18/08	(93,295)
GBP	6,666,629	6,659,285	03/18/08	(7,344)
GBP	6,549,531	6,450,345	03/18/08	(99,186)
GBP	7,514,099	7,422,529	03/18/08	(91,570)
GBP	5,644,505	5,513,947	03/18/08	(130,558)
GBP	3,364,077	3,357,388	03/18/08	(6,689)
ILS	20,867,915	19,435,730	03/18/08	(1,432,185)
JPY	3,764,626	3,588,481	03/18/08	(176,145)
JPY	4,404,187	4,230,605	03/18/08	(173,582)
KRW	5,465,577	5,546,626	03/18/08	81,049
MXN	12,733,313	12,518,688	03/18/08	(214,625)
MYR	21,507,438	20,877,411	03/18/08	(630,027)
NOK	5,792,398	5,565,187	03/18/08	(227,211)
NOK	2,538,089	2,365,438	03/18/08	(172,651)
NOK	2,226,239	2,120,029	03/18/08	(106,210)
NOK	4,555,343	4,424,397	03/18/08	(130,946)
PLN	4,376,576	4,156,258	03/18/08	(220,318)
PLN	3,376,350	3,179,518	03/18/08	(196,832)
SEK	21,701,131	20,758,511	03/18/08	(942,620)
SEK	3,409,717	3,311,117	03/18/08	(98,600)
SGD	25,753,570	25,040,463	03/18/08	(713,107)
TWD	17,383,285	16,502,184	03/18/08	(881,101)
				$(14,677,416)

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro Currency

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Growth Fund

February 29, 2008 (Unaudited)

Common Stocks – 96.8%
	Shares	Value ($)
Consumer Discretionary – 12.6%
Automobiles – 0.4%
Harley-Davidson, Inc.	137,720	5,117,675
Automobiles Total		5,117,675
Diversified Consumer Services – 0.7%
Apollo Group, Inc., Class A (a)	92,170	5,657,395
DeVry, Inc.	101,660	4,466,940
Diversified Consumer Services Total		10,124,335
Hotels, Restaurants & Leisure – 3.9%
Burger King Holdings, Inc.	271,120	6,956,939
Ctrip.com International Ltd., ADR	129,084	7,825,072
International Game Technology, Inc.	209,700	9,467,955
Starwood Hotels & Resorts Worldwide, Inc.	131,500	6,223,895
WMS Industries, Inc. (a)	189,610	7,199,492
Wynn Resorts Ltd.	66,710	6,717,697
Yum! Brands, Inc.	278,840	9,606,038
Hotels, Restaurants & Leisure Total		53,997,088
Media – 1.2%
Central European Media Enterprises Ltd., Class A (a)	57,420	5,278,046
Lamar Advertising Co., Class A	152,600	5,815,586
Liberty Global, Inc., Class A (a)	145,970	5,488,472
Media Total		16,582,104
Multiline Retail – 1.1%
J.C. Penney Co., Inc.	121,030	5,592,797
Nordstrom, Inc.	263,272	9,748,962
Multiline Retail Total		15,341,759
Specialty Retail – 2.7%
Advance Auto Parts, Inc.	200,920	6,738,857
GameStop Corp., Class A (a)	158,170	6,700,081
TJX Companies, Inc.	348,390	11,148,480
Urban Outfitters, Inc. (a)	470,300	13,535,234
Specialty Retail Total		38,122,652
Textiles, Apparel & Luxury Goods – 2.6%
Coach, Inc. (a)	253,406	7,683,270
CROCS, Inc. (a)	276,010	6,712,563
Deckers Outdoor Corp. (a)	30,847	3,412,912
NIKE, Inc., Class B	113,460	6,830,292
Phillips-Van Heusen Corp.	180,860	6,603,199
Polo Ralph Lauren Corp.	83,626	5,200,701
Textiles, Apparel & Luxury Goods Total		36,442,937
Consumer Discretionary Total		175,728,550

	Shares	Value ($)
Consumer Staples – 4.7%
Beverages – 0.8%
Hansen Natural Corp. (a)	134,300	5,573,450
Pepsi Bottling Group, Inc.	179,030	6,088,810
Beverages Total		11,662,260
Food & Staples Retailing – 0.6%
Kroger Co.	356,400	8,642,700
Food & Staples Retailing Total		8,642,700
Food Products – 1.5%
Bunge Ltd.	61,690	6,837,720
H.J. Heinz Co.	172,700	7,617,797
Wm. Wrigley Jr. Co.	111,140	6,652,840
Food Products Total		21,108,357
Personal Products – 1.2%
Avon Products, Inc.	297,620	11,327,417
Herbalife Ltd.	136,920	5,727,364
Personal Products Total		17,054,781
Tobacco – 0.6%
Loews Corp. - Carolina Group	103,390	7,784,233
Tobacco Total		7,784,233
Consumer Staples Total		66,252,331
Energy – 13.5%
Energy Equipment & Services – 6.2%
Cameron International Corp. (a)	203,900	8,661,672
Diamond Offshore Drilling, Inc.	160,750	19,423,422
FMC Technologies, Inc. (a)	164,100	9,297,906
Nabors Industries Ltd. (a)	139,930	4,411,993
National-Oilwell Varco, Inc. (a)	271,690	16,926,287
Noble Corp.	155,220	7,629,063
Oceaneering International, Inc. (a)	98,290	5,897,400
Weatherford International Ltd. (a)	217,290	14,975,627
Energy Equipment & Services Total		87,223,370
Oil, Gas & Consumable Fuels – 7.3%
Chesapeake Energy Corp.	182,850	8,268,477
Concho Resources, Inc. (a)	242,429	5,648,596
CONSOL Energy, Inc.	140,190	10,651,636
Continental Resources, Inc. (a)	546,017	15,332,157
Denbury Resources, Inc. (a)	552,760	17,627,517
Frontier Oil Corp.	230,790	8,241,511
Peabody Energy Corp.	198,900	11,261,718
Range Resources Corp.	127,390	7,793,720

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Southwestern Energy Co. (a)	154,294	10,064,598
Williams Companies, Inc.	175,210	6,311,064
Oil, Gas & Consumable Fuels Total		101,200,994
Energy Total		188,424,364
Financials – 6.6%
Capital Markets – 3.1%
Affiliated Managers Group, Inc. (a)	104,610	10,079,173
BlackRock, Inc., Class A	41,700	8,058,525
Janus Capital Group, Inc.	251,950	6,102,229
T. Rowe Price Group, Inc.	213,320	10,779,060
Waddell & Reed Financial, Inc., Class A	286,510	8,979,223
Capital Markets Total		43,998,210
Commercial Banks – 0.4%
Zions Bancorporation	105,760	5,050,040
Commercial Banks Total		5,050,040
Diversified Financial Services – 1.1%
CME Group, Inc.	10,796	5,541,587
IntercontinentalExchange, Inc. (a)	43,900	5,720,170
Nymex Holdings, Inc.	38,350	3,788,596
Diversified Financial Services Total		15,050,353
Real Estate Investment Trusts (REITs) – 1.2%
Macerich Co.	82,800	5,299,200
Plum Creek Timber Co., Inc.	131,260	5,340,970
ProLogis	115,140	6,203,743
Real Estate Investment Trusts (REITs) Total		16,843,913
Real Estate Management & Development – 0.4%
Jones Lang LaSalle, Inc.	74,050	5,656,680
Real Estate Management & Development Total		5,656,680
Thrifts & Mortgage Finance – 0.4%
Hudson City Bancorp, Inc.	351,110	5,572,116
Thrifts & Mortgage Finance Total		5,572,116
Financials Total		92,171,312
Health Care – 14.8%
Biotechnology – 2.0%
Alexion Pharmaceuticals, Inc. (a)	82,010	4,970,626
Celgene Corp. (a)	100,050	5,639,818
Cephalon, Inc. (a)	117,040	7,062,194

	Shares	Value ($)
Onyx Pharmaceuticals, Inc. (a)	165,620	4,524,738
PDL BioPharma, Inc. (a)	341,010	5,449,340
Biotechnology Total		27,646,716
Health Care Equipment & Supplies – 3.4%
Beckman Coulter, Inc.	83,841	5,659,268
Gen-Probe, Inc. (a)	137,989	6,597,254
Hologic, Inc. (a)	127,396	7,683,253
Hospira, Inc. (a)	193,090	8,217,910
Intuitive Surgical, Inc. (a)	36,851	10,389,034
Varian Medical Systems, Inc. (a)	178,440	9,359,178
Health Care Equipment & Supplies Total		47,905,897
Health Care Providers & Services – 4.9%
Brookdale Senior Living, Inc.	200,118	5,221,079
CIGNA Corp.	217,510	9,696,596
Coventry Health Care, Inc. (a)	134,620	6,982,739
Express Scripts, Inc. (a)	205,610	12,151,551
Laboratory Corp. of America Holdings (a)	201,460	15,574,873
McKesson Corp.	89,770	5,274,885
Medco Health Solutions, Inc. (a)	162,080	7,181,765
Pediatrix Medical Group, Inc. (a)	95,550	6,307,255
Health Care Providers & Services Total		68,390,743
Health Care Technology – 0.4%
Cerner Corp. (a)	132,760	5,768,422
Health Care Technology Total		5,768,422
Life Sciences Tools & Services – 2.2%
Covance, Inc. (a)	77,250	6,520,672
Pharmaceutical Product Development, Inc.	238,960	10,769,927
Thermo Fisher Scientific, Inc. (a)	137,220	7,674,715
Waters Corp. (a)	96,470	5,750,577
Life Sciences Tools & Services Total		30,715,891
Pharmaceuticals – 1.9%
Allergan, Inc.	290,020	17,177,884
Forest Laboratories, Inc. (a)	213,810	8,503,224
Pharmaceuticals Total		25,681,108
Health Care Total		206,108,777
Industrials – 17.1%
Aerospace & Defense – 3.0%
Goodrich Corp.	158,470	9,386,178
L-3 Communications Holdings, Inc.	77,420	8,228,972

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Precision Castparts Corp.	127,063	14,026,484
Rockwell Collins, Inc.	165,990	9,776,811
Aerospace & Defense Total		41,418,445
Air Freight & Logistics – 1.1%
C.H. Robinson Worldwide, Inc.	184,260	9,354,880
Expeditors International Washington, Inc.	134,670	5,295,225
Air Freight & Logistics Total		14,650,105
Commercial Services & Supplies – 2.5%
Dun & Bradstreet Corp.	65,060	5,682,340
FTI Consulting, Inc. (a)	128,124	8,135,874
IHS, Inc., Class A (a)	96,170	5,928,881
Robert Half International, Inc.	221,410	5,967,000
Stericycle, Inc. (a)	179,670	9,682,416
Commercial Services & Supplies Total		35,396,511
Construction & Engineering – 0.9%
Foster Wheeler Ltd. (a)	187,280	12,257,476
Construction & Engineering Total		12,257,476
Electrical Equipment – 3.4%
AMETEK, Inc.	187,780	7,997,550
First Solar, Inc. (a)	40,300	8,269,560
General Cable Corp. (a)	116,160	7,169,395
Roper Industries, Inc.	165,000	9,306,000
SunPower Corp., Class A (a)	119,820	7,874,571
Suntech Power Holdings Co., Ltd., ADR (a)	194,260	7,220,644
Electrical Equipment Total		47,837,720
Industrial Conglomerates – 1.2%
McDermott International, Inc. (a)	323,020	16,868,104
Industrial Conglomerates Total		16,868,104
Machinery – 4.5%
AGCO Corp. (a)	93,690	6,076,733
Bucyrus International, Inc., Class A	62,570	6,249,492
Cummins, Inc.	286,700	14,443,946
Flowserve Corp.	81,060	8,827,434
Joy Global, Inc.	184,898	12,271,680
Manitowoc Co., Inc.	203,140	8,275,924
Oshkosh Corp.	151,770	6,081,424
Machinery Total		62,226,633
Road & Rail – 0.5%
Landstar System, Inc.	153,660	7,126,751
Road & Rail Total		7,126,751
Industrials Total		237,781,745

	Shares	Value ($)
Information Technology – 15.8%
Communications Equipment – 1.2%
Harris Corp.	182,070	8,890,478
Research In Motion Ltd. (a)	71,820	7,454,916
Communications Equipment Total		16,345,394
Electronic Equipment & Instruments – 1.0%
Agilent Technologies, Inc. (a)	254,300	7,784,123
Amphenol Corp., Class A	188,570	6,971,433
Electronic Equipment & Instruments Total		14,755,556
Internet Software & Services – 1.6%
Equinix, Inc. (a)	158,273	10,976,232
Omniture, Inc. (a)	221,160	5,082,257
VeriSign, Inc. (a)	191,040	6,648,192
Internet Software & Services Total		22,706,681
IT Services – 3.0%
DST Systems, Inc. (a)	77,750	5,462,715
Fiserv, Inc. (a)	110,900	5,835,558
Global Payments, Inc.	233,160	9,249,457
Mastercard, Inc., Class A	50,390	9,574,100
Paychex, Inc.	202,250	6,362,785
Satyam Computer Services Ltd., ADR	216,862	5,417,213
IT Services Total		41,901,828
Semiconductors & Semiconductor Equipment – 4.3%
Altera Corp.	332,270	5,685,140
Analog Devices, Inc.	332,100	8,940,132
ASML Holding N.V., N.Y. Registered Shares (a)	244,200	5,880,336
Lam Research Corp. (a)	166,530	6,701,167
Marvell Technology Group Ltd. (a)	490,640	5,549,138
MEMC Electronic Materials, Inc. (a)	127,414	9,719,140
Microchip Technology, Inc.	181,480	5,585,955
NVIDIA Corp. (a)	355,911	7,612,936
Tessera Technologies, Inc. (a)	170,390	4,014,388
Semiconductors & Semiconductor Equipment Total		59,688,332
Software – 4.7%
Adobe Systems, Inc. (a)	165,290	5,562,009
Autodesk, Inc. (a)	163,779	5,091,889
Citrix Systems, Inc. (a)	172,837	5,691,522
Electronic Arts, Inc. (a)	186,150	8,803,034
FactSet Research Systems, Inc.	209,389	11,022,237
Intuit, Inc. (a)	379,920	10,090,675

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
McAfee, Inc. (a)	345,700	11,501,439
Salesforce.com, Inc. (a)	123,240	7,359,893
Software Total		65,122,698
Information Technology Total		220,520,489
Materials – 6.3%
Chemicals – 4.4%
Agrium, Inc.	123,450	9,106,906
Monsanto Co.	132,920	15,376,186
Mosaic Co. (a)	79,070	8,800,491
Potash Corp. of Saskatchewan, Inc.	119,990	19,066,411
Syngenta AG, ADR	141,090	8,087,279
Chemicals Total		60,437,273
Metals & Mining – 1.9%
Allegheny Technologies, Inc.	110,350	8,535,572
Cleveland-Cliffs, Inc.	85,060	10,161,268
Freeport-McMoRan Copper & Gold, Inc.	79,799	8,048,527
Metals & Mining Total		26,745,367
Materials Total		87,182,640
Telecommunication Services – 2.9%
Wireless Telecommunication Services – 2.9%
American Tower Corp., Class A (a)	413,917	15,910,969
Crown Castle International Corp. (a)	277,780	10,025,080
Millicom International Cellular SA (a)	73,870	8,162,635
Mobile TeleSystems OJSC, ADR	80,480	6,604,189
Wireless Telecommunication Services Total		40,702,873
Telecommunication Services Total		40,702,873
Utilities – 2.5%
Electric Utilities – 1.4%
ITC Holdings Corp.	134,699	7,179,457
PPL Corp.	277,270	12,582,512
Electric Utilities Total		19,761,969
Gas Utilities – 0.7%
Questar Corp.	170,540	9,422,335
Gas Utilities Total		9,422,335

	Shares	Value ($)
Independent Power Producers & Energy Traders – 0.4%
Constellation Energy Group, Inc.	69,550	6,144,743
Independent Power Producers & Energy Traders Total		6,144,743
Utilities Total		35,329,047
Total Common Stocks (cost of $1,181,915,737)		1,350,202,128
Short-Term Obligation – 3.4%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 1.770%, collateralized by a U.S. Treasury Obligation maturing 08/15/26, market value of $48,054,500 (repurchase proceeds $47,116,949)	47,110,000	47,110,000
Total Short-Term Obligation (cost of $47,110,000)		47,110,000
Total Investments – 100.2% (cost of $1,229,025,737) (b)		1,397,312,128
Other Assets & Liabilities, Net – (0.2)%		(2,836,834)
Net Assets – 100.0%		1,394,475,294

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $1,229,025,737.

At February 29, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Industrials	17.1
Information Technology	15.8
Health Care	14.8
Energy	13.5
Consumer Discretionary	12.6
Financials	6.6
Materials	6.3
Consumer Staples	4.7
Telecommunication Services	2.9
Utilities	2.5
96.8
Short-Term Obligation	3.4
Other Assets & Liabilities, Net	(0.2)
100.0

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

February 29, 2008 (Unaudited)

For the six month period ended February 29, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2007	–	–
Options written	3,035	$1,082,963
Options terminated in closing purchase transactions	(3,035)	(1,082,963)
Options outstanding at February 29, 2008	–	$–

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Growth Fund I

February 29, 2008 (Unaudited)

Common Stocks – 95.0%
	Shares	Value ($)
Consumer Discretionary – 14.1%
Distributors – 0.7%
LKQ Corp. (a)	86,800	1,843,632
Distributors Total		1,843,632
Diversified Consumer Services – 1.7%
Capella Education Co. (a)	22,700	1,196,517
DeVry, Inc.	30,500	1,340,170
Sotheby's	31,200	1,052,064
Strayer Education, Inc.	7,000	1,089,900
Diversified Consumer Services Total		4,678,651
Hotels, Restaurants & Leisure – 3.9%
Bally Technologies, Inc. (a)	33,000	1,251,030
Burger King Holdings, Inc.	56,900	1,460,054
Ctrip.com International Ltd., ADR	29,074	1,762,466
Life Time Fitness, Inc. (a)	33,000	958,980
Red Robin Gourmet Burgers, Inc. (a)	53,000	1,766,490
Sonic Corp. (a)	67,400	1,437,642
WMS Industries, Inc. (a)	55,200	2,095,944
Hotels, Restaurants & Leisure Total		10,732,606
Household Durables – 0.7%
Tempur-Pedic International, Inc.	34,400	599,248
Tupperware Brands Corp.	34,700	1,265,856
Household Durables Total		1,865,104
Internet & Catalog Retail – 1.3%
Priceline.com, Inc. (a)	19,600	2,234,792
Shutterfly, Inc. (a)	85,100	1,301,179
Internet & Catalog Retail Total		3,535,971
Media – 0.8%
Knology, Inc. (a)	181,013	2,211,979
Media Total		2,211,979
Specialty Retail – 1.8%
Aeropostale, Inc. (a)	79,000	2,121,940
Guess ?, Inc.	41,300	1,698,669
J Crew Group, Inc. (a)	28,700	1,149,435
Specialty Retail Total		4,970,044
Textiles, Apparel & Luxury Goods – 3.2%
CROCS, Inc. (a)	63,000	1,532,160
Deckers Outdoor Corp. (a)	16,700	1,847,688
Iconix Brand Group, Inc. (a)	65,102	1,352,819
True Religion Apparel, Inc. (a)	72,400	1,479,132
Under Armour, Inc., Class A (a)	30,100	1,108,282
Warnaco Group, Inc. (a)	36,700	1,378,452
Textiles, Apparel & Luxury Goods Total		8,698,533
Consumer Discretionary Total		38,536,520

	Shares	Value ($)
Consumer Staples – 1.8%
Beverages – 0.8%
Central European Distribution Corp. (a)	35,200	2,047,936
Beverages Total		2,047,936
Personal Products – 1.0%
Chattem, Inc. (a)	22,000	1,713,800
Herbalife Ltd.	27,600	1,154,508
Personal Products Total		2,868,308
Consumer Staples Total		4,916,244
Energy – 9.7%
Energy Equipment & Services – 3.6%
Atwood Oceanics, Inc. (a)	32,700	3,044,043
Core Laboratories N.V. (a)	25,500	3,100,800
Dril-Quip, Inc. (a)	22,100	1,033,838
Hercules Offshore, Inc. (a)	47,900	1,213,786
Tesco Corp. (a)	64,600	1,591,098
Energy Equipment & Services Total		9,983,565
Oil, Gas & Consumable Fuels – 6.1%
Alpha Natural Resources, Inc. (a)	35,400	1,435,116
Arena Resources, Inc. (a)	57,000	2,307,360
Berry Petroleum Co., Class A	31,000	1,274,410
Concho Resources, Inc. (a)	82,724	1,927,469
Foundation Coal Holdings, Inc.	25,900	1,496,243
Holly Corp.	26,800	1,430,852
Parallel Petroleum Corp. (a)	117,269	2,167,131
PetroHawk Energy Corp. (a)	82,400	1,489,792
Petroleum Development Corp. (a)	21,300	1,485,888
Ship Finance International Ltd.	62,900	1,625,336
Oil, Gas & Consumable Fuels Total		16,639,597
Energy Total		26,623,162
Financials – 6.7%
Capital Markets – 2.7%
Affiliated Managers Group, Inc. (a)	18,401	1,772,937
GFI Group, Inc. (a)	21,200	1,622,860
Greenhill & Co., Inc.	19,300	1,254,693
Waddell & Reed Financial, Inc., Class A	85,300	2,673,302
Capital Markets Total		7,323,792
Commercial Banks – 0.4%
Signature Bank (a)	41,200	1,091,800
Commercial Banks Total		1,091,800

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Insurance – 0.9%
National Financial Partners Corp.	29,500	701,215
ProAssurance Corp. (a)	33,977	1,806,557
Insurance Total		2,507,772
Real Estate Investment Trusts (REITs) – 2.7%
Alexandria Real Estate Equities, Inc.	18,500	1,698,300
FelCor Lodging Trust, Inc.	73,200	923,784
Home Properties, Inc.	27,400	1,260,948
Nationwide Health Properties, Inc.	37,300	1,131,309
Thornburg Mortgage, Inc.	106,700	949,630
Washington Real Estate Investment Trust	46,400	1,481,088
Real Estate Investment Trusts (REITs) Total		7,445,059
Financials Total		18,368,423
Health Care – 21.8%
Biotechnology – 6.9%
Alexion Pharmaceuticals, Inc. (a)	34,600	2,097,106
Allos Therapeutics, Inc. (a)	198,300	1,108,497
Applera Corp. - Celera Group (a)	88,500	1,226,610
Array Biopharma, Inc. (a)	214,400	1,200,640
BioMarin Pharmaceuticals, Inc. (a)	69,200	2,632,368
Cepheid, Inc. (a)	47,200	1,306,496
Onyx Pharmaceuticals, Inc. (a)	77,200	2,109,104
OSI Pharmaceuticals, Inc. (a)	53,100	1,908,945
PDL BioPharma, Inc. (a)	69,900	1,117,002
Savient Pharmaceuticals, Inc. (a)	73,018	1,656,048
United Therapeutics Corp. (a)	31,000	2,609,270
Biotechnology Total		18,972,086
Health Care Equipment & Supplies – 6.4%
Abiomed, Inc. (a)	79,500	1,136,850
Gen-Probe, Inc. (a)	28,733	1,373,725
Hologic, Inc. (a)	94,237	5,683,433
Insulet Corp. (a)	52,182	893,878
Masimo Corp. (a)	46,070	1,477,004
Micrus Endovascular Corp. (a)	75,200	1,064,080
Mindray Medical International Ltd., ADR	41,900	1,537,730
NuVasive, Inc. (a)	79,500	3,063,930
Spectranetics Corp. (a)	129,400	1,164,600
Health Care Equipment & Supplies Total		17,395,230
Health Care Providers & Services – 3.3%
HealthExtras, Inc. (a)	78,236	2,155,402
IPC The Hospitalist Co., Inc. (a)	53,940	1,118,176
Pediatrix Medical Group, Inc. (a)	37,100	2,448,971

	Shares	Value ($)
Psychiatric Solutions, Inc. (a)	85,354	2,414,665
VCA Antech, Inc. (a)	26,624	854,896
Health Care Providers & Services Total		8,992,110
Health Care Technology – 0.9%
Omnicell, Inc. (a)	94,600	1,797,400
Phase Forward, Inc. (a)	43,074	686,169
Health Care Technology Total		2,483,569
Life Sciences Tools & Services – 4.0%
ICON PLC, ADR (a)	113,428	7,497,591
Illumina, Inc. (a)	46,000	3,330,860
Life Sciences Tools & Services Total		10,828,451
Pharmaceuticals – 0.3%
Cypress Bioscience, Inc. (a)	106,700	853,600
Pharmaceuticals Total		853,600
Health Care Total		59,525,046
Industrials – 14.3%
Aerospace & Defense – 1.5%
BE Aerospace, Inc. (a)	89,027	3,053,626
Hexcel Corp. (a)	58,600	1,183,134
Aerospace & Defense Total		4,236,760
Air Freight & Logistics – 0.4%
HUB Group, Inc., Class A (a)	39,654	1,189,223
Air Freight & Logistics Total		1,189,223
Commercial Services & Supplies – 4.2%
Advisory Board Co. (a)	29,900	1,661,543
FTI Consulting, Inc. (a)	42,715	2,712,403
Geo Group, Inc. (a)	50,500	1,347,845
Huron Consulting Group, Inc. (a)	34,453	1,828,076
IHS, Inc., Class A (a)	16,100	992,565
Waste Connections, Inc. (a)	93,650	2,843,214
Commercial Services & Supplies Total		11,385,646
Construction & Engineering – 0.7%
Quanta Services, Inc. (a)	76,700	1,831,596
Construction & Engineering Total		1,831,596
Electrical Equipment – 1.6%
General Cable Corp. (a)	19,400	1,197,368
SunPower Corp., Class A (a)	16,500	1,084,380
Woodward Governor Co.	76,000	2,171,320
Electrical Equipment Total		4,453,068
Machinery – 4.8%
Actuant Corp., Class A	48,100	1,292,928
Barnes Group, Inc.	78,100	1,775,994

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Bucyrus International, Inc., Class A	32,100	3,206,148
Kaydon Corp.	31,600	1,349,636
Lindsay Corp.	22,600	1,776,812
Middleby Corp. (a)	23,800	1,618,400
RBC Bearings, Inc. (a)	63,675	2,139,480
Machinery Total		13,159,398
Road & Rail – 1.1%
Genesee & Wyoming, Inc., Class A (a)	47,000	1,457,000
Landstar System, Inc.	31,800	1,474,884
Road & Rail Total		2,931,884
Industrials Total		39,187,575
Information Technology – 18.4%
Communications Equipment – 1.1%
Comtech Group, Inc. (a)	127,500	1,333,650
Polycom, Inc. (a)	75,300	1,641,540
Communications Equipment Total		2,975,190
Electronic Equipment & Instruments – 1.8%
Daktronics, Inc.	69,400	1,199,232
FLIR Systems, Inc. (a)	71,600	2,037,736
Itron, Inc. (a)	16,500	1,572,945
Electronic Equipment & Instruments Total		4,809,913
Internet Software & Services – 4.2%
Ariba, Inc. (a)	191,600	1,709,072
Equinix, Inc. (a)	24,957	1,730,768
Omniture, Inc. (a)	70,819	1,627,421
VistaPrint Ltd. (a)	63,800	2,004,596
Vocus, Inc. (a)	180,942	4,443,935
Internet Software & Services Total		11,515,792
IT Services – 0.8%
Heartland Payment Systems, Inc.	52,150	1,148,865
Wright Express Corp. (a)	39,500	1,143,130
IT Services Total		2,291,995
Semiconductors & Semiconductor Equipment – 4.4%
Atheros Communications, Inc. (a)	78,959	1,920,283
ATMI, Inc. (a)	41,600	1,137,344
FormFactor, Inc. (a)	59,800	1,072,214
Hittite Microwave Corp. (a)	46,401	1,536,337
Microsemi Corp. (a)	80,500	1,750,875
Monolithic Power Systems, Inc. (a)	77,200	1,284,608
Tessera Technologies, Inc. (a)	63,206	1,489,133
Verigy Ltd. (a)	86,200	1,732,620
Semiconductors & Semiconductor Equipment Total		11,923,414

	Shares	Value ($)
Software – 6.1%
Advent Software, Inc. (a)	32,200	1,447,068
ANSYS, Inc. (a)	59,200	2,212,304
BladeLogic, Inc. (a)	47,700	911,070
Concur Technologies, Inc. (a)	56,243	1,644,545
FactSet Research Systems, Inc.	34,173	1,798,867
Jack Henry & Associates, Inc.	46,800	1,101,204
Magma Design Automation, Inc. (a)	132,985	1,305,913
Micros Systems, Inc. (a)	41,000	1,313,640
Nuance Communications, Inc. (a)	96,578	1,588,708
SPSS, Inc. (a)	53,500	2,034,605
Taleo Corp., Class A (a)	72,995	1,391,285
Software Total		16,749,209
Information Technology Total		50,265,513
Materials – 6.0%
Chemicals – 3.1%
CF Industries Holdings, Inc.	33,400	4,077,472
Terra Industries, Inc. (a)	73,700	3,331,977
Zoltek Companies, Inc. (a)	42,500	972,400
Chemicals Total		8,381,849
Containers & Packaging – 0.7%
Silgan Holdings, Inc.	43,600	2,037,864
Containers & Packaging Total		2,037,864
Metals & Mining – 2.2%
Cleveland-Cliffs, Inc.	20,700	2,472,822
RTI International Metals, Inc. (a)	21,500	1,179,705
Steel Dynamics, Inc.	39,300	2,289,618
Metals & Mining Total		5,942,145
Materials Total		16,361,858
Telecommunication Services – 1.6%
Diversified Telecommunication Services – 0.4%
Cogent Communications Group, Inc. (a)	53,700	1,046,076
Diversified Telecommunication Services Total		1,046,076
Wireless Telecommunication Services – 1.2%
SBA Communications Corp., Class A (a)	109,707	3,406,402
Wireless Telecommunication Services Total		3,406,402
Telecommunication Services Total		4,452,478

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Utilities – 0.6%
Electric Utilities – 0.6%
ITC Holdings Corp.	28,300	1,508,390
Electric Utilities Total		1,508,390
Utilities Total		1,508,390
Total Common Stocks (cost of $238,631,028)		259,745,209
Short-Term Obligation – 7.5%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 1.770%, collateralized by a U.S. Treasury Obligation maturing 08/15/20, market value of $20,881,950 (repurchase proceeds $20,470,019)	20,470,000	20,470,000
Total Short-Term Obligation (cost of $20,470,000)		20,470,000
Total Investments – 102.5% (cost of $259,101,028) (b)		280,215,209
Other Assets & Liabilities, Net – (2.5)%		(6,708,512)
Net Assets – 100.0%		273,506,697

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $259,101,028.

At February 29, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Health Care	21.8
Information Technology	18.4
Industrials	14.3
Consumer Discretionary	14.1
Energy	9.7
Financials	6.7
Materials	6.0
Consumer Staples	1.8
Telecommunication Services	1.6
Utilities	0.6
95.0
Short-Term Obligation	7.5
Other Assets & Liabilities, Net	(2.5)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Real Estate Equity Fund

February 29, 2008 (Unaudited)

Common Stocks – 94.1%
	Shares	Value ($)
Consumer Discretionary – 4.2%
Hotels, Restaurants & Leisure – 4.2%
Gaylord Entertainment Co. (a)	195,500	5,882,595
Starwood Hotels & Resorts Worldwide, Inc.	118,962	5,630,471
Hotels, Restaurants & Leisure Total		11,513,066
Consumer Discretionary Total		11,513,066
Financials – 89.9%
Real Estate Investment Trusts (REITs) – 89.9%
Alexandria Real Estate Equities, Inc.	152,272	13,978,570
American Campus Communities, Inc.	232,582	6,070,390
Boardwalk Real Estate Investment Trust	132,600	4,955,070
Boston Properties, Inc.	174,500	15,036,665
Corporate Office Properties Trust	142,668	4,371,348
Digital Realty Trust, Inc.	154,200	5,535,780
DuPont Fabros Technology, Inc.	371,732	6,245,098
Entertainment Properties Trust	128,500	6,022,795
Essex Property Trust, Inc.	91,144	9,573,766
Health Care REIT, Inc.	353,157	14,535,942
iStar Financial, Inc.	290,479	5,725,341
Kimco Realty Corp.	632,678	21,365,536
LaSalle Hotel Properties	214,500	6,199,050
LTC Properties, Inc.	112,900	2,725,406
Mid-America Apartment Communities, Inc.	300,012	14,547,582
National Retail Properties, Inc.	452,000	9,356,400
Plum Creek Timber Co., Inc.	340,980	13,874,476
Potlatch Corp.	98,000	4,044,460
ProLogis	180,273	9,713,109
Public Storage, Inc.	198,905	16,182,911
Simon Property Group, Inc.	372,843	31,244,243
Sun Communities, Inc.	365,578	7,450,480
Ventas, Inc.	238,300	9,965,706
Vornado Realty Trust	130,900	10,938,004
Real Estate Investment Trusts (REITs) Total		249,658,128
Financials Total		249,658,128
Total Common Stocks (cost of $210,519,136)		261,171,194

Short-Term Obligation – 5.0%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 1.770%, collateralized by a U.S. Government Treasury Obligation maturing 08/15/20, market value of $14,131,413 (repurchase proceeds $13,852,043)	13,850,000	13,850,000
Total Short-Term Obligation (cost of $13,850,000)		13,850,000
Total Investments – 99.1% (cost of $224,369,136) (b)		275,021,194
Other Assets & Liabilities, Net – 0.9%		2,571,736
Net Assets – 100.0%		277,592,930

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $224,369,136.

At February 29, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	89.9
Consumer Discretionary	4.2
94.1
Short-Term Obligation	5.0
Other Assets & Liabilities, Net	0.9
100.0

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Technology Fund

February 29, 2008 (Unaudited)

Common Stocks – 96.1%
	Shares	Value ($)
Consumer Discretionary – 3.2%
Hotels, Restaurants & Leisure – 0.7%
Ctrip.com International Ltd., ADR	41,598	2,521,671
Hotels, Restaurants & Leisure Total		2,521,671
Household Durables – 0.5%
Sony Corp., ADR	41,380	1,953,550
Household Durables Total		1,953,550
Internet & Catalog Retail – 1.7%
Amazon.com, Inc. (a)	35,710	2,302,224
Priceline.com, Inc. (a)	19,060	2,173,221
Shutterfly, Inc. (a)	135,900	2,077,911
Internet & Catalog Retail Total		6,553,356
Media – 0.3%
Knology, Inc. (a)	101,111	1,235,576
Media Total		1,235,576
Consumer Discretionary Total		12,264,153
Energy – 2.8%
Energy Equipment & Services – 2.8%
Core Laboratories N.V. (a)	14,510	1,764,416
FMC Technologies, Inc. (a)	80,670	4,570,762
National-Oilwell Varco, Inc. (a)	66,160	4,121,768
Energy Equipment & Services Total		10,456,946
Energy Total		10,456,946
Health Care – 1.9%
Health Care Equipment & Supplies – 1.0%
Hologic, Inc. (a)	30,680	1,850,311
Masimo Corp. (a)	31,130	998,028
Trans1, Inc. (a)	73,302	969,785
Health Care Equipment & Supplies Total		3,818,124
Health Care Technology – 0.9%
Cerner Corp. (a)	48,170	2,092,987
Omnicell, Inc. (a)	57,350	1,089,650
Health Care Technology Total		3,182,637
Health Care Total		7,000,761
Industrials – 6.1%
Commercial Services & Supplies – 1.5%
FTI Consulting, Inc. (a)	34,883	2,215,070
Fuel Tech, Inc. (a)	107,660	2,160,736
Huron Consulting Group, Inc. (a)	22,730	1,206,054
Commercial Services & Supplies Total		5,581,860

	Shares	Value ($)
Electrical Equipment – 2.9%
ABB Ltd., ADR	90,990	2,278,390
First Solar, Inc. (a)	21,890	4,491,828
SunPower Corp., Class A (a)	64,020	4,207,394
Electrical Equipment Total		10,977,612
Industrial Conglomerates – 1.7%
Koninklijke Philips Electronics NV, N.Y. Registered Shares	39,300	1,529,556
McDermott International, Inc. (a)	93,940	4,905,547
Industrial Conglomerates Total		6,435,103
Industrials Total		22,994,575
Information Technology – 70.9%
Communications Equipment – 18.3%
Corning, Inc.	111,490	2,589,913
Harris Corp.	99,490	4,858,097
Nokia Oyj, ADR	1,094,950	39,429,149
QUALCOMM, Inc.	328,320	13,910,918
Research In Motion Ltd. (a)	78,270	8,124,426
Communications Equipment Total		68,912,503
Computers & Peripherals – 3.7%
Apple, Inc. (a)	15,060	1,882,801
EMC Corp. (a)	111,640	1,734,885
Hewlett-Packard Co.	85,030	4,061,883
International Business Machines Corp.	45,430	5,172,660
Western Digital Corp. (a)	36,010	1,111,629
Computers & Peripherals Total		13,963,858
Electronic Equipment & Instruments – 4.2%
Agilent Technologies, Inc. (a)	119,440	3,656,058
Amphenol Corp., Class A	60,540	2,238,164
AU Optronics Corp., ADR	161,174	3,075,200
Avnet, Inc. (a)	70,650	2,381,612
Itron, Inc. (a)	22,320	2,127,766
LG.Philips LCD Co., Ltd., ADR (a)	101,720	2,406,695
Electronic Equipment & Instruments Total		15,885,495
Internet Software & Services – 7.0%
Baidu.com, Inc., ADR (a)	22,620	5,685,085
Equinix, Inc. (a)	71,850	4,982,797
Google, Inc., Class A (a)	8,050	3,792,999
Omniture, Inc. (a)	86,321	1,983,657
VeriSign, Inc. (a)	121,160	4,216,368
VistaPrint Ltd. (a)	46,490	1,460,716
Vocus, Inc. (a)	167,361	4,110,386
Internet Software & Services Total		26,232,008

See Accompanying Notes to Financial Statements.

Columbia Technology Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
IT Services – 6.3%
Accenture Ltd., Class A	110,360	3,890,190
Affiliated Computer Services, Inc., Class A (a)	94,720	4,807,040
Cognizant Technology Solutions Corp., Class A (a)	131,710	3,978,959
DST Systems, Inc. (a)	43,440	3,052,094
Fiserv, Inc. (a)	84,260	4,433,761
Satyam Computer Services Ltd., ADR	135,276	3,379,195
IT Services Total		23,541,239
Semiconductors & Semiconductor Equipment – 12.1%
Altera Corp.	112,620	1,926,928
Analog Devices, Inc.	137,560	3,703,115
ASML Holding N.V., N.Y. Registered Shares	189,374	4,560,126
Atheros Communications, Inc. (a)	116,868	2,842,230
ATMI, Inc. (a)	54,810	1,498,505
Broadcom Corp., Class A (a)	93,470	1,767,518
Cypress Semiconductor Corp. (a)	120,370	2,616,844
FormFactor, Inc. (a)	97,820	1,753,913
Hittite Microwave Corp. (a)	98,840	3,272,592
Lam Research Corp. (a)	163,680	6,586,483
Marvell Technology Group Ltd. (a)	78,540	888,287
MEMC Electronic Materials, Inc. (a)	74,602	5,690,641
Microchip Technology, Inc.	123,030	3,786,863
NVIDIA Corp. (a)	131,169	2,805,705
Silicon Laboratories, Inc. (a)	36,110	1,117,605
Tessera Technologies, Inc. (a)	36,000	848,160
Semiconductors & Semiconductor Equipment Total		45,665,515
Software – 19.3%
Adobe Systems, Inc. (a)	197,790	6,655,633
Amdocs Ltd. (a)	107,560	3,334,360
ANSYS, Inc. (a)	59,880	2,237,716
Autodesk, Inc. (a)	94,540	2,939,249
BEA Systems, Inc. (a)	209,220	3,989,825
BladeLogic, Inc. (a)	65,090	1,243,219
Check Point Software Technologies Ltd. (a)	76,780	1,683,018
Citrix Systems, Inc. (a)	128,807	4,241,614
Concur Technologies, Inc. (a)	58,591	1,713,201
Electronic Arts, Inc. (a)	71,390	3,376,033
Intuit, Inc. (a)	142,880	3,794,893
Magma Design Automation, Inc. (a)	131,470	1,291,035
McAfee, Inc. (a)	150,740	5,015,120
Microsoft Corp.	117,650	3,202,433
Nintendo Co., Ltd.	26,640	13,227,191
Nuance Communications, Inc. (a)	128,364	2,111,588

	Shares	Value ($)
Oracle Corp. (a)	334,010	6,279,388
Salesforce.com, Inc. (a)	71,950	4,296,854
Taleo Corp., Class A (a)	94,865	1,808,127
Software Total		72,440,497
Information Technology Total		266,641,115
Materials – 2.3%
Chemicals – 1.8%
Monsanto Co.	58,700	6,790,416
Chemicals Total		6,790,416
Metals & Mining – 0.5%
Allegheny Technologies, Inc.	23,670	1,830,874
Metals & Mining Total		1,830,874
Materials Total		8,621,290
Telecommunication Services – 8.9%
Diversified Telecommunication Services – 0.2%
Cogent Communications Group, Inc. (a)	37,650	733,422
Diversified Telecommunication Services Total		733,422
Wireless Telecommunication Services – 8.7%
America Movil SAB de CV, Series L, ADR	62,080	3,753,357
American Tower Corp., Class A (a)	191,983	7,379,826
Clearwire Corp., Class A (a)	91,360	1,279,954
Crown Castle International Corp. (a)	161,110	5,814,460
Millicom International Cellular SA (a)	36,590	4,043,195
Mobile TeleSystems OJSC, ADR	60,800	4,989,248
SBA Communications Corp., Class A (a)	175,270	5,442,133
Wireless Telecommunication Services Total		32,702,173
Telecommunication Services Total		33,435,595
Total Common Stocks (cost of $356,359,987)		361,414,435

See Accompanying Notes to Financial Statements.

Columbia Technology Fund

February 29, 2008 (Unaudited)

Short-Term Obligation – 2.1%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08, at 1.770%, collateralized by a U.S. Treasury Obligation maturing 08/15/14, market value $7,897,860 (repurchase proceeds $7,744,142)	7,743,000	7,743,000
Total Short-Term Obligation (cost of $7,743,000)		7,743,000
Total Investments – 98.2% (cost of $364,102,987) (b)		369,157,435
Other Assets & Liabilities, Net – 1.8%		6,894,279
Net Assets – 100.0%		376,051,714

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $364,102,987.

At February 29, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Information Technology	70.9
Telecommunication Services	8.9
Industrials	6.1
Consumer Discretionary	3.2
Materals	2.3
Energy	2.8
Health Care	1.9
96.1
Short-Term Obligation	2.1
Other Assets & Liabilities, Net	1.8
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Strategic Investor Fund

February 29, 2008 (Unaudited)

Common Stocks – 99.1%
	Shares	Value ($)
Consumer Discretionary – 10.3%
Auto Components – 0.7%
Nokian Renkaat Oyj	181,500	7,487,638
Auto Components Total		7,487,638
Hotels, Restaurants & Leisure – 1.6%
Carnival Corp.	91,400	3,596,590
Home Inns & Hotels Management, Inc., ADR (a)	79,200	2,152,656
Las Vegas Sands Corp. (a)	76,100	6,339,130
Royal Caribbean Cruises Ltd.	76,300	2,671,263
Starbucks Corp. (a)	90,100	1,619,097
Starwood Hotels & Resorts Worldwide, Inc.	36,300	1,718,079
Hotels, Restaurants & Leisure Total		18,096,815
Household Durables – 1.2%
Cyrela Brazil Realty SA	310,700	4,960,617
Gafisa SA, ADR	106,200	4,159,854
Whirlpool Corp.	49,000	4,134,130
Household Durables Total		13,254,601
Media – 1.0%
DIRECTV Group, Inc. (a)	168,400	4,218,420
NET Servicos de Comunicacao SA, ADR (a)	482,900	5,282,926
WPP Group PLC, ADR	36,700	2,186,219
Media Total		11,687,565
Multiline Retail – 2.0%
Macy's, Inc.	214,000	5,281,520
Nordstrom, Inc.	89,300	3,306,779
Stockmann Oyj Abp, Class B	98,600	4,486,372
Target Corp.	172,500	9,075,225
Multiline Retail Total		22,149,896
Specialty Retail – 1.6%
Best Buy Co., Inc.	94,000	4,042,940
GameStop Corp., Class A (a)	123,900	5,248,404
Home Depot, Inc.	137,400	3,647,970
Stage Stores, Inc.	146,700	1,857,222
Urban Outfitters, Inc. (a)	100,400	2,889,512
Specialty Retail Total		17,686,048
Textiles, Apparel & Luxury Goods – 2.2%
Coach, Inc. (a)	106,800	3,238,176
Hanesbrands, Inc. (a)	149,600	4,353,360
LVMH Moet Hennessy Louis Vuitton SA	38,200	3,930,855
NIKE, Inc., Class B	157,700	9,493,540
Polo Ralph Lauren Corp.	61,200	3,806,028
Textiles, Apparel & Luxury Goods Total		24,821,959
Consumer Discretionary Total		115,184,522

	Shares	Value ($)
Consumer Staples – 9.3%
Beverages – 2.5%
Coca-Cola Co.	162,800	9,517,288
Diageo PLC, ADR	56,700	4,655,070
Fomento Economico Mexicano SAB de CV, ADR	208,200	8,328,000
PepsiCo, Inc.	78,400	5,453,504
Beverages Total		27,953,862
Food & Staples Retailing – 0.9%
Kroger Co.	132,000	3,201,000
Sysco Corp.	185,300	5,199,518
United Natural Foods, Inc. (a)	96,300	1,629,396
Food & Staples Retailing Total		10,029,914
Food Products – 0.8%
Nestle SA, Registered Shares	10,700	5,113,973
Unilever N.V., N.Y. Registered Shares	123,700	3,847,070
Food Products Total		8,961,043
Household Products – 2.1%
Colgate-Palmolive Co.	104,100	7,920,969
Kimberly-Clark Corp.	69,600	4,536,528
Procter & Gamble Co.	171,800	11,369,724
Household Products Total		23,827,221
Personal Products – 1.4%
Avon Products, Inc.	175,400	6,675,724
Bare Escentuals, Inc. (a)	207,500	5,681,350
Estee Lauder Companies, Inc., Class A	60,700	2,584,606
Personal Products Total		14,941,680
Tobacco – 1.6%
Altria Group, Inc.	96,800	7,079,952
Universal Corp.	67,300	3,830,043
UST, Inc.	131,600	7,144,564
Tobacco Total		18,054,559
Consumer Staples Total		103,768,279
Energy – 14.6%
Energy Equipment & Services – 6.0%
Cameron International Corp. (a)	200,200	8,504,496
Core Laboratories N.V. (a)	45,600	5,544,960
National-Oilwell Varco, Inc. (a)	87,800	5,469,940
Noble Corp.	86,700	4,261,305
Oceaneering International, Inc. (a)	67,900	4,074,000
Schlumberger Ltd.	107,500	9,293,375
Tenaris SA, ADR	70,500	3,133,725

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Transocean, Inc. (a)	65,499	9,203,264
Weatherford International Ltd. (a)	104,800	7,222,816
Wellstream Holdings PLC (a)	422,500	10,645,322
Energy Equipment & Services Total		67,353,203
Oil, Gas & Consumable Fuels – 8.6%
Apache Corp.	25,300	2,902,163
ConocoPhillips	158,700	13,126,077
Continental Resources, Inc. (a)	256,034	7,189,435
Devon Energy Corp.	75,600	7,765,632
Exxon Mobil Corp.	267,100	23,240,371
Frontier Oil Corp.	52,200	1,864,062
Hess Corp.	51,500	4,798,770
Occidental Petroleum Corp.	90,300	6,986,511
Peabody Energy Corp.	48,000	2,717,760
Petroleo Brasileiro SA, ADR	46,500	5,456,310
Petroplus Holdings AG (a)	32,201	2,145,653
SandRidge Energy, Inc. (a)	59,078	2,223,696
Southwestern Energy Co. (a)	94,900	6,190,327
Valero Energy Corp.	47,800	2,761,406
XTO Energy, Inc.	106,950	6,599,884
Oil, Gas & Consumable Fuels Total		95,968,057
Energy Total		163,321,260
Financials – 15.5%
Capital Markets – 3.8%
Aberdeen Asset Management PLC	1,189,800	3,145,108
Bank of New York Mellon Corp.	209,500	9,190,765
Goldman Sachs Group, Inc.	54,800	9,295,724
Lazard Ltd., Class A	99,200	3,788,448
Lehman Brothers Holdings, Inc.	100,900	5,144,891
State Street Corp.	97,300	7,642,915
Waddell & Reed Financial, Inc., Class A	141,300	4,428,342
Capital Markets Total		42,636,193
Commercial Banks – 2.2%
BB&T Corp.	108,800	3,386,944
National Bank of Greece SA, ADR	398,600	4,356,698
Raiffeisen International Bank Holding AG	29,900	3,812,579
TCF Financial Corp.	241,500	4,494,315
U.S. Bancorp	282,100	9,032,842
Commercial Banks Total		25,083,378
Consumer Finance – 0.8%
American Express Co.	212,400	8,984,520
Consumer Finance Total		8,984,520

	Shares	Value ($)
Diversified Financial Services – 3.0%
Bovespa Holding SA	221,100	3,464,698
Citigroup, Inc.	423,700	10,045,927
CME Group, Inc.	8,600	4,414,380
JPMorgan Chase & Co.	390,100	15,857,565
Diversified Financial Services Total		33,782,570
Insurance – 3.9%
ACE Ltd.	92,500	5,202,200
Allstate Corp.	142,500	6,801,525
American International Group, Inc.	137,291	6,433,456
Aon Corp.	111,000	4,618,710
Assurant, Inc.	86,700	5,423,085
Lincoln National Corp.	118,400	6,051,424
Prudential Financial, Inc.	117,300	8,559,381
Insurance Total		43,089,781
Real Estate Investment Trusts (REITs) – 1.1%
Alexandria Real Estate Equities, Inc.	32,200	2,955,960
CapitalSource, Inc.	278,500	4,411,440
Digital Realty Trust, Inc.	123,100	4,419,290
Real Estate Investment Trusts (REITs) Total		11,786,690
Thrifts & Mortgage Finance – 0.7%
Astoria Financial Corp.	138,000	3,611,460
Washington Mutual, Inc.	266,000	3,936,800
Thrifts & Mortgage Finance Total		7,548,260
Financials Total		172,911,392
Health Care – 12.8%
Biotechnology – 2.1%
Applera Corp. - Celera Group (a)	151,400	2,098,404
BioMarin Pharmaceuticals, Inc. (a)	66,700	2,537,268
Celgene Corp. (a)	85,107	4,797,482
Genentech, Inc. (a)	53,200	4,029,900
Gilead Sciences, Inc. (a)	150,800	7,135,856
Onyx Pharmaceuticals, Inc. (a)	97,900	2,674,628
Biotechnology Total		23,273,538
Health Care Equipment & Supplies – 2.2%
Baxter International, Inc.	149,700	8,835,294
Hologic, Inc. (a)	45,600	2,750,136
Masimo Corp. (a)	161,230	5,169,034
Mindray Medical International Ltd., ADR	127,415	4,676,130
Varian Medical Systems, Inc. (a)	63,200	3,314,840
Health Care Equipment & Supplies Total		24,745,434

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Health Care Providers & Services – 3.4%
Aetna, Inc.	44,400	2,202,240
CIGNA Corp.	78,600	3,503,988
Express Scripts, Inc. (a)	131,700	7,783,470
Laboratory Corp. of America Holdings (a)	74,600	5,767,326
McKesson Corp.	72,100	4,236,596
Medco Health Solutions, Inc. (a)	185,000	8,197,350
PSS World Medical, Inc. (a)	198,700	3,477,250
VCA Antech, Inc. (a)	79,300	2,546,323
Health Care Providers & Services Total		37,714,543
Life Sciences Tools & Services – 2.5%
Covance, Inc. (a)	54,200	4,575,022
Illumina, Inc. (a)	35,183	2,547,601
Pharmaceutical Product Development, Inc.	132,200	5,958,254
Qiagen N.V. (a)	235,500	5,178,645
Thermo Fisher Scientific, Inc. (a)	85,700	4,793,201
Waters Corp. (a)	84,600	5,043,006
Life Sciences Tools & Services Total		28,095,729
Pharmaceuticals – 2.6%
Abbott Laboratories	177,900	9,526,545
Johnson & Johnson	83,070	5,147,017
Merck & Co., Inc.	251,400	11,137,020
Schering-Plough Corp.	157,900	3,426,430
Pharmaceuticals Total		29,237,012
Health Care Total		143,066,256
Industrials – 10.6%
Aerospace & Defense – 3.2%
AerCap Holdings N.V. (a)	168,800	3,384,440
Boeing Co.	54,900	4,545,171
General Dynamics Corp.	63,600	5,205,660
Goodrich Corp.	92,300	5,466,929
Honeywell International, Inc.	64,500	3,711,330
Rockwell Collins, Inc.	105,900	6,237,510
United Technologies Corp.	105,300	7,424,703
Aerospace & Defense Total		35,975,743
Air Freight & Logistics – 0.6%
United Parcel Service, Inc., Class B	95,000	6,672,800
Air Freight & Logistics Total		6,672,800
Commercial Services & Supplies – 1.5%
Dun & Bradstreet Corp.	61,400	5,362,676
Huron Consulting Group, Inc. (a)	51,100	2,711,366

	Shares	Value ($)
Republic Services, Inc.	127,000	3,877,310
Waste Management, Inc.	144,900	4,757,067
Commercial Services & Supplies Total		16,708,419
Construction & Engineering – 0.3%
Quanta Services, Inc. (a)	149,900	3,579,612
Construction & Engineering Total		3,579,612
Electrical Equipment – 0.4%
Suntech Power Holdings Co., Ltd., ADR (a)	111,400	4,140,738
Electrical Equipment Total		4,140,738
Industrial Conglomerates – 2.5%
3M Co.	85,300	6,687,520
General Electric Co.	437,100	14,485,494
McDermott International, Inc. (a)	136,400	7,122,808
Industrial Conglomerates Total		28,295,822
Machinery – 1.3%
Illinois Tool Works, Inc.	76,100	3,734,227
Joy Global, Inc.	94,700	6,285,239
Paccar, Inc.	101,650	4,409,577
Machinery Total		14,429,043
Road & Rail – 0.8%
Landstar System, Inc.	73,200	3,395,016
Union Pacific Corp.	44,800	5,589,248
Road & Rail Total		8,984,264
Industrials Total		118,786,441
Information Technology – 14.8%
Communications Equipment – 3.1%
Cisco Systems, Inc. (a)	642,400	15,655,288
Corning, Inc.	302,700	7,031,721
Nokia Corp., ADR	221,000	7,958,210
Research In Motion Ltd. (a)	34,700	3,601,860
Communications Equipment Total		34,247,079
Computers & Peripherals – 4.1%
Apple, Inc. (a)	72,100	9,013,942
EMC Corp. (a)	378,300	5,878,782
Hewlett-Packard Co.	393,600	18,802,272
International Business Machines Corp.	110,162	12,543,045
Computers & Peripherals Total		46,238,041
Internet Software & Services – 1.6%
Equinix, Inc. (a)	51,600	3,578,460
Google, Inc., Class A (a)	30,100	14,182,518
Internet Software & Services Total		17,760,978

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
IT Services – 0.7%
DST Systems, Inc. (a)	56,700	3,983,742
Redecard SA	269,400	4,141,919
IT Services Total		8,125,661
Semiconductors & Semiconductor Equipment – 2.0%
Applied Materials, Inc.	235,900	4,522,203
ASML Holding N.V., N.Y. Registered Shares	61,422	1,479,042
Intel Corp.	146,200	2,916,690
MEMC Electronic Materials, Inc. (a)	27,429	2,092,284
RF Micro Devices, Inc. (a)	414,200	1,304,730
Semtech Corp. (a)	134,800	1,717,352
Texas Instruments, Inc.	278,200	8,334,872
Semiconductors & Semiconductor Equipment Total		22,367,173
Software – 3.3%
Adobe Systems, Inc. (a)	49,300	1,658,945
Amdocs Ltd. (a)	104,100	3,227,100
ANSYS, Inc. (a)	88,400	3,303,508
McAfee, Inc. (a)	110,200	3,666,354
Microsoft Corp.	330,300	8,990,766
Nintendo Co., Ltd.	11,910	5,913,508
Oracle Corp. (a)	457,600	8,602,880
UBISOFT Entertainment (a)	23,500	1,968,989
Software Total		37,332,050
Information Technology Total		166,070,982
Materials – 4.3%
Chemicals – 2.3%
Agrium, Inc.	44,000	3,245,880
Celanese Corp., Series A	70,000	2,723,000
CF Industries Holdings, Inc.	30,900	3,772,272
Monsanto Co.	85,500	9,890,640
Syngenta AG, ADR	74,700	4,281,804
Zoltek Companies, Inc. (a)	85,400	1,953,952
Chemicals Total		25,867,548
Metals & Mining – 2.0%
ArcelorMittal, N.Y. Registered Shares	74,700	5,678,694
Boliden AB	215,000	2,472,427
Companhia Vale do Rio Doce, ADR	139,400	4,856,696
Freeport-McMoRan Copper & Gold, Inc.	93,400	9,420,324
Metals & Mining Total		22,428,141
Materials Total		48,295,689

	Shares	Value ($)
Telecommunication Services – 2.2%
Diversified Telecommunication Services – 0.8%
AT&T, Inc.	108,918	3,793,614
Telekomunikasi Indonesia, ADR	127,000	5,417,820
Diversified Telecommunication Services Total		9,211,434
Wireless Telecommunication Services – 1.4%
American Tower Corp., Class A (a)	83,400	3,205,896
China Mobile Ltd., ADR	37,900	2,828,098
Millicom International Cellular SA (a)	39,300	4,342,650
Mobile TeleSystems OJSC, ADR	40,500	3,323,430
Philippine Long Distance Telephone Co., ADR	23,500	1,667,325
Wireless Telecommunication Services Total		15,367,399
Telecommunication Services Total		24,578,833
Utilities – 4.7%
Electric Utilities – 3.7%
Entergy Corp.	92,700	9,523,998
Exelon Corp.	166,100	12,432,585
FPL Group, Inc.	166,500	10,038,285
PPL Corp.	212,900	9,661,402
Electric Utilities Total		41,656,270
Multi-Utilities – 1.0%
Public Service Enterprise Group, Inc.	239,000	10,539,900
Multi-Utilities Total		10,539,900
Utilities Total		52,196,170
Total Common Stocks (cost of $945,207,344)		1,108,179,824

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

February 29, 2008 (Unaudited)

Short-Term Obligation – 0.6%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due on 03/03/08, at 1.770%, collateralized by a U.S. Treasury Obligation maturing 08/15/14, market value of $6,804,413 (repurchase proceeds $6,668,984)	6,668,000	6,668,000
Total Short-Term Obligation (cost of $6,668,000)		6,668,000
Total Investments – 99.7% (cost of $951,875,344) (b)		1,114,847,824
Other Assets & Liabilities, Net – 0.3%		3,195,092
Net Assets – 100.0%		1,118,042,916

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $951,875,344.

At February 29, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	15.5
Information Technology	14.8
Energy	14.6
Health Care	12.8
Industrials	10.6
Consumer Discretionary	10.3
Consumer Staples	9.3
Utilities	4.7
Materials	4.3
Telecommunication Services	2.2
99.1
Short-Term Obligation	0.6
Other Assets & Liabilities, Net	0.3
100.0

The Fund was invested in the following countries at February 29, 2008:

Country	Value	% of Total Investments
United States*	$940,992,796	84.4
Brazil	32,323,020	2.9
United Kingdom	20,631,719	1.9
Finland	19,932,219	1.8
Netherlands	19,434,157	1.7
Luxembourg	13,155,069	1.2
Switzerland	11,541,430	1.0
Netherlands Antilles	9,293,375	0.8
Mexico	8,328,000	0.8
Canada	6,847,740	0.6
Japan	5,913,508	0.5
France	5,899,844	0.5
Indonesia	5,417,820	0.5
Greece	4,356,698	0.4
Austria	3,812,579	0.3
Hong Kong	2,828,098	0.3
Sweden	2,472,427	0.2
Philippines	1,667,325	0.2
	$1,114,847,824	100.0

* Includes short-term obligation.

  Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Balanced Fund

February 29, 2008 (Unaudited)

Common Stocks – 59.0%
	Shares	Value ($)
Consumer Discretionary – 5.3%
Household Durables – 0.5%
Sony Corp., ADR	20,300	958,363
Household Durables Total		958,363
Media – 1.9%
News Corp., Class A	95,600	1,759,996
Omnicom Group, Inc.	21,000	938,070
WPP Group PLC, ADR	20,500	1,221,185
Media Total		3,919,251
Multiline Retail – 0.6%
Target Corp.	24,000	1,262,640
Multiline Retail Total		1,262,640
Textiles, Apparel & Luxury Goods – 2.3%
Coach, Inc. (a)	33,900	1,027,848
CROCS, Inc. (a)	17,100	415,872
NIKE, Inc., Class B	27,800	1,673,560
Phillips-Van Heusen Corp.	14,900	543,999
Polo Ralph Lauren Corp.	16,600	1,032,354
Textiles, Apparel & Luxury Goods Total		4,693,633
Consumer Discretionary Total		10,833,887
Consumer Staples – 5.8%
Beverages – 1.8%
Coca-Cola Co.	33,840	1,978,286
Diageo PLC, ADR	14,800	1,215,080
Hansen Natural Corp. (a)	13,800	572,700
Beverages Total		3,766,066
Food & Staples Retailing – 0.9%
Safeway, Inc.	61,700	1,773,258
Food & Staples Retailing Total		1,773,258
Household Products – 0.8%
Colgate-Palmolive Co.	20,930	1,592,564
Household Products Total		1,592,564
Personal Products – 1.3%
Avon Products, Inc.	30,100	1,145,606
Herbalife Ltd.	34,600	1,447,318
Personal Products Total		2,592,924
Tobacco – 1.0%
Altria Group, Inc.	27,000	1,974,780
Tobacco Total		1,974,780
Consumer Staples Total		11,699,592

	Shares	Value ($)
Energy – 8.1%
Energy Equipment & Services – 2.7%
Halliburton Co.	57,600	2,206,080
Transocean, Inc. (a)	13,419	1,885,504
Weatherford International Ltd. (a)	19,300	1,330,156
Energy Equipment & Services Total		5,421,740
Oil, Gas & Consumable Fuels – 5.4%
Anadarko Petroleum Corp.	23,800	1,517,012
Apache Corp.	24,500	2,810,395
ConocoPhillips	46,900	3,879,099
Devon Energy Corp.	26,670	2,739,542
Oil, Gas & Consumable Fuels Total		10,946,048
Energy Total		16,367,788
Financials – 10.3%
Capital Markets – 3.5%
Affiliated Managers Group, Inc. (a)	12,600	1,214,010
Charles Schwab Corp.	58,700	1,151,107
Goldman Sachs Group, Inc.	6,300	1,068,669
Merrill Lynch & Co., Inc.	28,800	1,427,328
State Street Corp.	28,600	2,246,530
Capital Markets Total		7,107,644
Commercial Banks – 0.9%
BB&T Corp.	29,400	915,222
Wachovia Corp.	31,200	955,344
Commercial Banks Total		1,870,566
Consumer Finance – 1.2%
American Express Co.	56,305	2,381,702
Consumer Finance Total		2,381,702
Diversified Financial Services – 2.1%
Citigroup, Inc.	24,833	588,790
JPMorgan Chase & Co.	73,780	2,999,157
Nasdaq OMX Group (a)	14,000	581,140
Diversified Financial Services Total		4,169,087
Insurance – 2.2%
American International Group, Inc.	19,650	920,799
Berkshire Hathaway, Inc., Class B (a)	376	1,757,612
Unum Group	78,200	1,791,562
Insurance Total		4,469,973
Real Estate Management & Development – 0.2%
CB Richard Ellis Group, Inc., Class A (a)	23,800	477,428
Real Estate Management & Development Total		477,428

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Thrifts & Mortgage Finance – 0.2%
Washington Mutual, Inc.	26,500	392,200
Thrifts & Mortgage Finance Total		392,200
Financials Total		20,868,600
Health Care – 9.2%
Health Care Equipment & Supplies – 2.4%
Baxter International, Inc.	40,700	2,402,114
Covidien Ltd.	58,325	2,495,727
Health Care Equipment & Supplies Total		4,897,841
Health Care Providers & Services – 2.0%
Cardinal Health, Inc.	28,700	1,697,318
Laboratory Corp. of America Holdings (a)	16,000	1,236,960
McKesson Corp.	18,930	1,112,327
Health Care Providers & Services Total		4,046,605
Life Sciences Tools & Services – 1.3%
Thermo Fisher Scientific, Inc. (a)	32,230	1,802,624
Waters Corp. (a)	14,200	846,462
Life Sciences Tools & Services Total		2,649,086
Pharmaceuticals – 3.5%
Abbott Laboratories	56,399	3,020,166
Johnson & Johnson	50,400	3,122,784
Pfizer, Inc.	41,400	922,392
Pharmaceuticals Total		7,065,342
Health Care Total		18,658,874
Industrials – 6.9%
Aerospace & Defense – 1.7%
Boeing Co.	14,700	1,217,013
Honeywell International, Inc.	40,990	2,358,564
Aerospace & Defense Total		3,575,577
Airlines – 0.3%
Northwest Airlines Corp. (a)	40,400	542,572
Airlines Total		542,572
Industrial Conglomerates – 3.9%
General Electric Co.	153,500	5,086,990
Tyco International Ltd.	68,725	2,753,123
Industrial Conglomerates Total		7,840,113
Road & Rail – 1.0%
Union Pacific Corp.	16,360	2,041,074
Road & Rail Total		2,041,074
Industrials Total		13,999,336

	Shares	Value ($)
Information Technology – 10.6%
Communications Equipment – 2.4%
Nokia Corp., ADR	80,700	2,906,007
QUALCOMM, Inc.	45,900	1,944,783
Communications Equipment Total		4,850,790
Computers & Peripherals – 1.9%
Apple, Inc. (a)	10,200	1,275,204
Hewlett-Packard Co.	52,500	2,507,925
Computers & Peripherals Total		3,783,129
Internet Software & Services – 3.1%
Akamai Technologies, Inc. (a)	18,100	636,396
eBay, Inc. (a)	57,600	1,518,336
Google, Inc., Class A (a)	6,100	2,874,198
VeriSign, Inc. (a)	37,500	1,305,000
Internet Software & Services Total		6,333,930
IT Services – 0.7%
Western Union Co.	69,200	1,439,360
IT Services Total		1,439,360
Software – 2.5%
Microsoft Corp.	138,790	3,777,864
Oracle Corp. (a)	66,275	1,245,970
Software Total		5,023,834
Information Technology Total		21,431,043
Materials – 1.0%
Metals & Mining – 1.0%
Alcoa, Inc.	40,200	1,493,028
Freeport-McMoRan Copper & Gold, Inc.	6,300	635,418
Metals & Mining Total		2,128,446
Materials Total		2,128,446
Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.1%
Verizon Communications, Inc.	60,800	2,208,256
Diversified Telecommunication Services Total		2,208,256
Wireless Telecommunication Services – 0.4%
America Movil SAB de CV, Series L, ADR	15,100	912,946
Wireless Telecommunication Services Total		912,946
Telecommunication Services Total		3,121,202

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)
	Shares	Value ($)
Utilities – 0.3%
Electric Utilities – 0.3%
FPL Group, Inc.	9,500	572,755
Electric Utilities Total		572,755
Utilities Total		572,755
Total Common Stocks (cost of $105,753,189)		119,681,523
Mortgage-Backed Securities – 12.2%
	Par ($)
Federal Home Loan Mortgage Corp.
5.000% 02/01/38	760,000	748,616
5.500% 12/01/18	1,057,794	1,085,215
5.500% 07/01/19	267,965	274,409
5.500% 07/01/21	358,388	366,279
5.500% 08/01/21	71,496	73,070
5.500% 08/01/35	1,378,925	1,388,302
5.500% 12/01/37	804,046	809,066
6.000% 03/01/17	74,926	77,504
6.000% 04/01/17	470,178	486,360
6.000% 05/01/17	261,519	270,520
6.000% 08/01/17	151,147	156,348
6.500% 08/01/32	150,010	157,038
6.500% 08/01/36	285,948	297,115
Federal National Mortgage Association
5.000% 05/01/37	921,917	908,429
5.000% 06/01/37	2,918,357	2,875,454
5.000% 07/01/37	1,367,124	1,347,026
5.500% 04/01/36	2,121,913	2,135,634
5.500% 05/01/36	78,548	79,056
5.500% 11/01/36	2,753,669	2,771,475
5.697% 07/01/32 (b)	391,269	401,517
6.000% 09/01/36	649,373	663,872
6.000% 10/01/36	1,566,659	1,601,639
6.000% 07/01/37	199,441	203,868
6.000% 08/01/37	733,644	749,929
6.000% 09/01/37	722,187	738,217
6.500% 03/01/37	390,001	404,409
6.500% 05/01/37	643,333	667,050
6.500% 08/01/37	1,427,911	1,480,553
6.500% 11/01/37	1,214,091	1,258,850
Government National Mortgage Association
7.000% 10/15/31	65,235	69,981
7.000% 04/15/32	58,563	62,818
7.000% 05/15/32	73,897	79,266
Total Mortgage-Backed Securities (cost of $24,188,145)		24,688,885

Corporate Fixed-Income Bonds & Notes – 10.2%
	Par ($)	Value ($)
Basic Materials – 0.2%
Chemicals – 0.1%
Huntsman International LLC
7.875% 11/15/14	105,000	108,675
Chemicals Total		108,675
Forest Products & Paper – 0.0%
Georgia-Pacific Corp.
8.000% 01/15/24	100,000	88,500
Forest Products & Paper Total		88,500
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	105,000	111,300
Metals & Mining Total		111,300
Basic Materials Total		308,475
Communications – 1.6%
Media – 0.7%
Charter Communications Holdings II LLC
10.250% 09/15/10	100,000	91,500
Comcast Corp.
7.050% 03/15/33	375,000	382,956
CSC Holdings, Inc.
7.625% 04/01/11	100,000	99,375
EchoStar DBS Corp.
6.625% 10/01/14	110,000	105,875
Lamar Media Corp.
7.250% 01/01/13	95,000	91,913
News America, Inc.
6.550% 03/15/33	275,000	274,334
R.H. Donnelley Corp.
8.875% 10/15/17 (c)	140,000	81,900
Time Warner Cable, Inc.
6.550% 05/01/37	250,000	241,138
Univision Communications, Inc.
PIK, 9.750% 03/15/15 (c)	120,000	82,800
Viacom, Inc.
6.125% 10/05/17	75,000	74,968
Media Total		1,526,759
Telecommunication Services – 0.9%
AT&T, Inc.
5.100% 09/15/14	225,000	228,364
Citizens Communications Co.
7.875% 01/15/27	120,000	106,800

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Intelsat Bermuda Ltd.
9.250% 06/15/16	100,000	100,000
Lucent Technologies, Inc.
6.450% 03/15/29	140,000	105,000
New Cingular Wireless Services, Inc.
8.750% 03/01/31	200,000	249,921
Qwest Communications International, Inc.
7.500% 02/15/14	110,000	106,975
Sprint Capital Corp.
6.875% 11/15/28	200,000	140,000
Telefonica Emisones SAU
5.984% 06/20/11	300,000	313,531
Vodafone Group PLC
5.000% 12/16/13	300,000	300,096
Windstream Corp.
8.625% 08/01/16	110,000	111,925
Telecommunication Services Total		1,762,612
Communications Total		3,289,371
Consumer Cyclical – 0.7%
Apparel – 0.1%
Levi Strauss & Co.
9.750% 01/15/15	110,000	109,175
Apparel Total		109,175
Auto Manufacturers – 0.1%
General Motors Corp.
8.375% 07/15/33	125,000	95,625
Auto Manufacturers Total		95,625
Home Builders – 0.0%
KB Home
5.875% 01/15/15	60,000	53,025
Home Builders Total		53,025
Lodging – 0.2%
Marriott International, Inc.
5.625% 02/15/13	175,000	174,938
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (c)	130,000	115,700
MGM Mirage
7.500% 06/01/16	120,000	111,600
Pinnacle Entertainment, Inc.
7.500% 06/15/15 (c)	65,000	50,050
Station Casinos, Inc.
6.875% 03/01/16	40,000	25,200
Lodging Total		477,488

	Par ($)	Value ($)
Retail – 0.3%
CVS Caremark Corp.
5.750% 06/01/17	200,000	206,342
Home Depot, Inc.
5.875% 12/16/36	175,000	144,078
Wal-Mart Stores, Inc.
4.125% 07/01/10	300,000	308,912
Retail Total		659,332
Consumer Cyclical Total		1,394,645
Consumer Non-Cyclical – 1.0%
Beverages – 0.1%
Cott Beverages, Inc.
8.000% 12/15/11	100,000	82,000
Diageo Capital PLC
4.375% 05/03/10	200,000	204,182
Beverages Total		286,182
Commercial Services – 0.1%
Ashtead Capital, Inc.
9.000% 08/15/16 (c)	65,000	53,625
Iron Mountain, Inc.
7.750% 01/15/15	105,000	105,263
Commercial Services Total		158,888
Food – 0.5%
ConAgra Foods, Inc.
6.750% 09/15/11	160,000	172,696
Kraft Foods, Inc.
6.500% 08/11/17	245,000	255,326
Kroger Co.
6.200% 06/15/12	400,000	425,520
Smithfield Foods, Inc.
7.750% 07/01/17	110,000	104,500
Food Total		958,042
Healthcare Services – 0.1%
HCA, Inc.
9.250% 11/15/16	25,000	25,625
PIK, 9.625% 11/15/16	75,000	77,438
Tenet Healthcare Corp.
9.875% 07/01/14	110,000	102,712
Healthcare Services Total		205,775
Household Products/Wares – 0.1%
Fortune Brands, Inc.
5.375% 01/15/16	175,000	167,475
Household Products/Wares Total		167,475

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Pharmaceuticals – 0.1%
Wyeth
5.500% 02/01/14	220,000	229,891
Pharmaceuticals Total		229,891
Consumer Non-Cyclical Total		2,006,253
Energy – 0.9%
Coal – 0.1%
Arch Western Finance LLC
6.750% 07/01/13	105,000	103,425
Coal Total		103,425
Oil & Gas – 0.5%
Canadian Natural Resources Ltd.
5.700% 05/15/17	250,000	252,112
Chesapeake Energy Corp.
6.375% 06/15/15	110,000	106,425
KCS Energy, Inc.
7.125% 04/01/12	105,000	99,225
Nexen, Inc.
5.875% 03/10/35	225,000	203,748
Talisman Energy, Inc.
6.250% 02/01/38	235,000	219,651
Valero Energy Corp.
6.875% 04/15/12	275,000	296,415
Oil & Gas Total		1,177,576
Pipelines – 0.3%
El Paso Corp.
6.875% 06/15/14	115,000	117,594
Energy Transfer Partners LP
6.625% 10/15/36	200,000	190,054
MarkWest Energy Partners LP
8.500% 07/15/16	100,000	99,750
TransCanada Pipelines Ltd.
6.350% 05/15/67 (b)	245,000	223,756
Pipelines Total		631,154
Energy Total		1,912,155
Financials – 3.8%
Banks – 1.3%
Citigroup, Inc.
5.000% 09/15/14	225,000	217,989
Credit Suisse/New York NY
6.000% 02/15/18	275,000	280,617
JPMorgan Chase & Co.
6.000% 01/15/18	255,000	264,588

	Par ($)	Value ($)
Marshall & Ilsley Corp.
4.375% 08/01/09	500,000	504,126
PNC Funding Corp.
5.625% 02/01/17	240,000	236,932
SunTrust Preferred Capital I
5.853% 12/15/11 (b)	200,000	160,926
USB Capital IX
6.189% 04/15/49 (b)	375,000	307,031
Wachovia Corp.
4.875% 02/15/14	300,000	296,847
Wells Fargo & Co.
5.125% 09/01/12	325,000	339,250
Banks Total		2,608,306
Diversified Financial Services – 2.0%
AGFC Capital Trust I
6.000% 01/15/67 (b)(c)	280,000	253,469
American General Finance Corp.
5.375% 09/01/09	375,000	383,504
Capital One Financial Corp.
5.500% 06/01/15	325,000	299,834
CDX North America High Yield
8.750% 12/29/12 (c)	200,000	187,000
CIT Group, Inc.
6.100% 03/15/67 (b)	100,000	67,620
Ford Motor Credit Co.
8.000% 12/15/16	125,000	102,371
General Electric Capital Corp.
5.000% 01/08/16	295,000	299,925
GMAC LLC
8.000% 11/01/31	140,000	105,839
Goldman Sachs Group, Inc.
6.345% 02/15/34	370,000	327,954
HSBC Finance Corp.
5.000% 06/30/15	650,000	627,308
Lehman Brothers Holdings, Inc.
5.750% 07/18/11	275,000	279,410
LVB Acquisition Merger Sub, Inc.
PIK, 10.375% 10/15/17 (c)	110,000	112,200
Merrill Lynch & Co., Inc.
6.050% 08/15/12	250,000	260,396
Morgan Stanley
4.750% 04/01/14	400,000	385,541
Nuveen Investments, Inc.
10.500% 11/15/15 (c)	110,000	99,962
SLM Corp.
5.375% 05/15/14	225,000	192,322
Diversified Financial Services Total		3,984,655

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Insurance – 0.1%
UnitedHealth Group, Inc.
5.250% 03/15/11	225,000	231,399
Insurance Total		231,399
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	200,000	196,287
Simon Property Group LP
5.750% 12/01/15	250,000	240,627
Real Estate Investment Trusts (REITs) Total		436,914
Savings & Loans – 0.2%
Washington Mutual, Inc.
4.200% 01/15/10	430,000	405,965
Savings & Loans Total		405,965
Financials Total		7,667,239
Industrials – 0.8%
Aerospace & Defense – 0.1%
L-3 Communications Corp.
6.375% 10/15/15	105,000	104,213
United Technologies Corp.
5.375% 12/15/17	165,000	172,686
Aerospace & Defense Total		276,899
Environmental Control – 0.0%
Allied Waste North America, Inc.
7.125% 05/15/16	100,000	98,750
Environmental Control Total		98,750
Machinery – 0.1%
Caterpillar Financial Services Corp.
4.300% 06/01/10	225,000	230,862
Machinery Total		230,862
Miscellaneous Manufacturing – 0.1%
Bombardier, Inc.
6.300% 05/01/14 (c)	105,000	99,750
Miscellaneous Manufacturing Total		99,750
Packaging & Containers – 0.1%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	100,000	102,250
Owens-Illinois, Inc.
7.500% 05/15/10	80,000	81,800
Packaging & Containers Total		184,050

	Par ($)	Value ($)
Transportation – 0.4%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	185,000	179,937
Union Pacific Corp.
3.875% 02/15/09	500,000	501,639
United Parcel Service, Inc.
4.500% 01/15/13	145,000	151,029
Transportation Total		832,605
Industrials Total		1,722,916
Technology – 0.0%
Semiconductors – 0.0%
Freescale Semiconductor, Inc.
PIK, 9.125% 12/15/14	125,000	95,000
Semiconductors Total		95,000
Technology Total		95,000
Utilities – 1.2%
Electric – 0.9%
AES Corp.
8.000% 10/15/17	105,000	107,100
Commonwealth Edison Co.
5.950% 08/15/16	325,000	336,313
Indiana Michigan Power Co.
5.650% 12/01/15	275,000	279,624
Intergen NV
9.000% 06/30/17 (c)	105,000	109,725
NRG Energy, Inc.
7.250% 02/01/14	15,000	14,644
7.375% 02/01/16	105,000	101,194
Pacific Gas & Electric Co.
5.800% 03/01/37	170,000	163,303
Progress Energy, Inc.
7.750% 03/01/31	250,000	293,677
Southern California Edison Co.
5.000% 01/15/14	275,000	278,887
Texas Competitive Electric Holdings Co.,
PIK, 10.500% 11/01/16 (c)	125,000	120,000
Electric Total		1,804,467

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Gas – 0.3%
Atmos Energy Corp.
6.350% 06/15/17	210,000	218,480
Sempra Energy
4.750% 05/15/09	375,000	381,782
Gas Total		600,262
Utilities Total		2,404,729
Total Corporate Fixed-Income Bonds & Notes (cost of $21,273,429)		20,800,783
Government & Agency Obligations – 7.0%
Foreign Government Obligations – 0.3%
Province of Ontario Canada
2.750% 02/22/11	225,000	225,438
United Mexican States
7.500% 04/08/33	250,000	298,125
Foreign Government Obligations Total		523,563
U.S. Government Agencies – 2.5%
Federal Home Loan Bank
5.500% 08/13/14	1,090,000	1,200,685
Federal Home Loan Mortgage Corp.
6.625% 09/15/09	1,185,000	1,262,516
Federal National Mortgage Association
5.250% 08/01/12	2,400,000	2,566,793
U.S. Government Agencies Total		5,029,994
U.S. Government Obligations – 4.2%
U.S. Treasury Bonds
5.375% 02/15/31	2,357,000	2,685,323
7.250% 05/15/16	1,675,000	2,135,886
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11	675,819	751,954
U.S. Treasury Notes
3.875% 02/15/13	2,835,000	3,015,953
U.S. Government Obligations Total		8,589,116
Total Government & Agency Obligations (cost of $13,213,777)		14,142,673
Collateralized Mortgage Obligations – 5.6%
Agency – 2.8%
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	1,820,000	1,834,033
4.000% 10/15/18	1,900,000	1,851,812
4.500% 10/15/18	1,145,131	1,159,124
4.500% 08/15/28	720,000	728,674
Agency Total		5,573,643

	Par ($)	Value ($)
Non-Agency – 2.8%
Bear Stearns Adjustable Rate Mortgage Trust
5.476% 02/25/47 (b)	1,324,532	1,318,050
Bear Stearns Asset Backed Securities Trust
5.000% 01/25/34	938,174	897,334
Lehman Mortgage Trust
6.500% 01/25/38	711,748	726,337
SACO I, Inc.
0.001% (d) 09/25/24	9,047	9,024
Structured Asset Securities Corp.
5.500% 05/25/33	614,379	619,625
5.500% 07/25/33	869,193	829,471
WaMu Mortgage Pass-Through Certificates
5.717% 02/25/37 (b)	1,357,934	1,359,150
Non-Agency Total		5,758,991
Total Collateralized Mortgage Obligations (cost of $11,328,172)		11,332,634
Commercial Mortgage-Backed Securities – 3.3%
Bear Stearns Commercial Mortgage Securities
5.449% 12/11/40 (b)	630,000	565,825
5.624% 03/11/39 (b)	760,000	677,955
CS First Boston Mortgage Securities Corp.
4.577% 04/15/37	975,000	957,889
JPMorgan Chase Commercial Mortgage Securities Corp.
5.447% 06/12/47	791,000	733,812
4.780% 07/15/42	1,350,000	1,170,887
5.857% 10/12/35	1,500,000	1,508,827
5.525% 04/15/43 (b)	1,122,000	997,084
Total Commercial Mortgage-Backed Securities (cost of $7,078,526)		6,612,279
Asset-Backed Securities – 1.0%
Cityscape Home Equity Loan Trust
7.410% 05/25/28	325,965	324,833
First Alliance Mortgage Loan Trust
7.340% 06/20/27	69,185	69,017
IMC Home Equity Loan Trust
7.310% 11/20/28	960,439	958,364
7.520% 08/20/28	648,334	646,941
Total Asset-Backed Securities (cost of $1,993,959)		1,999,155

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

February 29, 2008 (Unaudited)

Short-Term Obligation – 1.3%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due on 03/03/08, at 2.920%, collateralized by a U.S. Government Agency Obligation maturing 12/14/22, market value $2,761,606 (repurchase proceeds $2,705,658)	2,705,000	2,705,000
Total Short-Term Obligation (cost of $2,705,000)		2,705,000
Total Investments – 99.6% (cost of $187,534,197) (e)		201,962,932
Other Assets & Liabilities, Net – 0.4%		766,370
Net Assets – 100.0%		202,729,302

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 29, 2008.

(c)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities, which are not illiquid, amounted to $1,366,181, which represents 0.7% of net assets.

(d)  Zero coupon bond.

(e)  Cost for federal income tax purposes is $187,601,097.

At February 29, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Common Stocks	59.0
Mortgage-Backed Securities	12.2
Corporate Fixed-Income Bonds & Notes	10.2
Government & Agency Obligations	7.0
Collateralized Mortgage Obligations	5.6
Commercial Mortgage-Backed Securities	3.3
Asset-Backed Securities	1.0
98.3
Short-Term Obligation	1.3
Other Assets & Liabilities, Net	0.4
100.0

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Oregon Intermediate Municipal Bond Fund

February 29, 2008 (Unaudited)

Municipal Bonds – 96.9%
	Par ($)	Value ($)
Education – 5.4%
Education – 5.4%
OR Facilities Authority
Linfield College Project, Series 2005 A, 5.000% 10/01/20	1,825,000	1,763,698
OR Forest Grove Student Housing
Oak Tree Foundation, Series 2007, 5.500% 03/01/37	3,000,000	2,589,840
OR Health Sciences University
Series 1996 A, Insured: MBIA: (a) 07/01/09	1,530,000	1,469,626
(a) 07/01/12	1,315,000	1,110,675
(a) 07/01/14	2,550,000	1,930,401
(a) 07/01/15	4,325,000	3,085,455
(a) 07/01/21	12,515,000	5,875,292
OR Health, Housing, Educational & Cultural Facilities Authority
Linfield College Project, Series 1998 A: 4.650% 10/01/09	555,000	562,876
5.500% 10/01/18	1,000,000	1,007,850
Reed College Project, Series 1995 A, Insured: MBIA 5.100% 07/01/10	690,000	703,524
Education Total		20,099,237
Education Total		20,099,237
Health Care – 8.5%
Continuing Care Retirement – 0.7%
OR Albany Hospital Facility Authority
Mennonite Home Albany, Series 2004 PJ-A: 4.750% 10/01/11	660,000	654,641
5.000% 10/01/12	680,000	676,681
OR Multnomah County Hospital Facilities Authority
Terwilliger Plaza, Inc., Series 2006 A,
5.250% 12/01/26	1,400,000	1,187,634
Continuing Care Retirement Total		2,518,956

	Par ($)	Value ($)
Hospitals – 7.8%
OR Benton County Hospital Facilities Authority
Samaritan Health Services Project, Series 1998: 4.800% 10/01/11	245,000	248,472
5.200% 10/01/17	2,255,000	2,265,170
OR Clackamas County Hospital Facility Authority
Legacy Health System, IBC, Series 1999, Insured: MBIA 5.500% 02/15/13	495,000	512,647
Legacy Health System: Series 1999: 5.000% 02/15/16	1,010,000	1,026,746
5.500% 02/15/13	5,450,000	5,649,034
5.500% 02/15/14	2,385,000	2,472,100
Series 2001:
4.600% 05/01/10	885,000	910,205
5.250% 05/01/21	4,890,000	4,866,626
5.750% 05/01/12	2,000,000	2,138,300
5.750% 05/01/16	1,500,000	1,568,220
OR Medford Hospital Facilities Authority
Asante Health System, Series 1998 A, Insured: MBIA: 5.250% 08/15/10	485,000	494,258
5.250% 08/15/11	260,000	264,784
OR Multnomah County Hospital Facilities Authority
Providence Health System, Series 2004, 5.250% 10/01/16	2,970,000	3,081,939
OR Salem Hospital Facility Authority
Series 2006 A, 5.000% 08/15/27	3,500,000	3,249,015
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives, Series 2000 A, 5.750% 12/01/20	285,000	296,175
Hospitals Total		29,043,691
Health Care Total		31,562,647

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 29, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 2.9%
Assisted Living/Senior – 0.5%
OR Clackamas County Hospital Facility Authority
Robison Jewish Home Project, Series 2005:
5.000% 10/01/19	1,000,000	937,210
5.125% 10/01/24	1,000,000	894,360
Assisted Living/Senior Total		1,831,570
Multi-Family – 0.6%
OR Clackamas County Housing Authority
Multi-Family Housing, Easton Ridge, Series 1996 A, 5.800% 12/01/16	2,085,000	2,037,379
Multi-Family Total		2,037,379
Single-Family – 1.8%
OR Housing & Community Services
Department Mortgage Single Family Program:
Series 1991 D, 6.700% 07/01/13	180,000	182,698
Series 1998 A, 4.850% 07/01/10	120,000	121,760
Series 1999 E, 5.375% 07/01/21	2,395,000	2,420,291
Series 1999 M, AMT, 5.800% 07/01/12	120,000	122,439
Series 2000 E, Insured: FHA: 5.700% 07/01/12	370,000	377,559
5.800% 07/01/14	325,000	331,958
6.000% 07/01/20	900,000	916,236
Series 2001 J, 5.150% 07/01/24	1,375,000	1,363,808
Series 2001 Q: 4.700% 07/01/15	495,000	502,425
4.900% 07/01/17	480,000	486,816
Single-Family Total		6,825,990
Housing Total		10,694,939
Industrial – 0.5%
Oil & Gas – 0.5%
TN Energy Acquisition Corp. Series 2006, 5.250% 09/01/22	1,900,000	1,777,203
Oil & Gas Total		1,777,203
Industrial Total		1,777,203

	Par ($)	Value ($)
Other – 28.8%
Other – 1.2%
OR Health, Housing, Educational & Cultural Facilities Authority
Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22 (b)	3,385,000	3,196,929
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/14	1,200,000	1,228,152
Other Total		4,425,081
Refunded/Escrowed (c) – 27.6%
OR Benton & Linn Counties
School District No. 509J, Corvallis, Series 2003, Pre-refunded 06/01/13, Insured: FSA 5.000% 06/01/17	2,665,000	2,866,501
OR Board of Higher Education
Lottery Education Project, Series 1999 A: Pre-refunded 04/01/09, Insured: FSA 5.250% 04/01/13	1,600,000	1,658,112
Pre-refunded 04/01/11, Insured: FSA 5.000% 04/01/14	2,705,000	2,851,936
Series 2001 A, Pre-refunded 08/01/11, 5.250% 08/01/14	1,225,000	1,306,291
OR Clackamas Community College District
Series 2001, Pre-refunded 06/15/11,
Insured: FGIC
5.250% 06/15/15	1,390,000	1,480,336
OR Clackamas County Hospital Facility Authority
Kaiser Permanente, Series 1998 A, Escrowed to Maturity, 5.375% 04/01/14	7,135,000	7,380,159
Willamette View, Inc. Project, Series 1999 A, Pre-refunded 11/01/09, 6.850% 11/01/15	1,480,000	1,576,052

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 29, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Clackamas County
School District No. 086, Series 2000, Pre-refunded 06/15/10, 6.000% 06/15/16	2,350,000	2,509,118
School District No. 108, Series 2001, Pre-refunded 06/15/11, Insured: FSA 5.375% 06/15/15	1,055,000	1,127,658
School District No. 12, North Clackamas, Series 1998, Pre-refunded 06/01/09, Insured: FGIC 5.250% 06/01/11	1,000,000	1,030,440
School District No. 7J, Lake Oswega,
Series 2001,
Pre-refunded 06/01/11:
5.375% 06/01/16	1,295,000	1,383,306
5.375% 06/01/17	2,535,000	2,707,862
OR Coos County
School District No. 13, North Bend,
Series 2002,
Pre-refunded 06/15/12,
Insured: FSA
5.500% 06/15/15	1,765,000	1,915,660
OR Department of Transportation
Highway User Tax, Series 2002 A,
Pre-refunded 11/15/12,
5.500% 11/15/16	2,500,000	2,731,525
OR Deschutes County Hospital Facilities Authority
Cascade Health Services, Inc.,
Series 2002,
Pre-refunded 01/01/12:
5.500% 01/01/22	2,000,000	2,151,360
5.600% 01/01/27	5,550,000	5,989,837
5.600% 01/01/32	2,000,000	2,158,500
OR Deschutes County
School District No. 1,
Series 2001 A,
Pre-refunded 06/15/11,
Insured: FSA
5.500% 06/15/18	1,000,000	1,072,750

	Par ($)	Value ($)
OR Jackson County
School District No. 4, Phoenix-Talent,
Series 2001,
Pre-refunded 06/15/11,
Insured: FSA
5.500% 06/15/16	1,000,000	1,072,750
School District No. 9, Eagle Point,
Series 2000,
Pre-refunded 06/15/11,
5.625% 06/15/15	1,920,000	2,067,130
OR Lebanon Urban Renewal Agency
Series 1999,
Pre-refunded 06/01/09,
5.625% 06/01/19	1,000,000	1,036,720
OR Linn County Community
School District No. 9, Lebanon,
Series 2001,
Pre-refunded 06/15/13,
Insured: FGIC
5.550% 06/15/21	2,000,000	2,206,940
School District No. 9,
Series 2001,
Pre-refunded 06/15/13,
Insured: FGIC
5.250% 06/15/15	405,000	440,656
OR Medford Hospital Facilities Authority
Asante Health System,
Series 1998 A,
Pre-refunded 08/15/08,
Insured: MBIA
5.250% 08/15/11	540,000	552,123
OR Multnomah County Educational Facilities Authority
University of Portland Project,
Series 2000,
Pre-refunded 04/01/10:
5.700% 04/01/15	1,000,000	1,054,240
6.000% 04/01/20	1,000,000	1,060,270
6.000% 04/01/25	500,000	530,135
OR Multnomah County
School District No. 40,
Series 2001,
Pre-refunded 12/01/10,
Insured: FSA
5.000% 12/01/14	1,790,000	1,886,016
School District No. 7, Reynolds,
Series 2000,
Pre-refunded 06/15/11,
5.625% 06/15/17	1,000,000	1,075,980

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 29, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Multnomah-Clackamas Counties
Centennial School District No. 28-302,
Series 2001,
Pre-refunded 06/15/11,
Insured: FGIC:
5.375% 06/15/16	2,055,000	2,196,528
5.375% 06/15/17	2,280,000	2,437,024
5.375% 06/15/18	2,490,000	2,661,486
OR North Clackamas Parks & Recreation District Facilities
Series 1993,
Escrowed to Maturity,
5.700% 04/01/13	2,310,000	2,461,998
OR Portland Community College District
Series 2001 A,
Pre-refunded 06/01/11:
5.375% 06/01/14	1,925,000	2,056,266
5.375% 06/01/16	2,705,000	2,889,454
5.375% 06/01/17	2,540,000	2,713,203
OR Powell Valley Water District
Series 2000,
Pre-refunded 08/01/09,
6.000% 02/01/15	620,000	648,979
OR Salem Water & Sewer
Series 2000,
Pre-refunded 06/01/10,
Insured: FSA
5.300% 06/01/15	1,500,000	1,577,310
OR Tri-County Metropolitan Transportation District
Series 1999 1,
Pre-refunded 06/01/09,
5.400% 06/01/19	4,200,000	4,383,498
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives,
Series 2000 A,
Escrowed to Maturity:
5.750% 12/01/20	245,000	259,161
6.000% 12/01/30	4,825,000	5,065,333
OR Washington & Clackamas Counties
School District No. 23J, Tigard,
Series 2002,
Pre-refunded 06/15/12,
Insured: MBIA
5.375% 06/15/17	1,500,000	1,620,600

	Par ($)	Value ($)
OR Washington County
School District No. 48J, Beaverton:
Series 1999,
Pre-refunded 06/01/09,
Insured: FGIC
5.100% 06/01/12	500,000	514,300
Series 2001,
Pre-refunded 01/01/11:
5.125% 01/01/14	2,000,000	2,110,840
5.125% 01/01/17	1,820,000	1,920,864
5.125% 01/01/18	2,260,000	2,385,249
Series 2001,
Pre-refunded 06/01/11,
5.500% 06/01/16	2,785,000	2,985,603
OR Washington, Multnomah & Yamhill Counties
School District No. 1J,
Series 1999,
Pre-refunded 06/01/09,
5.250% 06/01/14	500,000	515,220
OR Yamhill County
School District No. 029J,
Series 2002,
Pre-refunded 06/15/12,
Insured: MBIA
5.250% 06/15/16	2,535,000	2,726,240
VI Virgin Islands Public Finance Authority
Series 1989 A,
Escrowed to Maturity,
7.300% 10/01/18	1,185,000	1,422,960
Refunded/Escrowed Total		102,432,479
Other Total		106,857,560
Other Revenue – 2.0%
Recreation – 2.0%
OR Board of Higher Education
Lottery Education Project:
Series 1999 B,
Insured: FSA
5.250% 04/01/15	1,315,000	1,358,434
Series 2003 A,
Insured: FSA:
5.000% 04/01/14	1,830,000	1,960,040
5.250% 04/01/11	4,000,000	4,132,120
Recreation Total		7,450,594
Other Revenue Total		7,450,594

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 29, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
Tax-Backed – 38.1%
Local Appropriated – 0.3%
OR Deschutes & Jefferson County
School District No. 02J,
Series 2004 B,
Insured: FGIC
(a) 06/15/22	2,335,000	1,032,630
Local Appropriated Total		1,032,630
Local General Obligations – 21.6%
OR Aurora
Series 1999,
5.600% 06/01/24	1,205,000	1,214,050
OR Bend Municipal Airport Project
Series 1999 B, AMT,
5.375% 06/01/13	150,000	153,162
OR Canyonville South Umpqua Rural Fire District
Series 2001,
5.400% 07/01/31	610,000	533,896
OR Clackamas & Washington Counties
School District No. 003JT,
Series 2003,
Insured: FGIC
(a) 06/15/17	4,000,000	2,512,120
OR Clackamas Community College District
Series 2001,
Insured: FGIC
5.250% 06/15/15	110,000	115,453
OR Clackamas County
School District No. 007J, Lake Oswego,
Series 2005,
Insured: FSA
5.250% 06/01/21	2,000,000	2,092,560
School District No. 108, Estacada,
Series 2005,
Insured: FSA
5.500% 06/15/25	2,485,000	2,618,643
School District No. 115,
Series 2006 A,
Insured: MBIA:
(a) 06/15/25	2,250,000	809,393
(a) 06/15/26	2,610,000	876,229
School District No. 12, North Clackamas,
Series 2007 B,
Insured: FSA
(a) 06/15/22	4,000,000	3,387,600
Series 2007,
Insured: MBIA
4.125% 06/01/27	2,000,000	1,677,840

	Par ($)	Value ($)
OR Columbia County
School District No. 502, Deferred Interest,
Series 1999,
Insured: FGIC:
(a) 06/01/13	1,685,000	1,358,683
(a) 06/01/14	1,025,000	781,747
OR Deschutes County
Administrative School District No. 1,
Series 2007,
Insured: FGIC
4.500% 06/15/20	5,000,000	4,886,550
OR Jackson County
School District No. 009,
Series 2005,
Insured: MBIA:
5.500% 06/15/20	1,000,000	1,075,440
5.500% 06/15/21	1,410,000	1,503,920
School District No. 6, Central Point,
Series 2000,
6.000% 06/15/09	1,090,000	1,136,096
OR Jefferson County
School District No. 509J, Madras School District,
Series 2002,
Insured: FGIC
5.250% 06/15/18	1,075,000	1,123,590
OR Josephine County
Unit School District, Three Rivers,
Series 2005,
Insured: FGIC:
5.000% 12/15/15	1,000,000	1,068,620
5.000% 12/15/16	1,000,000	1,062,260
OR Lane County
School District No. 19, Springfield:
Series 1997,
Insured: FGIC:
6.000% 10/15/12	1,740,000	1,935,907
6.000% 10/15/14	1,310,000	1,487,164
Series 2006,
Insured: FSA
(a) 06/15/25	5,160,000	1,851,202
School District No. 4J, Eugene,
Series 2002:
5.000% 07/01/12	1,000,000	1,069,410
5.250% 07/01/13	1,000,000	1,088,560

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 29, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Linn Benton Community College
Series 2001,
Insured: FGIC
(a) 06/15/13	1,000,000	826,020
Series 2002,
Insured: FGIC
(a) 06/15/14	1,000,000	788,890
OR Linn County
Community School District No. 9, Lebanon,
Series 2001,
Insured: FGIC
5.250% 06/15/15	305,000	324,898
OR Madras Aquatic Center District
Series 2005,
5.000% 06/01/22	1,695,000	1,666,083
OR Multnomah-Clackamas Counties
Centennial School District No. 28JT,
Series 2006,
Insured: AMBAC
(a) 06/01/16	2,260,000	1,507,171
OR Portland Limited Tax
Series 2001 B:
(a) 06/01/12	1,750,000	1,502,410
(a) 06/01/13	1,500,000	1,226,445
(a) 06/01/16	3,500,000	2,417,275
(a) 06/01/18	4,000,000	2,425,000
(a) 06/01/19	4,000,000	2,274,240
(a) 06/01/20	4,000,000	2,124,560
OR Portland
Series 2005,
5.000% 06/01/16	3,075,000	3,283,793
OR Tualatin Hills Park & Recreation District
Series 1998,
Insured: FGIC
5.750% 03/01/14	990,000	1,102,900
OR Washington & Clackamas Counties
Deferred Interest,
Series 1999 A,
(a) 06/01/10	1,520,000	1,398,993
School District No. 23J, Tigard:
Series 2000,
(a) 06/15/18	2,700,000	1,627,209
Series 2005,
Insured: MBIA
5.000% 06/15/21	6,575,000	6,692,955

	Par ($)	Value ($)
OR Washington, Clackamas & Yamhill Counties
School District No. 88J,
Series 2007 B,
Insured: MBIA
4.500% 06/15/23	8,125,000	7,529,519
OR Washington, Multnomah & Yamhill Counties
School District No. 1J:
Series 1998,
5.000% 11/01/13	1,100,000	1,188,110
Series 2006,
Insured: MBIA
(a) 06/15/25	4,065,000	1,416,896
OR Yamhill County
School District No. 029J,
Series 2005,
Insured: FGIC
5.500% 06/15/21	1,000,000	1,056,530
School District No. 40,
Series 1997,
Insured: FGIC
6.000% 06/01/09	500,000	521,005
Local General Obligations Total		80,320,997
Special Property Tax – 6.5%
OR Hood River Urban Renewal Agency
Series 1996,
6.250% 12/15/11	690,000	690,097
OR Lebanon Urban Renewal Agency
Series 2000:
5.750% 06/01/15	1,120,000	1,122,442
6.000% 06/01/20	1,580,000	1,583,097
OR Medford Urban Renewal
Series 1996,
5.875% 09/01/10	500,000	501,050
OR Portland Airport Way Urban Renewal & Redevelopment
Convention Center,
Series 2000 A,
Insured: AMBAC:
5.750% 06/15/17	1,500,000	1,584,150
5.750% 06/15/18	2,050,000	2,157,112
OR Portland River District Urban Renewal & Redevelopment
Series 2003 A,
Insured: AMBAC:
5.000% 06/15/17	1,500,000	1,552,890
5.000% 06/15/18	3,070,000	3,153,043
5.000% 06/15/20	2,000,000	2,022,080

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 29, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Portland Urban Renewal & Redevelopment
South Park Blocks,
Series 2000 A,
Insured: AMBAC:
5.750% 06/15/17	2,065,000	2,180,846
5.750% 06/15/19	2,580,000	2,714,805
OR Redmond Urban Renewal Agency
Downtown Area B,
Series 1999:
5.650% 06/01/13	720,000	722,916
5.850% 06/01/19	785,000	785,848
South Airport Industrial Area A,
Series 1999,
5.700% 06/01/19	650,000	637,793
OR Seaside Urban Renewal Agency
Greater Seaside Urban Renewal,
Series 2001,
5.250% 06/01/15	1,000,000	1,001,170
OR Veneta Urban Renewal Agency
Series 2001:
5.375% 02/15/16	700,000	707,847
5.625% 02/15/21	1,100,000	1,100,990
Special Property Tax Total		24,218,176
State Appropriated – 6.2%
OR Department of Administrative Services
Certificates of Participation:
Series 1999 A,
Insured: AMBAC:
5.000% 05/01/13	4,240,000	4,352,912
5.000% 05/01/14	1,000,000	1,026,630
Series 2002 B,
Insured: MBIA
5.250% 05/01/10	840,000	879,967
Series 2002 C,
Insured: MBIA:
5.250% 11/01/15	1,000,000	1,052,640
5.250% 11/01/17	5,000,000	5,263,200
Series 2002 E,
Insured: FSA
5.000% 11/01/13	1,470,000	1,562,066
Series 2007 A,
Insured FGIC:
5.000% 05/01/24	2,630,000	2,547,602
5.000% 05/01/25	2,780,000	2,680,448
5.000% 05/01/26	2,800,000	2,689,932

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
5.750% 08/01/27	750,000	783,750
State Appropriated Total		22,839,147
State General Obligations – 3.5%
OR Board of Higher Education
Deferred Interest,
Series 2001 A,
(a) 08/01/17	1,050,000	674,919
Series 1996 A,
(a) 08/01/14	490,000	377,761
Series 2001 A:
5.250% 08/01/14	255,000	269,581
5.250% 08/01/16	780,000	823,563
Series 2004 D,
5.000% 08/01/24	3,620,000	3,591,836
OR Elderly & Disabled Housing
Series 2001 B,
4.950% 08/01/20	985,000	989,265
OR State
Series 1980,
9.200% 10/01/08	385,000	400,100
Series 2002 A,
5.250% 10/15/15	1,735,000	1,858,705
OR Veterans Welfare
Series 1980,
8.000% 07/01/08	580,000	590,800
Series 2000 80A,
5.700% 10/01/32	1,415,000	1,428,754
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 2004 A,
5.000% 07/01/30	1,000,000	1,021,430
PR Commonwealth of Puerto Rico
Series 2006 A,
5.250% 07/01/23	1,000,000	947,460
State General Obligations Total		12,974,174
Tax-Backed Total		141,385,124
Transportation – 1.3%
Airports – 0.4%
OR Eugene Airport
Series 2000, AMT,
5.700% 05/01/08	515,000	516,890

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 29, 2008 (Unaudited)

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Port of Portland International Airport
Series 1998 12B,
Insured: FGIC
5.250% 07/01/12	1,000,000	1,025,180
Airports Total		1,542,070
Ports – 0.6%
OR Port of Morrow
Series 2007:
4.875% 06/01/20	750,000	698,453
5.000% 06/01/25	1,000,000	897,360
OR Port of St. Helens
Series 1999:
5.600% 08/01/14	315,000	314,814
5.750% 08/01/19	425,000	416,632
Ports Total		2,327,259
Transportation – 0.3%
OR Tri-County Metropolitan Transportation District
Series 2003 A,
5.000% 09/01/15	1,000,000	1,059,610
Transportation Total		1,059,610
Transportation Total		4,928,939
Utilities – 9.4%
Independent Power Producers – 0.9%
OR Western Generation Agency
Series 2006 A,
5.000% 01/01/21	3,000,000	2,638,470
Wauna Cogeneration Project,
Series 2006 A,
5.000% 01/01/20	1,000,000	892,680
Independent Power Producers Total		3,531,150
Investor Owned – 2.4%
OR Port of St. Helens Pollution Control
Portland General Electric Co.:
Series 1985 A,
4.800% 04/01/10	5,195,000	5,235,001
Series 1985 B,
4.800% 06/01/10	3,500,000	3,528,910
Investor Owned Total		8,763,911

	Par ($)	Value ($)
Municipal Electric – 3.4%
OR Emerald Peoples Utility District
Series 1996,
Insured: FGIC:
7.350% 11/01/10	2,160,000	2,393,734
7.350% 11/01/11	2,000,000	2,276,580
7.350% 11/01/12	2,490,000	2,895,073
7.350% 11/01/13	2,675,000	3,172,818
Series 2003 A,
Insured: FSA
5.250% 11/01/20	605,000	622,466
OR Eugene Electric Utilities System
Series 2001 B,
Insured: FSA
5.250% 08/01/13	1,040,000	1,099,467
Municipal Electric Total		12,460,138
Water & Sewer – 2.7%
OR Myrtle Point Water
Series 2000,
6.000% 12/01/20	510,000	520,894
OR Portland Water Systems Revenue
Series 2006 B,
5.000% 10/01/16	5,330,000	5,708,004
OR Sheridan Water
Series 1998,
5.350% 04/01/18	300,000	300,012
Series 2000:
6.200% 05/01/15	625,000	640,350
6.450% 05/01/20	520,000	530,925
OR Washington County Housing Authority
Clean Water Services Sewer,
Series 2004 Lien,
Insured: MBIA
5.000% 10/01/13	2,310,000	2,489,302
Water & Sewer Total		10,189,487
Utilities Total		34,944,686
Total Municipal Bonds (cost of $358,029,200)		359,700,929
	Shares
Investment Company – 0.4%
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 2.920%)	1,513,174	1,513,174
Total Investment Company (cost of $1,513,174)		1,513,174

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 29, 2008 (Unaudited)

Short-Term Obligations – 1.7%

	Par ($)	Value ($)
Variable Rate Demand Notes (d) – 1.7%
FL Orange County School Board
Series 2007 B,
Insured: FGIC,
SPA: JPMorgan Chase Bank
8.850% 08/01/32	600,000	600,000
Series 2007 C,
Insured: MBIA,
SPA: JPMorgan Chase Bank
4.850% 08/01/22	100,000	100,000
FL Pinellas County Health Facilities Authority
All Children's Hospital,
Series 1985,
Insured: AMBAC,
SPA: Wachovia Bank N.A.
6.400% 12/01/15	1,700,000	1,700,000
MO Development Finance Board
Nelson Gallery Foundation,
Series 2004 A,
SPA: JPMorgan Chase Bank
3.450% 12/01/33	600,000	600,000
MO Health & Educational Facilities Authority
SSM Health Care Corp.,
Series 2005 C-1,
Insured: FSA,
SPA: UBS AG
3.250% 06/01/19	700,000	700,000
St. Louis University,
Series 2005 A,
Insured: MBIA,
SPA: Bank of New York
6.350% 10/01/35	600,000	600,000
TX Bell County Health Facilities Development Corp.
Scott & White Memorial Hospital,
Series 2000 B-1,
SPA: Morgan Guaranty Trust
4.750% 08/15/29	300,000	300,000

	Par ($)	Value ($)
TX Harris County Health Facilities Development Corp.
Texas Children's Hospital,
Series 1999 B-1,
Insured: MBIA,
SPA: JPMorgan Chase Bank
6.000% 10/01/29	400,000	400,000
YMCA-Greater Houston Area,
Series 2002,
LOC: JPMorgan Chase Bank
3.500% 07/01/37	1,400,000	1,400,000
Variable Rate Demand Notes Total		6,400,000
Total Short-Term Obligations (cost of $6,400,000)		6,400,000
Total Investments – 99.0% (cost of $365,942,374) (e)		367,614,103
Other Assets & Liabilities, Net – 1.0%		3,471,488
Net Assets – 100.0%		371,085,591

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At February 29, 2008, the value of this security amounted to $3,196,929, which represents 0.9% of net assets.

Security	Acquisition Date	Acquisition Cost
OR Health, Housing, Educational & Cultural Facilities Authority, Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22	06/17/98	3,635,000

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at February 29, 2008.

(e)  Cost for federal income tax purposes is $365,752,811.

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

February 29, 2008 (Unaudited)

At February 29, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source	% of Net Assets
Tax-Backed	38.1
Other	28.8
Utilities	9.4
Health Care	8.5
Education	5.4
Housing	2.9
Other Revenue	2.0
Transportation	1.3
Industrial	0.5
96.9
Investment Company	0.4
Short-Term Obligations	1.7
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

IBC	Insured Bond Certificates

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Conservative High Yield Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes – 90.8%

	Par ($)	Value ($)
Basic Materials – 7.5%
Chemicals – 3.0%
Agricultural Chemicals – 0.7%
Mosaic Co.
7.875% 12/01/16 (a)	4,440,000	4,773,000
		4,773,000
Chemicals-Diversified – 1.6%
Huntsman International LLC
6.875% 11/15/13 (a)	1,975,000	2,878,414
7.875% 11/15/14	3,830,000	3,964,050
NOVA Chemicals Corp.
6.500% 01/15/12	3,610,000	3,384,375
		10,226,839
Chemicals-Specialty – 0.7%
Chemtura Corp.
6.875% 06/01/16	4,600,000	4,163,000
		4,163,000
Chemicals Total		19,162,839
Forest Products & Paper – 1.6%
Paper & Related Products – 1.6%
Cascades, Inc.
7.250% 02/15/13	3,920,000	3,547,600
Domtar Corp.
7.125% 08/15/15	3,840,000	3,609,600
Georgia-Pacific Corp.
8.000% 01/15/24	3,815,000	3,376,275
		10,533,475
Forest Products & Paper Total		10,533,475
Iron/Steel – 0.9%
Steel-Producers – 0.9%
Russel Metals, Inc.
6.375% 03/01/14	6,410,000	5,801,050
		5,801,050
Iron/Steel Total		5,801,050
Metals & Mining – 2.0%
Diversified Minerals – 0.8%
FMG Finance Ltd.
10.625% 09/01/16 (a)	4,885,000	5,544,475
		5,544,475
Metal-Diversified – 1.2%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	7,110,000	7,536,600
		7,536,600
Metals & Mining Total		13,081,075
Basic Materials Total		48,578,439

	Par ($)	Value ($)
Communications – 16.2%
Advertising – 0.2%
Advertising Services – 0.2%
Penton Media
5.372% 02/01/13	1,935,484	1,529,032
5.375% 02/01/13	49,516	39,118
		1,568,150
Advertising Total		1,568,150
Media – 7.9%
Broadcast Services/Programs – 0.6%
Liberty Media LLC
8.250% 02/01/30	4,745,000	3,953,638
		3,953,638
Cable TV – 4.4%
Charter Communications Holdings II LLC
10.250% 09/15/10	3,660,000	3,348,900
CSC Holdings, Inc.
7.625% 04/01/11	4,485,000	4,456,969
7.625% 07/15/18	1,725,000	1,578,375
DirecTV Holdings LLC
6.375% 06/15/15	6,005,000	5,569,638
8.375% 03/15/13	3,619,000	3,727,570
EchoStar DBS Corp.
6.625% 10/01/14	7,085,000	6,819,312
7.000% 10/01/13	3,000,000	2,955,000
		28,455,764
Multimedia – 1.6%
Lamar Media Corp.
7.250% 01/01/13	6,163,000	5,962,702
Quebecor Media, Inc.
7.750% 03/15/16	4,765,000	4,371,888
		10,334,590
Publishing-Periodicals – 0.8%
Idearc, Inc.
8.000% 11/15/16	3,190,000	1,882,100
R.H. Donnelley Corp.
8.875% 10/15/17 (a)	5,550,000	3,246,750
		5,128,850
Television – 0.5%
Univision
1.000% 09/29/14 (b)(c)	134,228	112,313
5.375% 09/29/14 (b)	107,383	89,850
5.494% 09/29/14 (b)	3,758,389	3,144,761
		3,346,924
Media Total		51,219,766

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Telecommunication Services – 8.1%
Cellular Telecommunications – 0.8%
Nextel Communications, Inc.
7.375% 08/01/15	6,295,000	4,878,625
		4,878,625
Satellite Telecommunications – 0.7%
Intelsat Bermuda Ltd.
9.250% 06/15/16	4,685,000	4,685,000
		4,685,000
Telecommunication Equipment – 0.8%
Lucent Technologies, Inc.
6.450% 03/15/29	7,325,000	5,493,750
		5,493,750
Telecommunication Services – 0.5%
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	3,090,000	3,090,000
		3,090,000
Telephone-Integrated – 5.3%
Cincinnati Bell, Inc.
7.000% 02/15/15	3,690,000	3,468,600
Citizens Communications Co.
7.875% 01/15/27	6,675,000	5,940,750
Qwest Corp.
7.500% 10/01/14	1,775,000	1,757,250
7.500% 06/15/23	4,510,000	4,137,925
8.875% 03/15/12	9,620,000	10,040,875
Windstream Corp.
7.000% 03/15/19	5,205,000	4,736,550
8.625% 08/01/16	4,425,000	4,502,438
		34,584,388
Telecommunication Services Total		52,731,763
Communications Total		105,519,679
Consumer Cyclical – 10.9%
Apparel – 0.5%
Apparel Manufacturers – 0.5%
Levi Strauss & Co.
9.750% 01/15/15	3,570,000	3,543,225
		3,543,225
Apparel Total		3,543,225
Auto Parts & Equipment – 1.5%
Auto/Truck Parts & Equipment-Original – 0.8%
ArvinMeritor, Inc.
8.125% 09/15/15	1,540,000	1,274,350
TRW Automotive, Inc.
7.000% 03/15/14 (a)	4,090,000	3,773,025
		5,047,375

	Par ($)	Value ($)
Auto/Truck Parts & Equipment-Replacement – 0.2%
Commercial Vehicle Group, Inc.
8.000% 07/01/13	1,365,000	1,112,475
		1,112,475
Rubber-Tires – 0.5%
Goodyear Tire & Rubber Co.
8.625% 12/01/11	1,055,000	1,097,200
9.000% 07/01/15	2,256,000	2,374,440
		3,471,640
Auto Parts & Equipment Total		9,631,490
Entertainment – 1.8%
Music – 0.9%
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (a)	4,115,000	3,621,200
WMG Acquisition Corp.
7.375% 04/15/14	2,775,000	2,192,250
		5,813,450
Racetracks – 0.9%
Speedway Motorsports, Inc.
6.750% 06/01/13	5,866,000	5,719,350
		5,719,350
Entertainment Total		11,532,800
Home Builders – 0.7%
Building-Residential/Commercial – 0.7%
KB Home
5.875% 01/15/15	5,425,000	4,794,344
		4,794,344
Home Builders Total		4,794,344
Home Furnishings – 0.4%
Home Furnishings – 0.4%
Sealy Mattress Co.
8.250% 06/15/14	2,590,000	2,356,900
		2,356,900
Home Furnishings Total		2,356,900
Leisure Time – 0.8%
Cruise Lines – 0.8%
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	5,610,000	5,349,780
		5,349,780
Leisure Time Total		5,349,780

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Lodging – 2.4%
Casino Hotels – 1.7%
Galaxy Entertainment Finance Co., Ltd.
9.875% 12/15/12 (a)	2,960,000	2,945,200
MGM Mirage
7.500% 06/01/16	5,335,000	4,961,550
Pinnacle Entertainment, Inc.
7.500% 06/15/15 (a)	2,030,000	1,563,100
Station Casinos, Inc.
6.875% 03/01/16	2,230,000	1,404,900
		10,874,750
Gambling (Non-Hotel) – 0.7%
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (a)	5,135,000	4,570,150
		4,570,150
Lodging Total		15,444,900
Retail – 2.2%
Retail-Apparel/Shoe – 0.5%
Phillips-Van Heusen Corp.
7.250% 02/15/11	3,455,000	3,472,275
		3,472,275
Retail-Automobiles – 0.3%
AutoNation, Inc.
6.258% 04/15/13 (d)	980,000	803,600
7.000% 04/15/14	1,635,000	1,487,850
		2,291,450
Retail-Convenience Store – 0.6%
Couche-Tard US LP
7.500% 12/15/13	3,650,000	3,631,750
		3,631,750
Retail-Propane Distributors – 0.8%
AmeriGas Partners LP
7.125% 05/20/16	4,380,000	4,270,500
Amerigas Partners LP
7.250% 05/20/15	795,000	783,075
		5,053,575
Retail Total		14,449,050
Textiles – 0.6%
Textile-Products – 0.6%
INVISTA
9.250% 05/01/12 (a)	3,745,000	3,833,944
		3,833,944
Textiles Total		3,833,944
Consumer Cyclical Total		70,936,433

	Par ($)	Value ($)
Consumer Non-Cyclical – 10.3%
Agriculture – 0.6%
Tobacco – 0.6%
Reynolds American, Inc.
7.625% 06/01/16	3,440,000	3,642,905
		3,642,905
Agriculture Total		3,642,905
Beverages – 1.0%
Beverages-Non-Alcoholic – 0.2%
Cott Beverages, Inc.
8.000% 12/15/11	1,310,000	1,074,200
		1,074,200
Beverages-Wine/Spirits – 0.8%
Constellation Brands, Inc.
8.125% 01/15/12	5,470,000	5,470,000
		5,470,000
Beverages Total		6,544,200
Biotechnology – 0.6%
Medical-Biomedical/Gene – 0.6%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	3,790,000	3,818,425
		3,818,425
Biotechnology Total		3,818,425
Commercial Services – 3.1%
Commercial Services – 0.6%
Iron Mountain, Inc.
7.750% 01/15/15	3,845,000	3,854,613
		3,854,613
Funeral Services & Related Items – 0.5%
Service Corp. International
6.750% 04/01/16	700,000	696,500
7.375% 10/01/14	2,750,000	2,805,000
		3,501,500
Non-Profit Charity – 0.7%
Seminole Indian Tribe of Florida
7.804% 10/01/20 (a)	4,105,000	4,215,383
		4,215,383
Private Corrections – 1.1%
Corrections Corp. of America
7.500% 05/01/11	7,225,000	7,369,500
		7,369,500
Rental Auto/Equipment – 0.2%
Ashtead Capital, Inc.
9.000% 08/15/16 (a)	1,250,000	1,031,250
		1,031,250
Commercial Services Total		19,972,246

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Food – 1.0%
Food-Dairy Products – 0.2%
Dean Foods Co.
7.000% 06/01/16	1,620,000	1,417,500
		1,417,500
Food-Meat Products – 0.5%
Smithfield Foods, Inc.
7.750% 07/01/17	3,490,000	3,315,500
		3,315,500
Food-Miscellaneous/Diversified – 0.3%
Del Monte Corp.
6.750% 02/15/15	1,935,000	1,838,250
		1,838,250
Food Total		6,571,250
Healthcare Services – 2.2%
Medical-Hospitals – 2.2%
HCA, Inc.
9.250% 11/15/16	3,850,000	3,946,250
PIK,
9.625% 11/15/16	10,350,000	10,686,375
		14,632,625
Healthcare Services Total		14,632,625
Household Products/Wares – 0.7%
Consumer Products-Miscellaneous – 0.7%
American Greetings Corp.
7.375% 06/01/16	2,965,000	2,927,937
Jarden Corp.
7.500% 05/01/17	2,075,000	1,818,219
		4,746,156
Household Products/Wares Total		4,746,156
Pharmaceuticals – 1.1%
Medical-Drugs – 0.5%
Elan Finance PLC
8.875% 12/01/13	3,285,000	3,104,325
		3,104,325
Pharmacy Services – 0.6%
Omnicare, Inc.
6.750% 12/15/13	4,380,000	3,898,200
		3,898,200
Pharmaceuticals Total		7,002,525
Consumer Non-Cyclical Total		66,930,332

	Par ($)	Value ($)
Energy – 13.2%
Coal – 2.6%
Coal – 2.6%
Arch Western Finance LLC
6.750% 07/01/13	5,850,000	5,762,250
Massey Energy Co.
6.875% 12/15/13	4,360,000	4,229,200
Peabody Energy Corp.
6.875% 03/15/13	6,885,000	7,014,094
		17,005,544
Coal Total		17,005,544
Oil & Gas – 6.6%
Oil & Gas Drilling – 0.8%
Pride International, Inc.
7.375% 07/15/14	4,930,000	5,127,200
		5,127,200
Oil Companies-Exploration & Production – 5.2%
Chesapeake Energy Corp.
6.375% 06/15/15	9,780,000	9,462,150
Cimarex Energy Co.
7.125% 05/01/17	2,730,000	2,675,400
Compton Petroleum Corp.
7.625% 12/01/13	3,850,000	3,580,500
Newfield Exploration Co.
6.625% 09/01/14	6,095,000	5,973,100
OPTI Canada, Inc.
8.250% 12/15/14 (a)	5,165,000	5,100,438
Quicksilver Resources, Inc.
7.125% 04/01/16	4,480,000	4,289,600
Southwestern Energy Co.
7.500% 02/01/18 (a)	2,600,000	2,678,000
		33,759,188
Oil Refining & Marketing – 0.6%
Tesoro Corp.
6.625% 11/01/15	4,080,000	3,855,600
		3,855,600
Oil & Gas Total		42,741,988
Oil, Gas & Consumable Fuels – 0.3%
Oil Companies-Exploration & Production – 0.3%
Pioneer Natural Resources Co.
5.875% 07/15/16	1,945,000	1,781,567
		1,781,567
Oil, Gas & Consumable Fuels Total		1,781,567

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Pipelines – 3.7%
Pipelines – 3.7%
Atlas Pipeline Partners LP
8.125% 12/15/15	3,700,000	3,644,500
Colorado Interstate Gas Co.
6.800% 11/15/15	1,910,000	2,011,255
El Paso Corp.
6.875% 06/15/14	1,750,000	1,789,475
El Paso Performance-Linked Trust
7.750% 07/15/11 (a)	6,175,000	6,405,469
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	4,200,000	3,906,000
MarkWest Energy Partners LP
6.875% 11/01/14	5,900,000	5,582,875
Williams Companies, Inc.
7.750% 06/15/31	755,000	814,456
		24,154,030
Pipelines Total		24,154,030
Energy Total		85,683,129
Financials – 5.1%
Capital Markets – 0.7%
Investment Management/Advisor Service – 0.7%
Nuveen Investments Bank Debt Term Loan
6.125% 11/15/14 (b)	1,760,259	1,627,140
7.830% 11/15/14 (b)	2,591,793	2,395,788
Nuveen Investments Bank Debt Term Loan 2
7.884% 11/15/14 (b)	647,948	598,947
		4,621,875
Capital Markets Total		4,621,875
Diversified Financial Services – 2.3%
Finance-Auto Loans – 0.9%
GMAC LLC
8.000% 11/01/31	7,510,000	5,677,500
		5,677,500
Finance-Investment Banker/Broker – 0.4%
E*Trade Financial Corp.
7.375% 09/15/13	3,185,000	2,436,525
		2,436,525
Investment Management/Advisor Service – 0.5%
LVB Acquisition Merger Sub, Inc.
PIK,
10.375% 10/15/17 (a)	3,610,000	3,682,200
		3,682,200

	Par ($)	Value ($)
Special Purpose Entity – 0.5%
Goldman Sachs Capital II
5.793% 12/29/49 (d)	4,060,000	3,033,673
		3,033,673
Diversified Financial Services Total		14,829,898
Insurance – 0.5%
Property/Casualty Insurance – 0.5%
Crum & Forster Holdings Corp.
7.750% 05/01/17	3,145,000	3,058,512
		3,058,512
Insurance Total		3,058,512
Real Estate Investment Trusts (REITs) – 1.6%
REITS-Hotels – 0.9%
Host Marriott LP
6.375% 03/15/15	5,985,000	5,595,975
6.750% 06/01/16	625,000	592,187
		6,188,162
REITS-Regional Malls – 0.7%
Rouse Co. LP/TRC Co-Issuer, Inc.
6.750% 05/01/13 (a)	5,095,000	4,454,508
		4,454,508
Real Estate Investment Trusts (REITs) Total		10,642,670
Financials Total		33,152,955
Industrials – 16.1%
Aerospace & Defense – 2.0%
Aerospace/Defense-Equipment – 0.7%
DRS Technologies, Inc.
6.625% 02/01/16	4,570,000	4,467,175
		4,467,175
Electronics-Military – 1.3%
L-3 Communications Corp.
5.875% 01/15/15	4,340,000	4,220,650
6.375% 10/15/15	4,550,000	4,515,875
		8,736,525
Aerospace & Defense Total		13,203,700
Electrical Components & Equipment – 1.1%
Wire & Cable Products – 1.1%
Belden, Inc.
7.000% 03/15/17	3,855,000	3,748,988
General Cable Corp.
7.104% 04/01/15 (d)	1,535,000	1,320,100
7.125% 04/01/17	1,870,000	1,795,200
		6,864,288
Electrical Components & Equipment Total		6,864,288

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Environmental Control – 1.8%
Non-Hazardous Waste Disposal – 1.8%
Allied Waste North America, Inc.
7.125% 05/15/16	11,950,000	11,800,625
		11,800,625
Environmental Control Total		11,800,625
Machinery-Construction & Mining – 0.6%
Machinery-Construction & Mining – 0.6%
Terex Corp.
8.000% 11/15/17	4,065,000	4,044,675
		4,044,675
Machinery-Construction & Mining Total		4,044,675
Machinery-Diversified – 1.6%
Machinery-General Industry – 1.6%
Manitowoc Co., Inc.
7.125% 11/01/13	5,315,000	5,168,837
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	5,565,000	5,481,525
		10,650,362
Machinery-Diversified Total		10,650,362
Miscellaneous Manufacturing – 2.1%
Diversified Manufacturing Operators – 1.6%
Bombardier, Inc.
6.300% 05/01/14 (a)	6,415,000	6,094,250
Koppers Holdings, Inc.
11/15/14 (e)
(9.875% 11/15/09)	980,000	833,000
Trinity Industries, Inc.
6.500% 03/15/14	3,385,000	3,283,450
		10,210,700
Miscellaneous Manufacturing – 0.5%
American Railcar Industries, Inc.
7.500% 03/01/14	3,335,000	3,051,525
		3,051,525
Miscellaneous Manufacturing Total		13,262,225
Packaging & Containers – 3.1%
Containers-Metal/Glass – 3.1%
Ball Corp.
6.875% 12/15/12	3,742,000	3,779,420
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	4,715,000	4,821,088
Owens-Illinois, Inc.
7.500% 05/15/10	6,565,000	6,712,712
Silgan Holdings, Inc.
6.750% 11/15/13	5,050,000	4,747,000
		20,060,220
Packaging & Containers Total		20,060,220

	Par ($)	Value ($)
Transportation – 3.8%
Transportation-Marine – 2.9%
Overseas Shipholding Group
8.250% 03/15/13	7,530,000	7,614,712
Stena AB
7.500% 11/01/13	4,930,000	4,849,888
Teekay Corp.
8.875% 07/15/11	6,296,000	6,705,240
		19,169,840
Transportation-Services – 0.9%
Bristow Group, Inc.
6.125% 06/15/13	2,305,000	2,212,800
7.500% 09/15/17 (a)	3,500,000	3,508,750
		5,721,550
Transportation Total		24,891,390
Industrials Total		104,777,485
Technology – 1.3%
Semiconductors – 1.3%
Electronic Components-Miscellaneous – 0.7%
Flextronics International Ltd.
7.394% 10/01/14 (b)	1,091,652	1,013,416
7.396% 10/01/14 (b)	70,614	65,553
7.455% 10/01/14 (b)	333,985	310,049
Flextronics Secondary Term Loan
7.394% 10/01/14 (b)	363,884	337,805
7.396% 10/01/14 (b)	23,538	21,851
7.455% 10/01/14 (b)	111,328	103,350
NXP BV/NXP Funding LLC
7.875% 10/15/14	3,080,000	2,802,800
		4,654,824
Electronic Components-Semiconductors – 0.6%
Freescale Semiconductor, Inc.
PIK,
9.125% 12/15/14	4,620,000	3,511,200
		3,511,200
Semiconductors Total		8,166,024
Technology Total		8,166,024
Utilities – 10.2%
Electric – 10.2%
Electric-Generation – 5.8%
AES Corp.
7.750% 03/01/14	11,825,000	11,972,813
8.000% 10/15/17	3,135,000	3,197,700

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

February 29, 2008 (Unaudited)

Corporate Fixed-Income Bonds & Notes (continued)

	Par ($)	Value ($)
Edison Mission Energy
7.000% 05/15/17	11,040,000	10,846,800
Intergen NV
9.000% 06/30/17 (a)	7,010,000	7,325,450
Texas Comp Electric
PIK,
6.596% 10/10/14 (b)	3,533,333	3,221,358
Texas Comp Electric II
6.478% 10/10/14 (b)	1,028,096	935,535
		37,501,656
Electric-Integrated – 0.9%
CMS Energy Corp.
6.875% 12/15/15	2,640,000	2,686,461
Texas Utilities Corp.
6.596% 10/10/14 (b)	3,418,571	3,118,021
		5,804,482
Independent Power Producer – 3.5%
Dynegy Holdings, Inc.
7.125% 05/15/18	4,175,000	3,757,500
7.750% 06/01/19	1,805,000	1,678,650
Mirant North America LLC
7.375% 12/31/13	6,510,000	6,534,412
NRG Energy, Inc.
7.250% 02/01/14	2,545,000	2,484,556
7.375% 02/01/16	2,750,000	2,650,313
7.375% 01/15/17	1,735,000	1,669,938
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (a)	4,495,000	4,354,531
		23,129,900
Electric Total		66,436,038
Utilities Total		66,436,038
Total Corporate Fixed-Income Bonds & Notes (cost of $619,842,568)		590,180,514
Municipal Bonds – 0.5%
Virginia – 0.5%
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46	3,660,000	3,311,641
Virginia Total		3,311,641
Total Municipal Bonds (cost of $3,659,636)		3,311,641

Short-Term Obligation – 4.7%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 2.920%, collateralized by a U.S. Government Agency Obligation maturing 02/13/17, market value of $30,663,575 (repurchase proceeds $30,069,315)	30,062,000	30,062,000
Total Short-Term Obligation (cost of $30,062,000)		30,062,000
Total Investments – 96.0% (cost of $653,564,204) (f)		623,554,155
Other Assets & Liabilities, Net – 4.0%		26,277,412
Net Assets – 100.0%		649,831,567

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2008, these securities, which are not illiquid, amounted to $85,599,487, which represents 13.2% of net assets.

(b)  Loan participation agreement.

(c)  Security purchased on a delayed delivery basis.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at February 29, 2008.

(e)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid.

(f)  Cost for federal income tax purposes is $655,357,138.

At February 29, 2008, the asset allocation of the Fund is as follows:

Asset Allocation	% of Net Assets
Communications	16.2
Industrials	16.1
Energy	13.2
Consumer Cyclical	10.9
Consumer Non-Cyclical	10.3
Utilities	10.2
Basic Materials	7.5
Financials	5.1
Technology	1.3
Municipal Bond	0.5
91.3
Short-Term Obligation	4.7
Other Assets & Liabilities, Net	4.0
100.0

At February 29, 2008, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized (Depreciation)
EUR	$2,996,134	$2,908,583	03/25/08	$(87,551)

Acronym	Name
EUR	Euro

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Funds
February 29, 2008 (Unaudited)

	($)	($)	($)	($)	($)
	International Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund I	Real Estate Equity Fund	Technology Fund
Assets
Investments, at identified cost	993,185,603	1,229,025,737	259,101,028	224,369,136	364,102,987
Investments, at value	1,114,669,778	1,397,312,128	280,215,209	275,021,194	369,157,435
Cash	402	184	304	736	722,240
Foreign currency (cost of $480,937, $—, $—, $—, $—, $—, $—, $—, and $—, respectively)	482,126	—	—	—	—
Unrealized appreciation on foreign forward currency contracts	13,053,475	—	—	—	—
Receivable for:
Investments sold	4,045,572	10,466,103	5,129,269	3,279,980	16,033,151
Investments sold on a delayed delivery basis	—	—	—	—	—
Capital stock sold	1,619,719	902,747	2,172,918	383,544	1,067,630
Interest	275	2,316	1,006	680	381
Dividends	1,192,962	869,271	98,507	53,642	112,134
Foreign tax reclaims	501,408	—	—	—	—
Expense reimbursement due from investment advisor	—	—	—	—	—
Trustees' deferred compensation plan	128,679	69,605	21,014	39,994	15,628
Other assets	33,793	39,462	6,003	10,588	7,207
Total Assets	1,135,728,189	1,409,661,816	287,644,230	278,790,358	387,115,806
Liabilities
Unrealized depreciation on foreign forward currency contracts	17,708,894	—	—	—	—
Payable for:
Investments purchased	5,083,319	10,471,640	11,815,692	574,252	8,001,855
Investments purchased on a delayed delivery basis	—	—	—	—	—
Capital stock redeemed	1,575,155	3,322,604	1,952,894	—	2,527,660
Distributions	—	—	—	—	—
Investment advisory fee	735,047	860,140	186,642	170,305	260,291
Administration fee	—	—	—	—	—
Transfer agent fee	136,209	142,969	84,776	252,900	93,681
Pricing and bookkeeping fees	14,184	12,956	6,704	15,646	1,682
Trustees' fees	583	72,507	893	1,372	9
Audit fee	23,631	21,363	20,401	17,060	23,688
Distribution and service fees	86,845	39,913	8,954	14,830	74,663
Custody fee	80,084	1,490	767	11,137	27
Reports to shareholders	162,706	109,483	28,395	62,371	56,500
Chief compliance officer expenses	193	200	90	155	17
Trustees' deferred compensation plan	128,679	69,605	21,014	39,994	15,628
Other liabilities	81,182	61,652	10,311	37,406	8,391
Total Liabilities	25,816,711	15,186,522	14,137,533	1,197,428	11,064,092
Net Assets	1,109,911,478	1,394,475,294	273,506,697	277,592,930	376,051,714
Net Assets Consist of
Paid-in capital	1,043,009,453	1,221,394,308	261,185,334	202,543,122	402,765,471
Undistributed (Overdistributed) net investment income	(15,469,563)	(1,730,338)	—	5,129,914	—
Accumulated net investment loss	—	—	(796,327)	—	(1,521,681)
Accumulated net realized gain (loss)	(34,566,826)	6,524,933	(7,996,491)	19,267,951	(30,246,524)
Unrealized appreciation (depreciation) on:
Investments	121,484,175	168,286,391	21,114,181	50,652,058	5,054,448
Foreign currency translations	(4,545,761)	—	—	(115)	—
Net Assets	1,109,911,478	1,394,475,294	273,506,697	277,592,930	376,051,714

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Strategic Investor Fund	Balanced Fund	Oregon Intermediate Municipal Bond Fund	Conservative High Yield Fund
Assets
Investments, at identified cost	951,875,344	187,534,197	365,942,374	653,564,204
Investments, at value	1,114,847,824	201,962,932	367,614,103	623,554,155
Cash	170	715	1,131	9,585
Foreign currency (cost of $480,937, $—, $—, $—, $—, $—, $—, $—, and $—, respectively)	—	—	—	—
Unrealized appreciation on foreign forward currency contracts	—	—	—	—
Receivable for:
Investments sold	4,435,995	1,548,992	—	11,178,517
Investments sold on a delayed delivery basis	—	—	—	7,448,175
Capital stock sold	533,121	136,663	203,505	590,341
Interest	329	646,197	4,323,340	12,914,962
Dividends	1,237,241	223,917	—	—
Foreign tax reclaims	816	—	—	—
Expense reimbursement due from investment advisor	84,451	—	40,679	—
Trustees' deferred compensation plan	87,769	22,671	27,259	64,273
Other assets	65,278	5,243	9,262	19,811
Total Assets	1,121,292,994	204,547,330	372,219,279	655,779,819
Liabilities
Unrealized depreciation on foreign forward currency contracts	—	—	—	87,551
Payable for:
Investments purchased	905,508	1,446,912	—	—
Investments purchased on a delayed delivery basis	—	—	—	127,684
Capital stock redeemed	772,369	81,631	484,608	2,679,073
Distributions	—	—	337,771	2,027,134
Investment advisory fee	507,631	81,387	151,643	316,837
Administration fee	132,242	—	—	—
Transfer agent fee	423,828	67,604	48,761	306,411
Pricing and bookkeeping fees	12,461	12,480	12,371	17,337
Trustees' fees	1,132	7	481	2
Audit fee	15,665	31,751	26,010	35,334
Distribution and service fees	116,558	9,828	4,683	76,156
Custody fee	1,755	1,953	1,503	2,788
Reports to shareholders	234,080	40,834	15,087	142,228
Chief compliance officer expenses	183	15	110	23
Trustees' deferred compensation plan	87,769	22,671	27,259	64,273
Other liabilities	38,897	20,955	23,401	65,421
Total Liabilities	3,250,078	1,818,028	1,133,688	5,948,252
Net Assets	1,118,042,916	202,729,302	371,085,591	649,831,567
Net Assets Consist of
Paid-in capital	1,003,147,170	185,021,795	369,680,906	743,902,662
Undistributed (Overdistributed) net investment income	(371,472)	773,794	149,882	(3,016,726)
Accumulated net investment loss	—	—	—	—
Accumulated net realized gain (loss)	(47,699,370)	2,504,978	(416,926)	(60,958,731)
Unrealized appreciation (depreciation) on:
Investments	162,972,480	14,428,735	1,671,729	(30,010,049)
Foreign currency translations	(5,892)	—	—	(85,589)
Net Assets	1,118,042,916	202,729,302	371,085,591	649,831,567

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Columbia Funds
February 29, 2008 (Unaudited)

	International Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund I	Real Estate Equity Fund	Technology Fund
Class A
Net assets	$259,025,911	$52,561,855	$24,796,367	$18,976,937	$143,834,574
Shares outstanding	16,533,405	2,267,359	947,330	1,510,298	14,831,966
Net asset value per share (a)(b)	$15.67	$23.18	$26.18	$12.57	$9.70
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$16.63	$24.59	$27.78	$13.34	$10.29
Class B
Net assets	$19,461,942	$17,036,498	$1,739,257	$7,221,105	$10,974,723
Shares outstanding	1,275,136	768,811	67,234	574,679	1,167,478
Net asset value and offering price per share (a)(b)	$15.26	$22.16	$25.87	$12.57	$9.40
Class C
Net assets	$24,235,998	$11,342,745	$3,890,249	$6,134,065	$46,992,390
Shares outstanding	1,580,006	510,478	150,508	489,231	4,987,184
Net asset value and offering price per share (a)(b)	$15.34	$22.22	$25.85	$12.54	$9.42
Class R
Net assets	—	$875,948	—	—	—
Shares outstanding	—	37,983	—	—	—
Net asset value and offering price per share	—	$23.06	—	—	—
Class T
Net assets	—	$27,115,643	—	—	—
Shares outstanding	—	1,168,625	—	—	—
Net asset value per share (a)	—	$23.20	—	—	—
Maximum sales charge	—	5.75%	—	—	—
Maximum offering price per share (c)	—	$24.62	—	—	—
Class Z
Net assets	$807,187,627	$1,285,542,605	$243,080,824	$245,260,823	$174,250,027
Shares outstanding	51,111,482	54,469,464	9,244,140	19,483,033	17,740,099
Net asset value and offering price per share (b)	$15.79	$23.60	$26.30	$12.59	$9.82

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Strategic Investor Fund	Balanced Fund	Oregon Intermediate Municipal Bond Fund	Conservative High Yield Fund
Class A
Net assets	$236,159,491	$8,223,772	$5,220,002	$81,070,998
Shares outstanding	12,764,527	337,405	441,831	10,385,646
Net asset value per share (a)(b)	$18.50	$24.37	$11.81	$7.81
Maximum sales charge	5.75%	5.75%	3.25%	4.75%
Maximum offering price per share (c)	$19.63	$25.86	$12.21	$8.20
Class B
Net assets	$47,242,030	$7,064,775	$760,910	$43,422,374
Shares outstanding	2,625,921	290,407	64,405	5,562,630
Net asset value and offering price per share (a)(b)	$17.99	$24.33	$11.81	$7.81
Class C
Net assets	$38,604,004	$2,597,872	$5,907,073	$25,932,015
Shares outstanding	2,144,909	106,774	499,985	3,322,030
Net asset value and offering price per share (a)(b)	$18.00	$24.33	$11.81	$7.81
Class R
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value and offering price per share	—	—	—	—
Class T
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value per share (a)	—	—	—	—
Maximum sales charge	—	—	—	—
Maximum offering price per share (c)	—	—	—	—
Class Z
Net assets	$796,037,391	$184,842,883	$359,197,606	$499,406,180
Shares outstanding	42,963,741	7,588,631	30,403,129	63,977,144
Net asset value and offering price per share (b)	$18.53	$24.36	$11.81	$7.81

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Funds
For the Six Months Ended February 29, 2008 (Unaudited)

	($)	($)	($)	($)	($)
	International Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund I	Real Estate Equity Fund	Technology Fund
Investment Income
Dividends	11,165,338	4,830,110	477,323	9,036,542	784,392
Interest	186,981	865,025	313,231	142,186	351,241
Foreign taxes withheld	(769,221)	(10,211)	—	(9,376)	(7,764)
Total Income	10,583,098	5,684,924	790,554	9,169,352	1,127,869
Expenses
Investment advisory fee	5,347,794	5,908,427	1,171,147	1,301,344	1,713,385
Administration fee	—	—	—	—	—
Distribution fee:
Class B	97,828	71,929	5,956	32,554	45,342
Class C	103,247	38,086	11,649	28,171	187,524
Class R	—	2,339	—	—	—
Service fee:
Class A	357,471	67,479	28,784	29,337	185,885
Class B	32,609	23,976	1,985	10,851	15,114
Class C	34,416	12,695	3,883	9,391	62,278
Shareholder services fee - Class T	—	44,430	—	—	—
Transfer agent fee	1,079,123	746,031	153,699	331,677	204,137
Pricing and bookkeeping fees	80,217	76,730	44,658	56,528	48,126
Trustees' fees	49,645	54,393	15,902	23,425	15,102
Custody fee	277,627	22,578	10,763	12,183	13,019
Chief compliance officer expenses	523	562	313	377	374
Other expenses	337,836	303,303	121,729	175,578	149,534
Expenses before interest expense	7,798,336	7,372,958	1,570,468	2,011,416	2,639,820
Interest expense	2,128	391	—	1,427	—
Total Expenses	7,800,464	7,373,349	1,570,468	2,012,843	2,639,820
Expenses waived/reimbursed by investment advisor	—	—	—	—	—
Fees waived by distributor - Class C	—	—	—	—	—
Fees waived by transfer agent	(646,083)	—	—	—	—
Expense reductions	(99)	(1,072)	(1,503)	(1,566)	(2,046)
Net Expenses	7,154,282	7,372,277	1,568,965	2,011,277	2,637,774
Net Investment Income (Loss)	3,428,816	(1,687,353)	(778,411)	7,158,075	(1,509,905)

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Strategic Investor Fund	Balanced Fund	Oregon Intermediate Municipal Bond Fund	Conservative High Yield Fund
Investment Income
Dividends	8,233,012	1,019,421	—	—
Interest	203,961	2,254,828	8,697,481	28,229,541
Foreign taxes withheld	(30,034)	—	—	—
Total Income	8,406,939	3,274,249	8,697,481	28,229,541
Expenses
Investment advisory fee	3,426,230	530,366	942,364	2,149,717
Administration fee	887,637	—	—	—
Distribution fee:
Class B	198,976	26,513	3,088	178,944
Class C	161,684	7,748	10,540	112,320
Class R	—	—	—	—
Service fee:
Class A	322,136	9,121	5,952	117,184
Class B	66,325	8,838	1,029	59,648
Class C	53,895	2,574	3,513	37,432
Shareholder services fee - Class T	—	—	—	—
Transfer agent fee	1,468,951	118,102	62,485	607,255
Pricing and bookkeeping fees	79,955	50,969	63,374	85,212
Trustees' fees	45,054	13,254	19,558	29,479
Custody fee	32,239	8,369	6,820	13,020
Chief compliance officer expenses	497	224	344	361
Other expenses	237,300	119,100	102,700	261,874
Expenses before interest expense	6,980,879	895,178	1,221,767	3,652,446
Interest expense	—	—	—	—
Total Expenses	6,980,879	895,178	1,221,767	3,652,446
Expenses waived/reimbursed by investment advisor	(360,463)	—	(170,341)	—
Fees waived by distributor - Class C	—	—	(4,918)	(22,431)
Fees waived by transfer agent	—	—	—	—
Expense reductions	(1,774)	(412)	(826)	(8,565)
Net Expenses	6,618,642	894,766	1,045,682	3,621,450
Net Investment Income (Loss)	1,788,297	2,379,483	7,651,799	24,608,091

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Columbia Funds
For the Six Months Ended February 29, 2008 (Unaudited)

	($)	($)	($)	($)	($)
	International Stock Fund	Mid Cap Growth Fund	Small Cap Growth Fund I	Real Estate Equity Fund	Technology Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options
Net realized gain (loss) on:
Investments	42,819,192	59,593,832	(898,157)	28,871,383	(19,876,246)
Foreign currency transactions	(331,144)	(174,236)	(12,072)	—	(7,607)
Futures contracts	—	—	—	—	—
Written options	325,202	(1,351,666)	57,473	(583)	—
Net realized gain (loss)	42,813,250	58,067,930	(852,756)	28,870,800	(19,883,853)
Net change in unrealized depreciation on:
Investments	(143,083,629)	(93,450,917)	(19,922,900)	(85,117,132)	(42,751,629)
Foreign currency translations	(3,422,309)	(97)	(331)	(115)	—
Written options	(36,581)	—	—	—	—
Net change in net unrealized depreciation	(146,542,519)	(93,451,014)	(19,923,231)	(85,117,247)	(42,751,629)
Net Loss	(103,729,269)	(35,383,084)	(20,775,987)	(56,246,447)	(62,635,482)
Net Increase (Decrease) Resulting from Operations	(100,300,453)	(37,070,437)	(21,554,398)	(49,088,372)	(64,145,387)

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Strategic Investor Fund	Balanced Fund	Oregon Intermediate Municipal Bond Fund	Conservative High Yield Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options
Net realized gain (loss) on:
Investments	(19,289,126)	3,380,311	41,747	(24,113,460)
Foreign currency transactions	(84,678)	—	—	(238,341)
Futures contracts	—	—	(386,474)	—
Written options	—	—	—	—
Net realized gain (loss)	(19,373,804)	3,380,311	(344,727)	(24,351,801)
Net change in unrealized depreciation on:
Investments	(33,540,000)	(5,130,051)	(6,127,053)	(2,669,208)
Foreign currency translations	(8,777)	—	—	(42,094)
Written options	—	—	—	—
Net change in net unrealized depreciation	(33,548,777)	(5,130,051)	(6,127,053)	(2,711,302)
Net Loss	(52,922,581)	(1,749,740)	(6,471,780)	(27,063,103)
Net Increase (Decrease) Resulting from Operations	(51,134,284)	629,743	1,180,019	(2,455,012)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Funds

Increase (Decrease) in Net Assets	International Stock Fund		Mid Cap Growth Fund
	(Unaudited) Six Months Ended February 29, 2008 ($)	Year Ended August 31, 2007 ($)(a)(b)	(Unaudited) Six Months Ended February 29, 2008 ($)	Year Ended August 31, 2007 ($)(a)(b)
Operations
Net investment income (loss)	3,428,816	20,267,711	(1,687,353)	2,629,277
Net realized gain on investments, foreign currency transactions and written options	42,813,250	185,935,833	58,067,930	227,507,381
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(146,542,519)	32,098,355	(93,451,014)	60,530,572
Net increase (decrease) resulting from operations	(100,300,453)	238,301,899	(37,070,437)	290,667,230
Distributions to Shareholders
From net investment income:
Class A	(9,433,234)	(4,133,168)	—	—
Class B	(672,118)	(281,059)	—	—
Class C	(704,613)	(205,677)	—	—
Class D	—	(5,637)	—	—
Class G	—	(6,342)	—	—
Class Z	(34,647,077)	(17,299,002)	—	(2,454,592)
From net realized gains:
Class A	(32,176,830)	(28,240,926)	(7,449,915)	(2,635,416)
Class B	(2,998,328)	(3,899,155)	(2,671,575)	(1,228,935)
Class C	(3,138,414)	(2,862,620)	(1,418,104)	(347,303)
Class D	—	(78,464)	—	(24,153)
Class G	—	(82,635)	—	(29,379)
Class R	—	—	(125,445)	(4,303)
Class T	—	—	(4,023,386)	(1,593,876)
Class Z	(109,632,234)	(101,049,927)	(198,592,082)	(78,975,335)
Total Distributions to Shareholders	(193,402,848)	(158,144,612)	(214,280,507)	(87,293,292)
Net Capital Share Transactions	36,175,161	(68,281,430)	85,606,859	499,062,394
Redemption Fees	9,050	9,577	—	—
Net increase (decrease) in net assets	(257,519,090)	11,885,434	(165,744,085)	702,436,332
Net Assets
Beginning of period	1,367,430,568	1,355,545,134	1,560,219,379	857,783,047
End of period	1,109,911,478	1,367,430,568	1,394,475,294	1,560,219,379
Undistributed (Overdistributed) net investment income, at end of period	(15,469,563)	26,558,663	(1,730,338)	(42,985)
Accumulated net investment loss, at end of period	—	—	—	—

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

(b)  Class G shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Small Cap Growth Fund I		Real Estate Equity Fund
	(Unaudited) Six Months Ended February 29, 2008 ($)	Year Ended August 31, 2007 ($)	(Unaudited) Six Months Ended February 29, 2008 ($)	Year Ended August 31, 2007 ($)(a)
Operations
Net investment income (loss)	(778,411)	(1,348,803)	7,158,075	6,385,027
Net realized gain on investments, foreign currency transactions and written options	(852,756)	31,857,429	28,870,800	239,570,282
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(19,923,231)	12,844,199	(85,117,247)	(216,587,464)
Net increase (decrease) resulting from operations	(21,554,398)	43,352,825	(49,088,372)	29,367,845
Distributions to Shareholders
From net investment income:
Class A	—	—	(117,354)	(547,791)
Class B	—	—	(24,168)	(55,195)
Class C	—	—	(21,240)	(25,792)
Class D	—	—	—	(13,665)
Class G	—	—	—	—
Class Z	—	(9,836)	(1,840,518)	(7,967,611)
From net realized gains:
Class A	(2,852,443)	(1,159,610)	(6,836,746)	(15,301,339)
Class B	(179,710)	(95,854)	(2,729,659)	(4,443,972)
Class C	(349,059)	(120,634)	(2,355,225)	(2,158,908)
Class D	—	—	—	(1,106,924)
Class G	—	—	—	—
Class R	—	—	—	—
Class T	—	—	—	—
Class Z	(28,831,033)	(29,494,728)	(93,028,654)	(189,312,650)
Total Distributions to Shareholders	(32,212,245)	(30,880,662)	(106,953,564)	(220,933,847)
Net Capital Share Transactions	84,398,891	33,125,648	7,252,344	(28,060,250)
Redemption Fees	—	—	—	—
Net increase (decrease) in net assets	30,632,248	45,597,811	(148,789,592)	(219,626,252)
Net Assets
Beginning of period	242,874,449	197,276,638	426,382,522	646,008,774
End of period	273,506,697	242,874,449	277,592,930	426,382,522
Undistributed (Overdistributed) net investment income, at end of period	—	—	5,129,914	(24,881)
Accumulated net investment loss, at end of period	(796,327)	(17,916)	—	—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued) – Columbia Funds

Increase (Decrease) in Net Assets	Technology Fund		Strategic Investor Fund		Balanced Fund
	(Unaudited) Six Months Ended February 29, 2008 ($)	Year Ended August 31, 2007 ($)(a)	(Unaudited) Six Months Ended February 29, 2008 ($)	Year Ended August 31, 2007 ($)(a)	(Unaudited) Six Months Ended February 29, 2008 ($)	Year Ended August 31, 2007 ($)(a)
Operations
Net investment income (loss)	(1,509,905)	(2,243,079)	1,788,297	5,650,893	2,379,483	4,837,077
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(19,883,853)	19,712,614	(19,373,804)	144,223,543	3,380,311	18,226,159
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(42,751,629)	32,381,837	(33,548,777)	34,086,561	(5,130,051)	3,989,036
Net increase resulting from operations	(64,145,387)	49,851,372	(51,134,284)	183,960,997	629,743	27,052,272
Distributions to Shareholders
From net investment income:
Class A	—	—	(773,953)	(877,469)	(78,385)	(102,893)
Class B	—	—	—	—	(52,639)	(90,688)
Class C	—	—	—	—	(14,494)	(19,483)
Class D	—	—	—	—	—	(2,889)
Class Z	—	—	(4,693,688)	(2,645,242)	(2,463,437)	(4,784,102)
From net realized gains:
Class A	(8,117,517)	—	(25,957,055)	(21,385,015)	(42,359)	—
Class B	(572,580)	—	(5,475,296)	(6,587,216)	(41,396)	—
Class C	(2,475,187)	—	(4,398,032)	(5,582,554)	(11,431)	—
Class D	—	—	—	(55,652)	—	—
Class Z	(10,480,381)	—	(86,866,170)	(23,718,387)	(1,153,447)	—
Total Distributions to Shareholders	(21,645,665)	—	(128,164,194)	(60,851,535)	(3,857,588)	(5,000,055)
Net Capital Share Transactions	167,977,593	68,384,627	83,808,538	645,437,908	(6,080,680)	(49,788,148)
Net increase (decrease) in net assets	82,186,541	118,235,999	(95,489,940)	768,547,370	(9,308,525)	(27,735,931)
Net Assets
Beginning of period	293,865,173	175,629,174	1,213,532,856	444,985,486	212,037,827	239,773,758
End of period	376,051,714	293,865,173	1,118,042,916	1,213,532,856	202,729,302	212,037,827
Undistributed (overdistributed) net investment income, at end of period	—	—	(371,472)	3,307,872	773,794	1,003,266
Accumulated net investment loss, at end of period	(1,521,681)	(11,776)	—	—	—	—

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Oregon Intermediate Municipal Bond Fund		Conservative High Yield Fund
	(Unaudited) Six Months Ended February 29, 2008 ($)(a)	Year Ended August 31, 2007 ($)	(Unaudited) Six Months Ended February 29, 2008 ($)(a)	Year Ended August 31, 2007 ($)
Operations
Net investment income (loss)	7,651,799	15,362,072	24,608,091	61,177,246
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(344,727)	785,591	(24,351,801)	(1,470,192)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(6,127,053)	(7,940,175)	(2,711,302)	(7,705,474)
Net increase resulting from operations	1,180,019	8,207,488	(2,455,012)	52,001,580
Distributions to Shareholders
From net investment income:
Class A	(90,191)	(228,907)	(3,123,503)	(8,822,616)
Class B	(12,602)	(25,930)	(1,413,836)	(3,440,134)
Class C	(46,015)	(24,106)	(911,303)	(719,020)
Class D	—	(16,764)	—	(1,702,096)
Class Z	(7,491,425)	(15,039,476)	(19,531,906)	(48,825,293)
From net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class Z	—	—	—	—
Total Distributions to Shareholders	(7,640,233)	(15,335,183)	(24,980,548)	(63,509,159)
Net Capital Share Transactions	1,796,214	(6,444,965)	(124,920,847)	(273,578,305)
Net increase (decrease) in net assets	(4,664,000)	(13,572,660)	(152,356,407)	(285,085,884)
Net Assets
Beginning of period	375,749,591	389,322,251	802,187,974	1,087,273,858
End of period	371,085,591	375,749,591	649,831,567	802,187,974
Undistributed (overdistributed) net investment income, at end of period	149,882	138,316	—	—
Accumulated net investment loss, at end of period	—	—	(3,016,726)	(2,644,269)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	International Stock Fund
	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	661,764	11,857,253	1,204,071	23,667,863
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	2,202,909	37,096,981	1,559,040	28,733,119
Redemptions	(1,243,654)	(22,586,722)	(2,532,806)	(49,784,100)
Net Increase	1,621,019	26,367,512	230,305	2,616,882
Class B
Subscriptions	41,423	723,519	132,548	2,536,426
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	185,295	3,044,391	196,840	3,550,989
Redemptions	(494,028)	(8,460,620)	(1,096,694)	(21,048,203)
Net Increase (Decrease)	(267,310)	(4,692,710)	(767,306)	(14,960,788)
Class C
Subscriptions	63,732	1,096,758	148,773	2,873,726
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	179,201	2,958,614	131,938	2,390,724
Redemptions	(158,590)	(2,844,300)	(287,397)	(5,509,015)
Net Increase (Decrease)	84,343	1,211,072	(6,686)	(244,565)
Class D
Subscriptions	—	—	877	16,884
Distributions reinvested	—	—	4,585	83,352
Redemptions	—	—	(46,660)	(934,418)
Net Decrease	—	—	(41,198)	(834,182)
Class G
Subscriptions	—	—	1,934	37,101
Distributions reinvested	—	—	4,932	88,927
Redemptions	—	—	(72,798)	(1,407,621)
Net Decrease	—	—	(65,932)	(1,281,593)
Class R
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net Increase	—	—	—	—
Class T
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net Increase (Decrease)	—	—	—	—
Class Z
Subscriptions	2,466,098	43,947,638	3,018,443	59,462,899
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	3,044,744	51,669,244	2,297,138	42,611,910
Redemptions	(4,732,110)	(82,327,595)	(7,851,117)	(155,651,993)
Net Increase (Decrease)	778,732	13,289,287	(2,535,536)	(53,577,184)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

(b)  Class G shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Mid Cap Growth Fund
	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	442,339	11,896,200	322,756	8,472,714
Proceeds received in connection with merger	—	—	1,305,055	31,735,751
Distributions reinvested	263,684	6,958,614	97,217	2,445,994
Redemptions	(242,139)	(6,290,810)	(448,578)	(11,756,287)
Net Increase	463,884	12,564,004	1,276,450	30,898,172
Class B
Subscriptions	41,560	1,051,640	38,357	974,624
Proceeds received in connection with merger	—	—	583,144	13,770,140
Distributions reinvested	97,190	2,456,004	46,417	1,130,266
Redemptions	(105,421)	(2,651,112)	(251,908)	(6,384,625)
Net Increase (Decrease)	33,329	856,532	416,010	9,490,405
Class C
Subscriptions	197,920	5,053,424	155,749	3,992,578
Proceeds received in connection with merger	—	—	106,084	2,510,529
Distributions reinvested	44,557	1,128,627	10,692	260,879
Redemptions	(42,453)	(1,001,996)	(67,108)	(1,687,202)
Net Increase (Decrease)	200,024	5,180,055	205,417	5,076,784
Class D
Subscriptions	—	—	1,061	27,869
Distributions reinvested	—	—	935	22,786
Redemptions	—	—	(18,393)	(492,651)
Net Decrease	—	—	(16,397)	(441,996)
Class G
Subscriptions	—	—	327	8,222
Distributions reinvested	—	—	1,210	29,379
Redemptions	—	—	(27,029)	(706,119)
Net Decrease	—	—	(25,492)	(668,518)
Class R
Subscriptions	8,558	210,938	34,368	934,032
Distributions reinvested	4,120	108,221	172	4,306
Redemptions	(7,854)	(192,900)	(3,767)	(100,826)
Net Increase	4,824	126,259	30,773	837,512
Class T
Subscriptions	4,088	111,267	33,118	892,561
Distributions reinvested	149,423	3,947,763	62,131	1,565,081
Redemptions	(48,441)	(1,275,223)	(158,964)	(4,125,345)
Net Increase (Decrease)	105,070	2,783,807	(63,715)	(1,667,703)
Class Z
Subscriptions	3,179,512	83,997,182	4,928,984	131,062,300
Proceeds received in connection with merger	—	—	21,863,586	538,983,176
Distributions reinvested	4,848,079	130,170,927	2,072,444	52,847,304
Redemptions	(5,564,351)	(150,071,907)	(10,009,473)	(267,355,042)
Net Increase (Decrease)	2,463,240	64,096,202	18,855,541	455,537,738

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Small Cap Growth Fund I
	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	484,385	14,700,639	533,293	16,437,732
Distributions reinvested	88,853	2,726,015	37,391	1,067,138
Redemptions	(207,565)	(5,869,532)	(82,643)	(2,526,761)
Net Increase (Decrease)	365,673	11,557,122	488,041	14,978,109
Class B
Subscriptions	29,210	877,696	24,551	751,318
Distributions reinvested	5,795	176,045	3,326	94,120
Redemptions	(7,886)	(226,810)	(5,057)	(153,661)
Net Increase	27,119	826,931	22,820	691,777
Class C
Subscriptions	75,810	2,233,238	65,016	1,972,580
Distributions reinvested	11,411	346,671	4,165	117,868
Redemptions	(10,411)	(283,558)	(9,636)	(283,702)
Net Increase	76,810	2,296,351	59,545	1,806,746
Class D
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net Decrease	—	—	—	—
Class Z
Subscriptions	2,504,684	74,963,576	1,962,106	60,044,663
Distributions reinvested	733,603	22,602,322	889,648	25,479,466
Redemptions	(928,128)	(27,847,411)	(2,290,415)	(69,875,113)
Net Increase (Decrease)	2,310,159	69,718,487	561,339	15,649,016

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Real Estate Equity Fund
	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	272,053	3,849,811	463,576	12,338,183
Distributions reinvested	445,417	6,604,084	599,605	15,050,716
Redemptions	(706,368)	(12,147,649)	(1,101,008)	(26,256,248)
Net Increase (Decrease)	11,102	(1,693,754)	(37,827)	1,132,651
Class B
Subscriptions	57,612	1,131,222	106,638	2,792,149
Distributions reinvested	162,898	2,412,547	154,449	3,890,251
Redemptions	(111,402)	(1,831,319)	(253,009)	(6,178,329)
Net Increase	109,108	1,712,450	8,078	504,071
Class C
Subscriptions	65,524	1,200,680	249,185	5,802,528
Distributions reinvested	149,727	2,212,860	80,271	2,003,135
Redemptions	(124,702)	(1,959,605)	(119,556)	(2,761,528)
Net Increase	90,549	1,453,935	209,900	5,044,135
Class D
Subscriptions	—	—	2,762	67,636
Distributions reinvested	—	—	37,396	949,522
Redemptions	—	—	(164,986)	(3,731,933)
Net Decrease	—	—	(124,828)	(2,714,775)
Class Z
Subscriptions	2,427,660	33,148,221	2,743,632	73,846,632
Distributions reinvested	4,698,917	69,789,353	5,814,667	146,616,512
Redemptions	(5,837,464)	(97,157,861)	(10,259,942)	(252,489,476)
Net Increase (Decrease)	1,289,113	5,779,713	(1,701,643)	(32,026,332)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Technology Fund
	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	7,618,530	90,528,503	7,069,432	75,031,287
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	524,210	6,306,247	—	—
Redemptions	(2,737,160)	(30,062,938)	(5,786,054)	(60,799,434)
Net Increase	5,405,580	66,771,812	1,283,378	14,231,853
Class B
Subscriptions	324,838	3,709,959	361,118	3,694,119
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	40,768	476,170	—	—
Redemptions	(138,945)	(1,519,340)	(280,078)	(2,854,306)
Net Increase	226,661	2,666,789	81,040	839,813
Class C
Subscriptions	2,329,289	27,467,854	1,963,704	20,169,153
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	115,830	1,356,366	—	—
Redemptions	(680,763)	(7,284,979)	(1,045,622)	(10,773,554)
Net Increase (Decrease)	1,764,356	21,539,241	918,082	9,395,599
Class D
Subscriptions	—	—	21	217
Distributions reinvested	—	—	—	—
Redemptions		—	(2,809)	(31,424)
Net Decrease	—	—	(2,788)	(31,207)
Class Z
Subscriptions	8,237,063	99,963,715	8,108,585	85,781,059
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	795,555	9,689,861	—	—
Redemptions	(2,962,964)	(32,653,825)	(3,941,346)	(41,832,490)
Net Increase	6,069,654	76,999,751	4,167,239	43,948,569

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Strategic Investor Fund
	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	834,227	17,303,394	1,375,556	28,280,490
Proceeds received in connection with merger	—	—	4,450,342	82,357,510
Distributions reinvested	1,207,017	25,419,786	1,124,512	21,007,498
Redemptions	(1,183,723)	(24,651,489)	(3,064,581)	(62,574,912)
Net Increase	857,521	18,071,691	3,885,829	69,070,586
Class B
Subscriptions	96,241	1,900,262	176,240	3,505,965
Proceeds received in connection with merger	—	—	250,517	4,551,995
Distributions reinvested	246,493	5,055,566	329,685	6,035,882
Redemptions	(291,799)	(5,895,734)	(653,349)	(13,069,497)
Net Increase	50,935	1,060,094	103,093	1,024,345
Class C
Subscriptions	142,048	2,838,013	299,146	5,979,580
Proceeds received in connection with merger	—	—	50,148	911,399
Distributions reinvested	190,803	3,915,276	268,370	4,915,740
Redemptions	(319,146)	(6,600,741)	(594,217)	(11,879,800)
Net Increase (Decrease)	13,705	152,548	23,447	(73,081)
Class D
Subscriptions	—	—	325	6,302
Distributions reinvested	—	—	2,697	49,352
Redemptions	—	—	(23,738)	(501,988)
Net Decrease	—	—	(20,716)	(446,334)
Class Z
Subscriptions	1,485,554	31,034,930	2,573,463	52,576,443
Proceeds received in connection with merger	—	—	34,148,204	632,523,647
Distributions reinvested	4,275,497	90,127,476	1,364,380	25,644,886
Redemptions	(2,701,319)	(56,638,201)	(6,593,538)	(134,882,584)
Net Increase	3,059,732	64,524,205	31,492,509	575,862,392

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Balanced Fund
	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	94,569	2,367,794	110,270	2,681,094
Distributions reinvested	4,015	103,405	3,676	88,051
Redemptions	(26,906)	(678,102)	(32,003)	(776,233)
Net Increase (Decrease)	71,678	1,793,097	81,943	1,992,912
Class B
Subscriptions	43,316	1,079,495	52,608	1,272,939
Distributions reinvested	3,265	84,114	3,353	79,857
Redemptions	(37,448)	(943,286)	(95,621)	(2,302,938)
Net Increase (Decrease)	9,133	220,323	(39,660)	(950,142)
Class C
Subscriptions	44,586	1,100,982	32,183	779,452
Distributions reinvested	828	21,322	652	15,544
Redemptions	(14,931)	(370,209)	(22,864)	(550,355)
Net Increase	30,483	752,095	9,971	244,641
Class D
Subscriptions	—	—	3	70
Distributions reinvested	—	—	107	2,548
Redemptions	—	—	(10,740)	(265,417)
Net Decrease	—	—	(10,630)	(262,799)
Class Z
Subscriptions	237,766	5,968,317	444,096	10,710,536
Distributions reinvested	137,133	3,526,919	196,343	4,672,323
Redemptions	(728,859)	(18,341,431)	(2,775,314)	(66,195,619)
Net Decrease	(353,960)	(8,846,195)	(2,134,875)	(50,812,760)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Oregon Intermediate Municipal Bond Fund
	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	116,456	1,429,756	43,446	525,544
Distributions reinvested	4,254	51,439	7,435	90,639
Redemptions	(138,123)	(1,670,131)	(123,096)	(1,495,102)
Net Increase (Decrease)	(17,413)	(188,936)	(72,215)	(878,919)
Class B
Subscriptions	3,310	39,802	1,921	23,528
Distributions reinvested	683	8,259	1,382	16,844
Redemptions	(9,628)	(116,884)	(7,814)	(95,751)
Net Increase (Decrease)	(5,635)	(68,823)	(4,511)	(55,379)
Class C
Subscriptions	417,900	5,074,419	48,928	590,399
Distributions reinvested	1,656	20,012	1,504	18,314
Redemptions	(10,822)	(131,652)	(9,491)	(114,092)
Net Increase	408,734	4,962,779	40,941	494,621
Class D
Subscriptions	—	—	—	—
Distributions reinvested	—	—	758	9,260
Redemptions	—	—	(52,569)	(634,043)
Net Decrease	—	—	(51,811)	(624,783)
Class Z
Subscriptions	1,295,520	15,772,470	2,417,758	29,487,660
Distributions reinvested	460,205	5,570,659	913,001	11,128,157
Redemptions	(1,996,531)	(24,251,935)	(3,778,908)	(45,996,322)
Net Decrease	(240,806)	(2,908,806)	(448,149)	(5,380,505)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Conservative High Yield Fund
	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	799,007	6,491,232	1,220,391	10,240,281
Distributions reinvested	335,214	2,708,527	927,200	7,765,153
Redemptions	(3,521,228)	(28,492,809)	(9,989,565)	(83,827,891)
Net Decrease	(2,387,007)	(19,293,050)	(7,841,974)	(65,822,457)
Class B
Subscriptions	68,918	554,033	168,514	1,415,018
Distributions reinvested	123,763	999,593	286,174	2,395,502
Redemptions	(855,492)	(6,881,812)	(2,312,398)	(19,381,646)
Net Decrease	(662,811)	(5,328,186)	(1,857,710)	(15,571,126)
Class C
Subscriptions	36,165	293,220	3,187,235	25,874,771
Distributions reinvested	74,367	600,767	54,238	452,036
Redemptions	(933,242)	(7,559,563)	(505,039)	(4,215,649)
Net Increase (Decrease)	(822,710)	(6,665,576)	2,736,434	22,111,158
Class D
Subscriptions	—	—	20,719	174,982
Distributions reinvested	—	—	124,498	1,044,851
Redemptions	—	—	(4,537,960)	(37,216,842)
Net Decrease	—	—	(4,392,743)	(35,997,009)
Class Z
Subscriptions	4,133,401	33,447,087	10,706,285	89,841,124
Distributions reinvested	824,452	6,661,051	1,881,496	15,747,576
Redemptions	(16,578,891)	(133,742,173)	(33,893,132)	(283,887,571)
Net Decrease	(11,621,038)	(93,634,035)	(21,305,351)	(178,298,871)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class A Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$19.93		$18.89		$15.76		$13.04		$11.34		$10.05		$10.04
Income from Investment Operations:
Net investment income (loss) (c)	0.03		0.26		0.26		0.25		0.01		0.04		(0.02)
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(1.44)		3.04		3.17		2.47		1.69		1.25		0.03
Total from investment operations	(1.41)		3.30		3.43		2.72		1.70		1.29		0.01
Less Distributions to Shareholders:
From net investment income	(0.64)		(0.29)		(0.13)		—	(d)	—		—		—
From net realized gains	(2.21)		(1.97)		(0.17)		—		—		—		—
Total distributions to shareholders	(2.85)		(2.26)		(0.30)		—	(d)	—		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—		—
Net Asset Value, End of Period	$15.67		$19.93		$18.89		$15.76		$13.04		$11.34		$10.05
Total return (e)	(8.06	)%(f)(g)	18.46	%(f)(h)	21.98	%(f)	20.89	%(f)	14.99	%(f)	12.84	%(g)	0.10	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.26	%(j)	1.24%		1.19%		1.25%		1.72%		1.90	%(j)	1.86	%(j)
Interest expense	—	%(j)(k)	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	1.26	%(j)	1.24%		1.19%		1.25%		1.72%		1.90	%(j)	1.86	%(j)
Waiver/Reimbursement	0.10	%(j)	0.10%		0.08%		0.09%		0.09%		—		—
Net investment income (loss) (i)	0.37	%(j)	1.33%		1.49%		1.71%		0.10%		0.61	%(j)	(0.39	)%(j)
Portfolio turnover rate	32	%(g)	65%		95%		66%		90%		43	%(g)	96%
Net assets, end of period (000's)	$259,026		$297,149		$277,295		$71,270		$24,119		$21,664		$20,178

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class B Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$19.40		$18.44		$15.37		$12.81		$11.23		$10.02		$10.04
Income from Investment Operations:
Net investment income (loss) (c)	(0.03)		0.09		0.11		0.07		(0.09)		(0.03)		(0.05)
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(1.41)		2.99		3.14		2.49		1.67		1.24		0.03
Total from investment operations	(1.44)		3.08		3.25		2.56		1.58		1.21		(0.02)
Less Distributions to Shareholders:
From net investment income	(0.49)		(0.15)		(0.01)		—		—		—		—
From net realized gains	(2.21)		(1.97)		(0.17)		—		—		—		—
Total distributions to shareholders	(2.70)		(2.12)		(0.18)		—		—		—		—
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—		—
Net Asset Value, End of Period	$15.26		$19.40		$18.44		$15.37		$12.81		$11.23		$10.02
Total return (e)(f)	(8.41	)%(g)	17.54	%(h)	21.30%		19.98%		14.07%		12.08	%(g)	(0.20	)%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	2.01	%(j)	1.99%		1.94%		2.01%		2.50%		2.98	%(j)	3.64	%(j)
Interest expense	—	%(j)(k)	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	2.01	%(j)	1.99%		1.94%		2.01%		2.50%		2.98	%(j)	3.64	%(j)
Waiver/Reimbursement	0.10	%(j)	0.10%		0.08%		0.10%		0.18%		0.11	%(j)	0.11	%(j)
Net investment income (loss) (i)	(0.36	)%(j)	0.49%		0.62%		0.47%		(0.69)%		(0.47	)%(j)	(2.17	)%(j)
Portfolio turnover rate	32	%(g)	65%		95%		66%		90%		43	%(g)	96%
Net assets, end of period (000's)	$19,462		$29,925		$42,585		$12,026		$10,221		$10,316		$10,920

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,	Year Ended August 31,			Period Ended August 31,
Class C Shares	2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$19.49	$18.51	$15.43	$12.86	$12.27
Income from Investment Operations:
Net investment income (loss) (b)	(0.03)	0.11	0.13	0.07	(0.01)
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(1.42)	2.99	3.13	2.50	0.60
Total from investment operations	(1.45)	3.10	3.26	2.57	0.59
Less Distributions to Shareholders:
From net investment income	(0.49)	(0.15)	(0.01)	—	—
From net realized gains	(2.21)	(1.97)	(0.17)	—	—
Total distributions to shareholders	(2.70)	(2.12)	(0.18)	—	—
Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—	—	—	—	—

Net Asset Value, End of Period	$15.34	$19.49	$18.51	$15.43	$12.86

Total return (d)(e)	(8.42	)%(f)	17.59	%(g)	21.28%		19.98%	4.81	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.01	%(i)	1.99%		1.94%		2.01%	2.11	%(i)
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	—
Net expenses (h)	2.01	%(i)	1.99%		1.94%		2.01%	2.11	%(i)
Waiver/Reimbursement	0.10	%(i)	0.10%		0.08%		0.10%	0.35	%(i)
Net investment income (loss) (h)	(0.37	)%(i)	0.57%		0.75%		0.46%	(0.05	)%(i)
Portfolio turnover rate	32	%(f)	65%		95%		66%	90%
Net assets, end of period (000's)	$24,236		$29,144		$27,806		$904	$632

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Year Ended December 31,
Class Z Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$20.09		$19.03		$15.85		$13.14		$11.40		$10.05		$12.03
Income from Investment Operations:
Net investment income (loss) (c)	0.06		0.31		0.29		0.25		0.11		0.07		— (d)
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(1.46)		3.06		3.23		2.53		1.67		1.27		(1.94)
Total from investment operations	(1.40)		3.37		3.52		2.78		1.78		1.34		(1.94)
Less Distributions to Shareholders:
From net investment income	(0.69)		(0.34)		(0.17)		(0.07)		(0.04)		—		(0.01)
From net realized gains	(2.21)		(1.97)		(0.17)		—		—		—		—
Return of capital	—		—		—		—		—		—		(0.03)
Total distributions to shareholders	(2.90)		(2.31)		(0.34)		(0.07)		(0.04)		—		(0.04)
Redemption Fees:
Redemption fees added to paid-in-capital	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	—	(c)(d)	0.01	(c)	—
Net Asset Value, End of Period	$15.79		$20.09		$19.03		$15.85		$13.14		$11.40		$10.05
Total return (e)(f)	(7.96	)%(g)	18.73	%(h)	22.45%		21.20%		15.65%		13.43	%(g)	(16.10)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.01	%(j)	0.99%		0.94%		1.00%		1.10%		1.47	%(j)	1.49%
Interest expense	—	%(j)(k)	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	1.01	%(j)	0.99%		0.94%		1.00%		1.10%		1.47	%(j)	1.49%
Waiver/Reimbursement	0.10	%(j)	0.10%		0.08%		0.10%		0.18%		0.12	%(j)	0.12%
Net investment income (loss) (i)	0.63	%(j)	1.55%		1.63%		1.71%		0.81%		1.03	%(j)	(0.02)%
Portfolio turnover rate	32	%(g)	65%		95%		66%		90%		43	%(g)	96%
Net assets, end of period (000's)	$807,188		$1,011,212		$1,005,878		$964,495		$558,082		$248,718		$143,332

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class A Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$27.51		$24.01		$22.16		$16.99		$18.09		$14.77		$15.15
Income from Investment Operations:
Net investment loss (c)	(0.06)		(0.01	)(d)	(0.10)		(0.15)		(0.23)		(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.41)		4.97		2.26		5.32		(0.87)		3.46		(0.36)
Total from investment operations	(0.47)		4.96		2.16		5.17		(1.10)		3.32		(0.38)
Less Distributions to Shareholders:
From net realized gains	(3.86)		(1.46)		(0.31)		—		—		—		—
Net Asset Value, End of Period	$23.18		$27.51		$24.01		$22.16		$16.99		$18.09		$14.77
Total return (e)	(3.42	)%(f)	21.24%		9.76	%(g)	30.43	%(g)	(6.08	)%(g)	22.48	%(f)(g)	(2.51	)%(f)(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.16	%(i)	1.17%		1.21%		1.23%		1.53%		1.60	%(i)	1.49	%(i)
Interest expense	—	%(i)(j)	—	%(j)	—		—	%(j)	—		—		—
Net expenses (h)	1.16	%(i)	1.17%		1.21%		1.23%		1.53%		1.60	%(i)	1.49	%(i)
Waiver/Reimbursement	—		—		0.01%		0.05%		0.02%		0.01	%(i)	0.01	%(i)
Net investment loss (h)	(0.43	)%(i)	(0.05)%		(0.43)%		(0.76)%		(1.21)%		(1.31	)%(i)	(1.22	)%(i)
Portfolio turnover rate	86	%(f)	171%		67%		104%		139%		78	%(f)	88%
Net assets, end of period (000's)	$52,562		$49,614		$12,654		$6,078		$4,432		$4,525		$1,180

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class B Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$26.47		$23.32		$21.69		$16.75		$17.98		$14.76		$15.15
Income from Investment Operations:
Net investment loss (c)	(0.15)		(0.20	)(d)	(0.28)		(0.30)		(0.36)		(0.22)		(0.04)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.38)		4.81		2.22		5.24		(0.87)		3.44		(0.35)
Total from investment operations	(0.53)		4.61		1.94		4.94		(1.23)		3.22		(0.39)
Less Distributions to Shareholders:
From net realized gains	(3.78)		(1.46)		(0.31)		—		—		—		—
Net Asset Value, End of Period	$22.16		$26.47		$23.32		$21.69		$16.75		$17.98		$14.76
Total return (e)	(3.75	)%(f)	20.33%		8.95	%(g)	29.49	%(g)	(6.84	)%(g)	21.82	%(f)(g)	(2.57	)%(f)(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.91	%(i)	1.92%		1.96%		1.98%		2.29%		2.36	%(i)	2.32	%(i)
Interest expense	—	%(i)(j)	—	%(j)	—		—	%(j)	—		—		—
Net expenses (h)	1.91	%(i)	1.92%		1.96%		1.98%		2.29%		2.36	%(i)	2.32	%(i)
Waiver/Reimbursement	—		—		0.01%		0.05%		0.10%		0.12	%(i)	0.12	%(i)
Net investment loss (h)	(1.19	)%(i)	(0.79)%		(1.19)%		(1.51)%		(1.97)%		(2.06	)%(i)	(2.05	)%(i)
Portfolio turnover rate	86	%(f)	171%		67%		104%		139%		78	%(f)	88%
Net assets, end of period (000's)	$17,036		$19,472		$7,452		$6,377		$5,079		$4,242		$3,383

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,						Period Ended August 31,
Class C Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$26.53		$23.37		$21.74		$16.79		$17.88
Income from Investment Operations:
Net investment loss (b)	(0.15)		(0.21	)(c)	(0.28)		(0.30)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.38)		4.83		2.22		5.25		(0.79)
Total from investment operations	(0.53)		4.62		1.94		4.95		(1.09)
Less Distributions to Shareholders:
From net realized gains	(3.78)		(1.46)		(0.31)		—		—
Net Asset Value, End of Period	$22.22		$26.53		$23.37		$21.74		$16.79
Total return (d)	(3.73	)%(e)	20.33%		8.93	%(f)	29.48	%(f)	(6.10	)%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.91	%(h)	1.92%		1.96%		1.98%		2.18	%(h)
Interest expense	—	%(h)(i)	—	%(i)	—		—	%(i)	—
Net expenses (g)	1.91	%(h)	1.92%		1.96%		1.98%		2.18	%(h)
Waiver/Reimbursement	—		—		0.01%		0.05%		0.08	%(h)
Net investment loss (g)	(1.18	)%(h)	(0.81)%		(1.16)%		(1.52)%		(1.83	)%(h)
Portfolio turnover rate	86	%(e)	171%		67%		104%		139%
Net assets, end of period (000's)	$11,343		$8,237		$2,454		$674		$501

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,		Period Ended August 31,
Class R Shares	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$27.39		$23.97		$24.44
Income from Investment Operations:
Net investment loss (b)	(0.09)		(0.15	)(c)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.41)		5.03		(0.37)
Total from investment operations	(0.50)		4.88		(0.47)
Less Distributions to Shareholders:
From net realized gains	(3.83)		(1.46)		—
Net Asset Value, End of Period	$23.06		$27.39		$23.97
Total return (d)	(3.52	)%(e)	20.93%		(1.92	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.41	%(g)	1.42%		1.47	%(g)
Interest expense	—	%(g)(h)	—	%(h)	—
Net expenses (f)	1.41	%(g)	1.42%		1.47	%(g)
Net investment loss (f)	(0.68	)%(g)	(0.57)%		(0.66	)%(g)
Portfolio turnover rate	86	%(e)	171%		67%
Net assets, end of period (000's)	$876		$908		$57

(a)  Class R shares were initially offered on January 23, 2006. Total return reflects activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class T Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$27.53		$24.04		$22.20		$17.03		$18.12		$14.79		$15.15
Income from Investment Operations:
Net investment loss (c)	(0.06)		(0.03	)(d)	(0.12)		(0.16)		(0.22)		(0.12)		(0.02)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.42)		4.98		2.27		5.33		(0.87)		3.45		(0.34)
Total from investment operations	(0.48)		4.95		2.15		5.17		(1.09)		3.33		(0.36)
Less Distributions to Shareholders:
From net realized gains	(3.85)		(1.46)		(0.31)		—		—		—		—
Net Asset Value, End of Period	$23.20		$27.53		$24.04		$22.20		$17.03		$18.12		$14.79
Total return (e)	(3.44	)%(f)	21.17%		9.70	%(g)	30.36	%(g)	(6.02	)%(g)	22.52	%(f)	(2.38	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.21	%(i)	1.22%		1.26%		1.28%		1.50%		1.46	%(i)	1.45	%(i)
Interest expense	—	%(i)(j)	—	%(j)	—		—	%(j)	—		—		—
Net expenses (h)	1.21	%(i)	1.22%		1.26%		1.28%		1.50%		1.46	%(i)	1.45	%(i)
Waiver/Reimbursement	—		—		0.01%		0.05%		0.01%		—		—
Net investment loss (h)	(0.48	)%(i)	(0.10)%		(0.50)%		(0.82)%		(1.19)%		(1.16	)%(i)	(1.18	)%(i)
Portfolio turnover rate	86	%(f)	171%		67%		104%		139%		78	%(f)	88%
Net assets, end of period (000's)	$27,116		$29,282		$27,101		$27,969		$25,236		$29,920		$25,966

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no initial sale charge or contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Year Ended December 31,
Class Z Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$27.93		$24.35		$22.41		$17.14		$18.17		$14.79		$19.60
Income from Investment Operations:
Net investment income (loss) (c)	(0.02)		0.05	(d)	(0.05)		(0.10)		(0.14)		(0.08)		(0.13)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.43)		5.04		2.30		5.37		(0.89)		3.46		(4.68)
Total from investment operations	(0.45)		5.09		2.25		5.27		(1.03)		3.38		(4.81)
Less Distributions to Shareholders:
From net investment income	—		(0.05)		—		—		—		—		—
From net realized gains	(3.88)		(1.46)		(0.31)		—		—		—		—
Total distributions to shareholders	(3.88)		(1.51)		(0.31)		—		—		—		—
Net Asset Value, End of Period	$23.60		$27.93		$24.35		$22.41		$17.14		$18.17		$14.79
Total return (e)	(3.28	)%(f)	21.49%		10.06	%(g)	30.75	%(g)	(5.67	)%(g)	22.85	%(f)(g)	(24.54	)%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.91	%(i)	0.92%		0.96%		0.98%		1.07%		1.09	%(i)	1.12%
Interest expense	—	%(i)(j)	—	%(j)	—		—	%(j)	—		—		—
Net expenses (h)	0.91	%(i)	0.92%		0.96%		0.98%		1.07%		1.09	%(i)	1.12%
Waiver/Reimbursement	—		—		0.01%		0.05%		0.05%		0.05	%(i)	0.05%
Net investment income (loss) (h)	(0.18	)%(i)	0.20%		(0.20)%		(0.52)%		(0.75)%		(0.80	)%(i)	(0.85)%
Portfolio turnover rate	86	%(f)	171%		67%		104%		139%		78	%(f)	88%
Net assets, end of period (000's)	$1,285,543		$1,452,707		$807,089		$799,505		$825,988		$998,943		$807,342

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

Class A Shares	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$31.69		$30.29		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.12)		(0.25)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(1.59)		6.38		4.01
Total from investment operations	(1.71)		6.13		3.71
Less Distributions to Shareholders:
From net realized gains	(3.80)		(4.73)		(0.89)
Net Asset Value, End of Period	$26.18		$31.69		$30.29
Total return (c)	(7.15	)%(d)	21.96%		13.73	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.38	%(f)	1.40%		1.46	%(f)
Interest expense	—		—	%(g)	—	%(f)(g)
Net expenses (e)	1.38	%(f)	1.40%		1.46	%(f)
Net investment loss (e)	(0.78	)%(f)	(0.82)%		(1.15	)%(f)
Portfolio turnover rate	102	%(d)	151%		109%
Net assets, end of period (000's)	$24,796		$18,430		$2,836

(a)  Class A shares were initially offered November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

Class B Shares	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$31.26		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.23)		(0.48)		(0.50)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(1.60)		6.33		4.06
Total from investment operations	(1.83)		5.85		3.56
Less Distributions to Shareholders:
From net realized gains	(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$25.87		$31.26		$30.14
Total return (c)	(7.53	)%(d)	21.05%		13.17	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	2.13	%(f)	2.15%		2.21	%(f)
Interest expenses	—		—	%(g)	—	%(f)(g)
Net expenses (e)	2.13	%(f)	2.15%		2.21	%(f)
Net investment loss (e)	(1.53	)%(f)	(1.57)%		(1.92	)%(f)
Portfolio turnover rate	102	%(d)	151%		109%
Net assets, end of period (000's)	$1,739		$1,254		$521

(a)  Class B shares were initially offered November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

Class C Shares	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31, 2007		Period Ended August 31, 2006 (a)
Net Asset Value, Beginning of Period	$31.25		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.23)		(0.48)		(0.49)
Net realized and unrealized gain (loss) on investments and foreign currency and written options	(1.61)		6.32		4.05
Total from investment operations	(1.84)		5.84		3.56
Less Distributions to Shareholders:
From net realized gains	(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$25.85		$31.25		$30.14
Total return (c)	(7.58	)%(d)	21.02%		13.17	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	2.13	%(f)	2.15%		2.21	%(f)
Interest expense	—		—	%(g)	—	%(f)(g)
Net expenses (e)	2.13	%(f)	2.15%		2.21	%(f)
Net investment loss (e)	(1.52	)%(f)	(1.56)%		(1.92	)%(f)
Portfolio turnover rate	102	%(d)	151%		109%
Net assets, end of period (000's)	$3,890		$2,303		$427

(a)  Class C shares were initially offered November 1, 2005.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Annualized.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,							Period Ended August 31,		Year Ended December 31,
Class Z Shares	2008		2007		2006		2005		2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$31.86		$30.36		$27.80		$21.32		$21.62	$16.30		$22.20
Income from Investment Operations:
Net investment loss (c)	(0.08)		(0.18)		(0.29)		(0.24)		(0.24)	(0.13)		(0.17)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(1.60)		6.41		3.74		6.72		(0.06)	5.45		(5.73)
Total from investment operations	(1.68)		6.23		3.45		6.48		(0.30)	5.32		(5.90)
Less Distributions to Shareholders:
From net investment income	—		—	(d)	—		—		—	—		—
From net realized gains	(3.88)		(4.73)		(0.89)		—		—	—		—
Total distributions to shareholders	(3.88)		(4.73)		(0.89)		—		—	—		—
Net Asset Value, End of Period	$26.30		$31.86		$30.36		$27.80		$21.32	$21.62		$16.30
Total return (e)	(7.06	)%(h)	22.28%		12.64	%(f)	30.39	% (g)	(1.39)%	32.64	%(h)	(26.58)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.13	%(j)	1.15%		1.20%		1.16%		1.18%	1.28	%(j)	1.24%
Interest expense	—		—	%(k)	—	%(k)	—	%(k)	—	—		—
Net expenses (i)	1.13	%(j)	1.15%		1.20%		1.16%		1.18%	1.28	%(j)	1.24%
Waiver/Reimbursement	—		—		—	%(k)	—		—	—		—
Net investment loss (i)	(0.54	)%(j)	(0.59)%		(0.96)%		(0.99)%		(1.01)%	(1.09	)%(j)	(0.90)%
Portfolio turnover rate	102	%(h)	151%		109%		114%		118%	79	%(h)	109%
Net assets, end of period (000's)	$243,081		$220,887		$193,493		$214,659		$543,016	$637,616		$493,031

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(g)  Total return includes a reimbursement of loss experienced by the Fund due to compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class A Shares	2008		2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$20.72		$29.07		$27.84		$25.59	$21.04	$17.80		$17.01
Income from Investment Operations:
Net investment income (c)	0.33		0.22		0.39		0.79 (d)	0.77	0.36	(e)	0.26
Net realized and unrealized gain (loss) on investments and written options	(2.51)		1.24		4.90		4.73	4.67	3.11	(e)	0.78
Total from investment operations	(2.18)		1.46		5.29		5.52	5.44	3.47		1.04
Less Distributions to Shareholders:
From net investment income	(0.09)		(0.33)		(0.78)		(0.75)	(0.70)	(0.23)		(0.25)
From net realized gains	(5.88)		(9.48)		(3.28)		(2.52)	(0.19)	—		—
Total distributions to shareholders	(5.97)		(9.81)		(4.06)		(3.27)	(0.89)	(0.23)		(0.25)
Net Asset Value, End of Period	$12.57		$20.72		$29.07		$27.84	$25.59	$21.04		$17.80
Total return (f)	(14.78	)%(g)	1.72%		21.66%		22.65%	26.42%	19.62	%(g)	6.10	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.35	%(i)	1.21%		1.19%		1.18%	1.20%	1.55	%(i)	1.43	%(i)
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	—	—		—
Net expenses (h)	1.35	%(i)	1.21%		1.19%		1.18%	1.20%	1.55	%(i)	1.43	%(i)
Net investment income (h)	3.98	%(i)	0.84%		1.45%		2.98%	3.27%	2.70	%(e)(i)	4.81	%(i)
Portfolio turnover rate	31	%(g)	67%		10%		10%	28%	33	%(g)	53%
Net assets, end of period (000's)	$18,977		$31,069		$44,685		$45,756	$32,703	$12,364		$905

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e)  Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.12% to 2.70%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class B Shares	2008		2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$20.76		$29.09		$27.85		$25.60	$21.03	$17.82		$17.01
Income from Investment Operations:
Net investment income (c)	0.28		0.03		0.19		0.60 (d)	0.58	0.24	(e)	0.22
Net realized and unrealized gain (loss) on investments and written options	(2.53)		1.24		4.90		4.73	4.70	3.12	(e)	0.81
Total from investment operations	(2.25)		1.27		5.09		5.33	5.28	3.36		1.03
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.12)		(0.57)		(0.56)	(0.52)	(0.15)		(0.22)
From net realized gains	(5.88)		(9.48)		(3.28)		(2.52)	(0.19)	—		—
Total distributions to shareholders	(5.94)		(9.60)		(3.85)		(3.08)	(0.71)	(0.15)		(0.22)
Net Asset Value, End of Period	$12.57		$20.76		$29.09		$27.85	$25.60	$21.03		$17.82
Total return (f)	(15.13	)%(g)	0.99%		20.78%		21.74%	25.53%	18.97	%(g)	6.09	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	2.10	%(i)	1.96%		1.94%		1.93%	1.98%	2.37	%(i)	2.18	%(i)
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	—	—		—
Net expenses (h)	2.10	%(i)	1.96%		1.94%		1.93%	1.98%	2.37	%(i)	2.18	%(i)
Net investment income (h)	3.42	%(i)	0.10%		0.72%		2.26%	2.47%	1.86	%(e)(i)	4.06	%(i)
Portfolio turnover rate	31	%(g)	67%		10%		10%	28%	33	%(g)	53%
Net assets, end of period (000's)	$7,221		$9,663		$13,309		$14,393	$11,234	$4,776		$1,074

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e)  Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.28% to 1.86%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,					Period Ended August 31,
Class C Shares	2008		2007		2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$20.72		$29.06		$27.83		$25.58	$21.99
Income from Investment Operations:
Net investment income (b)	0.28		0.03		0.18		0.55 (c)	0.41
Net realized and unrealized gain (loss) on investments and written options	(2.52)		1.23		4.90		4.78	3.72
Total from investment operations	(2.24)		1.26		5.08		5.33	4.13
Less Distributions to Shareholders:
From net investment income	(0.06)		(0.12)		(0.57)		(0.56)	(0.35)
From net realized gains	(5.88)		(9.48)		(3.28)		(2.52)	(0.19)
Total distributions to shareholders	(5.94)		(9.60)		(3.85)		(3.08)	(0.54)
Net Asset Value, End of Period	$12.54		$20.72		$29.06		$27.83	$25.58
Total return (d)	(15.12	)%(e)	0.94%		20.75%		21.75%	18.99	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.10	%(g)	1.96%		1.94%		1.93%	1.95	%(g)
Interest expense	—	%(g)(h)	—	%(h)	—	%(h)	—	—
Net expenses (f)	2.10	%(g)	1.96%		1.94%		1.93%	1.95	%(g)
Net investment income (f)	3.35	%(g)	0.11%		0.66%		2.08%	1.93	%(g)
Portfolio turnover rate	31	%(e)	67%		10%		10%	28%
Net assets, end of period (000's)	$6,134		$8,263		$5,486		$4,821	$2,404

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,						Period Ended August 31,		Year Ended December 31,
Class Z Shares	2008		2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$20.74		$29.10		$27.86		$25.60	$21.06	$17.81		$18.04
Income from Investment Operations:
Net investment income (c)	0.35		0.29		0.48		0.90 (d)	0.88	0.39	(e)	0.82
Net realized and unrealized gain (loss) on investments and written options	(2.51)		1.22		4.88		4.70	4.62	3.14	(e)	(0.25)
Total from investment operations	(2.16)		1.51		5.36		5.60	5.50	3.53		0.57
Less Distributions to Shareholders:
From net investment income	(0.11)		(0.39)		(0.84)		(0.82)	(0.77)	(0.28)		(0.71)
From net realized gains	(5.88)		(9.48)		(3.28)		(2.52)	(0.19)	—		(0.09)
Total distributions to shareholders	(5.99)		(9.87)		(4.12)		(3.34)	(0.96)	(0.28)		(0.80)
Net Asset Value, End of Period	$12.59		$20.74		$29.10		$27.86	$25.60	$21.06		$17.81
Total return (f)	(14.71	)%(g)	1.95%		21.99%		22.99%	26.72%	20.01	%(g)	3.12%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.10	%(i)	0.96%		0.94%		0.93%	0.97%	1.08	%(i)	0.94%
Interest expense	—	%(i)(j)	—	%(j)	—	%(j)	—	—	—		—
Net expenses (h)	1.10	%(i)	0.96%		0.94%		0.93%	0.97%	1.08	%(i)	0.94%
Net investment income (h)	4.19	%(i)	1.11%		1.78%		3.40%	3.78%	3.09	%(e)(i)	5.30%
Portfolio turnover rate	31	%(g)	67%		10%		10%	28%	33	%(g)	53%
Net assets, end of period (000's)	$245,261		$377,388		$578,899		$758,147	$872,924	$884,747		$774,646

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(e)  Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.51% to 3.09%. Per share data and ratios for the period prior to August 31, 2003 have not been restated to reflect this change in policy.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class A Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$11.62		$9.33		$8.77		$6.50		$5.91		$3.79		$3.82
Income from Investment Operations:
Net investment loss (c)	(0.04)		(0.10)		(0.09)		(0.04)		(0.11)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.27)		2.39		1.21		2.31		0.70		2.16		(0.02)
Total from investment operations	(1.31)		2.29		1.12		2.27		0.59		2.12		(0.03)
Less Distributions to Shareholders:
From net realized gains	(0.61)		—		(0.56)		—		—		—		—
Net Asset Value, End of Period	$9.70		$11.62		$9.33		$8.77		$6.50		$5.91		$3.79
Total return (d)	(12.31	)%(e)	24.54%		12.78	%(f)	34.92	%(f)	9.98	%(f)	55.94	%(e)(f)	(0.79	)%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.34	%(h)	1.46%		1.45%		1.85%		1.90%		1.90	%(h)	1.76	%(h)
Interest expense	—		—	%(i)	—	%(i)	—		—		—		—
Net expenses (g)	1.34	%(h)	1.46%		1.45%		1.85%		1.90%		1.90	%(h)	1.76	%(h)
Waiver/Reimbursement	—		—		—	%(i)	0.06%		0.53%		3.06	%(h)	1.24	%(h)
Net investment loss (g)	(0.76	)%(h)	(0.96)%		(0.95)%		(1.47)%		(1.51)%		(1.35	)%(h)	(1.35	)%(h)
Portfolio turnover rate	164	%(e)	210%		350%		328%		488%		523	%(e)	512%
Net assets, end of period (000's)	$143,835		$109,541		$75,996		$14,696		$2,818		$376		$1

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class B Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$11.25		$9.10		$8.57		$6.40		$5.86		$3.78		$3.82
Income from Investment Operations:
Net investment loss (c)	(0.08)		(0.17)		(0.16)		(0.17)		(0.16)		(0.07)		(0.01)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.25)		2.32		1.19		2.34		0.70		2.15		(0.03)
Total from investment operations	(1.33)		2.15		1.03		2.17		0.54		2.08		(0.04)
Less Distributions to Shareholders:
From net realized gains	(0.52)		—		(0.50)		—		—		—		—
Net Asset Value, End of Period	$9.40		$11.25		$9.10		$8.57		$6.40		$5.86		$3.78
Total return (d)	(12.71	)%(e)	23.63%		11.98	%(f)	33.91	%(f)	9.22	%(f)	55.03	%(e)(f)	(1.05	)%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	2.09	%(h)	2.21%		2.20%		2.60%		2.65%		2.65	%(h)	2.51	%(h)
Interest expense	—		—	%(i)	—	%(i)	—		—		—		—
Net expenses (g)	2.09	%(h)	2.21%		2.20%		2.60%		2.65%		2.65	%(h)	2.51	%(h)
Waiver/Reimbursement	—		—		—	%(i)	0.06%		0.48%		2.40	%(h)	1.24	%(h)
Net investment loss (g)	(1.49	)(h)	(1.70)%		(1.70)%		(2.29)%		(2.30)%		(2.11	)%(h)	(2.10	)%(h)
Portfolio turnover rate	164	%(e)	210%		350%		328%		488%		523	%(e)	512%
Net assets, end of period (000's)	$10,975		$10,580		$7,823		$3,183		$2,200		$1,246		$7

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,						Period Ended August 31,
Class C Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$11.27		$9.12		$8.59		$6.41		$6.48
Income from Investment Operations:
Net investment loss (b)	(0.09)		(0.17)		(0.16)		(0.17)		(0.14)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.24)		2.32		1.19		2.35		0.07
Total from investment operations	(1.33)		2.15		1.03		2.18		(0.07)
Less Distributions to Shareholders:
From net realized gains	(0.52)		—		(0.50)		—		—
Net Asset Value, End of Period	$9.42		$11.27		$9.12		$8.59		$6.41
Total return (c)	(12.69	)%(d)	23.57%		11.95	%(e)	34.01	%(e)	(1.08	)%(d)(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.09	%(g)	2.21%		2.20%		2.60%		2.65	%(g)
Interest expense	—		—	%(h)	—	%(h)	—		—
Net expenses (f)	2.09	%(g)	2.21%		2.20%		0.60%		2.65	%(g)
Waiver/Reimbursement	—		—		—	%(h)	0.06%		0.68	%(g)
Net investment loss (f)	(1.52	)%(g)	(1.70)%		(1.70)%		(2.23)%		(2.18	)%(g)
Portfolio turnover rate	164	%(d)	210%		350%		328%		488%
Net assets, end of period (000's)	$46,992		$36,325		$21,018		$1,972		$488

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Year Ended December 31,
Class Z Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$11.78		$9.43		$8.86		$6.55		$5.93		$3.79		$6.13
Income from Investment Operations:
Net investment loss (c)	(0.03)		(0.08)		(0.07)		(0.10)		(0.09)		(0.04)		(0.06)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.29)		2.43		1.22		2.41		0.71		2.18		(2.28)
Total from investment operations	(1.32)		2.35		1.15		2.31		0.62		2.14		(2.34)
Less Distributions to Shareholders:
From net realized gains	(0.64)		—		(0.58)		—		—		—		—
Net Asset Value, End of Period	$9.82		$11.78		$9.43		$8.86		$6.55		$5.93		$3.79
Total return (d)	(12.29	)%(e)	24.92%		13.01	%(f)	35.27	%(f)	10.46	%(f)	56.46	%(e)(f)	(38.17	)%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.09	%(h)	1.21%		1.20%		1.60%		1.65%		1.65	%(h)	1.65%
Interest expense	—		—	%(i)	—	%(i)	—		—		—		—
Net expenses (g)	1.09	%(h)	1.21%		1.20%		0.60%		1.65%		1.65	%(h)	1.65%
Waiver/Reimbursement	—		—		—	%(i)	0.06%		0.53%		2.73	%(h)	1.33%
Net investment loss (g)	(0.52	)(h)	(0.70)%		(0.71)%		(1.29)%		(1.30)%		(1.19	)%(h)	(1.24)%
Portfolio turnover rate	164	%(e)	210%		350%		328%		488%		523	%(e)	512%
Net assets, end of period (000's)	$174,250		$137,420		$70,767		$40,947		$30,268		$19,663		$8,055

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class A Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.48		$21.22		$21.21		$18.37		$15.95		$13.13		$12.72
Income from Investment Operations:
Net investment income (c)	0.02		0.07		0.13		0.01		0.03		0.06		0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.72)		2.97		1.54		3.08		2.46		2.76		0.40
Total from investment operations	(0.70)		3.04		1.67		3.09		2.49		2.82		0.41
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.10)		(0.14)		(0.03)		(0.07)		—		—
From net realized gains	(2.21)		(2.68)		(1.52)		(0.22)		—		—		—
Total distributions to shareholders	(2.28)		(2.78)		(1.66)		(0.25)		(0.07)		—		—
Net Asset Value, End of Period	$18.50		$21.48		$21.22		$21.21		$18.37		$15.95		$13.13
Total return (d)	(4.56	)%(e)(f)	16.33	%(e)	8.26	%(e)	16.88	%(e)	15.64	%(e)	21.48	%(f)	3.22	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.22	%(g)(h)	1.23	%(i)	1.24	%(g)	1.24	%(g)	1.27	%(g)	1.30	%(g)(h)	1.21	%(g)(h)
Waiver/Reimbursement	0.06	%(h)	0.02%		0.01%		0.03%		0.01%		—		—
Net investment income	0.17	%(g)(h)	0.36	%(i)	0.65	%(g)	0.64	%(g)	0.19	%(g)	0.60	%(g)(h)	0.64	%(g)(h)
Portfolio turnover rate	40	%(f)	139%		82%		80%		106%		68	%(f)	188%
Net assets, end of period (000's)	$236,159		$255,743		$170,201		$169,340		$99,608		$60,112		$53,526

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Period Ended December 31,
Class B Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$20.96		$20.81		$20.84		$18.17		$15.82		$13.10		$12.72
Income from Investment Operations:
Net investment loss (c)	(0.06)		(0.08)		(0.02)		—	(d)	(0.10)		(0.03)		(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.70)		2.91		1.51		2.89		2.45		2.75		0.39
Total from investment operations	(0.76)		2.83		1.49		2.89		2.35		2.72		0.38
Less Distributions to Shareholders:
From net realized gains	(2.21)		(2.68)		(1.52)		(0.22)		—		—		—
Net Asset Value, End of Period	$17.99		$20.96		$20.81		$20.84		$18.17		$15.82		$13.10
Total return (e)(f)	(4.92	)%(g)	15.50%		7.47%		15.97%		14.85%		20.76	%(g)	2.99	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.97	%(h)(i)	1.98	%(j)	1.99	%(h)	1.99	%(h)	2.02	%(h)	2.22	%(h)(i)	2.36	%(h)(i)
Waiver/Reimbursement	0.06	%(i)	0.02%		0.01%		0.03%		0.14%		0.23	%(i)	0.23	%(i)
Net investment loss	(0.58	)%(h)(i)	(0.39	)%(j)	(0.10	)%(h)	(0.09	)%(h)	(0.57	)%(h)	(0.33	)%(h)(i)	(0.51	)%(h)(i)
Portfolio turnover rate	40	%(g)	139%		82%		80%		106%		68	%(g)	188%
Net assets, end of period (000's)	$47,242		$53,965		$51,446		$49,318		$22,071		$3,398		$2,350

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Rounds to less than $0.01 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j) The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,						Period Ended August 31,
Class C Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$20.96		$20.82		$20.85		$18.18		$16.42
Income from Investment Operations:
Net investment loss (b)	(0.06)		(0.08)		(0.02)		—	(c)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.69)		2.90		1.51		2.89		1.85
Total from investment operations	(0.75)		2.82		1.49		2.89		1.76
Less Distributions to Shareholders:
From net realized gains	(2.21)		(2.68)		(1.52)		(0.22)		—
Net Asset Value, End of Period	$18.00		$20.96		$20.82		$20.85		$18.18
Total return (d)(e)	(4.87	)%(f)	15.43%		7.46%		15.96%		10.72	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.97	%(g)(h)	1.98	%(i)	1.99	%(g)	1.99	%(g)	2.05	%(g)(h)
Waiver/Reimbursement	0.06	%(h)	0.02%		0.01%		0.03%		0.07	%(h)
Net investment loss	(0.58	)%(g)(h)	(0.40	)%(i)	(0.10	)%(g)	(0.09	)%(g)	(0.57	)%(g)(h)
Portfolio turnover rate	40	%(f)	139%		82%		80%		106%
Net assets, end of period (000's)	$38,604		$44,682		$43,881		$39,253		$14,821

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,								Period Ended August 31,		Year Ended December 31,
Class Z Shares	2008		2007		2006		2005		2004		2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$21.53		$21.28		$21.27		$18.42		$15.98		$13.14		$14.52
Income from Investment Operations:
Net investment income (c)	0.05		0.13		0.18		0.01		0.08		0.08		0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(0.72)		2.96		1.54		3.13		2.47		2.76		(1.35)
Total from investment operations	(0.67)		3.09		1.72		3.14		2.55		2.84		(1.25)
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.16)		(0.19)		(0.07)		(0.11)		—		(0.11)
From net realized gains	(2.21)		(2.68)		(1.52)		(0.22)		—		—		(0.02)
Total distributions to shareholders	(2.33)		(2.84)		(1.71)		(0.29)		(0.11)		—		(0.13)
Net Asset Value, End of Period	$18.53		$21.53		$21.28		$21.27		$18.42		$15.98		$13.14
Total return (d)(e)	(4.42	)%(f)	16.62%		8.50%		17.16%		15.98%		21.61	%(f)	(8.56)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.97	%(g)(h)	0.98	% (i)	0.99	%(g)	0.99	%(g)	1.02	%(g)	1.08	%(g)(h)	1.23	%(g)
Waiver/Reimbursement	0.06	%(h)	0.02%		0.01%		0.03%		0.03%		0.03	%(h)	0.03%
Net investment income	0.42	%(g)(h)	0.63	%(i)	0.89	%(g)	0.86	%(g)	0.44	%(g)	0.82	%(g)(h)	0.62	%(g)
Portfolio turnover rate	40	%(f)	139%		82%		80%		106%		68	%(f)	188%
Net assets, end of period (000's)	$796,037		$859,142		$179,027		$267,380		$272,178		$227,454		$209,610

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  The benefits derived from expense reductions had an impact of 0.06%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,					Period Ended August 31,		Period Ended December 31,
Class A Shares	2008		2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$24.77		$22.51	$21.75		$19.86	$19.18	$17.52		$17.58
Income from Investment Operations:
Net investment income (c)	0.26		0.48	0.38		0.02 (d)	0.29	0.16		0.03
Net realized and unrealized gain (loss) on investments and futures contracts	(0.23)		2.26	0.78		2.28	0.67	1.64		—	(e)
Total from investment operations	0.03		2.74	1.16		2.30	0.96	1.80		0.03
Less Distributions to Shareholders:
From net investment income	(0.28)		(0.48)	(0.40)		(0.41)	(0.28)	(0.14)		(0.09)
From net realized gains	(0.15)		—	—		—	—	—		—
Total distributions to shareholders	(0.43)		(0.48)	(0.40)		(0.41)	(0.28)	(0.14)		(0.09)
Net Asset Value, End of Period	$24.37		$24.77	$22.51		$21.75	$19.86	$19.18		$17.52
Total return (f)	0.04	%(g)	12.26%	5.40	%(h)	11.72%	4.99%	10.35	%(g)	0.19	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.04	%(j)	1.02%	0.98%		1.02%	1.02%	1.42	%(j)	1.17	%(j)
Interest expense	—		—	—	%(k)	—	—	—		—
Net expenses (i)	1.04	%(j)	1.02%	0.98%		1.02%	1.02%	1.42	%(j)	1.17	%(j)
Waiver/Reimbursement	—		—	0.01%		—	—	—		—
Net investment income (i)	2.07	%(j)	1.98%	1.71%		1.80%	1.45%	1.32	%(j)	2.03	%(j)
Portfolio turnover rate	46	%(g)	78%	59%		63%	158%	110	%(g)	98%
Net assets, end of period (000's)	$8,224		$6,582	$4,137		$3,378	$2,577	$670		$146

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Not annualized.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,					Period Ended August 31,		Period Ended December 31,
Class B Shares	2008		2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$24.73		$22.47	$21.72		$19.83	$19.16	$17.52		$17.58
Income from Investment Operations:
Net investment income (c)	0.16		0.29	0.21		0.01 (d)	0.14	0.07		0.02
Net realized and unrealized gain (loss) on investments and futures contracts	(0.22)		2.27	0.78		2.14	0.66	1.65		(0.01)
Total from investment operations	(0.06)		2.56	0.99		2.15	0.80	1.72		0.01
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.30)	(0.24)		(0.26)	(0.13)	(0.08)		(0.07)
From net realized gains	(0.15)		—	—		—	—	—		—
Total distributions to shareholders	(0.34)		(0.30)	(0.24)		(0.26)	(0.13)	(0.08)		(0.07)
Net Asset Value, End of Period	$24.33		$24.73	$22.47		$21.72	$19.83	$19.16		$17.52
Total return (e)	(0.33	)%(f)	11.45%	4.57	%(g)	10.91%	4.17%	9.83	%(f)	0.06	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.79	%(i)	1.77%	1.73%		1.77%	1.77%	2.17	%(i)	1.92	%(i)
Interest expense	—		—	—	%(j)	—	—	—		—
Net expenses (h)	1.79	%(i)	1.77%	1.73%		1.77%	1.77%	2.17	%(i)	1.92	%(i)
Waiver/Reimbursement	—		—	0.01%		—	—	—		—
Net investment income (h)	1.30	%(i)	1.20%	0.95%		1.07%	0.71%	0.59	%(i)	1.28	%(i)
Portfolio turnover rate	46	%(f)	78%	59%		63%	158%	110	%(f)	98%
Net assets, end of period (000's)	$7,065		$6,955	$7,213		$8,149	$7,286	$3,349		$608

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,				Period Ended August 31,
Class C Shares	2008		2007	2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$24.73		$22.48	$21.72		$19.83	$19.59
Income from Investment Operations:
Net investment income (b)	0.17		0.29	0.21		0.01 (c)	0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(0.23)		2.26	0.79		2.14	0.23
Total from investment operations	(0.06)		2.55	1.00		2.15	0.36
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.30)	(0.24)		(0.26)	(0.12)
From net realized gains	(0.15)		—	—		—	—
Total distributions to shareholders	(0.34)		(0.30)	(0.24)		(0.26)	(0.12)
Net Asset Value, End of Period	$24.33		$24.73	$22.48		$21.72	$19.83
Total return (d)	(0.33	)%(e)	11.40%	4.62	%(f)	10.91%	1.82	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.79	%(h)	1.77%	1.73%		1.77%	1.80	%(h)
Interest expense	—		—	—	%(i)	—	—
Net expenses (g)	1.79	%(h)	1.77%	1.73%		1.77%	1.80	%(h)
Waiver/Reimbursement	—		—	0.01%		—	—
Net investment income (g)	1.33	%(h)	1.20%	0.98%		1.06%	0.72	%(h)
Portfolio turnover rate	46	%(e)	78%	59%		63%	158%
Net assets, end of period (000's)	$2,598		$1,887	$1,491		$952	$730

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,					Period Ended August 31,		Year Ended December 31,
Class Z Shares	2008		2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$24.75		$22.50	$21.74		$19.84	$19.19	$17.51		$20.67
Income from Investment Operations:
Net investment income (c)	0.29		0.53	0.43		0.01 (d)	0.35	0.24		0.47
Net realized and unrealized gain (loss) on investments and futures contracts	(0.22)		2.26	0.79		2.36	0.66	1.64		(3.13)
Total from investment operations	0.07		2.79	1.22		2.37	1.01	1.88		(2.66)
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.54)	(0.46)		(0.47)	(0.36)	(0.20)		(0.50)
From net realized gains	(0.15)		—	—		—	—	—		—
Total distributions to shareholders	(0.46)		(0.54)	(0.46)		(0.47)	(0.36)	(0.20)		(0.50)
Net Asset Value, End of Period	$24.36		$24.75	$22.50		$21.74	$19.84	$19.19		$17.51
Total return (e)	0.20	%(f)	12.49%	5.66	%(g)	12.06%	5.27%	10.81	%(f)	(12.97)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	0.79	%(i)	0.77%	0.73%		0.77%	0.77%	0.77	%(i)	0.70%
Interest expense	—		—	—	%(j)	—	—	—		—
Net expenses (h)	0.79	%(i)	0.77%	0.73%		0.77%	0.77%	0.77	%(i)	0.70%
Waiver/Reimbursement	—		—	0.01%		—	—	—		—
Net investment income (h)	2.29	%(i)	2.19%	1.94%		2.11%	1.73%	2.03	%(i)	2.50%
Portfolio turnover rate	46	%(f)	78%	59%		63%	158%	110	%(f)	98%
Net assets, end of period (000's)	$184,843		$196,615	$226,694		$301,109	$483,746	$640,402		$668,290

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Not annualized.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,					Period Ended August 31,		Period Ended December 31,
Class A Shares	2008		2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$12.02		$12.24	$12.45		$12.45	$12.25	$12.50		$12.52
Income from Investment Operations:
Net investment income (c)	0.23		0.46	0.45		0.46	0.46	0.29		0.08
Net realized and unrealized gain (loss) on investments and futures contracts	(0.21)		(0.23)	(0.20)		0.03	0.34	(0.22)		0.07
Total from investment operations	0.02		0.23	0.25		0.49	0.80	0.07		0.15
Less Distributions to Shareholders:
From net investment income	(0.23)		(0.45)	(0.46)		(0.45)	(0.46)	(0.31)		(0.08)
From net realized gains	—		—	—		(0.04)	(0.14)	(0.01)		(0.09)
Total distributions to shareholders	(0.23)		(0.45)	(0.46)		(0.49)	(0.60)	(0.32)		(0.17)
Net Asset Value, End of Period	$11.81		$12.02	$12.24		$12.45	$12.45	$12.25		$12.50
Total return (d)	0.13	%(e)(f)	1.92%	2.05	%(f)	4.05%	6.68%	0.56	%(e)	1.19	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.79	%(h)	0.88%	0.89%		0.89%	0.92%	1.16	%(h)	0.92	%(h)
Waiver/Reimbursement	0.09	%(h)	—	—	%(i)	—	—	—		—
Net investment income (g)	3.80	%(h)	3.73%	3.72%		3.71%	3.73%	3.52	%(h)	4.11	%(h)
Portfolio turnover rate	1	%(e)	16%	2%		9%	11%	10	%(e)	21%
Net assets, end of period (000's)	$5,220		$5,519	$6,507		$4,300	$3,680	$2,138		$477

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,					Period Ended August 31,		Period Ended December 31,
Class B Shares	2008		2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$12.02		$12.24	$12.45		$12.45	$12.25	$12.50		$12.52
Income from Investment Operations:
Net investment income (c)	0.19		0.36	0.37		0.37	0.37	0.24		0.06
Net realized and unrealized gain (loss) on investments and futures contracts	(0.21)		(0.22)	(0.22)		0.03	0.34	(0.23)		0.08
Total from investment operations	(0.02)		0.14	0.15		0.40	0.71	0.01		0.14
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.36)	(0.36)		(0.36)	(0.37)	(0.25)		(0.07)
From net realized gains	—		—	—		(0.04)	(0.14)	(0.01)		(0.09)
Total distributions to shareholders	(0.19)		(0.36)	(0.36)		(0.40)	(0.51)	(0.26)		(0.16)
Net Asset Value, End of Period	$11.81		$12.02	$12.24		$12.45	$12.45	$12.25		$12.50
Total return (d)	(0.22	)%(e)(f)	1.16%	1.29	%(f)	3.26%	5.87%	0.05	%(e)	1.10	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	1.54	%(h)	1.63%	1.64%		1.64%	1.68%	1.86	%(h)	1.67	%(h)
Waiver/Reimbursement	0.09	%(h)	—	—	%(i)	—	—	—		—
Net investment income (g)	3.07	%(h)	2.98%	3.00%		2.96%	2.97%	2.83	%(h)	3.36	%(h)
Portfolio turnover rate	1	%(e)	16%	2%		9%	11%	10	%(e)	21%
Net assets, end of period (000's)	$761		$842	$913		$1,226	$1,190	$999		$373

(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using the average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) Had the investment advisor and/or any of its affiliates not waived feesor reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from expense reductions had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,			Period Ended August 31,
Class C Shares	2008		2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$12.02		$12.24	$12.45	$12.45	$12.42
Income from Investment Operations:
Net investment income (b)	0.20		0.40	0.41	0.41	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	(0.21)		(0.21)	(0.21)	0.03	0.18
Total from investment operations	(0.01)		0.19	0.20	0.44	0.54
Less Distributions to Shareholders:
From net investment income	(0.20)		(0.41)	(0.41)	(0.40)	(0.37)
From net realized gains	—		—	—	(0.04)	(0.14)
Total distributions to shareholders	(0.20)		(0.41)	(0.41)	(0.44)	(0.51)
Net Asset Value, End of Period	$11.81		$12.02	$12.24	$12.45	$12.45
Total return (c)(d)	(0.08	)%(e)	1.52%	1.64%	3.64%	4.41	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.19	%(g)	1.28%	1.29%	1.29%	1.30	%(g)
Waiver/Reimbursement	0.44	%(g)	0.35%	0.35%	0.35%	0.35	%(g)
Net investment income (f)	3.27	%(g)	3.33%	3.33%	3.31%	3.28	%(g)
Portfolio turnover rate	1	%(e)	16%	2%	9%	11%
Net assets, end of period (000's)	$5,907		$1,097	$616	$601	$278

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,					Period Ended August 31,		Year Ended December 31,
Class Z Shares	2008		2007	2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$12.02		$12.24	$12.45		$12.45	$12.25	$12.50		$12.08
Income from Investment Operations:
Net investment income (c)	0.25		0.49	0.49		0.49	0.50	0.34		0.55
Net realized and unrealized gain (loss) on investments and futures contracts	(0.21)		(0.23)	(0.21)		0.03	0.34	(0.23)		0.54
Total from investment operations	0.04		0.26	0.28		0.52	0.84	0.11		1.09
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.48)	(0.49)		(0.48)	(0.50)	(0.35)		(0.55)
From net realized gains	—		—	—		(0.04)	(0.14)	(0.01)		(0.12)
Total distributions to shareholders	(0.25)		(0.48)	(0.49)		(0.52)	(0.64)	(0.36)		(0.67)
Net Asset Value, End of Period	$11.81		$12.02	$12.24		$12.45	$12.45	$12.25		$12.50
Total return (d)	0.27	%(e)(f)	2.18%	2.31	%(f)	4.31%	6.97%	0.83	%(e)	9.24%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (g)	0.54	%(h)	0.63%	0.64%		0.64%	0.65%	0.68	%(h)	0.58%
Waiver/Reimbursement	0.09	%(h)	—	—	%(i)	—	—	—		—
Net investment income (g)	4.07	%(h)	3.98%	3.99%		3.96%	4.03%	4.13	%(h)	4.45%
Portfolio turnover rate	1	%(e)	16%	2%		9%	11%	10	%(e)	21%
Net assets, end of period (000's)	$359,198		$368,292	$380,653		$410,706	$434,509	$485,427		$508,865

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class A Shares	2008		2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.12		$8.27		$8.62		$8.69	$8.49	$8.37		$8.17
Income from Investment Operations:
Net investment income (c)	0.26		0.52		0.50		0.48	0.50	0.33		0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)		(0.13)		(0.32)		(0.03)	0.24	0.15		0.20
Total from investment operations	(0.04)		0.39		0.18		0.45	0.74	0.48		0.29
Less Distributions to Shareholders:
From net investment income	(0.27)		(0.54)		(0.53)		(0.52)	(0.54)	(0.36)		(0.09)
Net Asset Value, End of Period	$7.81		$8.12		$8.27		$8.62	$8.69	$8.49		$8.37
Total return (d)	(0.58	)%(e)	4.75%		2.16	%(f)	5.31%	8.90%	5.81	%(e)	3.50	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.10	%(h)	1.03%		0.97%		0.95%	1.01%	1.07	%(h)	1.15	%(h)
Interest expense	—		—	%(i)	—		—	—	—		—
Net expenses (g)	1.10	%(h)	1.03%		0.97%		0.95%	1.01%	1.07	%(h)	1.15	%(h)
Waiver/Reimbursement	—		—		—	%(i)	—	—	—		—
Net investment income (g)	6.58	%(h)	6.25%		5.97%		5.55%	5.74%	5.82	%(h)	6.46	%(h)
Portfolio turnover rate	16	%(e)	42%		31%		40%	41%	38	%(e)	42%
Net assets, end of period (000's)	$81,071		$103,769		$170,575		$321,402	$335,841	$193,267		$33,992

(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using the average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Not annualized.

(f) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from expense reductions had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,						Period Ended August 31,		Period Ended December 31,
Class B Shares	2008		2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.12		$8.27		$8.62		$8.69	$8.49	$8.37		$8.17
Income from Investment Operations:
Net investment income (c)	0.23		0.46		0.44		0.42	0.43	0.28		0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)		(0.13)		(0.32)		(0.03)	0.24	0.15		0.20
Total from investment operations	(0.07)		0.33		0.12		0.39	0.67	0.43		0.27
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.48)		(0.47)		(0.46)	(0.47)	(0.31)		(0.07)
Net Asset Value, End of Period	$7.81		$8.12		$8.27		$8.62	$8.69	$8.49		$8.37
Total return (d)	(0.94	)%(e)	3.97%		1.40	%(f)	4.53%	8.07%	5.20	%(e)	3.33	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.85	%(h)	1.78%		1.72%		1.70%	1.77%	1.94	%(h)	1.90	%(h)
Interest expense	—		—	%(i)	—		—	—	—		—
Net expenses (g)	1.85	%(h)	1.78%		1.72%		1.70%	1.77%	1.94	%(h)	1.90	%(h)
Waiver/Reimbursement	—		—		—	%(i)	—	—	—		—
Net investment income (g)	5.83	%(h)	5.50%		5.21%		4.80%	4.97%	4.93	%(h)	5.71	%(h)
Portfolio turnover rate	16	%(e)	42%		31%		40%	41%	38	%(e)	42%
Net assets, end of period (000's)	$43,422		$50,577		$66,886		$89,101	$102,038	$89,950		$16,701

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,				Period Ended August 31,
Class C Shares	2008		2007		2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$8.12		$8.27		$8.62	$8.69	$8.64
Income from Investment Operations:
Net investment income (b)	0.24		0.47		0.45	0.43	0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)		(0.13)		(0.32)	(0.03)	0.09
Total from investment operations	(0.07)		0.34		0.13	0.40	0.48
Less Distributions to Shareholders:
From net investment income	(0.24)		(0.49)		(0.48)	(0.47)	(0.43)
Net Asset Value, End of Period	$7.81		$8.12		$8.27	$8.62	$8.69
Total return (c)(d)	(0.87	)%(e)	4.13%		1.55%	4.69%	5.65	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.70	%(g)	1.63%		1.57%	1.55%	1.61	%(g)
Interest expense	—		—	%(h)	—	—	—
Net expenses (f)	1.70	%(g)	1.63%		1.57%	1.55%	1.61	%(g)
Waiver/Reimbursement	0.15	%(g)	0.15%		0.15%	0.15%	0.15	%(g)
Net investment income (f)	5.99	%(g)	5.69%		5.37%	4.95%	5.03	%(g)
Portfolio turnover rate	16	%(e)	42%		31%	40%	41%
Net assets, end of period (000's)	$25,932		$33,673		$11,653	$18,002	$20,126

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29,		Year Ended August 31,						Period Ended August 31,		Year Ended December 31,
Class Z Shares	2008		2007		2006		2005	2004	2003 (a)		2002 (b)
Net Asset Value, Beginning of Period	$8.12		$8.27		$8.62		$8.69	$8.49	$8.37		$8.87
Income from Investment Operations:
Net investment income (c)	0.27		0.54		0.52		0.50	0.52	0.35		0.57
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)		(0.13)		(0.32)		(0.03)	0.24	0.15		(0.48)
Total from investment operations	(0.03)		0.41		0.20		0.47	0.76	0.50		0.09
Less Distributions to Shareholders:
From net investment income	(0.28)		(0.56)		(0.55)		(0.54)	(0.56)	(0.38)		(0.59)
Net Asset Value, End of Period	$7.81		$8.12		$8.27		$8.62	$8.69	$8.49		$8.37
Total return (d)	(0.45	)%(e)	5.01%		2.42	%(f)	5.54%	9.16%	6.04	%(e)	1.17%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.85	%(h)	0.78%		0.72%		0.70%	0.77%	0.82	%(h)	0.77%
Interest expense	—		—	%(i)	—		—	—	—		—
Net expenses (g)	0.85	%(h)	0.78%		0.72%		0.70%	0.77%	0.82	%(h)	0.77%
Waiver/Reimbursement	—		—		—	%(i)	—	—	—		—
Net investment income (g)	6.82	%(h)	6.49%		6.20%		5.80%	5.97%	6.19	%(h)	6.84%
Portfolio turnover rate	16	%(e)	42%		31%		40%	41%	38	%(e)	42%
Net assets, end of period (000's)	$499,406		$614,168		$801,811		$1,073,894	$1,186,454	$1,197,340		$702,785

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Funds

February 29, 2008 (Unaudited)

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Strategic Investor Fund

Columbia Balanced Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Conservative High Yield Fund

All Funds currently operate as diversified funds. Effective January 1, 2008, Columbia Real Estate Equity Fund is a non-diversified Fund, which allows the Fund to invest more of its assets in the securities of fewer issuers.

Investment Objectives

Columbia International Stock Fund seeks long-term capital. Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index. Columbia Small Cap Growth Fund I seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index. Columbia Real Estate Equity Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). Columbia Technology Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments. Columbia Strategic Investor Fund seeks long-term growth of capital by using a "value" approach to investing primarily in common stocks. Columbia Balanced Fund seeks high total return by investing in common stocks and debt securities. Columbia Oregon Intermediate Municipal Bond Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities). Columbia Conservative High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities, commonly referred to as "junk" or "high-yield" bonds.

Fund Shares

The Trust may issue an unlimited number of shares. Each of the Funds, except Columbia Mid Cap Growth Fund, offers four classes of shares: Class A, Class B, Class C and Class Z. Columbia Mid Cap Growth Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable.

With the exception of Class A shares of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund, Class A and Class T shares are subject to a front-end sales charge of up to 5.75% based on the amount of initial investment. Class A shares of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are subject to a front-end sales charge of up to 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within twelve months after purchase. With the exception of Class B shares of Columbia Oregon Intermediate Municipal Bond Fund, which are subject to a maximum CDSC of 3.00%, Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are

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subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good

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faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on each Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Options

Each Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Each Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Each Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Each Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Treasury Inflation Protected Securities

Columbia Balanced Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia") has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying

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securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Delayed Delivery Securities

Certain Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes a Fund to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class for Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund. For all other Funds, income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses) are allocated to each class of a Fund based on the relative net assets of each class of that Fund.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be

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subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Dividends and Distributions to Shareholders

Dividends from net investment income of Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund and Columbia Strategic Investor Fund are declared and paid annually. Dividends from net investment income of Columbia Real Estate Equity Fund and Columbia Balanced Fund are declared and paid quarterly. Dividends from net investment income of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually for all Funds. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Funds. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2007 was as follows:

	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Columbia International Stock Fund	$—	$21,930,885	$136,213,727	$158,144,612
Columbia Mid Cap Growth Fund	—	13,102,667	74,190,625	87,293,292
Columbia Small Cap Growth Fund I	—	7,227,574	23,653,088	30,880,662
Columbia Real Estate Equity Fund	—	9,129,456	211,804,391	220,933,847
Columbia Strategic Investor Fund	—	6,325,599	54,525,936	60,851,535
Columbia Balanced Fund	—	5,000,055	—	5,000,055
Columbia Oregon Intermediate Municipal Bond Fund	15,322,951	12,232	—	15,335,183
Columbia Conservative High Yield Fund	—	63,509,159	—	63,509,159

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

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Unrealized appreciation and depreciation at February 29, 2008, based on cost of investments for federal income tax purposes were:

	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation (Depreciation)
Columbia International Stock Fund	$191,684,677	$(70,200,502)	$121,484,175
Columbia Mid Cap Growth Fund	235,451,743	(67,165,352)	168,286,391
Columbia Small Cap Growth Fund I	42,255,853	(21,141,672)	21,114,181
Columbia Real Estate Equity Fund	74,506,177	(23,854,119)	50,652,058
Columbia Technology Fund	32,905,853	(27,851,405)	5,054,448
Columbia Strategic Investor Fund	206,154,404	(43,181,924)	162,972,480
Columbia Balanced Fund	19,847,420	(5,485,585)	14,361,835
Columbia Oregon Intermediate Municipal Bond Fund	10,159,951	(8,298,659)	1,861,292
Columbia Conservative High Yield Fund	4,827,628	(36,630,611)	(31,802,983)

The following capital loss carryforwards, determined as of August 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2008	2009	2010	2011	2013	2014	2015	Total
Columbia International Stock Fund	$2,139,717	$52,014,158	$20,382,060	$—	$—	$—	$—	$74,535,935
Columbia Mid Cap Growth Fund	1,376,842	1,376,842	—	—	—	—	—	2,753,684
Columbia Strategic Investor Fund	—	10,580,464	—	10,580,464	—	—	—	21,160,928
Columbia Oregon Intermediate Municipal Bond Fund	—	—	—	—	63,256	—	—	63,256
Columbia Conservative High Yield Fund	—	—	9,535,110	—	—	975,147	22,859,341	33,369,598

Capital loss carryforwards that were utilized during the year ended August 31, 2007 were as follows:

Columbia International Stock Fund	$28,470,756
Columbia Mid Cap Growth Fund	59,390,157
Columbia Strategic Investor Fund	26,413,846
Columbia Balanced Fund	17,363,719
Columbia Oregon Intermediate Municipal Bond Fund	677,280

Of the remaining capital loss carryforwards attributable to Columbia International Stock Fund, $1,480,126 ($1,480,126 expiring August 31, 2008), $1,319,182 ($659,591 expiring August 31, 2008 and $659,591 expiring August 31, 2009) and $71,736,627 ($51,354,567 expiring August 31, 2009 and $20,382,060 expiring August 31, 2010) remain from Columbia International Stock Fund's merger with Liberty Newport International Equity Fund, Stein Roe International Fund and Columbia International Equity Fund, respectively. The availability of the remaining capital loss carryforwards may be limited in a given year.

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Of the capital loss carryforwards attributable to Columbia Mid Cap Growth Fund, $2,753,684 ($1,376,842 expiring August 31, 2008 and $1,376,842 expiring August 31, 2009) remain from the Columbia Mid Cap Growth Fund's merger with Liberty Mid Cap Growth Fund.

Of the remaining capital loss carryforwards attributable to Columbia Strategic Income Fund, $10,580,464 ($10,580,464 expiring August 31, 2011), $8,684,300 ($8,684,300 expiring August 31, 2009) and $1,896,164 ($1,896,164 expiring August 31, 2009) remain from the Columbia Strategic Investor Fund merger with the Columbia Young Investor Fund. The total capital loss carryforwards acquired in the current year from the Columbia Young Investor Fund were $70,768,728 of which $23,193,954 was permanently lost and $26,413,846 was utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforward from the Columbia Young Investor Fund may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2007, Columbia Conservative High Yield Fund deferred $3,100,004 post-October capital losses attributed to security transactions to September 1, 2007.

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48") on January 31, 2008. FIN 48 requires management to determine whether a tax position of a Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Funds' financial statements and no cumulative effect entry was made as of February 29, 2008. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides the Funds with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia International Stock Fund	0.87%	0.82%	0.77%	0.72%	0.70%	0.68%
Columbia Mid Cap Growth Fund	0.82%	0.75%	0.72%	0.67%	0.67%	0.67%
Columbia Small Cap Growth Fund I	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Real Estate Equity Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

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	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Technology Fund	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Strategic Investor Fund	0.60%	0.55%	0.50%	0.50%	0.50%	0.50%
Columbia Balanced Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Oregon Intermediate Municipal Bond Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Conservative High Yield Fund	0.60%	0.55%	0.52%	0.49%	0.49%	0.49%

For the six month period ended February 29, 2008, the annualized effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Annualized Effective Fee Rate
Columbia International Stock Fund	0.83%
Columbia Mid Cap Growth Fund	0.76%
Columbia Small Cap Growth Fund I	0.87%
Columbia Real Estate Equity Fund	0.75%
Columbia Technology Fund	0.87%
Columbia Strategic Investor Fund	0.56%
Columbia Balanced Fund	0.50%
Columbia Oregon Intermediate Municipal Bond Fund	0.50%
Columbia Conservative High Yield Fund	0.58%

Administration Fee

Columbia provides administrative and other services to Columbia Strategic Investor Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.150%
Over $1 billion	0.125%

For the six month period ended February 29, 2008, the annualized effective administration fee rate was 0.15% of Columbia Strategic Investor Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for each Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Funds also reimbursed Columbia for

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accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended February 29, 2008, the amounts charged to the Funds by affiliates included in the Statements of Operations under "Pricing and bookkeeping fees" were as follows:

Amounts Charged by Affiliates
Columbia International Stock Fund	$4,062
Columbia Mid Cap Growth Fund	4,062
Columbia Small Cap Growth Fund I	4,062
Columbia Real Estate Equity Fund	4,062
Columbia Technology Fund	4,062
Columbia Strategic Investor Fund	4,062
Columbia Balanced Fund	4,062
Columbia Oregon Intermediate Municipal Bond Fund	4,062
Columbia Conservative High Yield Fund	4,062

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive up to 0.10% of Columbia International Stock Fund's transfer agent fee. For the six month period ended February 29, 2008, the Transfer Agent waived transfer agent fees of $646,083. This agreement may be modified or terminated by the Transfer Agent at any time.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statements of Operations. For the six month period ended February 29, 2008, no minimum account balance fees were charged by the Funds.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor") an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the six month period ended February 29, 2008, the Distributor has retained net underwriting discounts on sales of Class A and Class T shares and received net CDSC fees on Class A, Class B, Class C and Class T share redemptions as follows:

Front-End Sales Charge			CDSC
	Class A	Class T	Class A	Class B	Class C
Columbia International Stock Fund	$8,405	$—	$220	$15,195	$1,107
Columbia Mid Cap Growth Fund	16,336	75	1,386	7,062	2,980

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	Front-End Sales Charge	CDSC
	Class A	Class A	Class B	Class C
Columbia Small Cap Growth Fund I	$15,167	$82	$734	$424
Columbia Real Estate Equity Fund	2670	629	7480	855
Columbia Technology Fund	121,107	9,252	14,973	15,855
Columbia Strategic Investor Fund	17,063	2,381	45,213	3,392
Columbia Balanced Fund	5,827	—	4,152	11
Columbia Oregon Intermediate Municipal Bond Fund	118	—	585	—
Columbia Conservative High Yield Fund	616	—	49,882	237

The Funds have adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A (a)	Class B	Class C	Class R
Columbia International Stock Fund	—	0.75%	0.75%	—
Columbia Mid Cap Growth Fund	0.10%	0.75%	0.75%	0.50%
Columbia Small Cap Growth Fund I	0.10%	0.75%	0.75%	—
Columbia Real Estate Equity Fund	0.10%	0.75%	0.75%	—
Columbia Technology Fund	0.10%	0.75%	0.75%	—
Columbia Strategic Investor Fund	—	0.75%	0.75%	—
Columbia Balanced Fund	0.10%	0.75%	0.75%	—
Columbia Oregon Intermediate Municipal Bond Fund	0.10%	0.75%	0.75%	—
Columbia Conservative High Yield Fund	0.10%	0.75%	0.75%	—

	Service Fee
	Class A (a)	Class B	Class C
Columbia International Stock Fund	0.25%	0.25%	0.25%
Columbia Mid Cap Growth Fund	0.25%	0.25%	0.25%
Columbia Small Cap Growth Fund I	0.25%	0.25%	0.25%
Columbia Real Estate Equity Fund	0.25%	0.25%	0.25%
Columbia Technology Fund	0.25%	0.25%	0.25%
Columbia Strategic Investor Fund	0.25%	0.25%	0.25%
Columbia Balanced Fund	0.25%	0.25%	0.25%
Columbia Oregon Intermediate Municipal Bond Fund	0.25%	0.25%	0.25%
Columbia Conservative High Yield Fund	0.25%	0.25%	0.25%

(a)  The Funds may pay distribution and service fees up to a maximum of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for shareholder liaison services and up to 0.10% for distribution services), but will limit such fees to an aggregate fee of not more than 0.25% of each Fund's average daily net assets attributable to Class A shares during the current fiscal year.

Columbia Funds
February 29, 2008 (Unaudited)

The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fees do not exceed the annual rate of 0.65% of the average daily net assets of the Class C shares of Columbia Oregon Intermediate Municipal Bond Fund, and 0.85% of the average daily net assets of the Class C shares of Columbia Conservative High Yield Fund. These arrangements may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

Columbia Mid Cap Growth Fund has adopted shareholder services plans that permit the Fund to pay for certain services provided to Class T shareholders by its financial advisors. The Fund may pay shareholder service fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but such fees will not exceed the Fund's net investment income attributable to Class T shares and Columbia Mid Cap Growth Fund will limit such fees to an aggregate fee of not more than 0.30% for annual Class T shareholder services fees.

Fee Waivers and Expense Reimbursements

Columbia has voluntarily agreed to waive fees and/or reimburse Columbia Technology Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed the annual rate of 1.65% of the Fund's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

Columbia has voluntarily agreed to waive fees and/or reimburse Columbia Strategic Investor Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.98% annually of the Fund's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

Effective November 1, 2007, Columbia has contractually agreed to waive fees and/or reimburse Columbia Oregon Intermediate Municipal Bond Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed the annual rate of 0.50% of the Fund's average daily net assets through December 31, 2008. There is no guarantee that this arrangement will continue after December 31, 2008.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of a fund merger, Columbia Mid Cap Growth Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which is included in "Trustee's fees" in the Statements of Assets and Liabilities. The deferred compensation plan of the acquired fund may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with

Columbia Funds
February 29, 2008 (Unaudited)

the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the six month period ended February 29, 2008, these credits reduced total expenses as follows:

Custody Credits
Columbia International Stock Fund	$99
Columbia Mid Cap Growth Fund	1,072
Columbia Small Cap Growth Fund I	1,503
Columbia Real Estate Equity Fund	1,566
Columbia Technology Fund	2,046
Columbia Strategic Investor Fund	1,774
Columbia Balanced Fund	412
Columbia Oregon Intermediate Municipal Bond Fund	826
Columbia Conservative High Yield Fund	8,565

Note 6. Portfolio Information

For the six month period ended February 29, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia International Stock Fund	$—	$—	$410,267,159	$542,810,199
Columbia Mid Cap Growth Fund	—	—	1,316,962,380	1,485,587,108
Columbia Small Cap Growth Fund I	—	—	313,432,728	264,191,705
Columbia Real Estate Equity Fund	—	—	105,460,842	197,884,985
Columbia Technology Fund	—	—	765,968,413	623,512,793
Columbia Strategic Investor Fund	—	—	493,129,843	532,030,072
Columbia Balanced Fund	13,645,656	10,512,843	83,197,288	87,532,364
Columbia Oregon Intermediate Municipal Bond Fund	—	—	3,457,218	8,142,490
Columbia Conservative High Yield Fund	—	—	115,583,205	266,935,068

Columbia Funds
February 29, 2008 (Unaudited)

Note 7. Redemption Fees

Columbia International Stock Fund assesses a 2.00% redemption fee to shareholders of the Fund who redeem shares within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the six month period ended February 29, 2008, the redemption fees for Class A, Class B, Class C and Class Z shares of Columbia International Stock Fund amounted to $1,933, $173, $185 and $6,759, respectively.

Note 8. Line Of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among participating Funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. An annual operations agency fee of $40,000 is paid for the committed line of credit, while an annual administration fee of $15,000 may be charged for the uncommitted line of credit. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in "Other expenses" in the Statements of Operations.

For the six month period ended February 29, 2008, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate for the Funds that had borrowings during the period were as follows:

	Borrowings	Weighted Average Interest Rate
Columbia International Stock Fund	$1,000,000	4.37%
Columbia Mid Cap Growth Fund	3,000,000	4.69
Columbia Real Estate Equity Fund	1,428,571	5.14

Note 9. Shares Of Beneficial Interest

As of February 29, 2008, the Funds had shareholders that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates had investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia International Stock Fund	1	60.3
Columbia Mid Cap Growth Fund	2	37.3
Columbia Small Cap Growth Fund I	1	7.5
Columbia Real Estate Equity Fund
Columbia Conservative High Yield Fund	1	46.4

As of February 29, 2008, several of the Funds had shareholders that held greater than 5% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the

Columbia Funds
February 29, 2008 (Unaudited)

Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Mid Cap Growth Fund	1	6.8
Columbia Small Cap Growth Fund I	2	20.6
Columbia Real Estate Equity Fund	3	39.6
Columbia Technology Fund	3	31.2
Columbia Strategic Investor Fund	1	7.3
Columbia Balanced Fund	1	12.2
Columbia Oregon Intermediate Municipal Bond Fund	1	10.5
Columbia Conservative High Yield Fund	1	12.9

Note 10. Significant Risks And Contingencies

Unfunded Loans

As of February 29, 2008, Columbia Conservative High Yield Fund had unfunded loan commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitment
Univision Delay Draw	$134,228

Concentration of Credit Risk

Columbia Oregon Intermediate Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. The insurers are rated Aaa by Moody's Investors Services, Inc. ("Moody's) or rated AAA by Standard & Poor's ("S&P"), except for Financial Guaranty Insurance Co. ("FGIC"), which is rated A3 and A by Moody's and S&P, respectively. Subsequent to February 29, 2008, FGIC was downgraded to Baa3 and BB by Moody's and S&P, respectively. FGIC remains under review for possible further rating downgrade.

At February 29, 2008, private insurers who insured greater than 5% of the total net assets of the Columbia Oregon Intermediate Municipal Bond Fund were as follows:

Insurer	% of Total Net Assets
Financial Guaranty Insurance Co.	14.9
MBIA Insurance Corp.	14.2
Financial Security Assurance, Inc.	10.1
Ambac Assurance Corp.	6.5

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration

Columbia Oregon Intermediate Municipal Bond Fund has greater than 5% of its total investments on February 29, 2008 invested in debt obligations issued by the state of Oregon and its political subdivisions, agencies and public authorities. This Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing

Columbia Funds
February 29, 2008 (Unaudited)

in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus

Certain Funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

Tax Development Risk

The U.S. Supreme Court heard an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. If the Supreme Court determines that the U.S. Constitution prohibits states from treating the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds for state income tax purposes, most states likely will revisit the way in which they treat the interest on municipal bonds. This has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends. You should consult your tax advisor to discuss the tax consequences of your investment in the Columbia Oregon Intermediate Municipal Bond Fund. This also has the potential to cause decline in the value of the municipal securities held by the Fund which, in turn, would reduce the value of the Fund's shares.

Columbia Oregon Intermediate Municipal Bond Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuers does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of Columbia Oregon Intermediate Municipal Bond Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

Columbia Funds
February 29, 2008 (Unaudited)

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 12. Shareholder Meeting Results

On February 1, 2008, a Special Meeting (the "Meeting") of Shareholders of Columbia Real Estate Equity Fund (the "Fund") was held to consider the proposal to change the classification of the Fund from "diversified" to "non-diversified," as such terms are defined under the Investment Company Act of 1940, as amended. The vote was as follows:

Votes in favor	186,123,225.391
Votes against	13,575,122.818
Votes abstained	4,879,956.505
Broker non-votes	0

Columbia Funds
February 29, 2008 (Unaudited)

The number of votes necessary to conduct the Meeting was obtained, and the proposal to change the classification of the fund from "diversified" to "non-diversified," as such terms are defined under the 1940 Act, was approved.

Note 13. Business Combinations & Mergers

Business Combinations and Mergers

On September 15, 2006, Columbia Marsico Mid Cap Growth Fund, a series of Columbia Funds Series Trust, merged into Columbia Mid Cap Growth Fund. Columbia Mid Cap Growth Fund received a tax-free transfer of assets from Columbia Marsico Mid Cap Growth Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
23,857,869	$586,999,596	$69,562,262
Net Assets of Columbia Mid Cap Growth Fund Prior to Combination	Net Assets of Columbia Marsico Mid Cap Growth Fund Immediately Prior to Combination	Net Assets of Columbia Mid Cap Growth Fund Immediately After Combination
$865,801,321	$586,999,596	$1,452,800,917

1  Unrealized appreciation is included in the Net Assets Received.

On September 22, 2006, Columbia Young Investor Fund, a separate series of Columbia Funds Series Trust I, merged into Columbia Strategic Investor Fund. Columbia Strategic Investor Fund received a tax-free transfer of assets from Columbia Young Investor Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
38,899,211	$720,344,551	$99,182,704
Net Assets of Columbia Strategic Investor Fund Prior to Combination	Net Assets of Columbia Young Investor Fund Immediately Prior to Combination	Net Assets of Columbia Strategic Investor Fund Immediately After Combination
$439,343,046	$720,344,551	$1,159,687,597

1  Unrealized appreciation is included in the Net Assets Received.

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each fund through May 31, 2007 relative to that of a peer group selected by an independent third-party data provider for purposes of performance comparisons. Specifically, Columbia Balanced Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period, in the third quintile for the three- and five-year periods, and in the third quintile for the ten-year period; Columbia Conservative High Yield Fund's performance was in the fifth quintile for the one-, three- and five-year periods, and in the second quintile for the ten-year period (the Trustees noted that the Fund's performance relative to other high yield funds was consistent with its greater emphasis on securities rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's and unrated securities determined by Columbia to be of comparable quality); Columbia International Stock Fund's performance was in the third quintile for the one- , three and five-year periods, and in the second quintile for the ten-year period; Columbia Mid Cap Growth Fund's performance was in the third quintile for the one-, five- and ten-year periods, and in the first quintile for the three-year period; Columbia Oregon Intermediate Municipal Bond Fund's performance was in the second quintile for the one-year period, and the first quintile for the three-, five- and ten-year periods; Columbia Real Estate Equity Fund's performance was in the fifth quintile for the one-, three-, and five-year periods, and in the fourth quintile for the ten-year period (the Trustees noted that Columbia had changed the portfolio manager for the Fund in September, 2006); Columbia Small Cap Growth Fund I's performance was in the second quintile for the one-year period, and in the first quintile for the three-, five- and ten-year periods; Columbia Strategic Investor Fund's performance was in the second quintile for the one- and three-year periods, and in the first quintile for the five-year period; and Columbia Technology Fund's performance was in the fourth quintile for the one-year period, and in the first quintile for the three and five-year periods.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds. The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for purposes of expense comparisons. Specifically, Columbia Balanced Fund's total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile); Columbia Conservative High Yield Fund's total expenses were in the second quintile and actual management fees were in the third quintile; Columbia International Stock Fund's total expenses were in the first quintile and actual management fees were in the third quintile; Columbia Mid Cap Growth Fund's total expenses were in the first quintile and actual management fees were in the fourth quintile; Columbia Oregon Intermediate Municipal Bond Fund's total expenses were in the third quintile and actual management fees were in the first quintile; Columbia Real Estate Equity Fund's total expenses and actual management fees were in the second quintile; Columbia Small Cap Growth Fund I's total expenses and actual management fees were in the second quintile; Columbia Strategic Investor Fund's total expenses were in the third quintile and actual management fees were in the fourth quintile; and Columbia Technology Fund's total expenses were in the first quintile and actual management fees were in the third quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the draft report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, Inc., and
Columbia Funds Distributor, Inc.

October 15, 2007

I. Overview

Columbia Management Advisors, LLC ("CMA") and Columbia Funds Distributors, Inc.1 ("CMD") agreed on February 9, 2005 to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and together with all such funds or a group of such funds as the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year's report (the "2006 Report") was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.  The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund's performance is ranked relative to comparable funds tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds' performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.  The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees' Fee and Performance Evaluation Process

9.  The Trustees' evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.  CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

12.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG's costs incurred in providing services to the Funds than did asset-based allocation.

13.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.  In 2006, CMG's complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.  CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America ("PB" or "Private Bank"), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

3)  Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a "Review Fund."

5)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)  Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)  Uniformity of universes across reporting periods. CMA, based on consultations with its CIO's, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year's performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)  Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund's performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund's A shares.

9)  Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG's proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.  Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

  Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.  Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

  Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.  Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

  Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees. .

4.  Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

  Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.  Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

  Status: We continue to believe that such a statement would help the Trustees understand CMG's business better and place the fund-by-fund profitability reports in context.

6.  Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

  Status: CMG provided various summary statements of operations.

7.  Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG's profitability.

  Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report – Columbia Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about a fund. Read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

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One Financial Center
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Investment Advisor

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100 Federal Street
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Columbia Management®

Columbia Funds

Semiannual Report, February 29, 2008

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SHC-44/151020-0208 (04/08) 08/54227

Semiannual Report

February 29, 2008

Columbia Greater China Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message – Columbia Greater China Fund

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the portfolio manager’s summary on the following page. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past six months and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as your investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach – Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus – At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month cumulative return as of 02/29/08

-2.61% Class A shares (without sales charge)

0.42% MSCI China Index

-0.65% Hang Seng Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data are gathered from reliable sources. Morningstar cannot guarantee completeness and accuracy. Information shown is as of 01/31/08.

Summary

■

For the six-month period that ended February 29, 2008, Class A shares of Columbia Greater China Fund returned negative 2.61% without sales charge. This was less than the 0.42% return of the MSCI China Index, the fund’s benchmark. The fund’s return was less than the negative 0.65% return of the Hang Seng Index, an index that tracks the performance of Hong Kong stocks, which are not included in the MSCI China Index.[1] The fund outperformed the negative 3.75% average of its peer group, the Lipper China Region Funds Classification.[2] Most of the fund’s assets were invested in China, where poor stock performance in the real estate and consumer staples sectors detracted from return.

■

During the period, the Chinese Government became increasingly concerned about the potential for an economic overheating and rising inflation. In the wake of a rapidly rising consumer price index, the government instituted price controls in areas such as food and utilities tariffs and planned to boost the supply of government subsidized housing. The government’s actions were negative for the property and consumer staples stocks in the portfolio, and Guangzhou R&F Properties and China Mengniu Dairy Company produced disappointing results. The fund’s underweight in utilities, an underperforming area, was helpful, as the government’s inflation-fighting policy imposed tariffs on utility companies, which faced rising costs because of higher energy prices. On a more positive note, an overweight in oil and coal companies benefited return. Performance was buoyed by investments in Hong Kong, which accounted for about 5% of net assets. Real estate company Sun Hung Kai Properties was particularly noteworthy. As global economic growth slowed, we sold most of the fund’s investments in Taiwan, which were focused on technology, an area that historically has been tied to the economic cycle.

■

We believe that China’s economic growth will slow modestly but remain at a buoyant level in 2008, if the government maintains its emphasis on infrastructure development and the upward trend in domestic consumption continues. We believe Hong Kong’s ties to domestic growth in China may provide attractive investment opportunities.

Portfolio Management

Jasmine Huang has co-managed the fund since May 2005 and has been with the advisor and its predecessors or affiliate organizations since September 2003.

Fred Copper has co-managed the fund since October 2005 and has been with the advisor and its predecessors or affiliate organizations since September 2005.

The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. A portfolio of stocks from a single region poses additional risks due to limited diversification.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

[1]

The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Index is an index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Performance Information – Columbia Greater China Fund

Annual operating expense ratio (%)*

Class A	1.61
Class B	2.36
Class C	2.36
Class Z	1.36

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)
Class A	56.83
Class B	55.51
Class C	56.24
Class Z	58.99

Distributions declared per share

09/01/07 – 02/29/08 ($)
Class A	0.49
Class B	0.09
Class C	0.09
Class Z	0.63

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)
Sales Charge	without	with
Class A	43,777	41,260
Class B	40,670	40,670
Class C	41,166	41,166
Class Z	46,005	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Greater China Fund during the stated time period and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 02/29/08 (%)
Share class	A		B		C		Z
Inception	05/16/97		05/16/97		05/16/97		05/16/97
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	-2.61	-8.21	-2.97	-7.81	-2.98	-3.95	-2.51
1-year	41.88	33.72	40.84	35.84	40.80	39.80	42.22
5-year	34.65	33.07	33.64	33.51	33.62	33.62	35.70
10-year	15.91	15.23	15.06	15.06	15.20	15.20	16.49

Average annual total return as of 03/31/08 (%)
Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	-24.45	-28.80	-24.73	-28.49	-24.73	-25.48	-24.37
1-year	26.16	18.91	25.26	20.26	25.27	24.27	26.49
5-year	33.37	31.80	32.39	32.26	32.36	32.36	34.24
10-year	14.98	14.30	14.14	14.14	14.28	14.28	15.56

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume the reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future.

2

Understanding Your Expenses – Columbia Greater China Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

09/01/07 – 02/29/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.89	1,017.60	7.17	7.32	1.46
Class B	1,000.00	1,000.00	970.31	1,024.86	10.83	11.13	2.21
Class C	1,000.00	1,000.00	970.21	1,013.87	10.83	11.07	2.21
Class Z	1,000.00	1,000.00	974.89	1,018.85	5.94	6.07	1.21

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Financial Statements – Columbia Greater China Fund

February 29, 2008

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses the classes’ performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

4

Investment Portfolio – Columbia Greater China Fund

February 29, 2008 (Unaudited)

Common Stocks – 99.0%

		Shares	Value ($)
Consumer Discretionary – 6.9%
Automobiles – 2.6%	Dongfeng Motor Group Co., Ltd., Class H	9,032,000	5,469,360
	Great Wall Motor Co., Ltd., Class H	2,305,182	2,680,551

	Automobiles Total		8,149,911

Distributors – 2.6%	China Resources Enterprise Ltd.	1,140,000	4,034,911
	Li & Fung Ltd.	1,199,600	4,312,259

	Distributors Total		8,347,170

Hotels, Restaurants & Leisure – 0.1%	Home Inns & Hotels Management, Inc., ADR (a)	15,005	407,836

	Hotels, Restaurants & Leisure Total		407,836

Multiline Retail – 0.6%	New World Department Store China Ltd. (a)	1,438,000	1,858,210

	Multiline Retail Total		1,858,210

Specialty Retail – 1.0%	Esprit Holdings Ltd.	257,200	3,196,522

	Specialty Retail Total		3,196,522

Consumer Discretionary Total			21,959,649

Consumer Staples – 2.3%
Beverages – 0.3%	Yantai Changyu Pioneer Wine Co., Class B	148,310	959,463

	Beverages Total		959,463

Food Products – 1.8%	China Mengniu Dairy Co., Ltd.	1,666,000	4,484,268
	China Milk Products Group Ltd.	1,997,000	1,190,724

	Food Products Total		5,674,992

Personal Products – 0.2%	China Flavors & Fragrances Co., Ltd.	1,776,000	677,547

	Personal Products Total		677,547

Consumer Staples Total			7,312,002

Energy – 23.4%
Oil, Gas & Consumable Fuels – 23.4%	China Coal Energy Co., Class H	512,000	1,127,943
	China Petroleum & Chemical Corp., Class H	13,160,000	14,319,869
	China Shenhua Energy Co., Ltd., Class H	2,036,500	10,382,589
	CNOOC Ltd.	10,384,500	17,353,625
	PetroChina Co., Ltd., Class H	17,048,000	24,999,565
	Yanzhou Coal Mining Co., Ltd., Class H	3,736,000	6,165,721

	Oil, Gas & Consumable Fuels Total		74,349,312

Energy Total			74,349,312

See Accompanying Notes to Financial Statements.

5

Columbia Greater China Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Financials – 27.8%
Commercial Banks – 12.2%	Bank of China Ltd., Class H	15,436,000	6,458,785
	China Merchants Bank Co., Ltd., Class H	4,718,300	16,147,436
	Industrial & Commercial Bank of China, Class H	23,412,000	16,208,552

	Commercial Banks Total		38,814,773

Insurance – 7.6%	China Life Insurance Co., Ltd., Class H	5,387,000	21,025,393
	Ping An Insurance (Group) Co., Ltd., Class H	424,500	3,192,070

	Insurance Total		24,217,463

Real Estate Management & Development – 8.0%	Cheung Kong Holdings Ltd.	138,000	2,062,764
	China Merchants Property Development Co., Ltd.	572,036	2,038,853
	Guangzhou R&F Properties Co. Ltd., Class H	3,114,000	9,377,483
	Shui On Land Ltd.	1,931,500	1,824,698
	Sino-Ocean Land Holdings Ltd. (a)	276,000	286,970
	Soho China Ltd. (a)	105,000	80,641
	Sun Hung Kai Properties Ltd.	149,000	2,599,604
	Swire Pacific Ltd., Class A	372,500	4,260,813
	Yanlord Land Group Ltd.	1,497,000	2,665,213

	Real Estate Management & Development Total		25,197,039

Financials Total			88,229,275

Health Care – 1.0%
Health Care Equipment & Supplies – 0.6%	Mindray Medical International Ltd., ADR	52,577	1,929,576

	Health Care Equipment & Supplies Total		1,929,576

Pharmaceuticals – 0.4%	China Shineway Pharmaceutical Group Ltd.	2,147,000	1,372,544

	Pharmaceuticals Total		1,372,544

Health Care Total			3,302,120

Industrials – 12.4%
Construction & Engineering – 0.6%	China Communications Construction Co., Ltd., Class H	776,425	1,981,324

	Construction & Engineering Total		1,981,324

Electrical Equipment – 5.2%	China High Speed Transmission Equipment Group Co. Ltd. (a)	74,000	133,626
	Dongfang Electrical Machinery Co., Ltd., Class H	502,000	2,976,600
	Harbin Power Equipment, Class H	2,640,000	5,850,809
	Shanghai Electric Group Co., Ltd., Class H	4,910,000	3,463,013
	Wasion Meters Group Ltd.	3,342,000	1,795,717
	Zhuzhou CSR Times Electric Co., Ltd., Class H	1,783,000	2,182,880

	Electrical Equipment Total		16,402,645

See Accompanying Notes to Financial Statements.

6

Columbia Greater China Fund

February 29, 2008 (Unaudited)

Common Stocks (continued)

		Shares	Value ($)
Industrials (continued)
Machinery – 1.5%	Enric Energy Equipment Holdings Ltd. (a)	1,078,000	1,189,935
	Xinjiang Tianye Water Saving Irrigation System Co., Ltd., Class H	2,572,000	832,125
	Yangzijiang Shipbuilding Holdings Ltd. (a)	3,530,000	2,638,321

	Machinery Total		4,660,381

Marine – 2.2%	China Shipping Development Co. Ltd., Class H	2,316,000	7,147,571

	Marine Total		7,147,571

Transportation Infrastructure – 2.9%	China Merchants Holdings International Co., Ltd.	852,000	4,570,300
	Jiangsu Expressway Co., Ltd., Class H	2,648,000	2,409,818
	Zhejiang Expressway Co., Ltd., Class H	2,334,000	2,290,191

	Transportation Infrastructure Total		9,270,309

Industrials Total			39,462,230

Information Technology – 2.0%
Software – 2.0%	Kingdee International Software Group Co. Ltd.	1,469,000	1,084,456
	Perfect World Co., Ltd., ADR (a)	199,849	5,401,918

	Software Total		6,486,374

Information Technology Total			6,486,374

Materials – 3.3%
Metals & Mining – 3.3%	Aluminum Corp. of China Ltd., Class H	5,198,000	10,090,088
	Hidili Industry International Development Ltd. (a)	136,000	235,185

	Metals & Mining Total		10,325,273

Materials Total			10,325,273

Telecommunication Services – 19.9%
Diversified Telecommunication Services – 2.4%	China Telecom Corp., Ltd., Class H	10,110,000	7,537,657

	Diversified Telecommunication Services Total		7,537,657

Wireless Telecommunication Services – 17.5%	China Mobile Ltd.	3,690,500	55,527,379

	Wireless Telecommunication Services Total		55,527,379

Telecommunication Services Total			63,065,036
	Total Common Stocks (cost of $167,336,779)		314,491,271

See Accompanying Notes to Financial Statements.

7

Columbia Greater China Fund

February 29, 2008 (Unaudited)

	Par ($)	Value ($)
Short-Term Obligation – 0.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 02/29/08, due 03/03/08 at 1.770%, collateralized by a U.S. Treasury Obligation maturing 08/15/14, market value $2,677,588 (repurchase proceeds $2,622,387)	2,622,000	2,622,000

Total Short-Term Obligation (cost of $2,622,000)		2,622,000

	Total Investments – 99.8% (cost of $169,958,779)(b)	317,113,271

Other Assets & Liabilities, Net – 0.2%		684,784

Net Assets – 100.0%		317,798,055

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $169,958,779.

The Fund was invested in the following countries at February 29, 2008:

Country	Value	% of Total Investments
China	$216,875,606	68.4
Hong Kong	94,977,344	30.0
Singapore	2,638,321	0.8
United States *	2,622,000	0.8

	$317,113,271	100.0%

*	Represents short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

At February 29, 2008, the Fund held investments in the following sectors:

Sector	% of Net Assets
Financials	27.8
Energy	23.4
Telecommunication Services	19.9
Industrials	12.4
Consumer Discretionary	6.9
Materials	3.3
Consumer Staples	2.3
Information Technology	2.0
Health Care	1.0

99.0
Short-Term Obligation	0.8
Other Assets & Liabilities, Net	0.2

100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

8

Statement of Assets and Liabilities – Columbia Greater China Fund

February 29, 2008 (Unaudited)

		($)
Assets	Investments, at cost	169,958,779

	Investments, at value	317,113,271
	Cash	196
	Foreign currency (cost of $10,390)	10,633
	Receivable for:
	Investments sold	466,127
	Fund shares sold	1,087,219
	Interest	129
	Other assets	7,866
	Trustees’ deferred compensation plan	19,963

	Total Assets	318,705,404

Liabilities	Payable for:
	Fund shares repurchased	464,069
	Investment advisory fee	238,901
	Transfer agent fee	36,443
	Pricing and bookkeeping fees	4,162
	Trustees’ fees	433
	Custody fee	4,017
	Distribution and service fees	101,584
	Chief compliance officer expenses	111
	Trustees’ deferred compensation plan	19,963
	Other liabilities	37,666

	Total Liabilities	907,349

	Net Assets	317,798,055

Net Assets Consist of	Paid-in capital	172,284,683
	Overdistributed net investment income	(2,950,530)
	Accumulated net realized gain	1,309,166
	Net unrealized appreciation on:
	Investments	147,154,492
	Foreign currency translations	244

	Net Assets	317,798,055

See Accompanying Notes to Financial Statements.

9

Statement of Assets and Liabilities (continued) – Columbia Greater China Fund

February 29, 2008 (Unaudited)

		($)
Class A	Net assets	$183,439,590
	Shares outstanding	3,228,051
	Net asset value per share	$56.83	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$60.30	(b)

Class B	Net assets	$29,765,633
	Shares outstanding	536,247
	Net asset value and offering price per share	$55.51	(a)

Class C	Net assets	$52,796,071
	Shares outstanding	938,695
	Net asset value and offering price per share	$56.24	(a)

Class Z	Net assets	$51,796,761
	Shares outstanding	878,013
	Net asset value, offering and redemption price per share	$58.99	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and / or any applicable redemption fee.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

Statement of Operations – Columbia Greater China Fund

For the Six Months Ended February 29, 2008 (Unaudited)

		($)
Investment Income	Dividends	1,793,216
	Interest	250,258
	Foreign tax withheld	(602)

	Total Investment Income	2,042,872

Expenses	Investment advisory fee	1,774,185
	Distribution fee:
	Class B	139,997
	Class C	231,529
	Service fee:
	Class A	265,341
	Class B	46,665
	Class C	77,176
	Transfer agent fee	172,417
	Pricing and bookkeeping fees	51,962
	Trustees’ fees	14,972
	Custody fee	135,909
	Chief compliance officer expenses	317
	Prepaid insurance	3,885
	Other expenses	104,961

	Total Expenses	3,019,316

	Expense reductions	(31)

	Net Expenses	3,019,285

	Net Investment Loss	(976,413)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	2,089,934
	Foreign currency transactions	(16,194)

	Net realized gain	2,073,740

	Net change in unrealized appreciation (depreciation) on:
	Investments	(15,861,739)
	Foreign currency translations	6

	Net change in unrealized depreciation	(15,861,733)

	Net Loss	(13,787,993)

	Net Decrease Resulting from Operations	(14,764,406)

See Accompanying Notes to Financial Statements.

11

Statement of Changes in Net Assets – Columbia Greater China Fund

Increase (Decrease) in Net Assets:		(Unaudited) Six Months Ended February 29, 2008 ($)	Year Ended August 31, 2007 ($)
Operations	Net investment income (loss)	(976,413)	995,475
	Net realized gain on investments and foreign currency	2,073,740	23,371,483
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(15,861,733)	117,684,130

	Net Increase (Decrease) Resulting from Operations	(14,764,406)	142,051,088

Distributions to Shareholders	From net investment income:
	Class A	(1,643,994)	(768,683)
	Class B	(56,049)	(4,865)
	Class C	(92,507)	(6,946)
	Class Z	(590,510)	(232,689)

	Total Distributions to Shareholders	(2,383,060)	(1,013,183)

Share Transactions	Class A:
	Subscriptions	65,915,999	66,437,292
	Distributions reinvested	1,325,719	586,557
	Redemptions	(53,660,977)	(53,775,840)

	Net Increase	13,580,741	13,248,009

	Class B:
	Subscriptions	6,762,965	8,367,025
	Distributions reinvested	40,963	3,540
	Redemptions	(9,502,305)	(7,077,338)

	Net Increase (decrease)	(2,698,377)	1,293,227

	Class C:
	Subscriptions	21,002,764	21,967,604
	Distributions reinvested	68,134	4,881
	Redemptions	(17,340,516)	(14,578,840)

	Net Increase	3,730,382	7,393,645

	Class Z:
	Subscriptions	21,991,360	27,795,899
	Distributions reinvested	401,400	144,105
	Redemptions	(20,531,058)	(16,531,539)

	Net Increase	1,861,702	11,408,465
	Net Increase from Share Transactions	16,474,448	33,343,346
	Redemption fees	226,758	145,677

	Total Increase (Decrease) in Net Assets	(446,260)	174,526,928

Net Assets	Beginning of period	318,244,315	143,717,387
	End of period	317,798,055	318,244,315
	Undistributed (overdistributed) net investment income at end of period	(2,950,530)	408,943

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets (continued) – Columbia Greater China Fund

		(Unaudited) Six Months Ended February 29, 2008	Year Ended August 31, 2007
Changes in Shares	Class A:
	Subscriptions	986,757	1,598,093
	Issued for distributions reinvested	19,702	14,734
	Redemptions	(838,890)	(1,200,888)

	Net Increase	167,569	411,939

	Class B:
	Subscriptions	100,722	201,821
	Issued for distributions reinvested	622	91
	Redemptions	(149,913)	(168,647)

	Net Increase (decrease)	(48,569)	33,265

	Class C:
	Subscriptions	308,374	527,396
	Issued for distributions reinvested	1,022	123
	Redemptions	(265,479)	(337,174)

	Net Increase	43,917	190,345

	Class Z:
	Subscriptions	307,717	625,073
	Issued for distributions reinvested	5,749	3,492
	Redemptions	(302,053)	(360,691)

	Net Increase	11,413	267,874

See Accompanying Notes to Financial Statements.

13

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31,
Class A Shares			2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$58.78		$31.90		$24.68		$20.64		$17.88		$14.29

Income from Investment Operations:
Net investment income (loss) (a)	(0.11)		0.26		0.26		0.31		0.17		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(1.35)		26.86		7.41		3.94		2.70		3.53

Total from Investment Operations	(1.46)		27.12		7.67		4.25		2.87		3.67

Less Distributions to Shareholders:
From net investment income	(0.49)		(0.24)		(0.45)		(0.21)		(0.11)		(0.08)

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)	—

Net Asset Value, End of Period	$56.83		$58.78		$31.90		$24.68		$20.64		$17.88
Total return (c)	(2.61	)%(d)	85.39%		31.55	%(e)(f)	20.66%		16.11%		25.84	%(e)

Ratios to Average Net Assets/Supplemental Data:
Expenses before interest expense (g)	1.46	%(h)	1.59%		1.73%		1.76%		1.89%		2.15%
Interest expense	—		—	%(i)	—		—		—		—	%(i)
Net expenses (g)	1.46	%(h)	1.59%		1.73%		1.76%		1.89%		2.15%
Waiver/Reimbursement	—		—		0.01%		—		—		0.37%
Net investment income (loss) (g)	(0.37	)%(h)	0.61%		0.93%		1.35%		0.84%		0.97%
Portfolio turnover rate	3	%(d)	36%		32%		24%		25%		33%
Net assets, end of period (000’s)	$183,440		$179,902		$84,492		$53,975		$47,282		$42,685

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31,
Class B Shares			2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$57.29		$31.14		$24.11		$20.18		$17.51		$14.02

Income from Investment Operations:
Net investment income (loss) (a)	(0.31)		(0.06)		0.05		0.14		0.05		0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(1.38)		26.22		7.25		3.85		2.62		3.45

Total from Investment Operations	(1.69)		26.16		7.30		3.99		2.67		3.49

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.01)		(0.27)		(0.06)		—		—

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)	—

Net Asset Value, End of Period	$55.51		$57.29		$31.14		$24.11		$20.18		$17.51
Total return (c)	(2.97	)%(d)	84.01%		30.57	%(e)(f)	19.77%		15.25%		24.89	%(e)
Ratios to Average Net Assets/Supplemental Data:
Expenses before interest expense (g)	2.21	%(h)	2.34%		2.48%		2.51%		2.64%		2.90%
Interest expense	—		—	%(i)	—		—		—		—	%(i)
Net expenses (g)	2.21	%(h)	2.34%		2.48%		2.51%		2.64%		2.90%
Waiver/Reimbursement	—		—		0.01%		—		—		0.37%
Net investment income (loss) (g)	(1.07	)%(h)	(0.14)%		0.19%		0.60%		0.23%		0.30%
Portfolio turnover rate	3	%(d)	36%		32%		24%		25%		33%
Net assets, end of period (000’s)	$29,766		$33,502		$17,176		$12,680		$10,471		$5,121

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31,
Class C Shares			2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$58.05		$31.56		$24.43		$20.45		$17.76		$14.22

Income from Investment Operations:
Net investment income (loss) (a)	(0.32)		(0.07)		0.05		0.14		0.04		0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(1.40)		26.57		7.35		3.90		2.65		3.49

Total from Investment Operations	(1.72)		26.50		7.40		4.04		2.69		3.54

Less Distributions to Shareholders:
From net investment income	(0.09)		(0.01)		(0.27)		(0.06)		—		—

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)	—

Net Asset Value, End of Period	$56.24		$58.05		$31.56		$24.43		$20.45		$17.76
Total return (c)	(2.98	)%(d)	83.97%		30.58	%(e)(f)	19.75%		15.15%		24.89	%(e)

Ratios to Average Net Assets/Supplemental Data:
Expenses before interest expense (g)	2.21	%(h)	2.34%		2.48%		2.51%		2.64%		2.90%
Interest expense	—		—	%(i)	—		—		—		—	%(i)
Net expenses (g)	2.21	%(h)	2.34%		2.48%		2.51%		2.64%		2.90%
Waiver/Reimbursement	—		—		0.01%		—		—		0.37%
Net investment income (loss) (g)	(1.12	)%(h)	(0.17)%		0.20%		0.60%		0.20%		0.35%
Portfolio turnover rate	3	%(d)	36%		32%		24%		25%		33%
Net assets, end of period (000’s)	$52,796		$51,938		$22,229		$13,853		$9,436		$3,316

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error.
This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31,
Class Z Shares			2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$61.05		$33.10		$25.59		$21.38		$18.51		$14.41

Income from Investment Operations:
Net investment income (loss) (a)	(0.03)		0.37		0.37		0.40		0.22		0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(1.40)		27.90		7.65		4.07		2.81		4.10

Total from Investment Operations	(1.43)		28.27		8.02		4.47		3.03		4.21

Less Distributions to Shareholders:
From net investment income	(0.63)		(0.32)		(0.51)		(0.26)		(0.16)		(0.12)

Redemption fees:
Redemption fees added to paid-in-capital	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)	—	(a)(b)	0.01

Net Asset Value, End of Period	$58.99		$61.05		$33.10		$25.59		$21.38		$18.51
Total return (c)	(2.51	)%(d)	85.88%		31.86	%(e)(f)	21.00%		16.44%		29.51	%(e)

Ratios to Average Net Assets/Supplemental Data:
Expenses before interest expense (g)	1.21	%(h)	1.34%		1.48%		1.51%		1.64%		1.90%
Interest expense	—		—	%(i)	—		—		—		—	%(i)
Net expenses (g)	1.21	%(h)	1.34%		1.48%		1.51%		1.64%		1.90%
Waiver/Reimbursement	—		—		0.01%		—		—		0.37%
Net investment income (loss) (g)	(0.11	)%(h)	0.82%		1.25%		1.60%		1.06%		0.70%
Portfolio turnover rate	3	%(d)	36%		32%		24%		25%		33%
Net assets, end of period (000’s)	$51,797		$52,903		$19,821		$9,012		$5,182		$1,996

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error.
This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia Greater China Fund

February 29, 2008 (Unaudited)

Note 1. Organization

Columbia Greater China Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a non-diversified fund. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision

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February 29, 2008 (Unaudited)

of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

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February 29, 2008 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2007 was as follows:

Distributions paid from:
Ordinary Income*	$1,013,183

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 29, 2008, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$155,557,815
Unrealized depreciation	(8,403,323)
Net unrealized appreciation	$147,154,492

The following capital loss carryforwards, determined as of August 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2010	$764,574

Capital loss carryforwards of $23,380,084 were utilized during the year ended August 31, 2007. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (“FIN 48”) on February 29, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund’s financial statements and no cumulative effect adjustment was recorded on February 29, 2008. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.95%
$1 billion to $1.5 billion	0.87%
$1.5 billion to $3 billion	0.82%
$3 billion to $6 billion	0.77%
Over $6 billion	0.72%

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Columbia Greater China Fund

February 29, 2008 (Unaudited)

For the six month period ended February 29, 2008, the Fund’s annualized effective investment advisory fee rate was 0.95% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended February 29, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $4,062.

Transfer Agent Fees

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations.

For the six month period ended February 29, 2008, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended February 29, 2008, the Distributor has retained net underwriting discounts of $870,421 on sales of the Fund’s Class A shares and received net CDSC fees of $1,347, $49,379 and $58,886 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the

21

Columbia Greater China Fund

February 29, 2008 (Unaudited)

maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended February 29, 2008, these custody credits reduced total expenses by $31 for the Fund.

Note 6. Portfolio Information

For the six month period ended February 29, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $27,203,572 and $11,241,563, respectively.

Note 7. Redemption Fees

The Fund assesses a 2.00% redemption fee to shareholders of the Fund who redeem shares held for 60 days or less. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of fund shares. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the six month period ended February 29, 2008, the redemption fees for the Class A, Class B, Class C and Class Z shares of the Fund amounted to $128,978, $22,435, $37,460 and $37,885, respectively.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. An annual operations agency fee of $40,000 is paid for the committed line of credit while an annual administration fee of $15,000 may be charged for the uncommitted line of credit. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in “Other expenses” in the Statement of Operations.

For the six month period ended February 29, 2008, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of February 29, 2008, the Fund had two shareholders that collectively held 15.9% of the Fund’s shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

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Columbia Greater China Fund

February 29, 2008 (Unaudited)

Note 10. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration

Because the Fund’s investments are concentrated in the Greater China Region, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Sector Focus

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or

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Columbia Greater China Fund

February 29, 2008 (Unaudited)

coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

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Board Consideration and Approval of Investment Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held in July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their

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overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Greater China Fund’s performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Greater China Fund’s total expenses and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

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The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the draft report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc. October 15, 2007

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CMD”) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

1	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

2	I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.	The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.	The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees’ Fee and Performance Evaluation Process

9.	The Trustees’ evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes

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measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

12.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs incurred in providing services to the Funds than did asset-based allocation.

13.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.	In 2006, CMG’s complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

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3)	Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a “Review Fund.”

5)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)	Uniformity of universes across reporting periods. CMA, based on consultations with its CIO’s, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)	Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund’s performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund’s A shares.

9)

Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG’s proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense

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cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees. .

4.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

6.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

32

Status: CMG provided various summary statements of operations.

7.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

33

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36

Important Information About This Report

Columbia Greater China Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Greater China Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about a fund. Read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

37

Columbia Greater China Fund

Semiannual Report, February 29, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/151021-0208 (04/08) 08/54054

Semiannual Report

February 29, 2008

Columbia Federal Securities Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message – Columbia Federal Securities Fund

We are pleased to provide this financial report for your Columbia Fund. This document provides information that can help support your investment decision-making. Inside, the portfolio managers discuss the fund’s investment strategies, performance, and how that performance compared to the broader market. It’s been a challenging year for the financial markets, particularly as concerns over a weaker housing market and economic uncertainty make the news headlines daily. For a sense of how Columbia Management’s investment professionals have responded to these issues, I encourage you to read the portfolio manager’s summary on the following page. I believe this discussion reflects Columbia Management’s investment management expertise as well as its commitment to market research and consistent investment performance.

We understand that many factors drove your decision to invest in Columbia funds. Columbia Management’s commitment is to honor that decision by providing investment solutions designed to exceed expectations. As we review the past six months and look forward to those ahead, we hope you will consider how we might support your investment needs beyond the services we provide currently. Some of the many advantages we bring to the table as your investment manager include:

■	Broad and deep investment expertise, including dedicated portfolio management, research and trading

■	Strategically positioned investment disciplines and processes

■	Comprehensive compliance and risk management

■	A team-driven culture that draws upon multiple sources to pursue consistent and superior performance

■	A comprehensive array of investment solutions, including equity, fixed-income and cash strategies

Working for you, and with you

Team approach — Rather than rely on the talent or judgment of one individual, Columbia Management takes a team-oriented approach to investing. We draw from the diverse experiences and insights of our people — including portfolio managers, research analysts and traders — to bring multiple investment perspectives and deep expertise to all of our investment management activities.

Client focus — At Columbia Management, our philosophy and culture are anchored in focused solutions and personal service. We are committed to putting our clients’ interests first and we understand the premium our clients place on reliability — whether it’s related to service, investment performance or risk management. Columbia Management is committed to maintaining high standards of reliability on all counts.

While our asset management capabilities are multifaceted and our investment professionals are multitalented, ultimately, everything we do at Columbia Management has a single purpose: to help investors pursue their most important financial goals. We are honored that you’ve chosen to invest with us and look forward to providing the investment solutions and services necessary to sustain a lasting relationship.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

6-month (cumulative) return as of 02/29/08

6.25% Class A shares (without sales charge)

6.95% Citigroup Government/ Mortgage Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 12/31/07.

Summary

■

For the six-month period that ended February 29, 2008, Columbia Federal Securities Fund Class A shares returned 6.25% without sales charge. The return of the Citigroup Government/Mortgage Index was 6.95%.[1] The average return of the fund’s peer group, the Lipper General U.S. Government Funds Classification[2] average, was 6.40%. The fund’s positioning to the non-agency mortgage sector, while limited, still proved to be a drag on performance versus both the benchmark and the peer group during this period.

■

Many sectors of the bond market were roiled by credit concerns and a sharp reduction in liquidity during the period. Mortgage-backed securities and other risk-oriented sectors sustained significant losses, causing fixed-income investors to flock to the safety of the Treasury and federal agency markets. The fund maintained an underweight position in residential mortgages and limited its holdings of non-federal issuers to just 12% of net assets. In addition, exposure to subprime markets was less than 2% of net assets, following an extensive effort to trim this area of the portfolio.

■

The fund’s maturity profile has been structured to try to take advantage of what we considered to be the “sweet spots” in the yield curve—the maturity ranges that we expected to do the best given the interest rate environment. In that regard, we targeted short-term securities that we believed would benefit from the Federal Reserve Board’s (the Fed’s) short-term interest rate cuts. This positioning aided performance during the period, as the Fed reduced the federal funds rate on four occasions, altogether bringing that closely-watched overnight lending rate from 5.25% down to 3.00%.[3] At the same time, for most of the period we also owned more long-term securities than the index, which aided performance as long-term interest rates declined. We shifted to slightly shorter maturities in early 2008, in part because long-term government bond prices have traditionally shown weakness during the first quarter of the calendar year.

Portfolio Management

Jonathan P. Carlson has co-managed the fund since June 2007 and has been with the advisor and its predecessors or affiliate organizations since June 2007.

Michael Zazzarino has co-managed the fund since December 2007 and has been with the advisor and its predecessors or affiliate organizations since July 2007.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Portfolio characteristics are subject to change periodically and may not be representative of current characteristics.

[1]

The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Government index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

[3]	In March 2008, the federal funds rate was reduced to 2.25%.

1

Performance Information – Columbia Federal Securities Fund

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class Z	0.73

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 02/29/08 ($)
Class A	10.71
Class B	10.71
Class C	10.71
Class Z	10.71

Distributions declared per share

09/01/07 – 02/29/08 ($)
Class A	0.23
Class B	0.19
Class C	0.20
Class Z	0.24

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 03/01/98 – 02/29/08 ($)
Sales charge	without	with
Class A	16,400	15,621
Class B	15,222	15,222
Class C	15,450	15,450
Class Z	16,777	n/a

The table above shows the growth in value of a hypothetical $10,000 investment in each share class of Columbia Federal Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Average annual total return as of 02/29/08 (%)

Share class	A		B		C		Z
Inception	03/30/84		06/08/92		08/01/97		01/11/99
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	6.25	1.20	5.86	0.86	5.93	4.93	6.39
1-year	6.90	1.82	6.10	1.10	6.25	5.25	7.17
5-year	3.73	2.72	2.95	2.60	3.11	3.11	3.98
10-year	5.07	4.56	4.29	4.29	4.45	4.45	5.31

Average annual total return as of 03/31/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
6-month (cumulative)	6.04	1.01	5.65	0.65	5.72	4.72	6.18
1-year	7.20	2.10	6.40	1.40	6.55	5.55	7.47
5-year	3.85	2.84	3.08	2.73	3.23	3.23	4.11
10-year	5.08	4.57	4.30	4.30	4.45	4.45	5.32

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

Class Z is a newer class of shares. Class Z share performance information includes returns of the fund’s Class A shares (the oldest existing fund class) for periods prior to the inception of the Class Z shares. These returns have not been adjusted to reflect any difference in expenses (such as Rule 12b-1 fees) between the predecessor shares and the newer class of shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class of shares would have been different. Class A shares were initially offered on March 30, 1984, Class B shares were initially offered on June 8, 1992, Class C shares were initially offered on August 1, 1997 and Class Z shares were initially offered on January 11, 1999.

2

Understanding Your Expenses – Columbia Federal Securities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee.

This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

09/01/07 – 02/29/08

	Account value at the beginning of the period		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.51	1,019.89	5.13	5.02	1.00
Class B	1,000.00	1,000.00	1,058.58	1,016.16	8.96	8.77	1.75
Class C	1,000.00	1,000.00	1,059.32	1,016.91	8.19	8.02	1.60
Class Z	1,000.00	1,000.00	1,063.90	1,021.13	3.85	3.77	0.75

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Investment Portfolio – Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Government & Agency Obligations – 45.9%

		Par ($)	Value ($)
U.S. Government Agencies – 4.6%
AID-Israel	5.500% 04/26/24	10,000,000	11,224,000

Federal Home Loan Bank	3.875% 06/14/13(a)	1,750,000	1,786,692
	5.375% 07/17/09(a)	10,000,000	10,417,000

Small Business Administration	5.360% 11/01/26	8,552,062	8,794,229
	7.600% 01/01/12	114,495	116,992
	8.200% 10/01/11	77,034	78,295
	8.250% 11/01/11	184,323	187,807
	8.650% 11/01/14	329,399	345,497
	8.850% 08/01/11	10,801	11,106
	9.150% 07/01/11	66,454	68,259

	U.S. Government Agencies Total		33,029,877

U.S. Government Obligations – 41.3%
U.S. Treasury Bonds	5.500% 08/15/28(a)(b)	23,760,000	27,283,157
	7.125% 02/15/23(a)	11,619,000	15,380,651
	7.250% 08/15/22(a)	2,596,000	3,463,430
	8.750% 08/15/20(a)	11,446,000	16,802,373

U.S. Treasury Notes	4.750% 08/15/17(a)	23,600,000	25,871,500
	5.000% 02/15/11(a)	78,313,000	85,385,604
	6.500% 02/15/10(a)	103,768,000	113,366,540

U.S. Treasury STRIPS	(c) 02/15/09	5,500,000	5,419,914

	U.S. Government Obligations Total		292,973,169
	Total Government & Agency Obligations (cost of $304,775,121)		326,003,046

Mortgage-Backed Securities – 37.6%
Federal Home Loan Mortgage Corp.	5.792% 07/01/19(d)	39,440	39,922
	5.968% 02/01/18(d)	18,773	18,949
	6.159% 05/01/18(d)	26,970	27,239
	7.000% 08/01/29	12	13
	7.500% 08/01/08	68	68
	7.500% 10/01/11	8,240	8,499
	7.500% 03/01/16	7,855	8,169
	8.000% 06/01/09	2,154	2,185
	8.000% 07/01/09	9,945	10,176
	8.000% 09/01/09	14,703	15,107
	8.000% 05/01/10	6,127	6,367
	8.000% 01/01/11	682	686
	8.000% 12/01/11	36,464	37,324
	8.000% 05/01/16	7,008	7,135
	8.000% 04/01/17	59,643	64,010
	8.500% 05/01/09	1,536	1,553
	8.500% 01/01/10	1,687	1,761
	8.500% 03/01/17	5,280	5,746
	8.500% 06/01/17	323	353
	8.500% 09/01/17	17,855	19,238

See Accompanying Notes to Financial Statements.

4

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Federal Home Loan Mortgage Corp. (continued)
8.500% 09/01/20	52,267	56,315
8.750% 08/01/08	77	78
8.750% 10/01/08	298	300
8.750% 03/01/09	6,281	6,495
8.750% 11/01/09	4,443	4,507
9.000% 12/01/08	284	289
9.000% 05/01/09	4,580	4,635
9.000% 06/01/09	459	472
9.000% 07/01/09	22,360	23,184
9.000% 06/01/11	147	157
9.000% 12/01/16	3,498	3,831
9.000% 12/01/18	14,684	15,603
9.000% 01/01/22	73,827	81,910
9.250% 10/01/08	289	293
9.250% 11/01/08	1,961	1,993
9.250% 01/01/10	16,443	16,708
9.250% 03/01/10	5,330	5,643
9.250% 07/01/10	613	638
9.250% 10/01/10	10,951	11,594
9.250% 11/01/10	1,174	1,193
9.250% 10/01/19	16,166	17,893
9.500% 10/01/08	1,019	1,037
9.500% 11/01/08	1,340	1,363
9.500% 02/01/09	2,184	2,227
9.500% 06/01/09	6,667	6,780
9.500% 07/01/09	1,370	1,427
9.500% 08/01/09	4,211	4,387
9.500% 04/01/11	4,091	4,396
9.500% 05/01/12	5,924	6,429
9.500% 04/01/16	1,094	1,205
9.500% 07/01/16	960	1,069
9.500% 09/01/16	1,141	1,260
9.500% 10/01/16	4,898	5,418
9.500% 04/01/18	3,666	3,835
9.500% 06/01/20	464	519
9.500% 09/01/20	368	408
9.500% 06/01/21	10,706	11,854
9.750% 11/01/08	298	303
9.750% 12/01/08	3,070	3,128
9.750% 04/01/09	2,797	2,857
9.750% 09/01/16	7,841	8,776
10.000% 09/01/18	1,581	1,695
10.000% 11/01/19	40,016	47,670
10.250% 06/01/09	835	880
10.250% 09/01/09	2,679	2,793
10.250% 10/01/09	6,975	7,119
10.250% 06/01/10	17,503	18,450
10.250% 10/01/10	9,026	9,212
10.250% 08/01/13	7,658	8,312
10.250% 11/01/13	3,523	3,596

See Accompanying Notes to Financial Statements.

5

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal Home Loan Mortgage Corp. (continued)
	10.500% 01/01/16	65,402	74,864
	10.500% 06/01/17	72,964	81,655
	10.500% 08/01/19	9,774	10,006
	10.500% 09/01/19	8,979	9,501
	10.500% 01/01/20	25,325	30,370
	10.500% 04/01/21	17,458	17,873
	11.250% 10/01/09	6,340	6,733
	11.250% 02/01/10	5,857	6,426
	11.250% 04/01/11	22,216	25,046
	11.250% 10/01/12	5,910	6,049
	11.250% 08/01/13	35,703	37,898
	11.250% 02/01/15	1,925	2,111
	11.250% 09/01/15	13,862	15,882
	11.250% 12/01/15	24,723	29,196
	11.500% 02/01/15	31,627	35,642

Federal National Mortgage Association	5.422% 07/01/27(d)	21,337	21,433
	5.500% 02/01/37	94,250,665	94,835,627
	5.764% 09/01/37(d)	23,999,003	24,546,294
	5.950% 07/01/20(d)	8,454	8,582
	6.000% 12/01/08	204,076	205,418
	6.000% 01/01/09	177,515	178,682
	6.000% 01/01/24	260,450	267,080
	6.000% 02/01/24	127,243	130,733
	6.000% 03/01/24	879,312	903,427
	6.000% 04/01/24	738,556	758,576
	6.000% 05/01/24	247,727	254,521
	6.000% 08/01/24	67,564	69,417
	6.000% 01/01/26	3,597	3,697
	6.000% 03/01/26	65,006	67,090
	6.000% 04/01/26	1,459	1,505
	6.000% 05/01/26	7,135	7,364
	6.000% 11/01/37	32,063,175	32,774,884
	6.077% 06/01/20(d)	20,225	20,550
	6.133% 08/01/19(d)	24,202	24,516
	6.210% 12/01/31(d)	43,670	45,000
	6.276% 12/01/17(d)	14,366	14,705
	6.392% 03/01/18(d)	93,369	95,533
	6.500% 01/01/09	1,868	1,884
	6.500% 02/01/09	841	849
	6.500% 06/01/09	637	652
	6.500% 08/01/10	9,587	9,884
	6.500% 12/01/10	692	714
	6.500% 04/01/11	13,472	14,024
	6.500% 10/01/22	23,846	24,822
	6.500% 09/01/25	41,048	43,066
	6.500% 11/01/25	139,175	146,018
	6.500% 05/01/26	183,379	192,395
	6.500% 09/01/28	11,837	12,392
	6.500% 12/01/28	14,631	15,317

See Accompanying Notes to Financial Statements.

6

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Federal National Mortgage Association (continued)
6.500% 01/01/29	130,412	136,533
6.500% 06/01/29	126,934	132,750
6.500% 11/01/37	48,954,723	50,759,498
6.565% 07/01/16	4,648,329	5,060,358
7.000% 06/01/09	1,473	1,488
7.000% 07/01/10	8,295	8,524
7.000% 09/01/10	7,491	7,739
7.000% 10/01/10	22,045	22,778
7.000% 10/01/12	14,983	15,744
7.000% 11/01/19(d)	2,967	3,019
7.000% 08/01/23	155,811	166,256
7.000% 10/01/23	27,270	29,098
7.000% 11/01/23	55,141	58,836
7.000% 02/01/27	5,649	6,030
7.125% 06/01/19(d)	17,817	18,260
7.199% 08/01/36(d)	19,512	20,069
7.500% 01/01/09	127	128
7.500% 06/01/09	1,455	1,476
7.500% 12/01/09	8,728	8,937
7.500% 02/01/10	703	720
7.500% 06/01/10	2,852	2,946
7.500% 11/01/11	2,869	2,903
7.500% 07/01/13	12,682	13,476
7.500% 12/01/14	588	618
7.500% 01/01/17	37,721	40,966
7.500% 02/01/18	11,498	12,484
7.500% 10/01/23	12,154	13,158
7.500% 12/01/23	52,806	57,170
8.000% 12/01/08	308	313
8.000% 04/01/09	7,726	7,817
8.000% 07/01/09	2,079	2,100
8.000% 03/01/13	2,152	2,343
8.000% 11/01/15	3,863	4,216
8.000% 06/01/25	1,856	2,024
8.000% 08/01/27	24,944	27,226
8.000% 02/01/30	1,735	1,893
8.000% 03/01/30	3,264	3,543
8.000% 08/01/30	2,251	2,443
8.000% 10/01/30	36,012	39,090
8.000% 11/01/30	160,954	174,710
8.000% 12/01/30	50,525	54,843
8.000% 01/01/31	373,678	407,371
8.000% 02/01/31	747	811
8.000% 04/01/31	31,740	34,453
8.000% 05/01/31	42,005	45,582
8.000% 08/01/31	1,870	2,029
8.000% 09/01/31	94,092	102,115
8.000% 12/01/31	12,800	13,890
8.000% 04/01/32	185,134	200,908
8.000% 05/01/32	316,008	342,939

See Accompanying Notes to Financial Statements.

7

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Federal National Mortgage Association (continued)
8.000% 06/01/32	356,737	387,139
8.000% 07/01/32	5,874	6,375
8.000% 08/01/32	7,069	7,672
8.000% 10/01/32	30,352	32,938
8.000% 11/01/32	80,500	87,380
8.000% 02/01/33	109,458	118,786
8.000% 03/01/33	29,469	31,983
8.000% 06/01/33	3,076	3,339
8.500% 06/01/09	2,011	2,037
8.500% 07/01/09	876	883
8.500% 03/01/10	641	648
8.500% 12/01/11	2,675	2,745
8.500% 02/01/15	1,046	1,066
8.500% 05/01/15	6,486	6,750
8.500% 06/01/15	13,095	13,164
8.500% 02/01/17	1,871	2,031
8.500% 07/01/17	3,340	3,453
8.500% 09/01/21	19,317	19,971
9.000% 07/01/08	86	88
9.000% 12/01/08	1,080	1,106
9.000% 01/01/09	180	182
9.000% 05/01/09	29,322	29,946
9.000% 09/01/09	9,327	9,488
9.000% 12/01/09	6,096	6,232
9.000% 04/01/10	821	854
9.000% 06/01/10	2,693	2,739
9.000% 11/01/10	279	290
9.000% 04/01/11	652	663
9.000% 06/01/11	845	865
9.000% 09/01/13	2,444	2,508
9.000% 09/01/14	1,672	1,716
9.000% 04/01/15	6,000	6,329
9.000% 04/01/16	33,718	35,015
9.000% 06/01/16	3,843	3,991
9.000% 07/01/16	2,706	2,971
9.000% 09/01/16	1,416	1,471
9.000% 10/01/16	184	186
9.000% 12/01/16	760	786
9.000% 01/01/17	1,117	1,178
9.000% 02/01/17	21	21
9.000% 05/01/17	133	135
9.000% 06/01/17	2,007	2,071
9.000% 08/01/17	5,215	5,416
9.000% 05/01/18	19,481	19,869
9.000% 09/01/19	1,138	1,182
9.000% 10/01/19	8,821	9,160
9.000% 11/01/19	138	144
9.000% 07/01/20	626	637
9.000% 08/01/21	97,891	101,659
9.000% 06/01/22	2,686	2,833

See Accompanying Notes to Financial Statements.

8

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal National Mortgage Association (continued)
	9.000% 09/01/24	16,556	18,244
	9.500% 12/01/10	2,523	2,571
	9.500% 03/01/11	92	94
	9.500% 03/01/16	8,229	8,614
	9.500% 04/01/16	1,418	1,441
	9.500% 06/01/16	32,455	36,025
	9.500% 02/01/17	1,830	1,967
	9.500% 01/01/19	126,627	139,362
	9.500% 04/01/20	112,831	124,788
	9.500% 07/15/21	304,594	340,092
	9.500% 08/01/21	134,336	150,977
	10.000% 04/01/20	628	709
	10.500% 03/01/14	13,981	14,307
	10.500% 12/01/15	26,981	28,890
	11.000% 08/01/15	23,476	25,177
	TBA,
	5.000% 03/15/38(e)	38,500,000	37,910,488

Government National Mortgage Association	5.625% 08/20/22(d)	5,489	5,535
	6.000% 12/15/10	20,436	20,938
	6.375% 05/20/22(d)	30,249	30,859
	6.375% 06/20/23(d)	19,945	20,356
	6.500% 06/15/23	14,393	15,101
	6.500% 08/15/23	1,709	1,793
	6.500% 09/15/23	16,278	17,078
	6.500% 10/15/23	30,229	31,715
	6.500% 11/15/23	138,519	145,326
	6.500% 12/15/23	51,530	54,062
	6.500% 01/15/24	38,074	39,943
	6.500% 02/15/24	32,109	33,686
	6.500% 03/15/24	92,473	97,014
	6.500% 04/15/24	16,771	17,594
	6.500% 05/15/24	24,449	25,650
	6.500% 07/15/24	105,016	110,175
	6.500% 09/15/25	30,617	32,252
	6.500% 12/15/25	24,674	25,991
	6.500% 01/15/28	20,645	21,728
	6.500% 02/15/28	74,771	78,692
	6.500% 07/15/28	102,137	107,494
	6.500% 08/15/28	80,677	84,909
	6.500% 10/15/28	73,774	77,643
	6.500% 11/15/28	24,621	25,913
	6.500% 12/15/28	183,771	193,411
	6.500% 01/15/29	124,669	130,836
	6.500% 02/15/29	39,282	41,225
	7.000% 03/15/22	8,455	9,086
	7.000% 04/15/22	1,422	1,529
	7.000% 10/15/22	3,167	3,403
	7.000% 11/15/22	8,065	8,667

See Accompanying Notes to Financial Statements.

9

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
7.000% 01/15/23	132,943	142,975
7.000% 03/15/23	1,887	2,029
7.000% 05/15/23	78,122	84,018
7.000% 06/15/23	19,548	21,022
7.000% 07/15/23	5,616	6,040
7.000% 10/15/23	64,641	69,519
7.000% 12/15/23	51,435	55,295
7.000% 01/15/24	1,906	2,049
7.000% 03/15/24	889	956
7.000% 10/15/24	40,986	44,077
7.000% 09/15/25	3,142	3,380
7.000% 10/15/25	109,645	117,959
7.000% 12/15/25	41,129	44,247
7.000% 01/15/26	37,390	40,212
7.000% 02/15/26	47,222	50,786
7.000% 03/15/26	5,290	5,689
7.000% 04/15/26	4,050	4,355
7.000% 05/15/26	1,565	1,683
7.000% 06/15/26	50,383	54,186
7.000% 11/15/26	63,177	67,960
7.000% 12/15/26	761	818
7.000% 01/15/27	3,401	3,657
7.000% 02/15/27	841	904
7.000% 04/15/27	3,995	4,295
7.000% 08/15/27	937	1,007
7.000% 09/15/27	39,271	42,221
7.000% 10/15/27	65,314	70,221
7.000% 11/15/27	169,028	181,724
7.000% 12/15/27	300,928	323,530
7.000% 01/15/28	27,702	29,760
7.000% 02/15/28	49,768	53,508
7.000% 03/15/28	163,082	175,233
7.000% 04/15/28	84,864	91,172
7.000% 05/15/28	40,381	43,383
7.000% 06/15/28	11,036	11,857
7.000% 07/15/28	395,999	425,429
7.000% 09/15/28	18,121	19,468
7.000% 12/15/28	94,392	101,407
7.000% 01/15/29	1,435	1,541
7.000% 02/15/29	2,000	2,148
7.000% 03/15/29	20,815	22,354
7.000% 04/15/29	39,296	42,202
7.000% 05/15/29	28,822	30,955
7.000% 06/15/29	20,422	21,933
7.000% 07/15/29	74,368	79,869
7.000% 08/15/29	40,623	43,629
7.000% 09/15/29	28,570	30,683
7.000% 10/15/29	7,901	8,486
7.500% 04/15/22	18,525	19,988
7.500% 10/15/23	51,053	55,112

See Accompanying Notes to Financial Statements.

10

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
7.500% 08/15/25	128,852	139,251
7.500% 10/15/25	13,562	14,656
7.500% 12/15/25	45,927	49,633
8.000% 11/15/14	20,549	21,881
8.000% 06/20/17	140,512	152,553
8.000% 06/15/22	67,136	73,559
8.000% 02/15/23	79,533	87,214
8.000% 03/20/23	540	590
8.000% 06/15/23	2,176	2,386
8.000% 07/15/23	3,026	3,318
8.000% 07/15/26	51,968	57,078
8.000% 07/15/29	2,857	3,138
8.500% 10/15/09	3,528	3,688
8.500% 12/15/21	4,202	4,639
8.500% 01/15/22	67,751	74,874
8.500% 09/15/22	3,500	3,869
8.500% 11/20/22	41,117	45,276
8.500% 12/15/22	4,358	4,809
8.750% 12/15/21	108,070	117,897
8.850% 01/15/19	41,053	44,914
8.850% 05/15/19	66,432	72,679
9.000% 08/15/08	2,863	2,909
9.000% 09/15/08	10,472	10,637
9.000% 10/15/08	1,456	1,478
9.000% 11/15/08	7,038	7,149
9.000% 12/15/08	5,499	5,585
9.000% 01/15/09	3,143	3,255
9.000% 02/15/09	7,003	7,253
9.000% 03/15/09	23,305	24,079
9.000% 04/15/09	1,258	1,302
9.000% 05/15/09	42,066	43,560
9.000% 06/15/09	27,310	28,280
9.000% 05/15/16	22,136	24,189
9.000% 06/15/16	11,434	12,493
9.000% 07/15/16	24,636	26,922
9.000% 08/15/16	1,177	1,286
9.000% 09/15/16	22,902	25,026
9.000% 10/15/16	41,525	45,377
9.000% 11/15/16	8,648	9,450
9.000% 11/20/16	74,009	80,578
9.000% 12/15/16	989	1,080
9.000% 01/15/17	74,513	81,626
9.000% 02/15/17	1,579	1,730
9.000% 03/20/17	33,195	36,231
9.000% 05/15/17	2,814	3,082
9.000% 06/15/17	26,008	28,491
9.000% 06/20/17	101,766	111,075
9.000% 07/15/17	516	565
9.000% 09/15/17	11,482	12,578
9.000% 10/15/17	11,072	12,078

See Accompanying Notes to Financial Statements.

11

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
9.000% 12/15/17	6,873	7,658
9.000% 04/20/18	82,779	90,444
9.000% 05/20/18	30,465	33,286
9.000% 12/15/19	354	389
9.000% 04/15/20	1,051	1,156
9.000% 05/20/21	1,920	2,105
9.000% 09/15/21	192	211
9.000% 02/15/25	105,468	116,336
9.250% 10/15/16	117,277	128,867
9.250% 05/15/18	15,697	17,362
9.250% 07/15/21	36,084	40,103
9.250% 09/15/21	33,199	36,897
9.500% 06/15/09	27,774	28,878
9.500% 07/15/09	7,357	7,650
9.500% 08/15/09	40,154	41,750
9.500% 09/15/09	31,611	32,867
9.500% 10/15/09	21,221	22,064
9.500% 12/20/24	11,548	12,887
9.500% 01/20/25	7,746	9,072
10.000% 12/15/17	1,376	1,641
10.000% 07/20/18	18,693	22,254
10.000% 11/15/18	530	633
10.000% 12/15/18	436	520
10.000% 03/15/19	460	552
10.000% 11/15/20	12,133	14,598
10.500% 02/15/10	2,614	2,847
10.500% 09/15/10	467	508
10.500% 06/15/11	11,532	12,878
10.500% 06/15/12	12,476	14,236
10.500% 11/15/13	12,422	14,419
10.500% 08/15/15	8,360	9,906
10.500% 09/15/15	19,248	22,810
10.500% 10/15/15	6,791	8,048
10.500% 12/15/15	7,479	8,862
10.500% 01/15/16	28,061	33,520
10.500% 01/20/16	141	166
10.500% 02/15/16	10,425	12,454
10.500% 03/15/16	4,442	5,307
10.500% 07/15/17	12,835	15,398
10.500% 10/15/17	1,827	2,192
10.500% 11/15/17	42,282	50,725
10.500% 12/15/17	65,033	78,023
10.500% 01/15/18	8,760	10,545
10.500% 02/15/18	23,966	28,851
10.500% 03/15/18	37,003	44,542
10.500% 04/15/18	56,718	68,276
10.500% 06/15/18	7,666	9,228
10.500% 07/15/18	46,681	56,193
10.500% 09/15/18	5,564	6,698
10.500% 10/15/18	7,299	8,786

See Accompanying Notes to Financial Statements.

12

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
10.500% 12/15/18	10,060	12,134
10.500% 02/15/19	7,884	9,534
10.500% 03/15/19	2,563	3,100
10.500% 04/15/19	42,612	51,526
10.500% 05/15/19	35,199	42,564
10.500% 06/15/19	46,187	55,774
10.500% 06/20/19	8,388	10,109
10.500% 07/15/19	110,995	134,214
10.500% 07/20/19	5,298	6,385
10.500% 08/15/19	22,024	26,630
10.500% 08/20/19	11,637	13,910
10.500% 09/15/19	15,643	18,915
10.500% 09/20/19	9,995	12,046
10.500% 10/15/19	4,225	5,109
10.500% 12/15/19	24,667	29,827
10.500% 03/15/20	18,880	22,897
10.500% 05/15/20	7,233	8,772
10.500% 07/15/20	19,811	24,028
10.500% 08/15/20	15,393	18,669
10.500% 09/15/20	13,725	16,644
10.500% 10/15/20	142	172
10.500% 11/15/20	2,045	2,480
10.500% 12/15/20	784	951
10.500% 01/15/21	2,725	3,313
10.500% 08/15/21	128,731	154,538
10.625% 05/15/10	4,408	4,807
11.000% 12/15/09	7,268	7,714
11.000% 01/15/10	147	160
11.000% 02/15/10	13,668	14,925
11.000% 03/15/10	4,695	5,139
11.000% 07/15/10	6,923	7,579
11.000% 08/15/10	14,367	15,706
11.000% 09/15/10	22,159	24,210
11.000% 10/15/10	860	941
11.000% 11/15/10	2,960	3,229
11.000% 04/15/11	4,049	4,552
11.000% 02/15/13	1,265	1,407
11.000% 07/15/13	13,157	15,278
11.000% 08/15/15	25,340	30,091
11.000% 09/15/15	21,841	25,937
11.000% 10/15/15	8,072	9,586
11.000% 11/15/15	69,011	81,952
11.000% 12/15/15	48,906	58,076
11.000% 01/15/16	28,135	33,665
11.000% 02/15/16	2,797	3,346
11.000% 03/15/16	3,638	4,354
11.000% 07/15/16	37,420	44,774
11.000% 08/15/18	3,830	4,586
11.000% 09/15/18	56,746	68,245
11.000% 11/15/18	9,518	11,447

See Accompanying Notes to Financial Statements.

13

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
11.000% 12/15/18	33,493	40,280
11.000% 06/20/19	9,721	11,699
11.000% 07/20/19	181	216
11.000% 09/20/19	3,569	4,275
11.000% 12/15/20	11,866	14,362
11.000% 02/15/21	6,767	8,203
11.000% 03/15/21	9,905	12,008
11.500% 03/15/10	1,180	1,298
11.500% 04/15/10	3,241	3,566
11.500% 07/15/10	4,015	4,418
11.500% 09/15/10	18,244	20,074
11.500% 10/15/10	13,563	14,922
11.500% 01/15/13	19,932	23,322
11.500% 02/15/13	58,547	68,839
11.500% 03/15/13	124,225	146,072
11.500% 04/15/13	109,494	128,391
11.500% 05/15/13	129,344	151,989
11.500% 06/15/13	64,007	75,255
11.500% 07/15/13	59,388	69,834
11.500% 08/15/13	18,372	21,604
11.500% 09/15/13	16,993	19,981
11.500% 11/15/13	7,144	8,401
11.500% 01/15/14	3,805	4,526
11.500% 02/15/14	18,345	21,819
11.500% 08/15/15	3,208	3,852
11.500% 09/15/15	11,349	13,116
11.500% 10/15/15	18,069	21,730
11.500% 11/15/15	6,696	8,041
11.500% 12/15/15	6,340	7,614
11.500% 01/15/16	6,892	8,343
11.500% 02/15/16	6,157	7,453
11.500% 02/20/16	9,325	11,251
11.500% 03/15/16	959	1,160
11.500% 11/15/17	7,998	9,740
11.500% 12/15/17	3,560	4,335
11.500% 01/15/18	4,147	5,076
11.500% 02/15/18	3,705	4,535
11.500% 02/20/18	1,031	1,257
11.500% 05/15/18	6,694	8,193
11.500% 11/15/19	5,532	6,803
11.750% 07/15/13	23,495	27,809
11.750% 07/15/15	39,496	46,797
12.000% 11/15/12	3,754	4,384
12.000% 12/15/12	93,729	109,454
12.000% 01/15/13	79,031	94,182
12.000% 02/15/13	44,392	52,807
12.000% 03/15/13	8,447	10,071
12.000% 05/15/13	6,994	8,340
12.000% 08/15/13	20,032	23,887
12.000% 09/15/13	57,935	69,085

See Accompanying Notes to Financial Statements.

14

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
12.000% 09/20/13	1,996	2,372
12.000% 10/15/13	6,405	7,636
12.000% 12/15/13	10,482	12,498
12.000% 01/15/14	18,827	22,714
12.000% 01/20/14	2,380	2,838
12.000% 02/15/14	55,844	67,377
12.000% 02/20/14	17,573	21,132
12.000% 03/15/14	98,749	119,142
12.000% 03/20/14	7,323	8,806
12.000% 04/15/14	56,619	68,259
12.000% 04/20/14	32,282	38,819
12.000% 05/15/14	101,718	122,723
12.000% 06/15/14	27,565	33,258
12.000% 07/15/14	10,127	12,218
12.000% 08/20/14	1,949	2,344
12.000% 01/15/15	20,739	24,762
12.000% 02/15/15	55,620	66,408
12.000% 03/15/15	37,520	44,796
12.000% 03/20/15	205	244
12.000% 04/15/15	43,215	51,598
12.000% 05/15/15	17,745	21,185
12.000% 06/15/15	19,859	23,719
12.000% 07/15/15	21,426	25,582
12.000% 09/20/15	10,173	12,106
12.000% 10/15/15	8,356	9,976
12.000% 11/15/15	7,544	9,007
12.000% 12/20/15	1,377	1,639
12.000% 01/15/16	4,587	5,487
12.000% 02/15/16	6,284	7,518
12.000% 02/20/16	2,814	3,355
12.250% 02/15/14	43,184	51,008
12.250% 03/15/14	5,466	6,457
12.250% 04/15/14	17,338	20,479
12.500% 04/15/10	31,875	35,195
12.500% 05/15/10	44,776	49,775
12.500% 06/15/10	56,323	62,585
12.500% 07/15/10	26,580	29,548
12.500% 08/15/10	8,301	9,228
12.500% 09/15/10	2,646	2,942
12.500% 10/15/10	15,052	16,732
12.500% 11/15/10	58,205	64,687
12.500% 12/15/10	104,235	115,744
12.500% 01/15/11	9,597	10,885
12.500% 05/15/11	11,444	13,118
12.500% 10/15/13	27,504	32,460
12.500% 10/20/13	19,410	22,829
12.500% 11/15/13	99,038	116,881
12.500% 12/15/13	38,586	45,496
12.500% 01/15/14	26,582	31,640
12.500% 05/15/14	70,611	84,046

See Accompanying Notes to Financial Statements.

15

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
12.500% 06/15/14	38,078	45,322
12.500% 07/15/14	1,343	1,598
12.500% 07/20/14	2,427	2,852
12.500% 08/15/14	10,445	12,432
12.500% 09/20/14	1,733	2,055
12.500% 10/20/14	5,315	6,305
12.500% 12/15/14	38,841	46,231
12.500% 01/15/15	50,676	60,650
12.500% 04/15/15	2,274	2,721
12.500% 05/15/15	13,155	15,745
12.500% 05/20/15	2,707	3,228
12.500% 06/15/15	10,537	12,612
12.500% 07/15/15	20,351	24,357
12.500% 07/20/15	2,831	3,376
12.500% 08/15/15	21,701	25,972
12.500% 10/15/15	30,023	35,934
12.500% 11/20/15	8,369	9,983
13.000% 01/15/11	32,456	36,249
13.000% 02/15/11	29,213	33,697
13.000% 03/15/11	25,653	29,591
13.000% 04/15/11	43,110	49,728
13.000% 06/15/11	9,220	10,636
13.000% 06/15/12	11,178	13,156
13.000% 10/15/12	12,170	14,323
13.000% 11/15/12	6,137	7,222
13.000% 12/15/12	2,253	2,651
13.000% 02/15/13	12,126	14,384
13.000% 05/15/13	3,300	3,915
13.000% 09/15/13	12,541	14,878
13.000% 09/20/13	14,538	17,188
13.000% 10/15/13	39,694	47,088
13.000% 06/15/14	24,736	29,601
13.000% 06/20/14	107	128
13.000% 07/15/14	14,627	17,504
13.000% 07/20/14	1,760	2,100
13.000% 09/15/14	20,370	24,348
13.000% 10/15/14	12,277	14,693
13.000% 11/15/14	26,805	32,206
13.000% 12/15/14	26,683	31,930
13.000% 03/15/15	5,105	6,085
13.000% 06/15/15	6,465	7,780
13.000% 01/15/16	12,828	15,501
13.500% 05/15/10	5,020	5,636
13.500% 06/15/10	807	906
13.500% 07/15/10	1,112	1,249
13.500% 10/15/10	6,511	7,309
13.500% 04/15/11	3,578	4,152
13.500% 05/15/11	31,690	36,720
13.500% 10/15/12	890	1,055
13.500% 11/15/12	24,009	28,465

See Accompanying Notes to Financial Statements.

16

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association (continued)
	13.500% 06/15/13	4,440	5,317
	13.500% 07/15/14	1,791	2,159
	13.500% 08/15/14	1,454	1,753
	13.500% 08/20/14	5,221	6,273
	13.500% 09/15/14	3,698	4,459
	13.500% 09/20/14	4,966	5,967
	13.500% 10/15/14	16,172	19,497
	13.500% 11/15/14	10,862	13,095
	13.500% 11/20/14	26,748	32,141
	13.500% 12/15/14	3,588	4,326
	13.500% 12/20/14	4,801	5,769
	13.500% 01/15/15	12,329	15,017
	13.500% 02/15/15	21,024	25,607
	13.500% 02/20/15	8,174	9,924
	13.500% 04/15/15	3,764	4,585
	13.500% 06/15/15	4,512	5,496
	14.000% 06/15/11	3,192	3,728
	15.000% 09/15/11	29,720	35,139
	15.000% 07/15/12	1,912	2,309

	Total Mortgage-Backed Securities (cost of $262,249,742)		267,088,253

Asset-Backed Securities – 9.6%
Bank One Issuance Trust	3.231% 12/15/10(d)	10,800,000	10,800,945

Capital One Multi-Asset Execution Trust	3.371% 05/16/11(d)	10,000,000	9,995,797

Chase Credit Card Master Trust	3.231% 07/15/10(d)	10,000,000	10,000,323

Chase Funding Mortgage Loan	5.587% 02/25/32	1,008,333	827,230
	5.850% 02/25/32(d)	3,716,930	2,005,040
	6.150% 06/25/31(d)	3,255,074	2,008,907
	6.899% 03/25/31(d)	1,181,943	1,007,111

Citicorp Residential Mortgage Securities, Inc.	5.892% 03/25/37	2,650,000	2,436,634

First Alliance Mortgage Loan Trust	8.225% 09/20/27	183,541	183,103

Green Tree Financial Corp.	7.850% 08/15/25(d)	9,100,000	8,995,421

Harley-Davidson Motorcycle Trust	5.540% 04/15/15	1,700,000	1,641,942

JPMorgan Mortgage Acquisition Corp.	5.784% 01/25/37	5,740,000	4,702,276

MBNA Credit Card Master Note Trust	4.450% 08/15/16(f)	5,000,000	4,498,375

Residential Asset Mortgage Products, Inc.	4.120% 06/25/33	1,592,524	1,445,070
	5.600% 12/25/33	2,580,136	1,695,970

See Accompanying Notes to Financial Statements.

17

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Asset-Backed Securities (continued)

		Par ($)	Value ($)

Residential Asset Securities Corp.	6.656% 04/25/32(d)	1,838,691	1,833,160

Wachovia Auto Loan Owner Trust	5.650% 02/20/13	3,800,000	3,676,301

	Total Asset-Backed Securities (cost of $74,121,912)		67,753,605

Collateralized Mortgage Obligations – 3.5%

Agency – 1.3%
Federal Home Loan Mortgage Corp.	6.000% 05/15/29	8,812,000	9,168,489
I.O.:
	5.500% 01/15/23(i)	1,707	—
	5.500% 05/15/27(i)	259,580	11,214

Vendee Mortgage Trust
I.O.:
	0.304% 03/15/29(d)(i)	6,975,198	54,451
	0.441% 09/15/27(d)(i)	5,725,603	64,571

	Agency Total		9,298,725

Non-Agency – 2.2%
Citigroup Mortgage Loan Trust, Inc.	5.786% 11/25/36(d)	4,826,927	4,492,523

Countrywide Home Loans, Inc.	6.000% 01/25/33	2,196,466	1,961,259

First Horizon Asset Securities, Inc.	5.128% 10/25/33(d)	1,749,023	1,316,470

Nomura Asset Acceptance Corp.	6.664% 05/25/36(g)	4,220,000	1,477,000

Residential Accredit Loans, Inc.	6.250% 03/25/17	2,760,143	2,755,279

Residential Funding Mortgage Securities, Inc.	6.000% 02/25/37	1,488,648	1,112,802

Residential Funding Mortgage Securities, Inc.	6.500% 03/25/32	1,009,419	969,136
	6.500% 03/25/32	757,065	649,324

Tryon Mortgage Funding, Inc.	7.500% 02/20/27	24,728	24,688

Washington Mutual Mortgage Loan Trust	6.165% 01/25/40(d)	1,090,716	1,091,436

	Non - Agency Total		15,849,917

	Total Collateralized Mortgage Obligations (cost of $29,060,686)		25,148,642

See Accompanying Notes to Financial Statements.

18

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

		Par ($)	Value ($)
Commercial Mortgage-Backed Securities – 0.1%
Merrill Lynch Mortgage Investors, Inc.	I.O.:
	0.965% 12/15/30(d)(i)	7,252,281	87,643
PNC Mortgage Acceptance Corp.	5.910% 03/12/34	889,545	892,572

	Total Commercial Mortgage-Backed Securities (cost of $1,084,116)		980,215

		Shares
Securities Lending Collateral – 27.8%
	State Street Navigator Securities Lending Prime Portfolio (h) (7 day yield of 3.580%)	197,607,443	197,607,443

	Total Securities Lending Collateral (cost of $197,607,443)		197,607,443

		Par ($)
Short-Term Obligation – 8.5%
	Repurchase agreement with Greenwich Capital, dated 02/29/08, due 03/03/08 at 3.000% collateralized by U.S. Treasury Obligations maturing 12/21/12, market value $61,806,504 (repurchase proceeds $59,996,996)	59,982,000	59,982,000

	Total Short-Term Obligation (cost of $59,982,000)		59,982,000

	Total Investments – 133.0% (cost of $928,881,020)(j)		944,563,204

	Other Assets & Liabilities, Net – (33.0)%		(234,583,999)

	Net Assets – 100.0%		709,979,205

	Notes to Investment Portfolio:
	(a) All or a portion of this security was on loan at February 29, 2008. The total market value of securities on loan at February 29, 2008 is $196,177,766.
	(b) A portion of this security with a market value of $27,283,157 is pledged as collateral for open futures contracts.
	(c) Zero coupon bond.
	(d) The interest rate shown on floating rate or variable rate securities reflects the rate at February 29, 2008.
	(e) Security purchased on a delayed delivery basis.
	(f) Investments in affiliates during the six months ended February 29, 2008: Security name: MBNA Credit Card Master Note Trust, 4.450% 08/15/16

	Par as of 08/31/07:	$5,000,000
	Par purchased:	—
	Par sold:	—
	Par as of 02/29/08:	$5,000,000
	Net realized gain/loss:	—
	Interest income earned:	$111,250
	Value at end of period:	$4,498,375
	(g) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
	(h) Investment made with cash collateral received from securities lending activity.
	(i) Accrued interest accumulates in the value of this security and is payable at redemption.
	(j) Cost for federal income tax purposes is $929,790,836.

See Accompanying Notes to Financial Statements.

19

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

At February 29, 2008, the asset allocation of the Fund is as follows:
Asset Allocation	% of Net Assets
Government & Agency Obligations	45.9
Mortgage-Backed Securities	37.6
Asset-Backed Securities	9.6
Collateralized Mortgage Obligations	3.5
Commercial Mortgage-Backed Securities	0.1

96.7
Securities Lending Collateral	27.8
Short-Term Obligation	8.5
Other Assets & Liabilities, Net	(33.0)

100.0

At February 29, 2008, the Fund held the following open long futures contracts:
Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
5-Year U.S. Treasury Notes	673	$76,890,250	$75,220,453	Jun-08	$1,669,797
10-Year U.S. Treasury Notes	455	$53,362,969	$52,184,291	Jun-08	1,178,678

					$2,848,475

At February 29, 2008, the Fund held the following open short futures contracts:
Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Notes	629	$135,431,563	$133,706,441	Mar-08	$(1,725,122)
U.S. Treasury Bonds	144	$17,235,000	$17,239,032	Mar-08	4,032

					$(1,721,090)

	Acronym	Name
	I.O.	Interest Only
	STRIPS	Separate Trading of Registered Interest and Principal of Securities
	TBA	To Be Announced

See Accompanying Notes to Financial Statements.

20

Statement of Assets and Liabilities – Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

		($)
Assets	Unaffiliated investments, at cost (including repurchase agreement)	923,896,020
	Affiliated investments, at cost	4,985,000

	Total investments, at cost	928,881,020
	Unaffiliated investments, at value (including securities on loan of $196,177,766)	940,064,829
	Affiliated investments, at value	4,498,375

	Total investments, at value	944,563,204
	Receivable for:
	Fund shares sold	322,153
	Interest	2,680,060
	Securities lending	123,002
	Dollar roll income	53,348
	Futures variation margin	551,141
	Trustees’ deferred compensation plan	99,729
	Other assets	18,377

	Total Assets	948,411,014

Liabilities	Payable to custodian bank	604
	Collateral on securities loaned	197,607,443
	Payable for:
	Investments purchased on a delayed delivery basis	38,306,163
	Fund shares repurchased	683,989
	Distributions	879,182
	Investment advisory fee	290,359
	Transfer agent fee	193,625
	Pricing and bookkeeping fees	27,613
	Trustees’ fees	66,285
	Custody fee	23,475
	Distribution and service fees	158,977
	Chief compliance officer expenses	257
	Trustees’ deferred compensation plan	99,729
	Other liabilities	94,108

	Total Liabilities	238,431,809

	Net Assets	709,979,205

Net Assets Consist of	Paid-in capital	774,728,156
	Overdistributed net investment income	(2,289,538)
	Accumulated net realized loss	(79,268,982)
	Net unrealized appreciation on:
	Investments	15,682,184
	Futures contracts	1,127,385

	Net Assets	709,979,205

See Accompanying Notes to Financial Statements.

21

Statement of Assets and Liabilities (continued) – Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Class A	Net assets	$586,216,971
	Shares outstanding	54,717,732
	Net asset value per share	$10.71	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share	$11.24	(b)

Class B	Net assets	$40,752,078
	Shares outstanding	3,803,813
	Net asset value and offering price per share	$10.71	(a)

Class C	Net assets	$9,676,487
	Shares outstanding	903,210
	Net asset value and offering price per share	$10.71	(a)

Class Z	Net assets	$73,333,669
	Shares outstanding	6,844,990
	Net asset value, offering and redemption price per share	$10.71

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

22

Statement of Operations – Columbia Federal Securities Fund

For the Six Months Ended February 29, 2008 (Unaudited)

		($)
Investment Income	Interest	18,320,378
	Interest from affiliates	111,250
	Dollar roll fee income	263,529
	Securities lending income	660,710

	Total Investment Income	19,355,867

Expenses	Investment advisory fee	1,869,471
	Distribution fee:
	Class B	155,946
	Class C	29,587
	Service fee:
	Class A	726,418
	Class B	51,982
	Class C	9,841
	Transfer agent fee	453,684
	Pricing and bookkeeping fees	127,847
	Trustees’ fees	31,748
	Custody fee	64,797
	Chief compliance officer expenses	429
	Prepaid insurance	9,076
	Other expenses	173,421

	Total Expenses	3,704,247

	Fees waived by Distributor – Class C	(5,968)
	Expense reductions	(482)

	Net Expenses	3,697,797

	Net Investment Income	15,658,070

Net Realized and Unrealized Gain on Investments and Futures Contracts	Net realized gain on: Investments	7,642,218
	Futures contracts	7,181,887

	Net realized gain	14,824,105

	Net change in unrealized appreciation on:
	Investments	12,678,704
	Futures contracts	568,038

	Net change in unrealized appreciation	13,246,742

	Net Gain	28,070,847

	Net Increase Resulting from Operations	43,728,917

See Accompanying Notes to Financial Statements.

23

Statement of Changes in Net Assets – Columbia Federal Securities Fund

Increase (Decrease) in Net Assets		(Unaudited) Six Months Ended February 29, 2008 ($)	Year Ended August 31, 2007 ($)
Operations	Net investment income	15,658,070	35,188,975
	Net realized gain (loss) on investments and futures contracts	14,824,105	(1,342,053)
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	13,246,742	(3,759,514)

	Net Increase Resulting from Operations	43,728,917	30,087,408

Distributions to Shareholders	From net investment income:
	Class A	(12,664,584)	(27,641,171)
	Class B	(751,047)	(1,979,571)
	Class C	(147,729)	(287,481)
	Class Z	(2,210,304)	(5,166,731)
	Return of capital:
	Class A	—	(218,143)
	Class B	—	(23,510)
	Class C	—	(2,668)
	Class Z	—	(31,222)

	Total Distributions to Shareholders	(15,773,664)	(35,350,497)

Share Transactions	Class A:
	Subscriptions	14,162,552	19,878,507
	Distributions reinvested	8,707,880	18,946,197
	Redemptions	(48,476,779)	(110,824,949)

	Net Decrease	(25,606,347)	(72,000,245)

	Class B:
	Subscriptions	3,593,395	2,909,620
	Distributions reinvested	611,366	1,627,310
	Redemptions	(9,393,752)	(25,760,066)

	Net Decrease	(5,188,991)	(21,233,136)

	Class C:
	Subscriptions	3,480,298	1,599,821
	Distributions reinvested	106,012	225,265
	Redemptions	(1,257,169)	(2,954,789)

	Net Increase (Decrease)	2,329,141	(1,129,703)

	Class Z:
	Subscriptions	16,691,599	31,175,281
	Distributions reinvested	608,625	1,945,362
	Redemptions	(51,833,630)	(37,079,014)

	Net Decrease	(34,533,406)	(3,958,371)
	Net Decrease from Share Transactions	(62,999,603)	(98,311,455)

	Total Decrease in Net Assets	(35,044,350)	(103,574,544)

Net Assets	Beginning of period	745,023,555	848,598,099
	End of period	709,979,205	745,023,555
	Overdistributed net investment income at end of period	(2,289,538)	(2,173,944)

See Accompanying Notes to Financial Statements.

24

Statement of Changes in Net Assets (continued) – Columbia Federal Securities Fund

		(Unaudited) Six Months Ended February 29, 2008	Year Ended August 31, 2007
Changes in Shares	Class A:
	Subscriptions	1,333,088	1,919,059
	Issued for distributions reinvested	827,316	1,825,566
	Redemptions	(4,618,907)	(10,685,537)

	Net Decrease	(2,458,503)	(6,940,912)

	Class B:
	Subscriptions	336,391	281,351
	Issued for distributions reinvested	58,103	156,713
	Redemptions	(894,467)	(2,485,102)

	Net Decrease	(499,973)	(2,047,038)

	Class C:
	Subscriptions	328,137	154,096
	Issued for distributions reinvested	10,062	21,701
	Redemptions	(119,316)	(284,752)

	Net Increase (Decrease)	218,883	(108,955)

	Class Z:
	Subscriptions	1,607,026	3,009,819
	Issued for distributions reinvested	58,280	187,530
	Redemptions	(4,962,842)	(3,577,774)

	Net Decrease	(3,297,536)	(380,425)

See Accompanying Notes to Financial Statements.

25

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31,
Class A Shares			2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$10.30		$10.38		$10.73		$10.75	$10.60	$10.88

Income from Investment Operations:
Net investment income	0.23	(a)	0.46	(a)	0.44	(a)	0.41 (a)	0.44 (a)	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	0.41		(0.08)		(0.32)		— (b)	0.13	(0.24)

Total from Investment Operations	0.64		0.38		0.12		0.41	0.57	0.17

Less Distributions to Shareholders:
From net investment income	(0.23)		(0.46)		(0.46)		(0.43)	(0.42)	(0.45)
From return of capital	—		—	(b)	(0.01)		—	—	—

Total Distributions to Shareholders	(0.23)		(0.46)		(0.47)		(0.43)	(0.42)	(0.45)

Net Asset Value, End of Period	$10.71		$10.30		$10.38		$10.73	$10.75	$10.60
Total return (c)	6.25	%(d)(e)	3.73	%(e)	1.07	%(e)	3.91%	5.49%	1.52%

Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	1.00	%(g)	0.95%		0.97%		1.08%	1.16%	1.25%
Waiver/Reimbursement	—		0.02%		0.01%		—	—	—
Net investment income (f)	4.33	%(g)	4.43%		4.24%		3.87%	4.11%	3.30%
Portfolio turnover rate (h)	88	%(d)	121%		92%		80%	93%	61%
Net assets, end of period (000’s)	$586,217		$589,124		$665,283		$754,026	$853,801	$1,004,181

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

26

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31,
Class B Shares			2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$10.30		$10.38		$10.73		$10.75	$10.60	$10.88

Income from Investment Operations:
Net investment income	0.19	(a)	0.38	(a)	0.36	(a)	0.33 (a)	0.36 (a)	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	0.41		(0.08)		(0.32)		— (b)	0.13	(0.22)

Total from Investment Operations	0.60		0.30		0.04		0.33	0.49	0.09

Less Distributions to Shareholders:
From net investment income	(0.19)		(0.38)		(0.38)		(0.35)	(0.34)	(0.37)
From return of capital	—		—	(b)	(0.01)		—	—	—

Total Distributions to Shareholders	(0.19)		(0.38)		(0.39)		(0.35)	(0.34)	(0.37)

Net Asset Value, End of Period	$10.71		$10.30		$10.38		$10.73	$10.75	$10.60
Total return (c)	5.86	%(d)(e)	2.96	%(e)	0.32	%(e)	3.13%	4.71%	0.76%

Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	1.75	%(g)	1.70%		1.72%		1.83%	1.91%	2.00%
Waiver/Reimbursement	—		0.02%		0.01%		—	—	—
Net investment income (f)	3.58	%(g)	3.68%		3.49%		3.12%	3.41%	2.56%
Portfolio turnover rate (h)	88	%(d)	121%		92%		80%	93%	61%
Net assets, end of period (000’s)	$40,752		$44,345		$65,896		$69,452	$96,527	$143,880

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

27

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31,
Class C Shares			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.30		$10.38	$10.73	$10.75	$10.60	$10.88

Income from Investment Operations:
Net investment income	0.20	(a)	0.40 (a)	0.38 (a)	0.35 (a)	0.38 (a)	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	0.41		(0.08)	(0.33)	— (b)	0.13	(0.22)

Total from Investment Operations	0.61		0.32	0.05	0.35	0.51	0.10

Less Distributions to Shareholders:
From net investment income	(0.20)		(0.40)	(0.39)	(0.37)	(0.36)	(0.38)
From return of capital	—		— (b)	(0.01)	—	—	—

Total Distributions to Shareholders	(0.20)		(0.40)	(0.40)	(0.37)	(0.36)	(0.38)

Net Asset Value, End of Period	$10.71		$10.30	$10.38	$10.73	$10.75	$10.60
Total return (c)(d)	5.93	%(e)	3.11%	0.47%	3.29%	4.86%	0.91%

Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	1.60	%(g)	1.55%	1.57%	1.68%	1.76%	1.85%
Waiver/Reimbursement	0.15	%(g)	0.17%	0.16%	0.15%	0.15%	0.15%
Net investment income (f)	3.71	%(g)	3.83%	3.65%	3.27%	3.60%	2.76%
Portfolio turnover rate (h)	88	%(e)	121%	92%	80%	93%	61%
Net assets, end of period (000’s)	$9,676		$7,051	$8,231	$8,547	$10,630	$18,934

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(e)	Not annualized.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended February 29, 2008		Year Ended August 31,
Class Z Shares			2007		2006		2005	2004	2003
Net Asset Value, Beginning of Period	$10.30		$10.38		$10.73		$10.75	$10.60	$10.88

Income from Investment Operations:
Net investment income	0.24	(a)	0.48	(a)	0.46	(a)	0.44 (a)	0.46 (a)	0.40
Net realized and unrealized gain (loss) on investments and futures contracts	0.41		(0.07)		(0.32)		— (b)	0.14	(0.20)

Total from Investment Operations	0.65		0.41		0.14		0.44	0.60	0.20

Less Distributions to Shareholders:
From net investment income	(0.24)		(0.49)		(0.48)		(0.46)	(0.45)	(0.48)
From return of capital	—		—	(b)	(0.01)		—	—	—

Total Distributions to Shareholders	(0.24)		(0.49)		(0.49)		(0.46)	(0.45)	(0.48)

Net Asset Value, End of Period	$10.71		$10.30		$10.38		$10.73	$10.75	$10.60
Total return (c)	6.39	%(d)(e)	3.99	%(e)	1.33	%(e)	4.16%	5.75%	1.77%

Ratios to Average Net Assets/Supplemental Data:
Expenses (f)	0.75	%(g)	0.70%		0.72%		0.83%	0.91%	1.00%
Waiver/Reimbursement	—		0.02%		0.01%		—	—	—
Net investment income (f)	4.58	%(g)	4.68%		4.51%		4.12%	4.30%	3.47%
Portfolio turnover rate (h)	88	%(d)	121%		92%		80%	93%	61%
Net assets, end of period (000’s)	$73,334		$104,504		$109,187		$39,680	$29,848	$9,857

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Not annualized.

(e)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(f)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(g)	Annualized.

(h)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

29

Notes to Financial Statements – Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Note 1. Organization

Columbia Federal Securities Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotations. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

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Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Futures Contracts

The Fund may invest in futures contracts to seek to enhance returns, to hedge some of the risks of its investments in fixed income securities or as a substitute for a position in the underlying assets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Fund may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Fund’s sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, and (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Rolls

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the

31

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The tax character of distributions paid during the year ended August 31, 2007 was as follows:

Distributions paid from:
Ordinary Income*	$35,074,954
Return of Capital	275,543

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 29, 2008, based on cost of investments for federal income tax purposes was:

Unrealized appreciation	$25,968,558
Unrealized depreciation	(11,196,190)
Net unrealized appreciation	$14,772,368

32

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

The following capital loss carryforwards, determined as of August 31, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$ 39,883,064
2009	29,849,094
2012	24,359
2014	10,286,822
2015	7,609,058

$87,652,397

Capital loss carryforwards of $9,271,661 expired during the year ended August 31, 2007. Expired capital loss carryforwards are recorded as a reduction of paid-in capital. Of the capital loss carryforwards attributable to the Fund, $15,616,545, (expiring 08/31/08) remains from the Liberty Intermediate Government Fund’s merger with the Fund and $259,852 ($235,493 expiring on 8/31/08 and $24,359 expiring on 08/31/12) remains from Nations Government Securities Fund’s merger with the Fund.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2007 post-October capital losses of $1,974,049 attributed to security transactions were deferred to September 1, 2007.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (“FIN 48”) on February 29, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund’s financial statements and no cumulative effect adjustment was recorded on February 29, 2008. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions).

The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides the Fund with investment advisory, administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.53%
$500 million to $1 billion	0.48%
$1 billion to $1.5 billion	0.45%
$1.5 billion to $3 billion	0.42%
Over $3 billion	0.40%

For the six month period ended February 29, 2008, the Fund’s annualized effective investment advisory fee rate was 0.51% of the Fund’s average daily net assets.

33

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the six month period ended February 29, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $4,062.

Transfer Agent Fees

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the six month period ended February 29, 2008, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the six month period ended February 29, 2008, the Distributor has retained net underwriting discounts of $4,271 on sales of the Fund’s Class A shares and received net CDSC fees of $110, $26,174 and $1,001 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) which require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it will not exceed 0.60% annually of the average daily net assets attributable to the Class C

34

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

shares. This agreement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

As a result of a merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which is included in “Trustees’ fees” in the Statement of Assets and Liabilities. The deferred compensation plan of the acquired fund may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the six month period ended February 29, 2008, these custody credits reduced total expenses by $482 for the Fund.

Note 6. Portfolio Information

For the six month period ended February 29, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $640,699,203 and $542,584,444, respectively, of which $473,942,324 and $389,659,973, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. An annual operations agency fee of $40,000 is paid for the committed line of credit, while an annual administration fee of $15,000 may be charged for the uncommitted line of credit. State Street waived the administration fee for the annual extension of the facility on September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets and are included in “Other expenses” in the Statement of Operations.

For the six month period ended February 29, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of February 29, 2008, one shareholder held 9.0% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the

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Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 10. Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ‘‘MDL’’). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law

36

Columbia Federal Securities Fund

February 29, 2008 (Unaudited)

claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

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Board Consideration and Approval of Investment Advisory Agreements – Columbia Federal Securities Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the “Agreements”) of the funds for which the Trustees serve as trustees (each a “fund”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the Funds and Columbia, including the senior manager of each investment area within Columbia. Through the Board’s Investment Oversight Committees, Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds’ investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund’s performance benchmarks, (ii) information on each fund’s advisory fees and other expenses, including information comparing the fund’s expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee “breakpoints,” (iii) information about the profitability of the Agreements to Columbia, including potential “fall-out” or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia’s response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia’s financial results and financial condition, (vi) each fund’s investment objective and strategies and the size, education and experience of Columbia’s investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds’ brokerage and the use of “soft” commission dollars to pay for research products and services, (viii) Columbia’s resources devoted to, and its record of compliance with, the funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (ix) Columbia’s response to various legal and regulatory proceedings since 2003 and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds’ independent fee consultant and reviews materials relating to the funds’ relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees and the independent fee consultant.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2007 meeting, following meetings of the Advisory Fees and Expenses Committee held In July, August, September and October, 2007. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia’s ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their

38

overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party’s methodology for identifying each fund’s peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund’s Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund’s investment strategy and policies and that the fund was performing within a reasonable range of expectations, given these investment decisions, market conditions and the fund’s investment strategy; (iii) that the fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund’s investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through May 31, 2007, Columbia Federal Securities Fund’s performance was in the second quintile (where the best performance would be in the first quintile) for the one-, three-, five and ten-year periods of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia’s performance and reputation generally, the funds’ performance as a fund family generally, and Columbia’s historical responsiveness to Trustee concerns about performance and Columbia’s willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund’s advisory fees and total expense levels to those of the fund’s peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia’s use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management’s stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Federal Securities Fund’s total expenses and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

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The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia’s investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as expense waivers/reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

■

the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

■

the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

■

so-called “fall-out benefits” to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds’ securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

■	the draft report provided by the funds’ independent fee consultant, which included information about and analysis of the funds’ fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2008.

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Summary of Management Fee Evaluation by Independent Fee Consultant

1	CMA and CMD are subsidiaries of Columbia Management Group, LLC (“CMG”), and are the successors to the entities named in the AOD.

2	I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the “Funds.”

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE COLUMBIA ATLANTIC FUNDS

Prepared Pursuant to the February 9, 2005 Assurance of Discontinuance among the Office of Attorney General of New York State, Columbia Management Advisors, Inc., and Columbia Funds Distributor, Inc. October 15, 2007

I. Overview

Columbia Management Advisors, LLC (“CMA”) and Columbia Funds Distributors, Inc.1 (“CMD”) agreed on February 9, 2005 to the New York Attorney General’s Assurance of Discontinuance (“AOD”). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund (“Columbia Fund” and together with all such funds or a group of such funds as the “Columbia Funds”) only if the Independent Members of the Columbia Fund’s Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant (“IFC”) who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the “Atlantic Funds” (together with the other members of that Board, the “Trustees”) retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the third annual written evaluation of the fee negotiation process. Last year’s report (the “2006 Report”) was completed by my immediate predecessor IFC, John Rea, who has provided invaluable assistance in the preparation of this year’s report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with “managing the process by which proposed management fees…to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms’ length and reasonable and consistent with this Assurance of Discontinuance.” The AOD also provides that CMA “may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees…using…an annual independent written evaluation prepared by or under the direction of…the Independent Fee Consultant.” Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.	The nature and quality of CMA’s services, including the Fund’s performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Possible economies of scale as the Fund grows larger;

4.	Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.	Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.	Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year’s, focuses on the six factors and contains a section for each factor except that CMA’s costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years and finally reviews the status of recommendations made in the 2006 Report.

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II. Summary of Findings

A. General

1.	Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.	In my view, the process by which the proposed management fees of the Funds have been negotiated in 2007 thus far has been, to the extent practicable, at arms’ length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.	The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns, at least half of all the Funds have been in the first and second performance quintiles in each of the four performance periods. Performance for the 3-year period is impressive, with 44 of the 63 Funds, or 70%, in the top two quintiles and only 11 Funds, or 17%, in the fourth and fifth quintiles. Both equity and fixed-income funds have strong performance records.

4.	The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

5.	Atlantic equity Funds’ overall performance adjusted for risk also was strong. Based upon 3-year returns, 19 of the 24 equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Fixed-income Funds tended to take on more risk than comparable funds but many also have achieved relatively strong performance over the 3-year period. Nonetheless, 8 of the Funds have high relative risk and low relative returns.

6.	The industry-standard procedure used by third parties such as Lipper to construct the performance universe in which each Fund’s performance is ranked relative to comparable funds tends to bias a Fund’s ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees lowers the relative performance for the Funds examined but does not call into question the general finding that the Atlantic Funds’ performance has been strong relative to comparable funds.

C. Management Fees Charged by Other Mutual Fund Companies

7.	The Funds’ management fees and total expenses are generally low relative to those of their peers. Only 19% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 21% in those quintiles for total expenses.

8.	The Columbia Money Market Fund VS has a higher management fee structure than that of other Columbia money market funds of comparable asset size, but its total expenses are comparable to those funds.

D. Trustees’ Fee and Performance Evaluation Process

9.	The Trustees’ evaluation process identified 11 Funds in 2007 for further review based upon their relative performance or expenses or both. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review. CMG provided further information about those funds to assist the Trustees in their evaluation. The Trustees may choose to seek additional information about Atlantic Funds that do not meet the criteria for further review.

E. Potential Economies of Scale

10.

CMG has prepared a memo for the Trustees containing its views on the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. CMG has not, however, identified specific sources of economies of scale nor has it provided any estimates of the magnitude of any economies of scale. In the memo, CMG also describes

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measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

F. Management Fees Charged to Institutional Clients

11.	CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds’ management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds’ management fees.

G. Revenues, Expenses, and Profits

12.	The activity-based cost allocation methodology (“ABC”) employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. For comparison, CMG also has allocated costs by assets, demonstrating that the choice of allocation method can have a substantial effect on fund profitability. Notwithstanding the limitations of any effort to allocate costs to a particular fund, we believe that the ABC method represented a better approximation of CMG’s costs incurred in providing services to the Funds than did asset-based allocation.

13.	The materials provided on CMG’s revenues and expenses with respect to the Funds and the methodology underlying their construction generally form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

14.	In 2006, CMG’s complex-wide pre-tax margins on the Atlantic Funds were below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex comprising 70 funds in the past year, some Atlantic Funds have higher pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There appeared to be some relationship between fund size and profitability, with smaller funds generally operating at a loss.

15.	CMG shares a fixed percentage of its management fee revenues with an affiliate, the Private Bank of Bank of America (“PB” or “Private Bank”), to compensate the PB for services it performs with respect to Atlantic Fund assets held for the benefit of PB customers. In 2006, these payments totaled $23.2 million. Based on our analysis of the services provided by the PB, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)	Risk-adjusted performance. CMG should provide the Trustees with quantitative information about the risk of each equity and fixed-income Fund in a format that allows the risk and return of each Fund to be evaluated simultaneously. As part of that effort, CMG should develop reliable risk metrics for balanced and money market funds and should explain why the fixed-income portfolio team prefers using gross, rather than net, return for these purposes. The format we developed with CMG represents one possible presentation of such information.

2)	Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.	Management-only profitability should be calculated without reference to any Private Bank expense.

b.	Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.	Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG’s profit margin including distribution.

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3)	Potential economies of scale. CMG should provide the Trustees with an analysis of potential economies of scale that considers the sources and magnitude of any economies of scale as CMG’s mutual fund assets under management increase. CMG may consider using the framework suggested for the analysis or any other suitable framework, including an analysis that focuses on complex-wide economies of scale, that addresses the relevant concerns.

4)	Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a “Review Fund” to include risk and profitability metrics and should feel free to request additional information and explanation from CMG with respect to any Atlantic Fund whether or not it qualifies as a “Review Fund.”

5)	Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should be compared to those of industry rivals to ensure that the Funds’ breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

6)	Ensuring consistent methodology used by Lipper, Morningstar, and iMoneyNet to construct performance and expense universes and groups. CMG should work with Lipper, Morningstar, and iMoneyNet to make sure that the all three data vendors apply similar techniques and standards in constructing performance universes and collecting data, if possible. If not, CMG should clearly explain to the Trustees the differences in methodology and the effect such differences may have on rankings. In addition, CMG should ensure that it applies the same ranking methodology to all funds, including those for which Morningstar and iMoneyNet provide the underlying data.

7)	Uniformity of universes across reporting periods. CMA, based on consultations with its CIO’s, has substituted vendors for purposes of universe construction, e.g. Morningstar for Lipper for certain equity funds and iMoneynet for Lipper for money market funds. However, the new universes are not used for all performance periods and have not been used to recalculate last year’s performance and expense figures. Therefore, it is difficult to draw useful conclusions from changes in rankings from last year to this year or from short-term to longer-term performance periods. CMA, when it changes data providers, should use both the current and former data sources in the changeover so that the Trustees can understand how the change in vendors may affect performance and expense rankings.

8)	Filtering all universes. The Lipper volumes presented to the Trustees, consistent with industry practice, compare the performance of a Fund to all other funds in its performance universe. Lipper regards for this purpose each class of shares of a fund as a separate fund. This means that the performance of a Columbia Fund A share (with a 25 basis point 12b-1 fee) or Z share (with no 12b-1 fee) is compared to many classes of competitive funds with higher distribution fees, such as deferred-sales-charge B shares and level-load C shares. Including share classes with higher fees than the Columbia Fund share class may make the Columbia Fund’s performance look better compared to its peers. The difference can be meaningful. Therefore, we recommend that, in addition to the standard Lipper universe presentation, Funds in the third and fourth quintiles should be ranked in a universe limited to the share class per competitive fund whose distribution pricing most closely matches the relevant Fund. Further, in all rankings, we suggest that use of an Atlantic Fund Z share be limited to performance periods prior to the issuance of that fund’s A shares.

9)

Management fee disparities. Several disparities have existed between the management fees of comparable Atlantic and Nations Funds. To eliminate the disparity between the expenses of the Atlantic state intermediate municipal bond funds and those of comparable funds overseen by the Nations Board, CMG has proposed expense caps for the Atlantic funds. Furthermore, CMG’s proposed expense cap for the Core Bond Fund would produce a significant gap between its management fee and those of two comparable Atlantic Funds. To enable the Trustees to identify such disparities in the future, CMG should provide the Trustees with a table that shows management fees of Atlantic Funds and those of comparable Nations and Acorn Funds. CMG should also provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA. Finally, whenever CMG proposes a management fee change or an expense

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cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)	Reduction of volume of documents submitted. As the Trustees have noted, the tendency in the fee evaluation process is for the volume of material prepared for their consideration to increase each year as the participants in the process suggest additional data or presentations of data. However, some of the data may no longer be useful, or its usefulness may be outweighed by the burden of reviewing it. For example, we do not believe that offering two variations of cost allocation by assets is useful. We also question whether profitability data need to be divided by distribution channel, e.g. retail vs. variable annuity. We also note that some material, especially related to complex-wide profitability, appears multiple times in the 15(c) materials.

IV. Status of 2006 Recommendations

The 2006 IFC evaluation contains recommendations aimed at enhancing the evaluation of proposed management fees by Trustees. The section summarizes those recommendations and their results.

1.	Recommendation: Trustees may wish to consider incorporating risk-adjusted measures in their evaluation of performance. CMG has begun to prepare reports for the Trustees with risk adjustments, which could form the basis for formally including the measures in the 15(c) materials. To this end, Trustees may wish to have CMG prepare documents explaining risk adjustments and describing their advantages and disadvantages.

Status: Grids providing both performance and risk rankings for equity and fixed-income funds were prepared by CMG as part of the 2007 15(c) process.

2.	Recommendation: Trustees may wish to consider having CMG evaluate the sensitivity of performance rankings to the design of the universe. The preliminary analysis contained in the evaluation suggests that the method employed by Lipper, the source of performance rankings used by the Trustees, may bias performance rankings upward.

Status: At our request, CMG prepared universes limited to one class of shares per competitive fund for selected funds.

3.	Recommendation: Trustees may wish to consider having CMG extend its analysis of economies of scale by examining the sources of such economies, if any. Identification of the sources may enable the Trustees and CMG to gauge their magnitude. It also may enable the Trustees and CMG to build upon past work on standardized fee schedules so that the schedules themselves are consistent with any economies of scale and their sources. Finally, an extension of the analysis may enable the Trustees and CMG to develop a framework that coordinates the use of fee waivers and expense caps with the standard fee schedules and with any economies of scale and their sources.

Status: CMG questions the usefulness of such an exercise due to the many variables that can have an effect on costs and revenues as assets increase. We continue to believe that such an exercise would be helpful to the Trustees.

4.	Recommendation: Trustees may wish to consider encouraging CMG to build further upon its expanded analysis of institutional fees by refining the matching of institutional accounts with mutual funds, by dating the establishment of each institutional account, and by incorporating other accounts, such as subadvisory relationships, trusts, offshore funds, and separately managed accounts into the analysis.

Status: CMG dated many of the institutional accounts but was not able to determine the date of establishment for all accounts. CMG also provided data on other types of institutional accounts.

5.	Recommendation: Trustees may wish to consider requesting that CMG expand the reporting of revenues and expenses to include more line-item detail for management and administration, transfer agency, fund accounting, and distribution.

Status: We continue to believe that such a statement would help the Trustees understand CMG’s business better and place the fund-by-fund profitability reports in context.

6.	Recommendation: Trustees may wish to consider requesting that CMG provide a statement of its operations in the 15(c) materials.

45

Status: CMG provided various summary statements of operations.

7.	Recommendation: Trustees may wish to consider the treatment of the revenue sharing with PB in their review of CMG’s profitability.

Status: CMG provided a substantial amount of information reflecting adjustment for Private Bank expenses. We believe that all Private Bank expenses should be backed out of management-only profitability analyses, no Private Bank expenses should be excluded from profitability analyses including distribution and only those PB revenue sharing payments in excess of 11 basis points should be excluded from profitability analyses that do not take distribution into account.

Respectfully submitted,

Steven E. Asher

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Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Federal Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should carefully consider the investment objectives, risks, charges and expenses for any Columbia fund before investing. Contact your Columbia Management representative for a prospectus, which contains this and other important information about a fund. Read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

49

Columbia Federal Securities Fund

Semiannual Report, February 29, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-44/151119-0208 (04/08) 08-54259

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a data within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(A) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	April 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	April 28, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	April 28, 2008